UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway,

San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle,

One Franklin Parkway,

San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/11

Item 1.	Reports to Stockholders.

DECEMBER 31, 2011

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL

REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE

PRODUCTS TRUST ANNUAL REPORT

TABLE OF CONTENTS

Important Notes to Performance Information	i
*Prospectus Supplement for all Funds	P-1
*Statement of Additional Information Supplement for all Funds	SAI-1
Fund Summaries
Franklin Flex Cap Growth Securities Fund	FFC-1
Franklin High Income Securities Fund	FH-1
Franklin Income Securities Fund	FI-1
Franklin Rising Dividends Securities Fund	FRD-1
Franklin Small Cap Value Securities Fund	FSV-1
Franklin Small-Mid Cap Growth Securities Fund	FSC-1
Franklin Strategic Income Securities Fund	FSI-1
Franklin Templeton VIP Founding Funds Allocation Fund	FFA-1
Mutual Global Discovery Securities Fund	MGD-1
Mutual International Securities Fund	MI-1
Mutual Shares Securities Fund	MS-1
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Templeton Global Bond Securities Fund	TGB-1
*Prospectus Supplement	TGB-10
Templeton Growth Securities Fund	TG-1
Index Descriptions	I-1
Board Members and Officers	BOD-1
Shareholder Information	SI-1

*Not part of the annual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 4

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

SUPPLEMENT DATED JANUARY 3, 2012

TO THE PROSPECTUS

DATED MAY 1, 2011

(Franklin Templeton Variable Insurance Products Trust)

In the section titled “Additional Information, All Funds” the following replaces all text under the heading “Market Timing Trading Policy”:

The board of trustees has adopted the following policies and procedures with respect to market timing (Market Timing Trading Policy):

Market timing generally. The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of fund shares, often referred to as “market timing,” and asks its Fund of Fund investors and participating Insurers for their cooperation in trying to discourage such activity in their separate accounts by Contract Owners and their financial advisors. The Fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Fund manager or transfer agent such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.

Market timing consequences. If information regarding trading activity in the Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund’s manager or transfer agent and based on that information the Fund or its manager or transfer agent in their sole discretion conclude that such trading may be detrimental to the Fund as described in this Market Timing Trading Policy, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which an Insurer or a Fund of Funds may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund). In determining what actions should be taken, the Fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders. If the Fund is a “fund of funds,” the Fund’s transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the Fund and the underlying funds in which the Fund invests.

In considering trading activity, the Fund may consider, among other factors, trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership.

Market timing through Insurers. As a Contract Owner you are also subject to this policy. An Insurer’s order for purchases and/or redemptions pursuant to a Contract Owner’s instructions (including purchases and/or redemptions by an exchange or transfer between the Fund and any mutual fund) are submitted pursuant to aggregated orders (Aggregated Orders). A fund of fund’s order for purchases and/or redemptions pursuant to its investors’ instructions are also submitted pursuant to Aggregated Orders. While the Fund will encourage Insurers and funds of funds to apply the Fund’s Market Timing Trading Policy to their investors, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing

Trading Policy because Insurers and funds of funds have the relationships with, and are responsible for maintaining the account records of, the individual investors. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the Aggregated Orders used by Insurers and Fund of Fund investors.

Therefore, the Fund or its agent selectively monitor the Aggregated Orders used by Insurers and Fund of Fund investors for purchases, exchange and redemptions in respect of all their investors and seek the cooperation of Insurers and Fund of Fund investors to apply the Fund’s Market Timing Trading Policy. There may be legal and technological limitations on the ability of an Insurer or Fund of Fund to impose trading restrictions and to apply the Fund’s Market Timing Trading Policy to their investors through such methods as implementing short-term trading limitations or restrictions, assessing the Fund’s redemption fee (if applicable) and monitoring trading activity for what might be market timing. As a result, the Fund may not be able to determine whether trading by Insurers or funds of funds in respect of their investors is contrary to the Fund’s Market Timing Trading Policy.

Risks from market timers. Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades and the types of securities in which the Fund typically invests, short-term or frequent trading may interfere with the efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund’s portfolio holdings exposes the Fund to “arbitrage market timers,” the value of the Fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the fund’s net asset value per share. A fund that invests significantly in foreign securities may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the Fund’s international portfolio securities trade and the time as of which the Fund’s NAV is calculated. Arbitrage market timers may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before calculation of the Fund’s NAV. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see “Valuation – Foreign Securities – Potential Impact of Time Zones and Market Holidays”).

Since the Fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (relatively illiquid securities), the Fund may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of these relatively illiquid securities that are used to calculate the Fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing (please see “Fair Valuation – Individual Securities” under the heading “Fund Account Policies”, below).

The Fund is currently using several methods to reduce the risk of market timing. These methods include:

•	seeking the cooperation of Insurers and funds of funds to assist the Fund in identifying potential market timing activity;

•	committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Fund’s Market Timing Trading Policy;

•	monitoring potential price differentials following the close of trading in foreign markets to determine whether the application of fair value pricing procedures is warranted; and

•	seeking the cooperation of financial intermediaries to assist the Fund in identifying market timing activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders. There is no assurance that the Fund or its agents will gain access to any or all information necessary to detect market timing in Insurers’ separate accounts. While the Fund will seek to take actions (directly and with the assistance of Insurers) that will detect market timing, it cannot represent that such trading activity can be minimized or completely eliminated.

Revocation of market timing trades. Transactions placed in violation of a Fund’s Market Timing Trading Policy or exchange limit guidelines are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund, in full or in part, as soon as practicable following receipt by the Fund and prompt inquiry of the intermediary.

Please keep this supplement for future reference.

SUPPLEMENT DATED JANUARY 3, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2011

(Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information is amended as follows:

I.  The section entitled “Glossary of Investments, Techniques, Strategies and Their Risks – Derivative instruments – Credit default swaps” is revised to read as follows:

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events under the terms of the ISDA Master Agreement.

ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event.

SAI-1

Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Please keep this supplement for future reference.

SAI-2

FRANKLIN FLEX CAP GROWTH SECURITIES FUND

This annual report for Franklin Flex Cap Growth Securities Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	5-Year	Since Inception (3/1/05)
Average Annual Total Return	-4.91%	+1.61%	+2.80%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 2 performance, which includes a 12b-1 fee expense of 0.25% per year. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +1.88%. The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses of the Fund (excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.68% (other than certain nonroutine expenses) until 4/30/12. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (3/1/05–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 1000® Growth Index and the Russell 3000® Growth Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Flex Cap Growth Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FFC-1

Fund Goal and Main Investments: Franklin Flex Cap Growth Securities Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the Russell 1000® Growth Index, which posted a +2.64% total return, and the Russell 3000® Growth Index, which generated a +2.18% total return, for the same period.1

Economic and Market Overview

The U.S. economy improved steadily but modestly in 2011 despite geopolitical, employment and housing pressures. The U.S. manufacturing sector helped power the domestic economy and led global manufacturing output heading into 2012. Although manufacturing growth slowed in the second half of the year as high commodity prices reduced purchasing power and demand ebbed, the trend began to reverse near year-end. U.S. gross domestic product (GDP) growth advanced each quarter, and the nation’s unemployment rate fell from 9.4% to 8.5%.2

The U.S. financial system and household balance sheets continued to improve, but the country still faced persistently high unemployment, a prolonged housing market slump and massive national debt. The U.S. Federal Reserve Board (Fed) cut the country’s growth forecast partly due to the heightened potential for recession in Europe and cooling GDP trends across much of Asia. Inflation rose for much of the world but stayed relatively contained in the U.S., even slowing toward year-end amid declining energy and food prices. The Fed sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase Treasuries with proceeds from maturing debt in an effort to support economic growth.

Although U.S. stock markets rallied in the spring, worrisome global events and slowing global growth dampened investor sentiment and market volatility surged. Risk-averse investors sought perceived safe havens and seemed to ignore that many U.S. companies generated

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. Smaller, newer or unseasoned companies can also be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund may from time to time have significant investments in particular sectors such as technology, which can be highly volatile. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FFC-2

record profits. Despite large swings, U.S. stocks as measured by the Standard & Poor’s® 500 Index gained 2.11% in 2011.1 The Dow Jones Industrial Average rose 8.38%, reflecting investors’ general preference for large, established U.S. companies.1 Notably, the U.S. was a global market leader in 2011 as the country continued to be a relative haven. During the year, sector performance varied widely. Noncyclical, income-producing sectors such as utilities, consumer staples and health care led the market, while economically sensitive sectors such as materials and industrials lagged. Financials in the S&P 500 experienced the worst sector decline, as U.S. bank stocks generally tracked their European peers. Against this backdrop, growth stocks fared better than their value counterparts; large-capitalization stocks advanced slightly as a group, with modestly negative results for most small- and mid-sized company stocks, as measured by Russell capitalization-based indexes.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

From a sector perspective, stock selection in the materials and energy sectors contributed to the Fund’s performance relative to the Russell 3000® Growth Index during the reporting period. Industrial gas provider Praxair and sanitation supply company Ecolab in the materials sector aided relative results, as did independent oil and natural gas company Petrohawk Energy in the energy sector.3 Petrohawk shares rose as the company was acquired by BHP Billiton during the year.

3. Sold by period-end.

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

FFC-3

Although the information technology sector overall hampered relative performance, MasterCard and Visa, in the IT services industry, were key contributors.

In contrast, stock selection in the information technology, health care and consumer discretionary sectors constrained relative Fund performance.4 Among our information technology holdings, network solutions providers Acme Packet and NetApp, as well as Internet and software technology developer Google,3 were key detractors. Health care holdings including DNA analysis technology developer Illumina,3 gastroenterology treatment maker Salix Pharmaceuticals3 and biotechnology company InterMune also hurt relative results. Key detractors in the consumer discretionary sector included Johnson Controls, a manufacturer of climate control systems, Marriott International,3 a hotel operator, and BorgWarner, a vehicle parts supplier.

Thank you for your participation in Franklin Flex Cap Growth Securities Fund. We look forward to serving your future investment needs.

4. The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Flex Cap Growth Securities Fund

12/31/11

Company Sector/Industry	% of Total Net Assets
Apple Inc.	4.2%
Technology Hardware & Equipment
Praxair Inc.	2.4%
Materials
International Business Machines Corp.	2.1%
Software & Services
MasterCard Inc., A	1.9%
Software & Services
EMC Corp.	1.7%
Technology Hardware & Equipment
Precision Castparts Corp.	1.7%
Capital Goods
Mead Johnson Nutrition Co.	1.6%
Food, Beverage & Tobacco
Celanese Corp., A	1.6%
Materials
Kansas City Southern	1.6%
Transportation
Visa Inc., A	1.6%
Software & Services

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FFC-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Flex Cap Growth Securities Fund – Class 4

FFC-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$903.00	$4.94
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.24

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 4 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FFC-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Flex Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.70	$10.93	$8.22		$12.72	$11.14

Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	(0.02)	(—)[c]		— [c]	0.04
Net realized and unrealized gains (losses)	(0.59)	1.79	2.71		(4.49)	1.55

Total from investment operations	(0.61)	1.77	2.71		(4.49)	1.59

Less distributions from net investment income	—	—	—		(0.01)	(0.01)

Net asset value, end of year	$12.09	$12.70	$10.93		$8.22	$12.72

Total return[d]	(4.80)%	16.19%	32.97%		(35.31)%	14.32%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.16%	1.18%	1.19%		1.21%	1.25%
Expenses net of waiver and payments by affiliates	0.93%	0.93%	0.93%	[e]	0.93%	0.93%	[e]
Net investment income (loss)	(0.14)%	(0.17)%	(0.01)%		0.04%	0.31%

Supplemental data
Net assets, end of year (000’s)	$188,527	$227,774	$244,768		$195,425	$206,218
Portfolio turnover rate	63.99%	60.00%	33.64%		32.76%	30.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FFC-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Flex Cap Growth Securities Fund

	Year Ended December 31,
Class 4	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.63	$10.88	$8.21	$11.22

Income from investment operations[b]:
Net investment income (loss)[c]	(0.03)	(0.03)	(0.01)	—[d]
Net realized and unrealized gains (losses)	(0.59)	1.78	2.69	(2.98)

Total from investment operations	(0.62)	1.75	2.68	(2.98)

Less distributions from net investment income	—	—	(0.01)	(0.03)

Net asset value, end of year	$12.01	$12.63	$10.88	$8.21

Total return[e]	(4.91)%	16.08%	32.69%	(26.68)%
Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	1.26%	1.28%	1.29%	1.31%
Expenses net of waiver and payments by affiliates	1.03%	1.03%	1.03% [g]	1.03%
Net investment income (loss)	(0.24)%	(0.27)%	(0.11)%	(0.06)%

Supplemental data
Net assets, end of year (000’s)	$270,598	$263,746	$218,798	$50,268
Portfolio turnover rate	63.99%	60.00%	33.64%	32.76%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FFC-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks 95.8%
Automobiles & Components 2.8%
[a]BorgWarner Inc.	110,000	$7,011,400
Johnson Controls Inc.	187,210	5,852,185

		12,863,585

Banks 1.1%
[a]Signature Bank	41,970	2,517,780
Wells Fargo & Co.	99,290	2,736,432

		5,254,212

Capital Goods 8.1%
Cummins Inc.	70,000	6,161,400
Danaher Corp.	95,000	4,468,800
Emerson Electric Co.	23,440	1,092,069
Fastenal Co.	140,000	6,105,400
Pall Corp.	42,000	2,400,300
Precision Castparts Corp.	46,500	7,662,735
Rockwell Automation Inc.	54,140	3,972,252
United Technologies Corp.	75,000	5,481,750

		37,344,706

Commercial & Professional Services 1.9%
[a]Stericycle Inc.	50,000	3,896,000
Waste Connections Inc.	140,000	4,639,600

		8,535,600

Consumer Durables & Apparel 3.3%
[a]Michael Kors Holdings Ltd.	2,790	76,027
NIKE Inc., B	50,000	4,818,500
Ralph Lauren Corp.	45,000	6,213,600
[a]Under Armour Inc., A	56,000	4,020,240

		15,128,367

Consumer Services 0.8%
[a]Chipotle Mexican Grill Inc.	4,000	1,350,960
Wynn Resorts Ltd.	20,000	2,209,800

		3,560,760

Diversified Financials 2.0%
BlackRock Inc.	30,000	5,347,200
T. Rowe Price Group Inc.	69,070	3,933,537

		9,280,737

Energy 8.8%
Anadarko Petroleum Corp.	50,000	3,816,500
Chevron Corp.	67,500	7,182,000
[a]Concho Resources Inc.	50,000	4,687,500
[a]FMC Technologies Inc.	56,110	2,930,625
Halliburton Co.	62,470	2,155,840
[a]Key Energy Services Inc.	205,030	3,171,814
QEP Resources Inc.	98,000	2,871,400
Schlumberger Ltd.	57,000	3,893,670
SM Energy Co.	95,000	6,944,500
[a]Whiting Petroleum Corp.	56,930	2,658,062

		40,311,911

FFC-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 0.8%
Whole Foods Market Inc.	55,000	$3,826,900

Food, Beverage & Tobacco 3.5%
[a]Hansen Natural Corp.	40,000	3,685,600
Mead Johnson Nutrition Co., A	110,000	7,560,300
PepsiCo Inc.	72,500	4,810,375

		16,056,275

Health Care Equipment & Services 5.9%
[a]Cerner Corp.	103,600	6,345,500
[a]DaVita Inc.	29,360	2,225,781
[a]DexCom Inc.	149,010	1,387,283
[a]Edwards Lifesciences Corp.	43,170	3,052,119
[a]Express Scripts Inc.	103,610	4,630,331
[a]Intuitive Surgical Inc.	6,300	2,916,963
McKesson Corp.	60,000	4,674,600
Universal Health Services Inc., B	47,480	1,845,073

		27,077,650

Insurance 2.0%
ACE Ltd.	73,000	5,118,760
Aflac Inc.	91,700	3,966,942

		9,085,702

Materials 7.0%
Albemarle Corp.	44,010	2,266,955
Celanese Corp., A	168,270	7,449,313
Ecolab Inc.	110,000	6,359,100
Goldcorp Inc. (Canada)	110,000	4,867,500
Praxair Inc.	105,000	11,224,500

		32,167,368

Media 3.1%
[a]DIRECTV, A	102,310	4,374,776
[a]Discovery Communications Inc., C	170,000	6,409,000
The Walt Disney Co.	86,330	3,237,375

		14,021,151

Pharmaceuticals, Biotechnology & Life Sciences 4.0%
Abbott Laboratories	45,000	2,530,350
[a]Biogen Idec Inc.	34,000	3,741,700
[a]Celgene Corp.	35,000	2,366,000
[a]InterMune Inc.	80,000	1,008,000
Merck & Co. Inc.	130,000	4,901,000
[a]Waters Corp.	51,800	3,835,790

		18,382,840

Real Estate 1.3%
American Tower REIT Inc.	100,000	6,001,000

Retailing 3.8%
Abercrombie & Fitch Co., A	70,000	3,418,800
[a]Amazon.com Inc.	13,810	2,390,511
Dick’s Sporting Goods Inc.	70,000	2,581,600
[a]Dollar General Corp.	113,400	4,665,276

FFC-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Retailing (continued)
[a]Groupon Inc., A	63,960	$1,319,495
[a]Priceline.com Inc.	6,290	2,941,896

		17,317,578

Semiconductors & Semiconductor Equipment 4.5%
Avago Technologies Ltd. (Singapore)	240,000	6,926,400
[a]Lam Research Corp.	120,000	4,442,400
Microchip Technology Inc.	135,680	4,969,958
Xilinx Inc.	135,680	4,349,901

		20,688,659

Software & Services 16.4%
[a]Bottomline Technologies Inc.	96,920	2,245,636
[a]Check Point Software Technologies Ltd. (Israel)	45,000	2,364,300
[a]Citrix Systems Inc.	77,530	4,707,622
[a]Cognizant Technology Solutions Corp., A	67,350	4,331,279
FactSet Research Systems Inc.	35,860	3,129,861
[a]Fortinet Inc.	128,040	2,792,552
[a]Informatica Corp.	152,940	5,648,074
International Business Machines Corp.	53,000	9,745,640
MasterCard Inc., A	23,000	8,574,860
[a]Nuance Communications Inc.	179,470	4,515,465
Oracle Corp.	260,000	6,669,000
[a]Red Hat Inc.	125,000	5,161,250
[a]Salesforce.com Inc.	36,270	3,679,954
[a]ServiceSource International Inc.	85,000	1,333,650
[a]Taleo Corp., A	73,000	2,824,370
Visa Inc., A	71,320	7,241,120
[a]Zynga Inc.	47,500	446,975

		75,411,608

Technology Hardware & Equipment 11.9%
[a]Acme Packet Inc.	108,030	3,339,207
[a]Apple Inc.	47,780	19,350,900
[a]Aruba Networks Inc.	138,020	2,556,130
[a]EMC Corp.	360,000	7,754,400
[a]F5 Networks Inc.	24,240	2,572,349
[a]Fabrinet	92,380	1,263,758
National Instruments Corp.	121,140	3,143,583
[a]NetApp Inc.	96,920	3,515,289
QUALCOMM Inc.	87,220	4,770,934
[a]Trimble Navigation Ltd.	146,820	6,371,988

		54,638,538

Transportation 2.8%
Expeditors International of Washington Inc.	82,020	3,359,539
[a]Hub Group Inc., A	73,050	2,369,012
[a]Kansas City Southern	106,610	7,250,546

		12,979,097

Total Common Stocks (Cost $348,869,568)		439,934,244

FFC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Flex Cap Growth Securities Fund	Shares	Value
Short Term Investments (Cost $16,350,375) 3.6%
Money Market Funds 3.6%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	16,350,375	$16,350,375

Total Investments (Cost $365,219,943) 99.4%		456,284,619
Other Assets, less Liabilities 0.6%		2,839,947

Net Assets 100.0%		$459,124,566

See Abbreviations on page FFC-21.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

FFC-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Franklin Flex Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$348,869,568
Cost - Sweep Money Fund (Note 7)	16,350,375

Total cost of investments	$365,219,943

Value - Unaffiliated issuers	$439,934,244
Value - Sweep Money Fund (Note 7)	16,350,375

Total value of investments	456,284,619
Receivables:
Investment securities sold	4,350,336
Capital shares sold	240,809
Dividends	266,893
Other assets	9,819

Total assets	461,152,476

Liabilities:
Payables:
Investment securities purchased	856,060
Capital shares redeemed	577,140
Affiliates	505,375
Accrued expenses and other liabilities	89,335

Total liabilities	2,027,910

Net assets, at value	$459,124,566

Net assets consist of:
Paid-in capital	$400,666,525
Net unrealized appreciation (depreciation)	91,064,676
Accumulated net realized gain (loss)	(32,606,635)

Net assets, at value	$459,124,566

Class 2:
Net assets, at value	$188,526,896

Shares outstanding	15,598,641

Net asset value and maximum offering price per share	$12.09

Class 4:
Net assets, at value	$270,597,670

Shares outstanding	22,525,394

Net asset value and maximum offering price per share	$12.01

The accompanying notes are an integral part of these financial statements.

FFC-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Franklin Flex Cap Growth Securities Fund
Investment income:
Dividends	$3,857,479

Expenses:
Management fees (Note 3a)	3,121,911
Administrative fees (Note 3b)	1,219,033
Distribution fees: (Note 3c)
Class 2	534,357
Class 4	958,541
Unaffiliated transfer agent fees	1,004
Custodian fees (Note 4)	6,591
Reports to shareholders	52,346
Professional fees	34,818
Trustees’ fees and expenses	1,847
Other	20,902

Total expenses	5,951,350
Expenses waived/paid by affiliates (Note 3e)	(1,142,681)

Net expenses	4,808,669

Net investment income (loss)	(951,190)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	23,226,156
Net change in unrealized appreciation (depreciation) on investments	(41,102,831)

Net realized and unrealized gain (loss)	(17,876,675)

Net increase (decrease) in net assets resulting from operations	$(18,827,865)

The accompanying notes are an integral part of these financial statements.

FFC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Flex Cap Growth Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(951,190)	$(1,037,499)
Net realized gain (loss) from investments	23,226,156	(4,167,287)
Net change in unrealized appreciation (depreciation) on investments	(41,102,831)	66,627,082

Net increase (decrease) in net assets resulting from operations	(18,827,865)	61,422,296

Capital share transactions: (Note 2)
Class 2	(31,049,447)	(46,447,755)
Class 4	17,482,144	12,979,114

Total capital share transactions	(13,567,303)	(33,468,641)

Net increase (decrease) in net assets	(32,395,168)	27,953,655
Net assets (there is no undistributed net investment income at the beginning or end of year):
Beginning of year	491,519,734	463,566,079

End of year	$459,124,566	$491,519,734

The accompanying notes are an integral part of these financial statements.

FFC-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Flex Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Flex Cap Growth Securities (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2011, 78.73% of the Fund’s shares were held through one insurance company. The Fund offers 2 classes of shares: Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

FFC-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FFC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,603,604	$32,933,090	2,712,486	$30,583,993
Shares redeemed	(4,943,943)	(63,982,537)	(7,177,369)	(77,031,748)

Net increase (decrease)	(2,340,339)	$(31,049,447)	(4,464,883)	$(46,447,755)

Class 4 Shares:
Shares sold	8,511,819	$106,665,741	9,474,153	$105,454,276
Shares redeemed	(6,865,481)	(89,183,597)	(8,700,670)	(92,475,162)

Net increase (decrease)	1,646,338	$17,482,144	773,483	$12,979,114

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $100 million
0.650%	Over $100 million, up to and including $250 million
0.600%	Over $250 million, up to and including $10 billion
0.550%	Over $10 billion, up to and including $12.5 billion
0.525%	Over $12.5 billion, up to and including $15 billion
0.500%	In excess of $15 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

FFC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its respective fees and to assume as its own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.68% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2012.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At December 31, 2011, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2017	$25,985,801
2018	4,128,864

$30,114,665

During the year ended December 31, 2011, the Fund utilized $23,682,752 of capital loss carryforwards.

At December 31, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$367,727,574

Unrealized appreciation	$105,525,003
Unrealized depreciation	(16,967,958)

Net unrealized appreciation (depreciation)	$88,557,045

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

FFC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2011, aggregated $299,575,264 and $324,049,888, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2011, all of the Fund’s investments in securities carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

FFC-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Flex Cap Growth Securities Fund

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

REIT - Real Estate Investment Trust

FFC-21

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Flex Cap Growth Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

FFC-22

FRANKLIN HIGH INCOME SECURITIES FUND

This annual report for Franklin High Income Securities Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	5-Year	10-Year
Average Annual Total Return	+4.39%	+5.87%	+7.05%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +7.60%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/02–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Credit Suisse (CS) High Yield Index and the Lipper VIP High Current Yield Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries. ***Source: Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin High Income Securities Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests primarily to predominantly in high yield, lower rated debt securities and preferred stocks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the +5.47% total return of its benchmark, the Credit Suisse (CS) High Yield Index.1 The Fund outperformed the +3.35% total return of its peers, as measured by the Lipper VIP High Current Yield Funds Classification Average.2

Economic and Market Overview

During the 12 months under review, Federal Reserve Board (Fed) policymakers maintained historically low interest rates while adopting a more restrained view of the economy largely because of the European sovereign debt crisis and signs the U.S. economic expansion lacked momentum. To promote a stronger recovery and help maintain inflation levels the Fed believed consistent with its dual mandate to foster maximum employment and price stability, the Fed undertook a second round of quantitative easing consisting of a $600 billion purchase of longer term U.S. Treasuries, which ended on June 30. Subsequently, the Fed continued to purchase U.S. Treasuries with proceeds from maturing debt in an effort to support economic growth. In September, the Fed announced plans designed to boost the economy by driving down long-term interest rates. The Fed intends to sell $400 billion in short-term securities over the next year and purchase an equal amount of long-term securities. The Fed also anticipated it would keep short-term rates near zero through mid-2013.

The economy grew more slowly than expected, and unemployment remained high. Home foreclosures increased, but federal lawmakers made efforts to strengthen the real estate market by removing some eligibility restrictions and changes associated with refinancing. After showing improvement early in the reporting period, manufacturing activity weakened partly because of global supply-chain disruptions following Japan’s natural disasters. Geopolitical instability in some oil-producing regions drove up oil prices for much of the period. However, investor concerns over weak economic data contributed to a drop

1. Source: © 2012 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks. Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund invests primarily to predominantly in high yield, lower rated (junk) bonds, which generally have greater price swings and higher risk of default and loss of principal than investment-grade bonds. Foreign investing, especially in developing markets, involves additional risks including currency fluctuations, economic instability, market volatility, and political and social instability. Derivative instruments may be volatile and illiquid, may give rise to leverage and may involve a small investment relative to the risk assumed. Bank loans, corporate loans and loan participations involve credit, interest rate and illiquidity risks. The Fund is actively managed, but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

in crude oil prices from their 12-month high of $114 per barrel on April 29 to $99 at period-end. Storms and droughts in several states reduced crop yields, pushing up grain prices. As oil and food prices rose, the pace of inflation accelerated during the period. By year-end, various U.S. economic gauges began to show some improvement, leading some economists to become more optimistic near year-end about the economy’s prospects.

Generally favorable economic improvements and positive corporate earnings reports somewhat eased investor concerns. During the 12 months under review, fixed income markets, as measured by the BC U.S. Aggregate Index, and U.S. stocks, as measured by the Standard & Poor’s® 500 Index, posted gains.1 Heightened volatility, however, roiled global financial markets amid U.S. lawmakers’ protracted debate and eventual compromise on the debt limit, independent credit rating agency Standard & Poor’s downgrade of the long-term U.S. credit rating to AA+ from AAA, and fears of sovereign debt crisis contagion in Europe. In November, the unemployment rate fell to its lowest level in more than two years, which helped consumer confidence climb to its highest level in more than eight years. During the final six months of 2011, however, investors sought the perceived safety of U.S. Treasuries, which drove their prices higher and yields lower for the 12-month period under review. This flight to perceived safety during the latter half of 2011 resulted in a wide disparity in performance between the BC U.S. Treasury Index, which returned +7.43% for the six months ended December 31, 2011, and the CS High Yield Index, which returned +0.60% for the same period.1

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

The Fund generated the majority of its one-year positive return during the first half of the year as the market gained steadily through late May. June proved to be volatile, however, as weak U.S. housing data and high unemployment weighed on consumer confidence and the stock market. As a result, some investors pared exposure to higher-risk asset classes, including the high yield corporate bond market, pressuring prices in the sector. In early August, Europe’s increasing discord, combined with the downgrade of U.S. long-term debt by a rating agency, weighed on sentiment and the markets sharply declined. However, actions intended to stem the European crisis helped restore confidence, allowing the market to begin to recover by year-end.

Throughout 2011’s market volatility, which we believe was partly due to technical supply and demand factors, high yield bond valuations experienced a fair degree of fluctuation, even as corporate balance sheets remained healthy. We sought to take advantage of alternating periods of relative strength and weakness to reposition the Fund on an individual security level. Consistent with our disciplined approach, we drew on our fundamental research process to adjust industry positioning within the Fund. As a result of our analysis, we over- and underweighted certain industries relative to the CS High Yield Index. Overall, we maintained a neutral beta stance, though by year-end the Fund had a somewhat more aggressive positioning.

We remained cautious regarding the strength of the consumer recovery throughout the year and underweighted the retail industry.3 Despite periods of relative strength, the retail industry underperformed the benchmark for the year, aiding the Fund’s relative performance. We also had little confidence in a paper industry rebound as it faced declining demand and above-average input costs.4 We therefore maintained our underweighted position in this industry. With the industry also underperforming the benchmark, our relatively low exposure proved beneficial to the Fund. In this industry, the Fund held the bonds of NewPage, a large coated paper manufacturer that filed for bankruptcy in 2011. However, the Fund held the company’s senior secured bonds, and the company paid the December coupon for this tranche5 of bonds. Although the Fund’s position in Texas Competitive Electric Holdings, a

3. Retail holdings are part of food and staples retailing and retailing in the SOI.

4. Paper holdings are part of materials in the SOI.

5. A tranche is a portion of a debt financing. Although the tranches are provided by the same issuer, each tranche has a different level of risk, reward and/or maturity based on priority of payment.

Top 10 Sectors/Industries

Franklin High Income Securities Fund

% of Total Net Assets

12/31/11

Energy	18.7%
Telecommunication Services	9.9%
Media	9.1%
Materials	8.0%
Health Care Equipment & Services	5.1%
Consumer Services	4.7%
Automobiles & Components	4.3%
Capital Goods	4.2%
Diversified Financials	3.6%
Pharmaceuticals, Biotechnology & Life Sciences	2.8%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Texas independent utility provider, was a drag on returns as the company continued to manage a heavy debt load, the utilities industry allocation, as well as the relative performance of certain individual utility bond holdings, helped drive a positive contribution.

In contrast, the Fund’s exposure to American Airlines (AMR), which entered into Chapter 11 protection in 2011, weighed on relative performance. Although the AMR bonds were secured, the bonds traded lower during the year, hampering relative performance. Our low exposure to the building industry was positive for relative performance. The Fund’s position in Cemex, a large Mexico-based building materials supplier, detracted from relative performance as its bonds declined in value amid refinancing concerns given the pullback in construction spending over the past three years.6 Conversely, we were more positive toward the wireless telecommunications industry and held a small overweighted position versus the index.7 However, the industry underperformed during a period of heavy competitive pricing pressures and turmoil among the largest constituents, which affected the remainder of the industry. The Fund’s overweighted allocation resulted in a drag on relative performance.

Thank you for your participation in Franklin High Income Securities Fund. We look forward to serving your future investment needs.

6. Building holdings are part of materials in the SOI.

7. Wireless telecommunications are part of telecommunications services in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin High Income Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$988.50	$4.68
Hypothetical (5% return before expenses)	$1,000	$1,020.52	$4.74

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.93%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin High Income Securities Fund

	Year Ended December 31,
Class 1	2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.63	$6.26	$4.68		$6.72	$6.96

Income from investment operations[a]:
Net investment income[b]	0.50	0.49	0.46		0.50	0.51
Net realized and unrealized gains (losses)	(0.19)	0.32	1.50		(1.92)	(0.30)

Total from investment operations	0.31	0.81	1.96		(1.42)	0.21

Less distributions from net investment income	(0.42)	(0.44)	(0.38)		(0.62)	(0.45)

Net asset value, end of year	$6.52	$6.63	$6.26		$4.68	$6.72

Total return[c]	4.63%	13.71%	42.99%		(23.16)%	3.02%
Ratios to average net assets
Expenses	0.58%	0.61%	0.63%	[d]	0.66% [d]	0.61% [d]
Net investment income	7.52%	7.71%	8.33%		8.30%	7.38%

Supplemental data
Net assets, end of year (000’s)	$41,971	$48,051	$48,855		$38,225	$61,286
Portfolio turnover rate	45.11%	60.80%	26.41%		21.75%	40.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Year Ended December 31,
Class 2	2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.47	$6.13	$4.59		$6.60	$6.85

Income from investment operations[a]:
Net investment income[b]	0.47	0.47	0.44		0.47	0.48
Net realized and unrealized gains (losses)	(0.18)	0.30	1.47		(1.88)	(0.29)

Total from investment operations	0.29	0.77	1.91		(1.41)	0.19

Less distributions from net investment income	(0.40)	(0.43)	(0.37)		(0.60)	(0.44)

Net asset value, end of year	$6.36	$6.47	$6.13		$4.59	$6.60

Total return[c]	4.56%	13.26%	42.70%		(23.38)%	2.72%
Ratios to average net assets
Expenses	0.83%	0.86%	0.88%	[d]	0.91% [d]	0.86% [d]
Net investment income	7.27%	7.46%	8.08%		8.05%	7.13%

Supplemental data
Net assets, end of year (000’s)	$249,452	$239,824	$198,567		$84,396	$155,777
Portfolio turnover rate	45.11%	60.80%	26.41%		21.75%	40.65%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Year Ended December 31,
Class 4	2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.57	$6.22	$4.67		$6.55

Income from investment operations[b]:
Net investment income[c]	0.47	0.47	0.45		0.39
Net realized and unrealized gains (losses)	(0.18)	0.31	1.48		(1.65)

Total from investment operations	0.29	0.78	1.93		(1.26)

Less distributions from net investment income	(0.40)	(0.43)	(0.38)		(0.62)

Net asset value, end of year	$6.46	$6.57	$6.22		$4.67

Total return[d]	4.39%	13.31%	42.36%		(21.34)%
Ratios to average net assets[e]
Expenses	0.93%	0.96%	0.98%	[f]	1.01% [f]
Net investment income	7.17%	7.36%	7.98%		7.95%

Supplemental data
Net assets, end of year (000’s)	$27,055	$25,934	$15,105		$2,244
Portfolio turnover rate	45.11%	60.80%	26.41%		21.75%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Franklin High Income Securities Fund	Country	Shares	Value
Common Stocks (Cost $865,221) 0.0%†
Media 0.0%†
[a,b]Dex One Corp.	United States	27,909	$46,329

Preferred Stocks (Cost $770,000) 0.2%
Diversified Financials 0.2%
GMAC Capital Trust I, 8.125%, pfd.	United States	30,800	595,672

		Principal Amount*
Corporate Bonds 91.9%
Automobiles & Components 4.3%
[c]Allison Transmission Holdings Inc., senior note, 144A, 7.125%, 5/15/19	United States	1,000,000	985,000
[c]Chrysler Group LLC/CG Co-Issuer Inc., senior secured note, 144A, 8.25%, 6/15/21	United States	1,500,000	1,372,500
Exide Technologies, senior secured note, 8.625%, 2/01/18	United States	800,000	620,000
Ford Motor Credit Co. LLC, senior note,
7.00%, 4/15/15	United States	2,000,000	2,155,000
6.625%, 8/15/17	United States	1,000,000	1,090,098
5.00%, 5/15/18	United States	1,000,000	1,004,822
8.125%, 1/15/20	United States	1,000,000	1,180,461
5.75%, 2/01/21	United States	1,000,000	1,044,263
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	2,800,000	3,066,000
[c]International Automotive Components Group SL, senior secured note, 144A, 9.125%, 6/01/18	United States	1,400,000	1,277,500

			13,795,644

Banks 2.3%
[c]CIT Group Inc., secured bond, 144A, 7.00%, 5/02/17	United States	6,000,000	6,000,000
Regions Bank, sub. note, 7.50%, 5/15/18	United States	1,250,000	1,246,875

			7,246,875

Capital Goods 4.2%
[c]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	3,000,000	2,880,000
The Manitowoc Co. Inc., senior note,
9.50%, 2/15/18	United States	1,400,000	1,498,000
8.50%, 11/01/20	United States	500,000	529,375
Meritor Inc., senior note, 10.625%, 3/15/18	United States	1,900,000	1,795,500
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	2,500,000	2,662,500
RSC Equipment Rental Inc./RSC Holdings III LLC, senior note, 10.25%, 11/15/19	United States	1,000,000	1,095,000
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	2,900,000	2,842,000

			13,302,375

Commercial & Professional Services 0.2%
[d,e]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
Interactive Data Corp., senior note, 10.25%, 8/01/18	United States	500,000	549,150

			549,341

Consumer Durables & Apparel 2.4%
KB Home, senior note, 6.25%, 6/15/15	United States	2,000,000	1,850,000
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	1,500,000	1,335,000
[c]Shea Homes LP/Funding Corp., senior secured note, 144A, 8.625%, 5/15/19	United States	1,600,000	1,500,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	3,100,000	2,852,000

			7,537,000

Consumer Services 4.7%
[c]CityCenter Holdings/Finance, senior secured note, 144A, 7.625%, 1/15/16	United States	200,000	206,000
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	2,200,000	2,123,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Services (continued)
[c,d]Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	1,700,000	$1,062
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	3,000,000	3,198,750
MGM Resorts International,
senior note, 6.625%, 7/15/15	United States	2,000,000	1,910,000
senior note, 6.875%, 4/01/16	United States	1,200,000	1,116,000
senior secured note, 9.00%, 3/15/20	United States	600,000	667,500
NCL Corp. Ltd., senior note, 9.50%, 11/15/18	United States	1,000,000	1,047,500
Pinnacle Entertainment Inc.,
senior note, 8.625%, 8/01/17	United States	2,200,000	2,337,500
senior sub. note, 7.50%, 6/15/15	United States	400,000	398,000
[c]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	1,300,000	741,000
[c]Sugarhouse HSP Gaming Prop Mezz LP/Finance Corp., senior secured note, 144A, 8.625%, 4/15/16	United States	1,200,000	1,236,000

			14,982,312

Diversified Financials 3.6%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	1,500,000	1,520,625
[f]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,500,000	2,246,875
GMAC Inc.,
senior note, 6.875%, 8/28/12	United States	2,000,000	2,030,000
sub. note, 8.00%, 12/31/18	United States	800,000	790,000
International Lease Finance Corp.,
senior note, 8.25%, 12/15/20	United States	1,200,000	1,215,000
senior note, R, 5.65%, 6/01/14	United States	2,800,000	2,688,000
[c]senior secured note, 144A, 6.75%, 9/01/16	United States	1,200,000	1,236,000

			11,726,500

Energy 18.7%
Alpha Natural Resources Inc., senior note,
6.00%, 6/01/19	United States	1,100,000	1,072,500
6.25%, 6/01/21	United States	1,100,000	1,072,500
Antero Resources Finance Corp., senior note,
9.375%, 12/01/17	United States	2,600,000	2,821,000
[c]144A, 7.25%, 8/01/19	United States	200,000	206,000
[c]Arch Coal Inc., senior note, 144A,
7.00%, 6/15/19	United States	700,000	717,500
7.25%, 6/15/21	United States	1,000,000	1,032,500
[c]Atlas Pipeline Partners LP/Finance Corp., senior note, 144A, 8.75%, 6/15/18	United States	1,500,000	1,575,000
[c]Calumet Specialty Products Partners LP/Finance Corp., senior note, 144A, 9.375%,
5/01/19	United States	900,000	877,500
5/01/19	United States	800,000	772,000
[c]Carrizo Oil & Gas Inc., senior note, 144A, 8.625%, 10/15/18	United States	1,000,000	1,010,000
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	1,400,000	1,519,000
8.25%, 9/01/21	United States	600,000	610,500
[c]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	3,500,000	3,167,500
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	2,900,000	3,124,750
6.125%, 2/15/21	United States	1,000,000	1,032,500
[c]Clayton Williams Energy Inc., senior note, 144A, 7.75%, 4/01/19	United States	1,400,000	1,344,000
Compagnie Generale de Geophysique-Veritas, senior note, 6.50%, 6/01/21	France	2,500,000	2,437,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	United States	500,000	$550,000
8.25%, 4/01/20	United States	500,000	555,000
[c]144A, 6.375%, 3/01/21	United States	300,000	304,500
[c]Eagle Rock Energy Partners LP/Finance Corp., senior note, 144A, 8.375%, 6/01/19	United States	1,400,000	1,407,000
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	1,200,000	1,317,000
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	2,500,000	2,725,000
[g]Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%, 1/15/68	United States	1,500,000	1,561,908
[c]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	3,000,000	2,655,000
[c]Goodrich Petroleum Corp., senior note, 144A, 8.875%, 3/15/19	United States	1,700,000	1,708,500
[c]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	1,500,000	1,533,750
[c]Kodiak Oil & Gas Corp., senior note, 144A, 8.125%, 12/01/19	United States	900,000	938,250
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	2,000,000	2,180,000
7.75%, 2/01/21	United States	700,000	731,500
[c]144A, 6.50%, 5/15/19	United States	600,000	598,500
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	1,500,000	1,552,500
Oasis Petroleum Inc., senior note, 6.50%, 11/01/21	United States	900,000	897,750
Offshore Group Investment Ltd., senior secured note, 11.50%, 8/01/15	United States	1,700,000	1,846,625
Peabody Energy Corp., senior note, 6.50%, 9/15/20	United States	1,700,000	1,793,500
[c]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	1,600,000	872,000
Plains Exploration & Production Co., senior note, 7.625%, 6/01/18	United States	2,200,000	2,343,000
Quicksilver Resources Inc., senior note,
8.25%, 8/01/15	United States	2,000,000	2,080,000
9.125%, 8/15/19	United States	300,000	319,500
SandRidge Energy Inc., senior note,
8.75%, 1/15/20	United States	300,000	311,250
7.50%, 3/15/21	United States	400,000	399,000
[c]144A, 8.00%, 6/01/18	United States	2,500,000	2,537,500
[c]W&T Offshore Inc., senior note, 144A, 8.50%, 6/15/19	United States	1,500,000	1,560,000

			59,670,783

Food & Staples Retailing 1.0%
Rite Aid Corp., senior secured note,
9.75%, 6/12/16	United States	1,800,000	1,980,000
8.00%, 8/15/20	United States	1,000,000	1,110,000

			3,090,000

Food, Beverage & Tobacco 2.6%
[c]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	Poland	700,000	498,750
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	2,500,000	2,412,500
Dean Foods Co., senior note, 9.75%, 12/15/18	United States	2,800,000	2,996,000
Pinnacle Foods Finance LLC, senior note,
9.25%, 4/01/15	United States	1,300,000	1,340,625
8.25%, 9/01/17	United States	1,000,000	1,045,000

			8,292,875

Health Care Equipment & Services 5.1%
Amerigroup Corp., senior note, 7.50%, 11/15/19	United States	1,600,000	1,656,000
Aviv Healthcare Properties LP, senior note, 7.75%, 2/15/19	United States	2,000,000	1,970,000
Community Health Systems Inc., senior note, 8.875%, 7/15/15	United States	1,927,000	1,994,445
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	United States	1,000,000	1,002,500
[c]ExamWorks Group Inc., senior note, 144A, 9.00%, 7/15/19	United States	700,000	637,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	800,000	$820,000
senior secured bond, 7.25%, 9/15/20	United States	900,000	954,000
senior secured note, 7.875%, 2/15/20	United States	1,000,000	1,085,000
[c]Health Management Associates Inc., senior note, 144A, 7.375%, 1/15/20	United States	400,000	417,000
MedAssets Inc., senior note, 8.00%, 11/15/18	United States	2,000,000	1,970,000
[h]United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	2,300,000	2,323,000
Vanguard Health Holding Co. II LLC/Inc., senior note, 8.00%, 2/01/18	United States	1,300,000	1,296,750
Vanguard Health Systems Inc., senior note, zero cpn., 2/01/16	United States	64,000	40,320

			16,166,015

Materials 8.0%
Atkore International Inc., senior secured note, 9.875%, 1/01/18	United States	1,600,000	1,540,000
[c]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	3,500,000	2,814,577
[c]Euramax International Inc., senior secured note, 144A, 9.50%, 4/01/16	United States	2,000,000	1,570,000
[c]Exopack Holding Corp., senior note, 144A, 10.00%, 6/01/18	United States	1,400,000	1,407,000
[c]FMG Resources August 2006 Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	800,000	795,500
6.875%, 2/01/18	Australia	2,000,000	1,925,000
8.25%, 11/01/19	Australia	500,000	511,250
[c]Ineos Finance PLC, senior secured note, 144A, 9.00%, 5/15/15	United Kingdom	200,000	204,000
[c]Ineos Group Holdings Ltd., senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	2,000,000	1,600,000
[c]Kinove German Bondco GmbH, senior secured note, 144A, 9.625%, 6/15/18	Germany	1,600,000	1,491,197
[c]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	2,500,000	2,500,000
[d]NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	2,500,000	1,720,313
Novelis Inc., senior note, 8.75%, 12/15/20	Canada	1,300,000	1,400,750
[c]Reynolds Group Issuer Inc./LLC/SA, senior note, 144A,
9.00%, 5/15/18	United States	2,800,000	2,695,000
9.00%, 4/15/19	United States	200,000	191,000
9.875%, 8/15/19	United States	200,000	195,000
8.25%, 2/15/21	United States	400,000	356,000
[c]Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	800,000	880,000
8.375%, 9/15/21	United States	400,000	444,000
Solo Cup Co., senior sub. note, 8.50%, 2/15/14	United States	1,500,000	1,387,500

			25,628,087

Media 8.4%
[c]Bresnan Broadband Holdings LLC, senior note, 144A, 8.00%, 12/15/18	United States	1,200,000	1,254,000
Cablevision Systems Corp., senior note, 7.75%, 4/15/18	United States	1,000,000	1,065,000
CCO Holdings LLC/Capital Corp., senior note,
8.125%, 4/30/20	United States	700,000	770,000
6.50%, 4/30/21	United States	2,200,000	2,238,500
Clear Channel Communications Inc., senior note, 9.00%, 3/01/21	United States	4,000,000	3,390,000
Clear Channel Worldwide Holdings Inc., senior note, B, 9.25%, 12/15/17	United States	1,000,000	1,085,000
[c]CSC Holdings Inc., senior note, 144A, 6.75%, 11/15/21	United States	1,500,000	1,586,250
[c]Cumulus Media Inc., senior note, 144A, 7.75%, 5/01/19	United States	700,000	624,750
DISH DBS Corp., senior note,
7.125%, 2/01/16	United States	3,000,000	3,247,500
6.75%, 6/01/21	United States	1,500,000	1,623,750
[c]Live Nation Entertainment Inc., senior note, 144A, 8.125%, 5/15/18	United States	2,500,000	2,531,250
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	1,400,000	1,344,000
[h]Radio One Inc., senior sub. note, PIK, 9.00%, 5/24/16	United States	1,603,544	1,137,463

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Media (continued)
[c]Unitymedia Hessen/NRW, senior secured note, 144A, 8.125%, 12/01/17	Germany	1,500,000	$1,578,750
[c]Univision Communications Inc., senior secured note, 144A,
6.875%, 5/15/19	United States	1,500,000	1,455,000
7.875%, 11/01/20	United States	700,000	714,000
[c]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	1,000,000	990,000

			26,635,213

Pharmaceuticals, Biotechnology & Life Sciences 2.8%
Endo Pharmaceuticals Holdings Inc., senior note, 7.00%,
7/15/19	United States	600,000	642,000
12/15/20	United States	1,000,000	1,067,500
Giant Funding Corp., senior secured note, 8.25%, 2/01/18	Spain	1,800,000	1,899,000
[c]inVentiv Health Inc., senior note, 144A, 10.00%, 8/15/18	United States	2,400,000	2,208,000
[c]Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%, 12/01/19	United States	700,000	738,500
[c]Mylan Inc., senior note, 144A, 7.875%, 7/15/20	United States	2,200,000	2,439,250

			8,994,250

Real Estate 0.6%
Forest City Enterprises Inc., senior note,
7.625%, 6/01/15	United States	1,800,000	1,777,500
6.50%, 2/01/17	United States	300,000	282,000

			2,059,500

Retailing 2.4%
[c]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	1,200,000	1,191,000
Asbury Automotive Group Inc., senior sub. note, 8.375%, 11/15/20	United States	1,400,000	1,442,000
Michaels Stores Inc., senior note, 7.75%, 11/01/18	United States	1,500,000	1,522,500
[c]Needle Merger Sub Corp., senior note, 144A, 8.125%, 3/15/19	United States	900,000	861,750
[c]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	2,500,000	2,693,750

			7,711,000

Semiconductors & Semiconductor Equipment 1.7%
Advanced Micro Devices Inc., senior note,
8.125%, 12/15/17	United States	500,000	521,250
7.75%, 8/01/20	United States	1,000,000	1,032,500
Freescale Semiconductor Inc., senior note,
10.125%, 12/15/16	United States	200,000	211,500
8.05%, 2/01/20	United States	1,200,000	1,134,000
10.75%, 8/01/20	United States	1,104,000	1,156,440
[c]NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	Netherlands	1,100,000	1,214,125

			5,269,815

Software & Services 2.4%
First Data Corp.,
[c]senior bond, 144A, 12.625%, 1/15/21	United States	808,000	707,000
senior note, 9.875%, 9/24/15	United States	71,000	66,740
senior note, 9.875%, 9/24/15	United States	111,000	104,895
[c]senior secured bond, 144A, 8.25%, 1/15/21	United States	2,500,000	2,250,000
Sitel LLC/Finance Corp., senior note, 11.50%, 4/01/18	United States	1,300,000	965,250
[c]Sterling Merger Inc., senior note, 144A, 11.00%, 10/01/19	United States	1,200,000	1,176,000
SunGard Data Systems Inc., senior note, 7.625%, 11/15/20	United States	2,300,000	2,374,750

			7,644,635

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Technology Hardware & Equipment 1.6%
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	2,600,000		$2,632,500
[c]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	2,300,000		2,311,500

				4,944,000

Telecommunication Services 9.9%
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	3,500,000		3,071,250
Crown Castle International Corp.,
senior bond, 7.125%, 11/01/19	United States	600,000		651,000
senior note, 9.00%, 1/15/15	United States	2,000,000		2,177,500
[c]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	2,000,000		1,980,000
[c]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,800,000		1,710,000
Frontier Communications Corp., senior note,
8.25%, 4/15/17	United States	400,000		411,000
8.50%, 4/15/20	United States	2,000,000		2,057,500
8.75%, 4/15/22	United States	900,000		895,500
[c]Integra Telecom Inc., senior secured note, 144A, 10.75%, 4/15/16	United States	2,200,000		1,804,000
Intelsat Jackson Holdings SA, senior note,
7.25%, 10/15/20	Luxembourg	900,000		920,250
[c]144A, 7.50%, 4/01/21	Luxembourg	3,800,000		3,852,250
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	1,500,000		1,528,125
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	3,000,000		2,703,750
[c]144A, 9.00%, 11/15/18	United States	3,000,000		3,157,500
West Corp., senior note, 7.875%, 1/15/19	United States	3,000,000		2,992,500
[c]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	1,500,000		1,335,938
[c,h]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	482,691	EUR	430,942

				31,679,005

Transportation 2.5%
[c,d]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	3,300,000		2,376,000
[c]Ceva Group PLC, senior secured note, 144A,
11.625%, 10/01/16	United Kingdom	200,000		199,500
8.375%, 12/01/17	United Kingdom	500,000		478,750
11.50%, 4/01/18	United Kingdom	1,800,000		1,662,482
Hertz Corp., senior note,
7.50%, 10/15/18	United States	1,100,000		1,155,000
6.75%, 4/15/19	United States	2,000,000		2,015,000

				7,886,732

Utilities 2.5%
[c]Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	800,000		866,000
7.50%, 2/15/21	United States	1,500,000		1,612,500
7.875%, 1/15/23	United States	1,000,000		1,080,000
[c]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	2,000,000		2,115,000
Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%, 11/01/15	United States	1,000,000		360,000
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, [c]144A, 11.50%, 10/01/20	United States	1,500,000		1,280,625
B, 15.00%, 4/01/21	United States	852,000		472,860

				7,786,985

Total Corporate Bonds (Cost $298,184,214)				292,598,942

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
[g,i]Senior Floating Rate Interests 1.0%
Media 0.7%
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	1,500,000	$1,457,500
Univision Communications Inc., Initial Term Loan, 2.296%, 9/29/14	United States	874,148	836,875

			2,294,375

Utilities 0.3%
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan, 4.776%, 10/10/17	United States	1,431,288	911,254

Total Senior Floating Rate Interests (Cost $3,439,126)			3,205,629

Total Investments before Short Term Investments (Cost $303,258,561)			296,446,572

Short Term Investments (Cost $14,047,563) 4.4%
Repurchase Agreements 4.4%
[j]Joint Repurchase Agreement, 0.011%, 1/03/12 (Maturity Value $14,047,580)		14,047,563	14,047,563
BNP Paribas Securities Corp. (Maturity Value $1,699,757)
Credit Suisse Securities (USA) LLC (Maturity Value $2,039,568)
Deutsche Bank Securities Inc. (Maturity Value $2,149,701)
HSBC Securities (USA) Inc. (Maturity Value $3,399,515)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $2,039,568)
Morgan Stanley & Co. LLC (Maturity Value $679,903)
UBS Securities LLC (Maturity Value $2,039,568)

Collateralized by U.S. Government Agency Securities, 0.16% - 5.25%, 6/07/12 - 2/05/14;
[k]U.S. Treasury Bills, 1/12/12 - 9/20/12; U.S. Treasury Bonds, 0.50% - 11.25%, 5/31/13 - 2/15/16; and U.S. Treasury Notes, 0.125% - 4.875%, 12/31/11 - 5/15/19 (valued at $14,335,939)

Total Investments (Cost $317,306,124) 97.5%			310,494,135
Other Assets, less Liabilities 2.5%			7,984,364

Net Assets 100.0%			$318,478,499

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bAt December 31, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2011, the aggregate value of these securities was $117,850,698, representing 37.00% of net assets.

dSee Note 7 regarding defaulted securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2011, the value of this security was $191, representing less than 0.01% of net assets.

fPerpetual security with no stated maturity date.

gThe coupon rate shown represents the rate at period end.

hIncome may be received in additional securities and/or cash.

iSee Note 1(e) regarding senior floating rate interests.

jSee Note 1(c) regarding joint repurchase agreement.

kThe security is traded on a discount basis with no stated coupon rate.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin High Income Securities Fund

Forward Exchange Contracts

At December 31, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	400,000	$525,560	12/17/12	$4,852	$—

See Abbreviations on page FH-30.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Franklin High Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$303,258,561
Cost - Repurchase agreements	14,047,563

Total cost of investments	$317,306,124

Value - Unaffiliated issuers	$296,446,572
Value - Repurchase agreements	14,047,563

Total value of investments	310,494,135
Receivables:
Investment securities sold	112,163
Capital shares sold	2,229,214
Interest	6,019,340
Unrealized appreciation on forward exchange contracts	4,852
Other assets	9

Total assets	318,859,713

Liabilities:
Payables:
Capital shares redeemed	29,867
Affiliates	256,316
Reports to shareholders	53,047
Professional fees	38,983
Accrued expenses and other liabilities	3,001

Total liabilities	381,214

Net assets, at value	$318,478,499

Net assets consist of:
Paid-in capital	$341,237,526
Undistributed net investment income	22,720,819
Net unrealized appreciation (depreciation)	(6,807,137)
Accumulated net realized gain (loss)	(38,672,709)

Net assets, at value	$318,478,499

Class 1:
Net assets, at value	$41,970,915

Shares outstanding	6,435,826

Net asset value and maximum offering price per share	$6.52

Class 2:
Net assets, at value	$249,452,363

Shares outstanding	39,245,742

Net asset value and maximum offering price per share	$6.36

Class 4:
Net assets, at value	$27,055,221

Shares outstanding	4,189,342

Net asset value and maximum offering price per share	$6.46

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Franklin High Income Securities Fund
Investment income:
Dividends	$121,755
Interest	26,829,693

Total investment income	26,951,448

Expenses:
Management fees (Note 3a)	1,747,002
Distribution fees: (Note 3c)
Class 2	650,086
Class 4	95,354
Custodian fees (Note 4)	4,894
Reports to shareholders	103,248
Professional fees	42,266
Trustees’ fees and expenses	1,218
Other	25,496

Total expenses	2,669,564

Net investment income	24,281,884

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	7,078,870
Foreign currency transactions	9,098

Net realized gain (loss)	7,087,968

Net change in unrealized appreciation (depreciation) on:
Investments	(18,165,861)
Translation of other assets and liabilities denominated in foreign currencies	6,034

Net change in unrealized appreciation (depreciation)	(18,159,827)

Net realized and unrealized gain (loss)	(11,071,859)

Net increase (decrease) in net assets resulting from operations	$13,210,025

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin High Income Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income	$24,281,884	$20,367,704
Net realized gain (loss) from investments and foreign currency transactions	7,087,968	8,248,722
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(18,159,827)	5,468,339

Net increase (decrease) in net assets resulting from operations	13,210,025	34,084,765

Distributions to shareholders from:
Net investment income:
Class 1	(2,826,791)	(3,172,829)
Class 2	(16,984,105)	(12,418,978)
Class 4	(1,620,002)	(1,394,573)

Total distributions to shareholders	(21,430,898)	(16,986,380)

Capital share transactions: (Note 2)
Class 1	(5,339,666)	(3,710,324)
Class 2	16,598,368	28,368,422
Class 4	1,632,254	9,525,024

Total capital share transactions	12,890,956	34,183,122

Net increase (decrease) in net assets	4,670,083	51,281,507
Net assets:
Beginning of year	313,808,416	262,526,909

End of year	$318,478,499	$313,808,416

Undistributed net investment income included in net assets:
End of year	$22,720,819	$19,700,126

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin High Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2011, 87.29% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 30, 2011.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 8 regarding other derivative information.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

f. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
	Shares	Amount	Shares	Amount
Class 1 Shares:
Shares sold	351,292	$2,313,979	472,188	$3,062,794
Shares issued in reinvestment of distributions	434,223	2,826,791	533,249	3,172,829
Shares redeemed	(1,598,692)	(10,480,436)	(1,559,378)	(9,945,947)

Net increase (decrease)	(813,177)	$(5,339,666)	(553,941)	$(3,710,324)

Class 2 Shares:
Shares sold	12,499,502	$81,812,457	12,032,804	$75,255,716
Shares issued in reinvestment of distributions	2,674,662	16,984,105	2,133,845	12,418,978
Shares redeemed	(12,968,695)	(82,198,194)	(9,532,012)	(59,306,272)

Net increase (decrease)	2,205,469	$16,598,368	4,634,637	$28,368,422

Class 4 Shares:
Shares sold	337,849	$2,262,900	1,337,992	$8,481,976
Shares issued on reinvestment of distributions	250,774	1,620,002	235,968	1,394,573
Shares redeemed	(344,910)	(2,250,648)	(55,035)	(351,525)

Net increase (decrease)	243,713	$1,632,254	1,518,925	$9,525,024

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

5. INCOME TAXES (continued)

At December 31, 2011, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2012	$9,009,590
2013	$6,321,190
2014	$40,420
2015	$4,493,289
2016	$8,150,741
2017	$10,621,353

$38,636,583

During the year ended December 31, 2011, the Fund utilized $7,004,581 of capital loss carryforwards.

On December 31, 2011, the Fund had expired pre-enactment capital loss carryforwards of $17,707,335, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from ordinary income	$21,430,898	$16,986,380

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$318,024,335

Unrealized appreciation	$9,233,778
Unrealized depreciation	$(16,763,978)

Net unrealized appreciation (depreciation)	$(7,530,200)

Distributable earnings – undistributed ordinary income	$23,525,282

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, defaulted securities, payments-in-kind, bond discounts and premiums, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2011, aggregated $160,372,973 and $143,212,881, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2011, the Fund had 95.48% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2011, the aggregate value of these securities was $4,097,566, representing 1.29% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

8. OTHER DERIVATIVE INFORMATION

At December 31, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$4,852	Unrealized depreciation on forward exchange contracts	$—

For the period ended December 31, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$8,667	$5,776

For the year ended December 31, 2011, the average month end market value of derivatives represented 0.01% of average month end net assets. The average month end number of open derivative contracts for the year was two.

See Note 1(d) regarding derivative financial instruments.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$642,001	$—	$—	$642,001
Corporate Bonds	—	292,598,751	191	292,598,942
Senior Floating Rate Interests	—	3,205,629	—	3,205,629
Short Term Investments	—	14,047,563	—	14,047,563

Total Investments in Securities	$642,001	$309,851,943	$191	$310,494,135

Forward Exchange Contracts	—	4,852	—	4,852

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

DBAB - Deutsche Bank AG	EUR - Euro	FRN - Floating Rate Note
PIK - Payment-In-Kind

Franklin Templeton Variable Insurance Products Trust

Franklin High Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

FRANKLIN INCOME SECURITIES FUND

This annual report for Franklin Income Securities Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	5-Year	10-Year
Average Annual Total Return	+2.29%	+2.66%	+7.53%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +3.56%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/02–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Barclays Capital (BC) U.S. Aggregate Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in equity and debt securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its equity benchmark, the S&P 500, which posted a +2.11% total return, but underperformed its fixed income benchmark, the BC U.S. Aggregate Index, which produced a +7.84% total return for the same period.1

Economic and Market Overview

The U.S. economy improved steadily but modestly in 2011 despite geopolitical, employment and housing pressures. The U.S. manufacturing sector helped power the domestic economy and led global manufacturing output heading into 2012. Although manufacturing growth slowed in the second half of the year as high commodity prices reduced purchasing power and demand ebbed, the trend began to reverse near year-end. U.S. gross domestic product (GDP) growth advanced each quarter, and the nation’s unemployment rate fell from 9.4% to 8.5%.2

The U.S. financial system and household balance sheets continued to improve, but the country still faced persistently high unemployment, a prolonged housing market slump and massive national debt. The U.S. Federal Reserve Board (Fed) cut the country’s growth forecast partly due to the heightened potential for recession in Europe and cooling GDP trends across much of Asia. Inflation rose for much of the world but stayed relatively contained in the U.S., even slowing toward year-end amid declining energy and food prices. The Fed sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase Treasuries with proceeds from maturing debt in an effort to support economic growth.

Although U.S. stock markets rallied in the spring, worrisome global events and slowing global growth dampened investor sentiment and market volatility surged. Risk-averse investors sought perceived safe havens and seemed to ignore that many U.S. companies generated

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Changes in the financial strength of a debt issuer or in the rating of its securities may affect the securities’ value and, as a result, impact Fund performance. Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may invest all of its assets in high yield, lower rated (junk) bonds, which generally have greater price swings and higher risk of default and loss of principal than investment-grade bonds. The Fund may from time to time have significant investments in particular sectors, which can be highly volatile. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Derivative instruments may be volatile and illiquid, may give rise to leverage and may involve a small investment relative to the risk assumed. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

record profits. During the 12 months under review, fixed income markets, as measured by the BC U.S. Aggregate Index, and U.S. stocks, as measured by the S&P 500, posted gains.1 Heightened volatility, however, roiled global financial markets amid U.S. lawmakers’ protracted debate and eventual compromise on the debt limit, independent credit rating agency Standard & Poor’s downgrade of the long-term U.S. credit rating to AA+ from AAA, and fears of sovereign debt crisis contagion in Europe. In November, the unemployment rate fell to its lowest level in more than two years, which helped consumer confidence climb to its highest level in more than eight years. Overall for the period, however, investors sought the perceived safety of U.S. Treasuries, which drove their prices higher and yields lower.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

Continued investor uncertainty regarding regulatory reform, increased regulation and mortgage market weakness impacted Fund performance during the 12 months under review. The Fund outperformed its equity benchmark, but lagged its fixed income benchmark.

The Fund’s allocations to equity and fixed income did not change significantly for the year. However, within fixed income, our communications and capital goods allocations rose while transportation and banking declined.3 Among stock allocations, health care increased while utilities and energy decreased.

3. Communications fixed income holdings are part of telecommunication services in the SOI. Capital goods fixed income holdings are part of industrials and materials in the SOI. Transportation fixed income holdings are part of industrials in the SOI. Banking fixed income holdings are part of financials in the SOI.

Portfolio Breakdown

Franklin Income Securities Fund

12/31/11

% of Total Net Assets
Equity	40.7%
Utilities	10.1%
Financials	8.3%
Health Care	6.6%
Energy	5.9%
Telecommunication Services	2.8%
Other	7.0%
Fixed Income*	56.0%
Financials	9.5%
Consumer Discretionary	9.1%
Information Technology	8.7%
Energy	7.5%
Utilities	7.5%
Health Care	4.6%
Industrials	3.2%
Materials	2.9%
Other	3.0%
Short-Term Investments & Other Net Assets	3.3%

*Does not include convertible bonds.

We largely focused on corporate bonds within fixed income during the period, given the potential for higher yields and long-term total return relative to other fixed income securities. We maintained significant diversification with holdings across a range of sectors including financials, consumer non-cyclicals and technology.4 While sector diversification remains important, we emphasize bottom-up fundamental research to identify what we believe are the most attractive investment opportunities to help us meet the Fund’s objective.

Within fixed income, key individual contributors included financing solutions specialist CIT Group; oil and natural gas producer Chesapeake Energy; and payment processing company First Data. Major fixed income detractors included electricity provider Texas Competitive Electric Holdings, petroleum refiner Petroplus Finance and marketing solutions provider Dex One.

Within equity, the utilities, health care and energy sectors contributed to performance, and select holdings in financials and materials detracted from results. Utility holdings including The Southern Co., Progress Energy and Dominion Resources generated strong gains during the period. Many utilities benefited from stable and regulated operations, limited exposure to foreign economies and high dividend yields. Although our utilities exposure declined modestly following some profit-taking, the sector remained the Fund’s largest sector weighting with PG&E among the largest holdings. Top health care contributors included major pharmaceutical companies Roche Holding, Pfizer and Merck & Co., which benefited from stable operations, continued strong free cash flow generation and high dividend yields. Oil and gas producer Exxon Mobil in the energy sector was another notable equity contributor. Within equity convertible securities, we maintained positions in select financials including Wells Fargo & Co., Bank of America and iStar Financial.

Financial stocks generally were hurt by concerns about the European sovereign debt crisis. Notable equity detractors among financials included Bank of America, CitiGroup and JPMorgan Chase. Barrick Gold in the materials sector lost value due to investor concerns related to signs of rising mining costs and labor unrest.

4. Consumer non-cyclical fixed income holdings are part of consumer discretionary, consumer staples, financials and health care in the SOI. Technology holdings are in information technology in the SOI.

Top Five Equity Holdings

Franklin Income Securities Fund

12/31/11

Company Sector/Industry	% of Total Net Assets
Roche Holding AG (Switzerland)	2.1%
Health Care
Merck & Co. Inc.	2.0%
Health Care
Johnson & Johnson	1.3%
Health Care
Canadian Oil Sands Ltd. (Canada)	1.1%
Energy
Vodafone Group PLC (U.K.)	1.0%
Telecommunication Services

Top Five Fixed Income and Senior Floating Rate Interests Holdings*

Franklin Income Securities Fund

12/31/11

Issuer Sector/Industry	% of Total Net Assets
CIT Group Inc.	4.6%
Financials
First Data Corp.	4.0%
Information Technology
Texas Competitive Electric Holdings Co. LLC	3.9%
Utilities
Freescale Semiconductor Inc.	2.4%
Information Technology
HCA Inc.	1.9%
Health Care

*Does not include convertible bonds.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The Fund’s equity exposure continued to focus on dividend paying common stocks and convertible securities. We continued to seek what we considered attractive current yield as well as those companies with potential favorable outlooks for dividend growth. Convertible securities remained attractive to us given the possible opportunity for both high current income and the potential to participate in the appreciation of the underlying common stock. At period-end, we had limited holdings in other equity securities including preferred stocks and warrants. We remain largely focused on U.S. securities.

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then

8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Income Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$970.60	$4.12
Hypothetical (5% return before expenses)	$1,000	$1,021.02	$4.23

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.83%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Income Securities Fund

	Year Ended December 31,
Class 1	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.16	$14.43	$11.53	$17.63	$17.65

Income from investment operations[a]:
Net investment income[b]	0.96	0.89	0.91	1.10	1.03
Net realized and unrealized gains (losses)	(0.54)	0.85	3.08	(5.99)	(0.31)

Total from investment operations	0.42	1.74	3.99	(4.89)	0.72

Less distributions from:
Net investment income	(0.90)	(1.01)	(1.09)	(0.86)	(0.63)
Net realized gains	—	—	—	(0.35)	(0.11)

Total distributions	(0.90)	(1.01)	(1.09)	(1.21)	(0.74)

Net asset value, end of year	$14.68	$15.16	$14.43	$11.53	$17.63

Total return[c]	2.71%	12.87%	35.88%	(29.41)%	4.01%
Ratios to average net assets
Expenses[d]	0.47%	0.47%	0.47%	0.47%	0.47%
Net investment income	6.35%	6.28%	7.23%	7.28%	5.77%

Supplemental data
Net assets, end of year (000’s)	$1,300,935	$1,449,028	$910,504	$433,370	$455,932
Portfolio turnover rate	28.65%	41.65%	42.30%	43.89%	32.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Year Ended December 31,
Class 2	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.82	$14.12	$11.30	$17.31	$17.36

Income from investment operations[a]:
Net investment income[b]	0.90	0.86	0.86	1.04	0.97
Net realized and unrealized gains (losses)	(0.53)	0.82	3.01	(5.87)	(0.30)

Total from investment operations	0.37	1.68	3.87	(4.83)	0.67

Less distributions from:
Net investment income	(0.87)	(0.98)	(1.05)	(0.83)	(0.61)
Net realized gains	—	—	—	(0.35)	(0.11)

Total distributions	(0.87)	(0.98)	(1.05)	(1.18)	(0.72)

Net asset value, end of year	$14.32	$14.82	$14.12	$11.30	$17.31

Total return[c]	2.38%	12.67%	35.59%	(29.66)%	3.76%
Ratios to average net assets
Expenses[d]	0.72%	0.72%	0.72%	0.72%	0.72%
Net investment income	6.10%	6.03%	6.98%	7.03%	5.52%

Supplemental data
Net assets, end of year (000’s)	$5,915,637	$6,309,207	$6,114,898	$4,944,457	$7,429,064
Portfolio turnover rate	28.65%	41.65%	42.30%	43.89%	32.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Year Ended December 31,
Class 4	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.04	$14.33	$11.49	$16.90

Income from investment operations[b]:
Net investment income[c]	0.90	0.85	0.86	0.87
Net realized and unrealized gains (losses)	(0.54)	0.84	3.06	(5.07)

Total from investment operations	0.36	1.69	3.92	(4.20)

Less distributions from:
Net investment income	(0.86)	(0.98)	(1.08)	(0.86)
Net realized gains	—	—	—	(0.35)

Total distributions	(0.86)	(0.98)	(1.08)	(1.21)

Net asset value, end of year	$14.54	$15.04	$14.33	$11.49

Total return[d]	2.29%	12.54%	35.37%	(26.61)%
Ratios to average net assets[e]
Expenses[f]	0.82%	0.82%	0.82%	0.82%
Net investment income	6.00%	5.93%	6.88%	6.93%

Supplemental data
Net assets, end of year (000’s)	$431,435	$415,541	$347,733	$135,360
Portfolio turnover rate	28.65%	41.65%	42.30%	43.89%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 34.6%
Consumer Discretionary 1.2%
[a]Charter Communications Inc., A	United States	500,000	$28,470,000
[a]Charter Communications Inc., wts., 11/30/14	United States	311,018	5,411,713
Comcast Corp., A	United States	900,000	21,339,000
[a,b,c]Dex One Corp.	United States	2,642,381	4,386,353
[a]General Motors Co.	United States	6,485	131,451
[a]General Motors Co., wts., 7/10/16	United States	129,731	1,521,745
[a]General Motors Co., wts., 7/10/19	United States	129,731	1,014,496
Lowe’s Cos. Inc.	United States	400,000	10,152,000
[a]SuperMedia Inc., Litigation Trust	United States	3,472,135	8,680
Target Corp.	United States	453,900	23,248,758

			95,684,196

Consumer Staples 0.9%
Diageo PLC	United Kingdom	1,150,000	25,127,894
PepsiCo Inc.	United States	672,500	44,620,375

			69,748,269

Energy 5.4%
[a]Alpha Natural Resources Inc.	United States	135,000	2,758,050
BP PLC, ADR	United Kingdom	1,300,000	55,562,000
[a]Callon Petroleum Co.	United States	782,594	3,889,492
Canadian Oil Sands Ltd.	Canada	3,700,000	84,408,576
Chesapeake Energy Corp.	United States	400,000	8,916,000
Chevron Corp.	United States	250,000	26,600,000
ConocoPhillips	United States	1,000,000	72,870,000
Exxon Mobil Corp.	United States	804,650	68,202,134
[a,d]Green Field Energy Services Inc., wts., 144A, 11/15/21	United States	3,400	156,400
Royal Dutch Shell PLC, A, ADR	Netherlands	591,700	43,247,353
Schlumberger Ltd.	United States	251,000	17,145,810
Spectra Energy Corp.	United States	500,000	15,375,000
[a]Weatherford International Ltd.	United States	1,000,000	14,640,000

			413,770,815

Financials 4.6%
Banco Santander SA	Spain	2,072,213	15,743,723
Bank of America Corp.	United States	8,000,000	44,480,000
Barclays PLC	United Kingdom	4,000,000	10,934,879
[a]CIT Group Inc.	United States	691,600	24,116,092
Citigroup Inc.	United States	580,000	15,259,800
[a]Fannie Mae	United States	1,928,019	387,917
HSBC Holdings PLC	United Kingdom	5,000,000	38,140,052
JPMorgan Chase & Co.	United States	1,850,000	61,512,500
M&T Bank Corp.	United States	500,000	38,170,000
QBE Insurance Group Ltd.	Australia	1,000,000	13,248,498
Wells Fargo & Co.	United States	2,750,000	75,790,000
Westfield Retail Trust	Australia	6,384,600	16,264,096

			354,047,557

Health Care 6.4%
Johnson & Johnson	United States	1,500,000	98,370,000
Merck & Co. Inc.	United States	4,000,000	150,800,000
Pfizer Inc.	United States	3,518,775	76,146,291

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Health Care (continued)
Roche Holding AG	Switzerland	950,000	$161,176,533

			486,492,824

Industrials 1.3%
The Boeing Co.	United States	250,000	18,337,500
Caterpillar Inc.	United States	80,000	7,248,000
General Electric Co.	United States	3,994,700	71,545,077

			97,130,577

Information Technology 1.3%
Cisco Systems Inc.	United States	1,000,000	18,080,000
Intel Corp.	United States	2,500,000	60,625,000
Xerox Corp.	United States	2,260,000	17,989,600

			96,694,600

Materials 0.6%
Barrick Gold Corp.	Canada	700,000	31,675,000
Freeport-McMoRan Copper & Gold Inc., B	United States	237,286	8,729,752
LyondellBasell Industries NV, A	Netherlands	250,000	8,122,500

			48,527,252

Telecommunication Services 2.8%
AT&T Inc.	United States	2,000,000	60,480,000
CenturyLink Inc.	United States	500,000	18,600,000
France Telecom SA	France	528,500	8,300,796
Frontier Communications Corp.	United States	988,047	5,088,442
SK Telecom Co. Ltd., ADR	South Korea	505,100	6,874,411
[a]Sprint Nextel Corp.	United States	1,500,000	3,510,000
Telstra Corp. Ltd.	Australia	10,000,000	34,067,566
Vodafone Group PLC	United Kingdom	27,500,000	76,437,370

			213,358,585

Utilities 10.1%
AGL Resources Inc.	United States	450,000	19,017,000
American Electric Power Co. Inc.	United States	1,523,800	62,948,178
Dominion Resources Inc.	United States	600,000	31,848,000
Duke Energy Corp.	United States	1,000,000	22,000,000
[a]Dynegy Inc.	United States	2,200,000	6,094,000
Entergy Corp.	United States	850,000	62,092,500
FirstEnergy Corp.	United States	750,000	33,225,000
NextEra Energy Inc.	United States	1,000,000	60,880,000
PG&E Corp.	United States	1,750,000	72,135,000
Pinnacle West Capital Corp.	United States	300,000	14,454,000
PPL Corp.	United States	1,250,000	36,775,000
Progress Energy Inc.	United States	1,200,000	67,224,000
Public Service Enterprise Group Inc.	United States	2,100,000	69,321,000
Sempra Energy	United States	1,100,000	60,500,000
The Southern Co.	United States	1,000,000	46,290,000
TECO Energy Inc.	United States	2,500,000	47,850,000
Xcel Energy Inc.	United States	2,070,464	57,227,625

			769,881,303

Total Common Stocks and Other Equity Interests (Cost $2,533,292,651)			2,645,335,978

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
[e]Equity-Linked Securities 1.5%
Consumer Discretionary 0.2%
[d]JPMorgan Chase & Co. into Target Corp., 6.25%, 144A	United States	300,000	$15,540,990

Energy 0.2%
[d]Deutsche Bank AG into Chesapeake Energy Corp., 8.50%, 144A	United States	500,000	11,578,550

Industrials 0.2%
Citgroup Funding Inc. into General Electric Co., 8.00%	United States	358,000	6,433,153
[d]JPMorgan Chase & Co. into General Electric Co., 7.50%, 144A	United States	500,000	9,049,350

			15,482,503

Information Technology 0.4%
Credit Suisse into Intel Corp., 9.00%	United States	750,000	17,960,400
[d]Morgan Stanley into Apple Inc., 7.50%, 144A	United States	40,000	15,294,560

			33,254,960

Materials 0.5%
[d]Barclays Bank PLC into Nucor Corp., 8.00%, 144A	United States	300,000	11,875,350
[d]UBS AG into Newmont Mining Corp., 8.00%, 144A	United States	400,000	24,160,920

			36,036,270

Total Equity-Linked Securities (Cost $114,856,400)			111,893,273

Convertible Preferred Stocks 3.1%
Consumer Discretionary 0.1%
General Motors Co., 4.75%, cvt. pfd., B	United States	322,400	11,042,200

Energy 0.3%
ATP Oil & Gas Corp., 8.00%, cvt. pfd., B	United States	50,000	1,900,000
Sandridge Energy Inc., 7.00%, cvt. pfd.	United States	190,000	22,681,250

			24,581,250

Financials 2.4%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	90,000	70,921,800
Citigroup Inc., 7.50%, cvt. pfd.	United States	54,200	4,403,750
[a]Fannie Mae, 5.375%, cvt. pfd.	United States	600	3,000,000
Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	400,000	8,888,000
MetLife Inc., 5.00%, cvt. pfd.	United States	525,000	32,350,500
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	61,000	64,416,000

			183,980,050

Health Care 0.2%
Tenet Healthcare Corp., 7.00%, cvt. pfd.	United States	13,500	11,542,500

Materials 0.1%
AngloGold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	200,000	9,546,000

Total Convertible Preferred Stocks (Cost $302,876,866)			240,692,000

Preferred Stocks 0.4%
Consumer Discretionary 0.0%†
[a]Motors Liquidation Co., Escrow pfd., C	United States	1,400,000	354,900

Financials 0.4%
Ally Financial Inc., 8.50%, pfd., A	United States	75,000	1,379,250
[a]Fannie Mae, 6.75%, pfd.	United States	500,000	515,000
[a]Fannie Mae, 7.625%, pfd., R	United States	800,000	912,000
[a]Fannie Mae, 8.25%, pfd.	United States	851,500	1,175,070

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Preferred Stocks (continued)
Financials (continued)
[a]Freddie Mac, 8.375%, pfd., Z	United States	1,549,200	$2,060,436
[d]GMAC Inc., 7.00%, pfd., 144A	United States	36,265	25,998,607

			32,040,363

Total Preferred Stocks (Cost $109,243,385)			32,395,263

		Principal Amount*
Convertible Bonds 1.1%
Financials 0.9%
[d]Forest City Enterprises Inc., cvt., senior note, 144A, 4.25%, 8/15/18	United States	20,000,000	17,550,000
[f]iStar Financial Inc., cvt., senior note, FRN, 0.872%, 10/01/12	United States	57,500,000	51,750,000

			69,300,000

Materials 0.2%
[d]Cemex SAB de CV, cvt., sub. note, 144A,
3.25%, 3/15/16	Mexico	9,100,000	5,971,875
3.75%, 3/15/18	Mexico	7,920,000	5,177,700

			11,149,575

Total Convertible Bonds (Cost $88,781,641)			80,449,575

Corporate Bonds 47.2%
Consumer Discretionary 7.2%
[d]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	5,300,000	5,260,250
Cablevision Systems Corp., senior note,
7.75%, 4/15/18	United States	35,000,000	37,275,000
8.00%, 4/15/20	United States	27,500,000	29,631,250
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	42,829,272	49,681,956
CCO Holdings LLC/Capital Corp., senior note,
8.125%, 4/30/20	United States	11,450,000	12,595,000
6.50%, 4/30/21	United States	20,000,000	20,350,000
[d]Cequel Communications Holdings I LLC, senior note, 144A, 8.625%, 11/15/17	United States	10,000,000	10,650,000
[d]Chrysler Group LLC/CG Co-Issuer Inc., senior secured note, 144A,
8.00%, 6/15/19	United States	25,000,000	23,000,000
8.25%, 6/15/21	United States	12,800,000	11,712,000
[d]CityCenter Holdings/Finance, senior secured note, 144A,
7.625%, 1/15/16	United States	4,100,000	4,223,000
[g]PIK, 11.50%, 1/15/17	United States	6,755,733	6,642,385
Clear Channel Communications Inc., senior note,
10.75%, 8/01/16	United States	12,000,000	8,100,000
9.00%, 3/01/21	United States	69,100,000	58,562,250
Clear Channel Worldwide Holdings Inc., senior note, B, 9.25%, 12/15/17	United States	17,000,000	18,445,000
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	15,000,000	14,475,000
[d]CSC Holdings Inc., senior note, 144A, 6.75%, 11/15/21	United States	25,000,000	26,437,500
[d]Cumulus Media Inc., senior note, 144A, 7.75%, 5/01/19	United States	10,000,000	8,925,000
[b,c,g]Dex One Corp., senior sub. note, PIK, 7.00%, 1/29/17	United States	32,511,674	7,396,406
DISH DBS Corp., senior note, 6.75%, 6/01/21	United States	10,000,000	10,825,000
Ford Motor Credit Co. LLC, senior note, 12.00%, 5/15/15	United States	12,900,000	15,901,378
[h]The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	9,700,000	10,621,500
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	10,000,000	10,662,500
Host Hotels & Resorts LP, senior note, T, 9.00%, 5/15/17	United States	10,000,000	10,925,000
[d]Jaguar Land Rover PLC, 144A, 8.125%, 5/15/21	United Kingdom	2,118,000	2,022,690

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
KB Home, senior note,
5.75%, 2/01/14	United States	6,500,000		$6,272,500
6.25%, 6/15/15	United States	15,000,000		13,875,000
7.25%, 6/15/18	United States	10,600,000		9,593,000
MGM Resorts International, senior note,
6.75%, 4/01/13	United States	7,500,000		7,584,375
6.625%, 7/15/15	United States	5,000,000		4,775,000
10.00%, 11/01/16	United States	20,000,000		21,100,000
[d]Shea Homes LP/Funding Corp., senior secured note, 144A, 8.625%, 5/15/19	United States	11,700,000		10,968,750
[d]Unitymedia Hessen/NRW, senior secured note, 144A, 8.125%,
12/01/17	Germany	6,300,000		6,630,750
12/01/17	Germany	5,500,000	EUR	7,393,181
[d]UPC Germany GmbH, senior secured note, 144A, 9.625%, 12/01/19	Germany	3,000,000	EUR	4,009,094
[d]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	12,500,000		12,375,000
Virgin Media Secured Finance, senior secured note, 7.00%, 1/15/18	United Kingdom	2,100,000	GBP	3,436,398
Visant Corp., senior note, 10.00%, 10/01/17	United States	32,800,000		30,176,000

				552,509,113

Consumer Staples 0.7%
[d]Boparan Holdings Ltd., senior note, 144A,
9.75%, 4/30/18	United Kingdom	7,000,000	EUR	7,361,331
9.875%, 4/30/18	United Kingdom	7,500,000	GBP	9,494,240
JBS USA LLC/Finance Inc., senior note,
11.625%, 5/01/14	Brazil	10,000,000		11,362,500
[d]144A, 7.25%, 6/01/21	Brazil	7,500,000		7,031,250
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	17,500,000		18,156,250

				53,405,571

Energy 7.5%
Antero Resources Finance Corp., senior note,
9.375%, 12/01/17	United States	14,600,000		15,841,000
[d]144A, 7.25%, 8/01/19	United States	3,900,000		4,017,000
[d]Arch Coal Inc., senior note, 144A, 7.25%, 6/15/21	United States	11,100,000		11,460,750
ATP Oil & Gas Corp., senior secured note, 11.875%, 5/01/15	United States	15,000,000		9,937,500
Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	United States	7,765,750		7,959,894
[d]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	25,000,000		22,625,000
Chesapeake Energy Corp., senior note,
9.50%, 2/15/15	United States	5,300,000		6,095,000
6.50%, 8/15/17	United States	34,000,000		36,380,000
6.875%, 8/15/18	United States	16,200,000		17,415,000
7.25%, 12/15/18	United States	33,000,000		36,630,000
Compagnie Generale de Geophysique-Veritas, senior note, 6.50%, 6/01/21	France	12,500,000		12,187,500
[d]Connacher Oil and Gas Ltd., secured note, 144A, 8.50%, 8/01/19	Canada	7,000,000		6,370,000
CONSOL Energy Inc., senior note, 8.25%, 4/01/20	United States	1,800,000		1,998,000
El Paso Corp., senior note, MTN, 7.75%, 1/15/32	United States	22,000,000		25,520,000
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	5,900,000		6,475,250
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	15,000,000		16,350,000
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	10,500,000		9,975,000
[d]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	27,500,000		24,337,500
[d]Green Field Energy Services Inc., senior secured note, 144A, 13.00%, 11/15/16	United States	3,400,000		3,315,000
Linn Energy LLC/Finance Corp., senior note, 8.625%, 4/15/20	United States	20,000,000		21,800,000
[d]OGX Petroleo E Gas Participacoes SA, senior note, 144A, 8.50%, 6/01/18	Brazil	15,000,000		14,718,750
[d]Peabody Energy Corp, senior note, 144A, 6.25%, 11/15/21	United States	6,000,000		6,240,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[d]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	17,515,000	$9,545,675
7.00%, 5/01/17	Switzerland	30,000,000	15,300,000
9.375%, 9/15/19	Bermuda	5,000,000	2,600,000
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	20,000,000	21,300,000
Sabine Pass LNG LP, senior secured note, 7.25%, 11/30/13	United States	10,000,000	10,150,000
7.50%, 11/30/16	United States	35,000,000	35,350,000
SandRidge Energy Inc., senior note, 8.75%, 1/15/20	United States	25,000,000	25,937,500
7.50%, 3/15/21	United States	13,300,000	13,266,750
[d]144A, 9.875%, 5/15/16	United States	18,700,000	20,102,500
[d]144A, 8.00%, 6/01/18	United States	21,800,000	22,127,000
SESI LLC, senior note, 6.875%, 6/01/14	United States	18,500,000	18,685,000
Tesoro Corp., senior note, 9.75%, 6/01/19	United States	10,400,000	11,726,000
[d]W&T Offshore Inc., senior note, 144A, 8.50%, 6/15/19	United States	40,500,000	42,120,000
[d]Western Refining Inc., senior secured note, 144A, 11.25%, 6/15/17	United States	5,000,000	5,712,500

			571,571,069

Financials 8.2%
Ally Financial Inc., senior note,
6.25%, 12/01/17	United States	10,000,000	9,685,830
8.00%, 3/15/20	United States	10,000,000	10,275,000
[i]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	4,493,750
[d]CIT Group Inc., secured bond, 144A, 7.00%,
5/04/15	United States	72,500,000	72,681,250
5/02/16	United States	155,000,000	155,193,750
5/02/17	United States	125,000,000	125,000,000
CNL Income Properties Inc., senior note, 7.25%, 4/15/19	United States	15,000,000	13,950,000
FelCor Lodging LP, senior secured note, 10.00%, 10/01/14	United States	10,003,000	11,003,300
Hexion U.S. Finance Corp., senior secured note, 8.875%, 2/01/18	United States	8,000,000	7,540,000
International Lease Finance Corp., senior note,
8.75%, 3/15/17	United States	20,000,000	20,650,000
8.875%, 9/01/17	United States	20,000,000	20,800,000
[i]JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/18, FRN thereafter, Perpetual	United States	110,000,000	117,511,020
[d]Kinetic Concepts Inc./USA, secured note, 144A, 10.50%, 11/01/18	United States	4,000,000	3,930,000
[d,f]Liberty Mutual Group, junior sub. note, 144A, FRN, 10.75%, 6/15/88	United States	25,000,000	31,625,000
[d,i]M&T Bank Corp., 144A, 6.875% to 6/15/16, FRN thereafter, Perpetual	United States	12,000,000	11,760,000
Morgan Stanley, senior note, 5.50%, 1/26/20	United States	15,000,000	13,671,390

			629,770,290

Health Care 4.2%
Community Health Systems Inc., senior note, 8.875%, 7/15/15	United States	33,118,000	34,277,130
Giant Funding Corp., senior secured note, 8.25%, 2/01/18	Spain	4,900,000	5,169,500
HCA Holdings Inc., senior note, 7.75%, 5/15/21	United States	10,000,000	10,225,000
HCA Inc., senior note, 6.375%, 1/15/15	United States	5,000,000	5,118,750
senior note, 6.50%, 2/15/16	United States	20,000,000	20,400,000
senior note, 8.00%, 10/01/18	United States	12,000,000	12,720,000
senior note, 7.50%, 2/15/22	United States	34,500,000	35,362,500
senior secured note, 8.50%, 4/15/19	United States	20,000,000	22,000,000
senior secured note, 6.50%, 2/15/20	United States	30,000,000	31,200,000
senior secured note, 7.875%, 2/15/20	United States	20,000,000	21,700,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Health Care (continued)
[d]Health Management Associates Inc., senior note, 144A, 7.375%, 1/15/20	United States	4,300,000	$4,482,750
[d]Mylan Inc., senior note, 144A, 6.00%, 11/15/18	United States	3,500,000	3,618,125
Tenet Healthcare Corp., senior note, 8.00%, 8/01/20	United States	24,600,000	24,753,750
[f]senior note, FRN, 9.25%, 2/01/15	United States	13,500,000	14,259,375
senior secured note, 10.00%, 5/01/18	United States	41,250,000	47,334,375
Vanguard Health Holding Co. II LLC/Inc., senior note,
8.00%, 2/01/18	United States	23,100,000	23,042,250
7.75%, 2/01/19	United States	4,000,000	3,860,000
Vanguard Health Systems Inc., senior note, zero cpn., 2/01/16	United States	228,000	143,640

			319,667,145

Industrials 2.7%
[d]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	11,900,000	11,424,000
[d,j]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	25,000,000	18,000,000
[d]Ceva Group PLC, senior secured note, 144A,
8.375%, 12/01/17	United Kingdom	7,500,000	7,181,250
11.50%, 4/01/18	United Kingdom	30,300,000	27,985,109
[d]Delta Air Lines Inc., senior secured note, 144A, 9.50%, 9/15/14	United States	9,568,000	9,902,880
Hertz Corp., senior note,
8.875%, 1/01/14	United States	6,951,000	7,020,510
6.75%, 4/15/19	United States	7,500,000	7,556,250
Interactive Data Corp., senior note, 10.25%, 8/01/18	United States	5,000,000	5,491,500
The Manitowoc Co. Inc., senior note, 9.50%, 2/15/18	United States	10,000,000	10,700,000
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	28,900,000	30,778,500
senior sub. note, 11.75%, 8/01/16	United States	13,500,000	14,242,500
Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	45,000,000	44,325,000
Tomkins LLC/Inc., senior secured note, 9.25%, 10/01/18	United States	3,212,000	3,577,365
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	9,800,000	9,604,000

			207,788,864

Information Technology 7.0%
Advanced Micro Devices Inc., senior note, 8.125%, 12/15/17	United States	4,100,000	4,274,250
CDW LLC/Finance Corp.,
senior note, 11.00%, 10/12/15	United States	442,000	466,310
senior note, 8.50%, 4/01/19	United States	28,725,000	29,084,062
senior sub. note, 12.535%, 10/12/17	United States	5,000,000	5,050,000
Ceridian Corp., senior note, 11.25%, 11/15/15	United States	20,000,000	15,700,000
[d]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	4,000,000	4,020,000
First Data Corp., [d]senior bond, 144A, 12.625%, 1/15/21	United States	80,000,000	70,000,000
senior note, 9.875%, 9/24/15	United States	4,645,000	4,366,300
senior note, 9.875%, 9/24/15	United States	5,000,000	4,725,000
[g]senior note, PIK, 10.55%, 9/24/15	United States	13,500,000	12,943,125
[d]senior secured bond, 144A, 8.25%, 1/15/21	United States	45,000,000	40,500,000
[d]senior secured note, 144A, 8.875%, 8/15/20	United States	3,000,000	3,015,000
[d,g]senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	33,188,000	28,707,620
senior sub. note, 11.25%, 3/31/16	United States	57,000,000	47,595,000
Freescale Semiconductor Inc.,
senior note, 10.125%, 12/15/16	United States	20,000,000	21,150,000
senior note, 8.05%, 2/01/20	United States	35,000,000	33,075,000
senior note, 10.75%, 8/01/20	United States	64,846,000	67,926,185

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Information Technology (continued)
Freescale Semiconductor Inc., (continued)
[d]senior secured note, 144A, 10.125%, 3/15/18	United States	4,438,000		$4,859,610
[d]senior secured note, 144A, 9.25%, 4/15/18	United States	51,700,000		55,512,875
[d]NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	Netherlands	8,600,000		9,492,250
Sanmina-SCI Corp., [d]senior note, 144A, 7.00%, 5/15/19	United States	15,000,000		14,700,000
senior sub. note, 8.125%, 3/01/16	United States	10,600,000		10,997,500
[d]Sterling Merger Inc., senior note, 144A, 11.00%, 10/01/19	United States	7,500,000		7,350,000
SunGard Data Systems Inc., senior note, 10.625%, 5/15/15	United States	7,500,000		8,025,000
senior note, 7.625%, 11/15/20	United States	10,000,000		10,325,000
senior sub. note, 10.25%, 8/15/15	United States	14,500,000		15,098,125
[d]UPCB Finance Ltd., senior secured note, 144A, 7.25%, 11/15/21	Netherlands	6,000,000		6,105,000

				535,063,212

Materials 2.9%
Berry Plastics Corp., senior secured note, 9.75%, 1/15/21	United States	5,000,000		5,012,500
[d]Building Materials Corp. of America, senior note, 144A, 6.75%, 5/01/21	United States	8,300,000		8,735,750
[d]Cemex Finance LLC, senior secured note, 144A, 9.50%, 12/14/16	United States	3,000,000		2,647,500
[d]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	20,000,000		16,083,300
[d]Dynacast International LLC/Finance Inc., secured note, 144A, 9.25%, 7/15/19	United States	10,000,000		9,450,000
[d]FMG Resources August 2006 Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	14,000,000		13,921,250
6.875%, 2/01/18	Australia	11,900,000		11,453,750
8.25%, 11/01/19	Australia	15,000,000		15,337,500
Huntsman International LLC, senior note, 5.50%, 6/30/16	United States	1,750,000		1,723,750
[d]Ineos Group Holdings Ltd.,
senior note, 144A, 7.875%, 2/15/16	United Kingdom	30,000,000	EUR	28,927,605
senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	5,000,000		4,000,000
[d]Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	9,400,000	EUR	10,807,857
[d]Kinove German Bondco GmbH,
senior secured bond, 144A, 10.00%, 6/15/18	Germany	9,900,000	EUR	11,468,145
senior secured note, 144A, 9.625%, 6/15/18	Germany	13,100,000		12,209,174
[d]Reynolds Group Issuer Inc./LLC/SA,
senior note, 144A, 9.00%, 4/15/19	United States	5,000,000		4,775,000
senior note, 144A, 9.875%, 8/15/19	United States	7,400,000		7,215,000
senior note, 144A, 8.25%, 2/15/21	United States	5,200,000		4,628,000
senior secured note, 144A, 7.875%, 8/15/19	United States	10,000,000		10,500,000
senior secured note, 144A, 6.875%, 2/15/21	United States	10,000,000		10,000,000
[d]Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	5,000,000		5,500,000
8.375%, 9/15/21	United States	2,400,000		2,664,000
Vulcan Materials Co., senior note,
6.50%, 12/01/16	United States	11,200,000		11,620,000
7.50%, 6/15/21	United States	13,500,000		14,681,250

				223,361,331

Telecommunication Services 1.8%
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	45,000,000		39,487,500
Frontier Communications Corp., senior note,
8.25%, 4/15/17	United States	1,200,000		1,233,000
8.50%, 4/15/20	United States	12,900,000		13,270,875
[d]Intelsat Jackson Holdings SA, senior note, 144A, 7.50%, 4/01/21	Luxembourg	18,400,000		18,653,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Sprint Nextel Corp.,
[d]144A, 11.50%, 11/15/21	United States	30,000,000	$29,775,000
senior note, 8.375%, 8/15/17	United States	12,700,000	11,445,875
[d]senior note, 144A, 9.00%, 11/15/18	United States	25,000,000	26,312,500

			140,177,750

Utilities 5.0%
[d]AES Corp., senior note, 144A, 7.375%, 7/01/21	United States	5,800,000	6,278,500
[d]Calpine Corp., senior secured note, 144A,
7.25%, 10/15/17	United States	5,000,000	5,275,000
7.875%, 7/31/20	United States	10,700,000	11,582,750
7.50%, 2/15/21	United States	15,000,000	16,125,000
7.875%, 1/15/23	United States	15,000,000	16,200,000
[c,j]Dynegy Holdings Inc., senior note,
7.50%, 6/01/15	United States	20,000,000	13,300,000
7.50%, 6/01/15	United States	15,000,000	9,450,000
8.375%, 5/01/16	United States	64,699,000	43,348,330
7.75%, 6/01/19	United States	50,000,000	33,000,000
Energy Future Holdings Corp., senior note, R, 6.55%, 11/15/34	United States	35,000,000	15,050,000
GenOn Energy Inc., senior note,
7.625%, 6/15/14	United States	9,500,000	9,547,500
7.875%, 6/15/17	United States	25,000,000	24,250,000
[d]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	7,500,000	7,931,250
Niska Gas Storage U.S./Canada, senior note, 8.875%, 3/15/18	United States	15,000,000	14,737,500
Texas Competitive Electric Holdings Co. LLC, senior note,
A, 10.25%, 11/01/15	United States	152,939,000	55,058,040
B, 10.25%, 11/01/15	United States	64,193,000	22,467,550
[g]PIK, 11.25%, 11/01/16	United States	14,503,647	5,160,804
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note,
[d]144A, 11.50%, 10/01/20	United States	17,800,000	15,196,750
B, 15.00%, 4/01/21	United States	100,125,000	55,569,375

			379,528,349

Total Corporate Bonds (Cost $3,728,398,607)			3,612,842,694

[f,k]Senior Floating Rate Interests 8.0%
Consumer Discretionary 1.9%
Chrysler Group LLC, Tranche B Term Loan, 6.00%, 5/24/17	United States	44,476,500	42,197,079
Clear Channel Communications Inc., Tranche B Term Loan, 3.946%, 1/29/16	United States	72,254,969	53,609,141
ClubCorp Club Operations Inc., Term B Loan, 6.00%, 11/30/16	United States	9,900,000	9,904,128
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	40,000,000	38,866,680
[b]Dex Media West LLC, Term Loan B, 7.25%, 10/24/14	United States	4,265,968	2,396,941
SuperMedia Inc., Exit Term Loan, 11.00%, 12/31/15	United States	2,525,383	1,195,046

			148,169,015

Consumer Staples 0.2%
BJ’s Wholesale Club Inc., Initial Loan, 7.00%, 9/30/18	United States	15,000,000	15,072,975

Financials 0.8%
iStar Financial Inc., Tranche A2 Term Loan, 7.00%, 6/30/14	United States	60,000,000	58,350,000

Health Care 0.4%
Kinetic Concepts Inc., Term Loan B-1, 7.00%, 5/04/18	United States	30,000,000	30,308,250

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Senior Floating Rate Interests (continued)
Industrials 0.5%
Altegrity Inc.,
Term Loan B, 3.037%, 2/21/15	United States	13,821,896	$12,871,640
Tranche D Term Loan, 7.75%, 2/21/15	United States	13,942,573	13,826,390
Ceva Group PLC,
Dollar Tranche B L/C, 5.579%, 8/31/16	United Kingdom	2,105,263	1,940,352
EGL Tranche B Term Loans, 5.428%, 8/31/16	United Kingdom	12,291,882	11,393,038

			40,031,420

Information Technology 1.7%
First Data Corp.,
2018 Term Loan, 4.294%, 3/24/18	United States	22,436,455	18,874,667
Term Loan B-1, 3.044%, 9/24/14	United States	13,650,417	12,498,595
Term Loan B-2, 3.044%, 9/24/14	United States	64,638,495	59,184,299
Term Loan B-3, 3.044%, 9/24/14	United States	2,387,693	2,186,219
Freescale Semiconductor Inc., Extended Term Loan, 4.52%, 12/01/16	United States	2,581,931	2,491,563
Go Daddy Operating Co. LLC, Initial Term Loan, 7.00%, 12/16/18	United States	17,456,250	17,425,876
[l]Sophia LP (Datatel), Initial Term Loan, 7.25%, 7/31/18	United States	7,500,000	7,514,063
SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	9,657,143	9,093,813

			129,269,095

Utilities 2.5%
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16	United States	10,473,750	10,586,343
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16	United States	19,451,250	19,788,165
Samson Investment Co., Bridge Term Loan, 8.00%, 12/16/12	United States	10,000,000	10,000,000
Texas Competitive Electric Holdings Co. LLC,
2014 Term Loan, 3.776%, 10/10/14	United States	5,000,000	3,507,815
2017 Term Loan, 4.776%, 10/10/17	United States	224,606,875	142,999,786

			186,882,109

Total Senior Floating Rate Interests (Cost $675,544,729)			608,082,864

Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $33,245,301) 0.5%
Financials 0.5%
[d,f]Banc of America Large Loan, 2010-HLTN, 144A, FRN, 2.028%, 11/15/15	United States	38,212,989	34,608,377

Municipal Bonds 0.3%
California State GO,
7.95%, 3/01/36	United States	9,060,000	10,253,927
5.25%, 11/01/40	United States	1,405,000	1,476,768
Build America Bonds, 7.60%, 11/01/40	United States	6,603,000	8,159,393
San Joaquin County Transportation Authority Sales Tax Revenue, Refunding, 5.50%, 3/01/41	United States	4,395,000	4,871,110

Total Municipal Bonds (Cost $21,236,388)			24,761,198

Total Investments before Short Term Investments (Cost $7,607,475,968)			7,391,061,222

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Short Term Investments 2.3%
Repurchase Agreements (Cost $177,501,703) 2.3%
[m]Joint Repurchase Agreement, 0.011%, 1/03/12 (Maturity Value $177,501,917)	United States	177,501,703	$177,501,703

BNP Paribas Securities Corp. (Maturity Value $21,477,732)

Credit Suisse Securities (USA) LLC (Maturity Value $25,771,503)

Deutsche Bank Securities Inc. (Maturity Value $27,163,118)

HSBC Securities (USA) Inc. (Maturity Value $42,955,465)

Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $25,771,503)

Morgan Stanley & Co. LLC (Maturity Value $8,591,093)

UBS Securities LLC (Maturity Value $25,771,503)

Collateralized by U.S. Government Agency Securities, 0.16% - 5.25%, 6/07/12 - 2/05/14; [n]U.S. Treasury Bills, 1/12/12 - 9/20/12; U.S. Treasury Bonds, 0.50% - 11.25%, 5/31/13 - 2/15/16; and U.S. Treasury Notes, 0.125% - 4.875%, 12/31/11 - 5/15/19 (valued at $181,145,557)

		Shares
[o]Investments from Cash Collateral Received for Loaned Securities (Cost $1,380,000) 0.0%†
Money Market Funds 0.0%†
[p]BNY Mellon Overnight Government Fund, 0.039%	United States	1,380,000	1,380,000

Total Investments (Cost $7,786,357,671) 99.0%			7,569,942,925
Other Assets, less Liabilities 1.0%			78,064,037

Net Assets 100.0%			$7,648,006,962

See Abbreviations on page FI-35.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 9 regarding holdings of 5% voting securities.

cAt December 31, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2011, the aggregate value of these securities was $1,622,390,825, representing 21.21% of net assets.

eSee Note 1(f) regarding equity-linked securities.

fThe coupon rate shown represents the rate at period end.

gIncome may be received in additional securities and/or cash.

hA portion or all of the security is on loan at December 31, 2011. See Note 1(g).

iPerpetual security with no stated maturity date.

jSee Note 7 regarding defaulted securities.

kSee Note 1(h) regarding senior floating rate interests.

lSecurity purchased on a delayed delivery basis. See Note 1(d).

mSee Note 1(c) regarding joint repurchase agreement.

nThe security is traded on a discount basis with no stated coupon rate.

oSee Note 1(g) regarding securities on loan.

pThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Franklin Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$7,464,220,842
Cost - Non-controlled affiliated issuers (Note 9)	144,635,126
Cost - Repurchase agreements	177,501,703

Total cost of investments	$7,786,357,671

Value - Unaffiliated issuers	$7,378,261,522
Value - Non-controlled affiliated issuers (Note 9)	14,179,700
Value - Repurchase agreements	177,501,703

Total value of investments (includes securities loaned in the amount of $1,314,000)	7,569,942,925
Cash	564,611
Receivables:
Capital shares sold	2,335,811
Dividends and interest	94,012,839
Other assets	21,025

Total assets	7,666,877,211

Liabilities:
Payables:
Investment securities purchased	7,364,068
Capital shares redeemed	3,183,086
Affiliates	5,589,807
Reports to shareholders	1,137,839
Payable upon return of securities loaned	1,380,000
Accrued expenses and other liabilities	215,449

Total liabilities	18,870,249

Net assets, at value	$7,648,006,962

Net assets consist of:
Paid-in capital	$8,363,066,982
Undistributed net investment income	491,942,579
Net unrealized appreciation (depreciation)	(216,608,469)
Accumulated net realized gain (loss)	(990,394,130)

Net assets, at value	$7,648,006,962

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2011

Franklin Income Securities Fund
Class 1:
Net assets, at value	$1,300,934,635

Shares outstanding	88,643,213

Net asset value and maximum offering price per share	$14.68

Class 2:
Net assets, at value	$5,915,637,404

Shares outstanding	413,177,789

Net asset value and maximum offering price per share	$14.32

Class 4:
Net assets, at value	$431,434,923

Shares outstanding	29,666,638

Net asset value and maximum offering price per share	$14.54

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Franklin Income Securities Fund
Investment income:
Dividends	$137,006,448
Interest:
Unaffiliated issuers	412,718,330
Non-controlled affiliated issuers (Note 9)	3,758,355
Income from securities loaned	443,260

Total investment income	553,926,393

Expenses:
Management fees (Note 3a)	36,750,388
Distribution fees: (Note 3c)
Class 2	15,490,776
Class 4	1,520,494
Unaffiliated transfer agent fees	4,861
Custodian fees (Note 4)	223,528
Reports to shareholders	1,016,771
Professional fees	205,931
Trustees’ fees and expenses	30,647
Other	157,121

Total expenses	55,400,517
Expense reductions (Note 4)	(31)

Net expenses	55,400,486

Net investment income	498,525,907

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	223,883,734
Non-controlled affiliated issuers (Note 9)	145,148
Written options	415,499
Foreign currency transactions	(129,930)

Net realized gain (loss)	224,314,451

Net change in unrealized appreciation (depreciation) on:
Investments	(562,165,563)
Translation of other assets and liabilities denominated in foreign currencies	(155,625)

Net change in unrealized appreciation (depreciation)	(562,321,188)

Net realized and unrealized gain (loss)	(338,006,737)

Net increase (decrease) in net assets resulting from operations	$160,519,170

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Income Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income	$498,525,907	$459,831,319
Net realized gain (loss) from investments, written options and foreign currency transactions	224,314,451	1,566,016
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(562,321,188)	446,658,211

Net increase (decrease) in net assets resulting from operations	160,519,170	908,055,546

Distributions to shareholders from:
Net investment income:
Class 1	(96,601,395)	(70,751,613)
Class 2	(356,087,463)	(403,393,475)
Class 4	(24,430,578)	(24,551,628)

Total distributions to shareholders	(477,119,436)	(498,696,716)

Capital share transactions: (Note 2)
Class 1	(55,103,339)	469,690,616
Class 2	(185,660,731)	(125,499,592)
Class 4	31,595,919	47,090,132

Total capital share transactions	(209,168,151)	391,281,156

Net increase (decrease) in net assets	(525,768,417)	800,639,986
Net assets:
Beginning of year	8,173,775,379	7,373,135,393

End of year	$7,648,006,962	$8,173,775,379

Undistributed net investment income included in net assets:
End of year	$491,942,579	$459,449,020

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result,

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 30, 2011.

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund purchased or wrote option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

f. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

g. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day, any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Senior Floating Rate Interests (continued)

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

i. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	46,373,672	$684,944,435	44,758,864	$645,042,814
Shares issued in reinvestment of distributions	6,487,669	96,601,395	5,206,153	70,751,613
Shares redeemed	(59,777,035)	(836,649,169)	(17,515,669)	(246,103,811)

Net increase (decrease)	(6,915,694)	$(55,103,339)	32,449,348	$469,690,616

Class 2 Shares:
Shares sold	36,881,385	$540,163,327	26,818,536	$380,019,084
Shares issued in reinvestment of distributions	24,473,365	356,087,463	30,330,336	403,393,475
Shares redeemed	(74,034,875)	(1,081,911,521)	(64,334,274)	(908,912,151)

Net increase (decrease)	(12,680,125)	$(185,660,731)	(7,185,402)	$(125,499,592)

Class 4 Shares:
Shares sold	4,165,273	$62,663,608	4,608,224	$66,369,834
Shares issued on reinvestment of distributions	1,652,948	24,430,578	1,817,293	24,551,628
Shares redeemed	(3,777,871)	(55,498,267)	(3,057,456)	(43,831,330)

Net increase (decrease)	2,040,350	$31,595,919	3,368,061	$47,090,132

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

f. Other Affiliated Transactions

At December 31, 2011, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 13.38% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

5. INCOME TAXES (continued)

At December 31, 2011, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$310,579,601
2017	521,405,875
2018	157,561,044

$989,546,520

During the year ended December 31, 2011, the Fund utilized $214,403,056 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from ordinary income	$477,119,436	$498,696,716

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$7,801,715,374

Unrealized appreciation	$689,042,293
Unrealized depreciation	(920,814,742)

Net unrealized appreciation (depreciation)	$(231,772,449)

Distributable earnings – undistributed ordinary income	$511,305,799

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums, corporate actions, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2011, aggregated $2,271,631,420 and $2,446,351,263, respectively.

Transactions in options written during the year ended December 31, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2010	3,690	$415,499
Options written	—	—
Options expired	(3,690)	(415,499)
Options exercised	—	—
Options closed	—	—

Options outstanding at December 31, 2011	—	$—

See Notes 1(e) and 8 regarding derivative financial instruments and other derivative information, respectively.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2011, the Fund had 53.83% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2011, the aggregate value of these securities was $117,098,330, representing 1.53% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. OTHER DERIVATIVE INFORMATION

For the year ended December 31, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Equity contracts	Net realized gain (loss) from written options / Net change in unrealized appreciation (depreciation) on investments	$415,499	3,501

For the year ended December 31, 2011, the average month end market value of derivatives represented less than 0.01% of average month end net assets. The average month end number of open derivative contracts for the year was 1.

See Note 1(e) regarding derivative financial instruments.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2011, were as shown below.

Name of Issuer	Number of Shares/Principal Amount Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/Principal Amount Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
[a]Dex Media West LLC, Term Loan B, 7.25%, 10/24/14	4,783,951	—	517,983	4,265,968	$2,396,941	$274,187	$145,148
Dex One Corp.	2,642,381	—	—	2,642,381	4,386,353	—	—
Dex One Corp., senior sub. note, PIK, 7.00%, 1/29/17	32,511,674	—	—	32,511,674	7,396,406	3,484,168	—

Total Affiliated Securities (0.19% of Net Assets)					$14,179,700	$3,758,355	$145,148

aCompany is a wholly owned subsidiary of Dex One Corp.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$101,306,003	$5,775,293	$—	$107,081,296
Energy	413,770,815	24,581,250	—	438,352,065
Financials	476,653,363	93,414,607	—	570,067,970
Health Care	486,492,824	11,542,500	—	498,035,324
All Other Equity Investments[b]	1,304,886,586	—	—	1,304,886,586
Equity-Linked Securities	—	111,893,273	—	111,893,273
Convertible Bonds	—	80,449,575	—	80,449,575
Corporate Bonds	—	3,612,842,694	—	3,612,842,694
Senior Floating Rate Interests	—	608,082,864	—	608,082,864
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	34,608,377	—	34,608,377
Municipal Bonds	—	24,761,198	—	24,761,198
Short Term Investments	—	178,881,703	—	178,881,703

Total Investments in Securities	$2,783,109,591	$4,786,833,334	$—	$7,569,942,925

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Currency	Selected Portfolio

Euro - Euro	ADR - American Depository Receipt
GBP - British Pound	FRN - Floating Rate Note
GO - General Obligation
L/C - Letter of Credit
MTN - Medium Term Note
PIK - Payment-In-Kind

Franklin Templeton Variable Insurance Products Trust

Franklin Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Income Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Income Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 20.93% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2011.

FRANKLIN RISING DIVIDENDS SECURITIES FUND

We are pleased to bring you Franklin Rising Dividends Securities Fund’s annual report for the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	5-Year	10-Year
Average Annual Total Return	+5.89%	+1.26%	+5.92%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +3.84%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/02–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FRD-1

Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the S&P 500, which rose 2.11% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy improved steadily but modestly in 2011 despite geopolitical, employment and housing pressures. The U.S. manufacturing sector helped power the domestic economy and led global manufacturing output heading into 2012. Although manufacturing growth slowed in the second half of the year as high commodity prices reduced purchasing power and demand ebbed, the trend began to reverse near year-end. U.S. gross domestic product (GDP) growth advanced each quarter, and the nation’s unemployment rate fell from 9.4% to 8.5%.2

The U.S. financial system and household balance sheets continued to improve, but the country still faced persistently high unemployment, a prolonged housing market slump and massive national debt. The U.S. Federal Reserve Board (Fed) cut the country’s growth forecast partly due to the heightened potential for recession in Europe and cooling GDP trends across much of Asia. Inflation rose for much of the world but stayed relatively contained in the U.S., even slowing toward year-end amid declining energy and food prices. The Fed sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase Treasuries with proceeds from maturing debt in an effort to support economic growth.

Although U.S. stock markets rallied in the spring, worrisome global events and slowing global growth dampened investor sentiment and market volatility surged. Risk-averse investors sought perceived safe

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. The Fund may have significant investments in particular sectors from time to time, such as financial institutions and health care, and may be at greater risk of adverse developments in a sector than a fund that invests more broadly. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FRD-2

havens and seemed to ignore that many U.S. companies generated record profits. Despite large swings, U.S. stocks as measured by the S&P 500 gained 2.11% in 2011.1 The Dow Jones Industrial Average rose 8.38%, reflecting investors’ general preference for large, established U.S. companies.1 Notably, the U.S. was a global market leader in 2011 as the country continued to be a relative haven. During the year, sector performance varied widely. Noncyclical, income-producing sectors such as utilities, consumer staples and health care led the market, while economically sensitive sectors such as materials and industrials lagged. Financials in the S&P 500 experienced the worst sector decline, as U.S. bank stocks generally tracked their European peers. Against this backdrop, growth stocks fared better than their value counterparts: large-capitalization stocks advanced slightly as a group, with modestly negative results for most small- and mid-sized company stocks, as measured by Russell capitalization-based indexes.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the 12 months under review, all sectors represented in the Fund except financials contributed positively to performance.3 Key contributors included global information technology software and services provider International Business Machines (IBM), medical products manufacturer Abbott Laboratories and insurer Erie Indemnity. IBM generates significant revenues from its software and services businesses, thus making the company less vulnerable to economic weakness than many other technology companies, in our view. IBM has 16 consecutive years of dividend increases. Abbott shares rebounded after significantly underperforming in late 2010, and it has increased its dividend for the 39th year in a row. Erie Indemnity, a management company for a

3. The financials sector comprises banks, diversified financials and insurance in the SOI.

FRD-3

property and casualty insurer, increased in value largely due to its strong capital position, which enabled its shares to perform better than most other financials stocks. Erie has 32 years of dividend increases.

The financials sector hindered performance, with major detractors including insurer Old Republic International, supplemental health insurance provider Aflac, and savings bank Hudson City Bancorp.3 Losses in Old Republic’s mortgage guaranty business remained high as the housing market has failed to recover significantly. Supplemental insurance provider Aflac’s shares fell in value after the company disclosed that its decision to more conservatively position its investment portfolio would result in lower 2012 earnings than analysts’ estimates. Hudson City disclosed declining net interest margin would cause it to restructure its balance sheet. During the year, the company completed a restructuring of its balance sheet that reduced higher cost structured borrowings and allowed for increased net interest income.

The Fund initiated 10 positions during the period in what we considered attractively valued securities: specialty chemicals manufacturer Albemarle (17 years of dividend increases); large integrated energy company Chevron (24 years); insurer Chubb (46 years); household products manufacturer and marketer Colgate-Palmolive (48 years); water, hygiene and energy technologies company Ecolab (20 years); integrated energy company Exxon Mobil (29 years); global auto components and building efficiency systems and services provider Johnson Controls (2 years); memorialization products manufacturer Matthews International (17 years); global athletic footwear and apparel maker NIKE (10 years); and water delivery and thermal systems provider Pentair (36 years). We made significant additions to holdings of the largest franchiser of fast food restaurants, McDonald’s, global snacks and beverages manufacturer PepsiCo, and health care equipment and supplies company Stryker, among others. We liquidated our position in Nordson during the Fund’s fiscal year, and reduced our positions in Erie Indemnity, Family Dollar Stores and Roper Industries, among others.

Our 10 largest positions on December 31, 2011, represented 43.7% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond, in aggregate, to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 32 years in a row and by 284% in the past 10 years. Their most recent year-over-year dividend increases averaged 14.0% with a yield of 2.3% on December 31, 2011,

Top 10 Holdings

Franklin Rising Dividends Securities Fund

12/31/11

Company Sector/Industry	% of Total Net Assets
Abbott Laboratories	5.0%
Pharmaceuticals, Biotechnology & Life Sciences
Praxair Inc.	4.9%
Materials
International Business Machines Corp.	4.7%
Software & Services
The Procter & Gamble Co.	4.7%
Household & Personal Products
Wal-Mart Stores Inc.	4.6%
Food & Staples Retailing
Roper Industries Inc.	4.4%
Electrical Equipment
Becton, Dickinson and Co.	4.3%
Health Care Equipment & Services
United Technologies Corp.	4.2%
Aerospace & Defense
Dover Corp.	3.8%
Machinery
Chevron Corp.	3.1%
Energy

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FRD-4

and a dividend payout ratio of 32%, based on estimates of calendar year 2011 operating earnings. The average price/earnings ratio was 14.4 times calendar year 2011 estimates versus 13.0 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then

8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Rising Dividends Securities Fund – Class 4

FRD-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$994.50	$4.98
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$5.04

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.99%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRD-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 1	2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.15	$16.13	$13.96		$19.61	$20.88

Income from investment operations[a]:
Net investment income[b]	0.36	0.32	0.14	[c]	0.35	0.36
Net realized and unrealized gains (losses)	0.83	3.01	2.28		(5.51)	(0.80)

Total from investment operations	1.19	3.33	2.42		(5.16)	(0.44)

Less distributions from:
Net investment income	(0.33)	(0.31)	(0.25)		(0.36)	(0.53)
Net realized gains	—	—	—		(0.13)	(0.30)

Total distributions	(0.33)	(0.31)	(0.25)		(0.49)	(0.83)

Net asset value, end of year	$20.01	$19.15	$16.13		$13.96	$19.61

Total return[d]	6.29%	20.94%	17.67%		(26.94)%	(2.41)%
Ratios to average net assets
Expenses	0.63%	0.64%	0.65%	[e]	0.61% [e]	0.59% [e]
Net investment income	1.87%	1.88%	0.99%	[c]	2.05%	1.72%

Supplemental data
Net assets, end of year (000’s)	$140,297	$148,544	$139,816		$142,862	$235,946
Portfolio turnover rate	12.76%	8.97%	16.99%		5.39%	3.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 2.07%. See Note 1(d).

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 2	2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.82	$15.86	$13.72		$19.27	$20.55

Income from investment operations[a]:
Net investment income[b]	0.31	0.28	0.10	[c]	0.31	0.30
Net realized and unrealized gains (losses)	0.81	2.95	2.24		(5.42)	(0.79)

Total from investment operations	1.12	3.23	2.34		(5.11)	(0.49)

Less distributions from:
Net investment income	(0.29)	(0.27)	(0.20)		(0.31)	(0.49)
Net realized gains	—	—	—		(0.13)	(0.30)

Total distributions	(0.29)	(0.27)	(0.20)		(0.44)	(0.79)

Net asset value, end of year	$19.65	$18.82	$15.86		$13.72	$19.27

Total return[d]	6.00%	20.64%	17.34%		(27.10)%	(2.69)%
Ratios to average net assets
Expenses	0.88%	0.89%	0.90%	[e]	0.86% [e]	0.84% [e]
Net investment income	1.62%	1.63%	0.74%	[c]	1.80%	1.47%

Supplemental data
Net assets, end of year (000’s)	$1,523,396	$1,572,732	$1,371,351		$1,286,878	$2,079,366
Portfolio turnover rate	12.76%	8.97%	16.99%		5.39%	3.29%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.82%. See Note 1(d).

dTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 4	2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.04	$16.09	$13.92		$18.51

Income from investment operations[b]:
Net investment income[c]	0.31	0.32	0.13	[d]	0.26
Net realized and unrealized gains (losses)	0.80	2.94	2.24		(4.36)

Total from investment operations	1.11	3.26	2.37		(4.10)

Less distributions from:
Net investment income	(0.32)	(0.31)	(0.20)		(0.36)
Net realized gains	—	—	—		(0.13)

Total distributions	(0.32)	(0.31)	(0.20)		(0.49)

Net asset value, end of year	$19.83	$19.04	$16.09		$13.92

Total return[e]	5.89%	20.62%	17.22%		(22.82)%
Ratios to average net assets[f]
Expenses	0.98%	0.99%	1.00%	[g]	0.96% [g]
Net investment income	1.52%	1.53%	0.64%	[d]	1.70%

Supplemental data
Net assets, end of year (000’s)	$3,020	$1,007	$15		$4
Portfolio turnover rate	12.76%	8.97%	16.99%		5.39%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.72%. See Note 1(d).

eTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks 95.0%
Aerospace & Defense 4.3%
General Dynamics Corp.	28,000	$1,859,480
United Technologies Corp.	951,400	69,537,826

		71,397,306

Automobiles & Components 0.1%
Johnson Controls Inc.	78,400	2,450,784

Banks 0.8%
Hudson City Bancorp Inc.	1,203,300	7,520,625
Peoples Bancorp Inc.	54,096	801,162
TrustCo Bank Corp. NY	147,285	826,269
U.S. Bancorp	146,449	3,961,445

		13,109,501

Commercial & Professional Services 2.0%
ABM Industries Inc.	951,288	19,615,559
Cintas Corp.	384,200	13,374,002

		32,989,561

Consumer Durables & Apparel 2.9%
[a]Kid Brands Inc.	265,947	840,393
Leggett & Platt Inc.	775,800	17,874,432
NIKE Inc., B	277,000	26,694,490
Superior Uniform Group Inc.	237,100	2,947,153

		48,356,468

Consumer Services 2.9%
Hillenbrand Inc.	1,191,300	26,589,816
Matthews International Corp., A	25,000	785,750
McDonald’s Corp.	212,345	21,304,574

		48,680,140

Diversified Financials 0.8%
State Street Corp.	324,500	13,080,595

Electrical Equipment 6.4%
Brady Corp., A	1,034,496	32,659,039
Roper Industries Inc.	843,250	73,253,127

		105,912,166

Energy 4.2%
Chevron Corp.	484,500	51,550,800
Exxon Mobil Corp.	226,500	19,198,140

		70,748,940

Food & Staples Retailing 4.6%
Wal-Mart Stores Inc.	1,279,100	76,439,016

Food, Beverage & Tobacco 4.5%
Archer-Daniels-Midland Co.	293,000	8,379,800
McCormick & Co. Inc.	897,000	45,226,740
PepsiCo Inc.	330,000	21,895,500

		75,502,040

Health Care Equipment & Services 12.3%
Becton, Dickinson and Co.	949,143	70,919,965
Hill-Rom Holdings Inc.	375,103	12,637,220
Medtronic Inc.	482,000	18,436,500

FRD-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
Stryker Corp.	620,400	$30,840,084
Teleflex Inc.	506,753	31,058,891
West Pharmaceutical Services Inc.	1,087,600	41,274,420

		205,167,080

Household & Personal Products 5.1%
Colgate-Palmolive Co.	69,000	6,374,910
The Procter & Gamble Co.	1,171,600	78,157,436

		84,532,346

Industrial Conglomerates 0.3%
Carlisle Cos. Inc.	106,261	4,707,362

Insurance 8.2%
Aflac Inc.	309,200	13,375,992
Arthur J. Gallagher & Co.	753,000	25,180,320
Chubb Corp.	45,000	3,114,900
Erie Indemnity Co., A	613,585	47,957,804
Mercury General Corp.	154,200	7,034,604
Old Republic International Corp.	2,986,594	27,685,726
RLI Corp.	160,679	11,707,072

		136,056,418

Machinery 5.5%
Donaldson Co. Inc.	253,634	17,267,403
Dover Corp.	1,096,700	63,663,435
Pentair Inc.	314,000	10,453,060

		91,383,898

Materials 12.4%
Air Products and Chemicals Inc.	537,500	45,789,625
Albemarle Corp.	380,000	19,573,800
Bemis Co. Inc.	1,041,300	31,322,304
Ecolab Inc.	66,000	3,815,460
Nucor Corp.	635,109	25,131,263
Praxair Inc.	759,260	81,164,894

		206,797,346

Pharmaceuticals, Biotechnology & Life Sciences 10.1%
Abbott Laboratories	1,469,800	82,646,854
Johnson & Johnson	601,000	39,413,580
Pfizer Inc.	2,158,100	46,701,284

		168,761,718

Retailing 2.9%
Family Dollar Stores Inc.	850,335	49,030,316

Semiconductors & Semiconductor Equipment 0.0%†
Cohu Inc.	50,300	570,905

Software & Services 4.7%
International Business Machines Corp.	426,000	78,332,880

Total Common Stocks (Cost $1,128,531,288)		1,584,006,786

FRD-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Short Term Investments (Cost $81,469,938) 4.9%
Money Market Funds 4.9%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	81,469,938	$81,469,938

Total Investments (Cost $1,210,001,226) 99.9%		1,665,476,724
Other Assets, less Liabilities 0.1%		1,235,556

Net Assets 100.0%		$1,666,712,280

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

FRD-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Franklin Rising Dividends Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,128,531,288
Cost - Sweep Money Fund (Note 7)	81,469,938

Total cost of investments	$1,210,001,226

Value - Unaffiliated issuers	$1,584,006,786
Value - Sweep Money Fund (Note 7)	81,469,938

Total value of investments	1,665,476,724
Receivables:
Investment securities sold	926,168
Capital shares sold	633,200
Dividends	2,537,818
Other assets	46

Total assets	1,669,573,956

Liabilities:
Payables:
Capital shares redeemed	952,946
Affiliates	1,471,756
Reports to shareholders	380,809
Accrued expenses and other liabilities	56,165

Total liabilities	2,861,676

Net assets, at value	$1,666,712,280

Net assets consist of:
Paid-in capital	$1,309,337,444
Undistributed net investment income	27,653,099
Net unrealized appreciation (depreciation)	455,475,498
Accumulated net realized gain (loss)	(125,753,761)

Net assets, at value	$1,666,712,280

The accompanying notes are an integral part of these financial statements.

FRD-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2011

Franklin Rising Dividends Securities Fund
Class 1:
Net assets, at value	$140,297,102

Shares outstanding	7,012,203

Net asset value and maximum offering price per share	$20.01

Class 2:
Net assets, at value	$1,523,395,614

Shares outstanding	77,508,781

Net asset value and maximum offering price per share	$19.65

Class 4:
Net assets, at value	$3,019,564

Shares outstanding	152,280

Net asset value and maximum offering price per share	$19.83

The accompanying notes are an integral part of these financial statements.

FRD-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Franklin Rising Dividends Securities Fund
Investment income:
Dividends	$42,142,969

Expenses:
Management fees (Note 3a)	10,183,809
Distribution fees: (Note 3c)
Class 2	3,839,349
Class 4	6,454
Unaffiliated transfer agent fees	1,899
Custodian fees (Note 4)	23,081
Reports to shareholders	335,877
Professional fees	54,110
Trustees’ fees and expenses	6,322
Other	36,176

Total expenses	14,487,077

Net investment income	27,655,892

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	120,463,536
Net change in unrealized appreciation (depreciation) on investments	(50,218,731)

Net realized and unrealized gain (loss)	70,244,805

Net increase (decrease) in net assets resulting from operations	$97,900,697

The accompanying notes are an integral part of these financial statements.

FRD-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Rising Dividends Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income	$27,655,892	$25,813,336
Net realized gain (loss) from investments	120,463,536	67,941,220
Net change in unrealized appreciation (depreciation) on investments	(50,218,731)	203,294,325

Net increase (decrease) in net assets resulting from operations	97,900,697	297,048,881

Distributions to shareholders from:
Net investment income:
Class 1	(2,458,866)	(2,516,672)
Class 2	(23,318,584)	(22,710,892)
Class 4	(30,729)	(5,357)

Total distributions to shareholders	(25,808,179)	(25,232,921)

Capital share transactions: (Note 2)
Class 1	(14,479,695)	(15,601,529)
Class 2	(115,088,554)	(46,034,000)
Class 4	1,904,859	920,381

Total capital share transactions	(127,663,390)	(60,715,148)

Net increase (decrease) in net assets	(55,570,872)	211,100,812
Net assets:
Beginning of year	1,722,283,152	1,511,182,340

End of year	$1,666,712,280	$1,722,283,152

Undistributed net investment income included in net assets:
End of year	$27,653,099	$25,805,386

The accompanying notes are an integral part of these financial statements.

FRD-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Rising Dividends Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2011, 60.45% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Securities Lending

The Fund participates in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund. At December 31, 2011, the Fund had no securities on loan.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

FRD-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Income Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FRD-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	601,890	$11,765,470	257,133	$4,557,190
Shares issued in reinvestment of distributions	126,876	2,458,866	150,879	2,516,672
Shares redeemed	(1,473,505)	(28,704,031)	(1,321,083)	(22,675,391)

Net increase (decrease)	(744,739)	$(14,479,695)	(913,071)	$(15,601,529)

Class 2 Shares:
Shares sold	5,855,934	$111,121,703	5,148,488	$89,372,157
Shares issued in reinvestment of distributions	1,222,789	23,318,584	1,383,124	22,710,892
Shares redeemed	(13,131,700)	(249,528,841)	(9,446,580)	(158,117,049)

Net increase (decrease)	(6,052,977)	$(115,088,554)	(2,914,968)	$(46,034,000)

Class 4 Shares:
Shares sold	125,061	$2,400,178	55,672	$986,798
Shares issued on reinvestment of distributions	1,596	30,729	317	5,273
Shares redeemed	(27,259)	(526,048)	(4,068)	(71,690)

Net increase (decrease)	99,398	$1,904,859	51,921	$920,381

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

FRD-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At December 31, 2011, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$16,233,576
2017	107,931,803

$124,165,379

During the year ended December 31, 2011, the Fund utilized $119,865,942 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from ordinary income	$25,808,179	$25,232,921

FRD-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

5. INCOME TAXES (continued)

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,211,589,607

Unrealized appreciation	$507,753,323
Unrealized depreciation	(53,866,206)

Net unrealized appreciation (depreciation)	$453,887,117

Distributable earnings – undistributed ordinary income	$27,653,096

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2011, aggregated $206,923,415 and $331,078,386, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

FRD-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2011, all of the Fund’s investments in securities carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FRD-23

Franklin Templeton Variable Insurance Products Trust

Franklin Rising Dividends Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Rising Dividends Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

FRD-24

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Rising Dividends Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2011.

FRD-25

FRANKLIN SMALL CAP VALUE SECURITIES FUND

This annual report for Franklin Small Cap Value Securities Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	5-Year	10-Year
Average Annual Total Return	-3.87%	+0.82%	+7.13%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +3.15%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/02–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Russell 2500™ Value Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Value Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSV-1

Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small-capitalization companies. For this Fund, small-capitalization companies are those with market capitalization values under $3.5 billion at the time of purchase. The Fund invests generally in equity securities of companies that the manager believes are undervalued and have the potential for capital appreciation.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the Russell 2500™ Value Index, which fell 3.36% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy improved steadily but modestly in 2011 despite geopolitical, employment and housing pressures. The U.S. manufacturing sector helped power the domestic economy and led global manufacturing output heading into 2012. Although manufacturing growth slowed in the second half of the year as high commodity prices reduced purchasing power and demand ebbed, the trend began to reverse near year-end. U.S. gross domestic product (GDP) growth advanced each quarter, and the nation’s unemployment rate fell from 9.4% to 8.5%.2

The U.S. financial system and household balance sheets continued to improve, but the country still faced persistently high unemployment, a prolonged housing market slump and massive national debt. The U.S. Federal Reserve Board (Fed) cut the country’s growth forecast partly due to the heightened potential for recession in Europe and cooling GDP trends across much of Asia. Inflation rose for much of the world but stayed relatively contained in the U.S., even slowing toward year-end amid declining energy and food prices. The Fed sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase Treasuries with proceeds from maturing debt in an effort to support economic growth.

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Smaller company securities can increase the risk of greater price volatility, particularly over the short term. Smaller or relatively new or unseasoned companies can also be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may have significant investments in particular sectors from time to time, such as financial services and energy, and may be at greater risk of adverse developments in a sector than a fund that invests more broadly. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FSV-2

Although U.S. stock markets rallied in the spring, worrisome global events and slowing global growth dampened investor sentiment and market volatility surged. Risk-averse investors sought perceived safe havens and seemed to ignore that many U.S. companies generated record profits. Despite large swings, U.S. stocks as measured by the Standard & Poor’s® 500 Index (S&P 500®) gained 2.11% in 2011.1 The Dow Jones Industrial Average rose 8.38%, reflecting investors’ general preference for large, established U.S. companies.1 Notably, the U.S. was a global market leader in 2011 as the country continued to be a relative haven. During the year, sector performance varied widely. Noncyclical, income-producing sectors such as utilities, consumer staples and health care led the market, while economically sensitive sectors such as materials and industrials lagged. Financials in the S&P 500 experienced the worst sector decline, as U.S. bank stocks generally tracked their European peers. Against this backdrop, growth stocks fared better than their value counterparts; large-capitalization stocks advanced slightly as a group, with modestly negative results for most small- and mid-sized company stocks, as measured by Russell capitalization-based indexes.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined, value-oriented strategy for the Fund. As a bottom-up adviser concentrating primarily on individual securities, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value or cash flow. We seek bargains among the “unloved,” out-of-favor companies that offer, in our opinion, attractive long-term potential. These might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential, in our opinion, or companies that may be potential turnaround candidates or takeover targets.

Manager’s Discussion

During the 12 months under review, the utilities, consumer staples and health care sectors represented in the Fund contributed to absolute performance.3 Key contributors included electric utility PNM Resources, food products manufacturer Lancaster Colony, and global contract re-

3. The consumer staples sector comprises food and staples retailing; and food, beverage and tobacco in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.

FSV-3

search organization Pharmaceutical Product Development (PPD). In other sectors, some holdings that aided returns included specialty retailers Group 1 Automotive and The Men’s Wearhouse, as well as furniture company La-Z-Boy, plumbing manufacturer Mueller Industries, insurer RLI, offshore energy equipment provider Global Industries, and chemical sealant manufacturer RPM International.

Among sectors hindering performance were energy, information technology, industrials and financials.4 Key detractors from these sectors included petroleum shipping company Overseas Shipholding Group, offshore drilling company Rowan Cos., laser equipment producer Rofin-Sinar Technologies, electronics manufacturing services company Benchmark Electronics, kitchen and bath cabinet manufacturer American Woodmark, engineered industrial products provider EnPro Industries, and insurer Old Republic International. In other sectors, auto safety systems company Autoliv, women’s clothing retailer Christopher & Banks, and carbon steel products producer Steel Dynamics were notable detractors.

In addition to purchasing shares of EnPro Industries, the Fund initiated 13 other positions during the period in what we considered attractively valued securities: aviation products provider AAR, fabricator and distributor of steel and copper products Commercial Metals, industrial battery manufacturer EnerSys, video games retailer GameStop, wire manufacturer General Cable, industrial adhesive producer H.B. Fuller, medical equipment manufacturer Hill-Rom Holdings, machinery manufacturer Kaydon, branded apparel manufacturer Maidenform Brands, provider of flexible circuit materials Multi-Fineline Electronix, Puerto Rico-based bank Oriental Financial Group, water delivery and thermal systems provider Pentair, and brand marketing consultant Schawk. We also added to our positions in plastic compound supplier A. Schulman, women’s fashion retailer The Cato Corp. and The Hanover Insurance Group, among others.

During the period the Fund eliminated PPD, which was subject to an all-cash takeover offer from The Carlyle Group and Hellman & Friedman of $33.25 per share, a 29% premium over PPD’s previous day’s closing price. The Fund also exited its position in oilfield services provider Global Industries, which accepted an $8 all-cash offer from Technip. This per-share bid was a 55% increase over Global Industries’

4. The information technology sector comprises semiconductors and semiconductor equipment, and technology hardware and equipment in the SOI. The industrials sector comprises electrical equipment, industrial conglomerates, machinery and transportation in the SOI. The financials sector comprises banks and insurance in the SOI.

Top 10 Holdings

Franklin Small Cap Value Securities Fund 12/31/11

Company Sector/Industry	% of Total Net Assets
Protective Life Corp.	2.0%
Insurance
Group 1 Automotive Inc.	2.0%
Retailing
Bristow Group Inc.	1.9%
Energy
Trinity Industries Inc.	1.8%
Machinery
Thor Industries Inc.	1.8%
Automobiles & Components
Tidewater Inc.	1.7%
Energy
Reliance Steel & Aluminum Co.	1.7%
Materials
Gentex Corp.	1.5%
Automobiles & Components
Oil States International Inc.	1.5%
Energy
Rowan Cos. Inc.	1.5%
Energy

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-4

prior day’s closing price. We liquidated seven other positions during the fiscal year: Bassett Furniture Industries, CNH Global, Erie Indemnity, Glatfelter, United States Steel, Warnaco Group and Westlake Chemical. We also reduced our positions in life sciences tools and services company Mettler-Toledo International, machinery company Nordson and insurer Transatlantic Holdings, among others.

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSV-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small Cap Value Securities Fund – Class 4

FSV-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$940.20	$5.04
Hypothetical (5% return before expenses)	$1,000	$1,020.01	$5.24

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.03%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSV-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 1	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.55	$13.00	$10.73	$17.38	$19.07

Income from investment operations[a]:
Net investment income[b]	0.16	0.14	0.15	0.24	0.22
Net realized and unrealized gains (losses)	(0.74)	3.54	2.86	(5.44)	(0.44)

Total from investment operations	(0.58)	3.68	3.01	(5.20)	(0.22)

Less distributions from:
Net investment income	(0.15)	(0.13)	(0.22)	(0.23)	(0.17)
Net realized gains	—	—	(0.52)	(1.22)	(1.30)

Total distributions	(0.15)	(0.13)	(0.74)	(1.45)	(1.47)

Net asset value, end of year	$15.82	$16.55	$13.00	$10.73	$17.38

Total return[c]	(3.53)%	28.49%	29.54%	(32.87)%	(2.14)%
Ratios to average net assets
Expenses	0.66%	0.67%	0.68% [d]	0.67% [d]	0.64% [d]
Net investment income	1.02%	0.98%	1.29%	1.62%	1.13%

Supplemental data
Net assets, end of year (000’s)	$39,374	$47,300	$42,428	$34,901	$57,045
Portfolio turnover rate	14.39%	15.92%	6.68%	16.98%	16.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSV-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 2	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.25	$12.77	$10.55	$17.10	$18.79

Income from investment operations[a]:
Net investment income[b]	0.12	0.10	0.12	0.20	0.17
Net realized and unrealized gains (losses)	(0.73)	3.48	2.81	(5.35)	(0.43)

Total from investment operations	(0.61)	3.58	2.93	(5.15)	(0.26)

Less distributions from:
Net investment income	(0.11)	(0.10)	(0.19)	(0.18)	(0.13)
Net realized gains	—	—	(0.52)	(1.22)	(1.30)

Total distributions	(0.11)	(0.10)	(0.71)	(1.40)	(1.43)

Net asset value, end of year	$15.53	$16.25	$12.77	$10.55	$17.10

Total return[c]	(3.76)%	28.22%	29.16%	(33.02)%	(2.38)%
Ratios to average net assets
Expenses	0.91%	0.92%	0.93% [d]	0.92% [d]	0.89% [d]
Net investment income	0.77%	0.73%	1.04%	1.37%	0.88%

Supplemental data
Net assets, end of year (000’s)	$1,211,168	$1,362,292	$1,109,855	$784,773	$1,177,367
Portfolio turnover rate	14.39%	15.92%	6.68%	16.98%	16.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSV-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 4	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.44	$12.92	$10.70	$16.42

Income from investment operations[b]:
Net investment income[c]	0.11	0.09	0.11	0.15
Net realized and unrealized gains (losses)	(0.75)	3.53	2.84	(4.42)

Total from investment operations	(0.64)	3.62	2.95	(4.27)

Less distributions from:
Net investment income	(0.09)	(0.10)	(0.21)	(0.23)
Net realized gains	—	—	(0.52)	(1.22)

Total distributions	(0.09)	(0.10)	(0.73)	(1.45)

Net asset value, end of year	$15.71	$16.44	$12.92	$10.70

Total return[d]	(3.87)%	28.14%	29.04%	(29.14)%
Ratios to average net assets[e]
Expenses	1.01%	1.02%	1.03% [f]	1.02% [f]
Net investment income	0.67%	0.63%	0.94%	1.27%

Supplemental data
Net assets, end of year (000’s)	$34,284	$39,075	$28,599	$14,850
Portfolio turnover rate	14.39%	15.92%	6.68%	16.98%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSV-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks 96.6%
Aerospace & Defense 1.7%
AAR Corp.	599,600	$11,494,332
[a]Ceradyne Inc.	397,500	10,645,050

		22,139,382

Automobiles & Components 5.4%
Autoliv Inc.	326,800	17,480,532
[a]Drew Industries Inc.	251,400	6,166,842
Gentex Corp.	662,500	19,603,375
Thor Industries Inc.	820,000	22,492,600
[a]Winnebago Industries Inc.	423,100	3,122,478

		68,865,827

Banks 2.1%
Chemical Financial Corp.	360,854	7,693,407
Oriental Financial Group Inc.	602,000	7,290,220
Peoples Bancorp Inc.	158,000	2,339,980
TrustCo Bank Corp. NY	1,771,878	9,940,236

		27,263,843

Building Products 5.1%
A.O. Smith Corp.	126,700	5,083,204
American Woodmark Corp.	431,300	5,891,558
Apogee Enterprises Inc.	778,100	9,539,506
[a]Gibraltar Industries Inc.	900,100	12,565,396
Simpson Manufacturing Co. Inc.	433,400	14,588,244
Universal Forest Products Inc.	566,000	17,472,420

		65,140,328

Commercial & Professional Services 2.8%
ABM Industries Inc.	636,100	13,116,382
Insperity Inc.	296,100	7,506,135
Mine Safety Appliances Co.	328,300	10,873,296
Schawk Inc.	401,900	4,505,299

		36,001,112

Construction & Engineering 2.0%
EMCOR Group Inc.	272,700	7,311,087
Granite Construction Inc.	747,000	17,718,840

		25,029,927

Consumer Durables & Apparel 3.6%
Brunswick Corp.	500,000	9,030,000
D.R. Horton Inc.	448,900	5,660,629
Ethan Allen Interiors Inc.	159,000	3,769,890
Hooker Furniture Corp.	510,700	5,857,729
[a]La-Z-Boy Inc.	1,089,000	12,959,100
M.D.C. Holdings Inc.	213,800	3,769,294
[a]M/I Homes Inc.	435,900	4,184,640
[a]Maidenform Brands Inc.	20,600	376,980

		45,608,262

Consumer Services 2.2%
Hillenbrand Inc.	539,000	12,030,480
Regis Corp.	992,000	16,417,600

		28,448,080

FSV-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Electrical Equipment 3.7%
Brady Corp., A	453,000	$14,301,210
[a]EnerSys	24,100	625,877
Franklin Electric Co. Inc.	199,232	8,678,546
[a]General Cable Corp.	103,500	2,588,535
[a]Powell Industries Inc.	220,500	6,897,240
Roper Industries Inc.	170,000	14,767,900

		47,859,308

Energy 12.3%
Arch Coal Inc.	111,500	1,617,865
[a]Atwood Oceanics Inc.	405,400	16,130,866
Bristow Group Inc.	503,800	23,875,082
CONSOL Energy Inc.	68,500	2,513,950
Energen Corp.	219,000	10,950,000
[a]Helix Energy Solutions Group Inc.	819,500	12,948,100
[a]Oil States International Inc.	255,200	19,489,624
[b]Overseas Shipholding Group Inc.	371,000	4,055,030
Peabody Energy Corp.	103,200	3,416,952
[a]Rowan Cos. Inc.	638,100	19,353,573
Teekay Corp. (Canada)	226,831	6,063,193
Tidewater Inc.	443,700	21,874,410
[a]Unit Corp.	333,900	15,492,960

		157,781,605

Food & Staples Retailing 0.3%
Casey’s General Stores Inc.	73,000	3,760,230

Food, Beverage & Tobacco 1.1%
Lancaster Colony Corp.	201,500	13,972,010

Health Care Equipment & Services 2.7%
Hill-Rom Holdings Inc.	113,300	3,817,077
STERIS Corp.	382,500	11,406,150
Teleflex Inc.	227,900	13,967,991
West Pharmaceutical Services Inc.	157,500	5,977,125

		35,168,343

Industrial Conglomerates 1.2%
Carlisle Cos. Inc.	353,400	15,655,620

Insurance 11.1%
American National Insurance Co.	3,600	262,908
Arthur J. Gallagher & Co.	168,200	5,624,608
Aspen Insurance Holdings Ltd.	550,100	14,577,650
The Hanover Insurance Group Inc.	372,200	13,008,390
HCC Insurance Holdings Inc.	188,200	5,175,500
Montpelier Re Holdings Ltd.	649,000	11,519,750
Old Republic International Corp.	1,401,500	12,991,905
Protective Life Corp.	1,135,000	25,605,600
RLI Corp.	66,200	4,823,332
StanCorp Financial Group Inc.	401,000	14,736,750
Tower Group Inc.	712,400	14,369,108
Transatlantic Holdings Inc.	129,000	7,060,170
Validus Holdings Ltd. (Bermuda)	422,700	13,315,050

		143,070,721

FSV-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Machinery 14.5%
[a]Astec Industries Inc.	330,200	$10,635,742
Briggs & Stratton Corp.	588,900	9,122,061
CIRCOR International Inc.	122,102	4,311,422
[a]EnPro Industries Inc.	402,000	13,257,960
Gardner Denver Inc.	238,800	18,401,928
Graco Inc.	214,900	8,787,261
Kaydon Corp.	399,000	12,169,500
Kennametal Inc.	397,300	14,509,396
Lincoln Electric Holdings Inc.	419,000	16,391,280
Mueller Industries Inc.	409,000	15,713,780
Nordson Corp.	209,800	8,639,564
Pentair Inc.	214,800	7,150,692
Timken Co.	90,000	3,483,900
Trinity Industries Inc.	764,400	22,977,864
[a]Wabash National Corp.	1,473,000	11,548,320
Watts Water Technologies Inc., A	257,200	8,798,812

		185,899,482

Materials 7.5%
A. Schulman Inc.	459,000	9,721,620
AptarGroup Inc.	140,000	7,303,800
Cabot Corp.	324,100	10,416,574
Commercial Metals Co.	389,000	5,379,870
H.B. Fuller Co.	202,100	4,670,531
Reliance Steel & Aluminum Co.	436,000	21,228,840
RPM International Inc.	753,600	18,500,880
Sensient Technologies Corp.	195,300	7,401,870
Steel Dynamics Inc.	937,100	12,322,865

		96,946,850

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
[a]Mettler-Toledo International Inc.	23,500	3,471,185

Retailing 9.3%
Brown Shoe Co. Inc.	982,000	8,739,800
The Cato Corp., A	460,000	11,132,000
Christopher & Banks Corp.	1,183,304	2,768,931
Fred’s Inc.	510,000	7,435,800
[a]GameStop Corp., A	690,000	16,649,700
Group 1 Automotive Inc.	485,900	25,169,620
J.C. Penney Co. Inc.	273,000	9,595,950
The Men’s Wearhouse Inc.	526,317	17,057,934
[a]Pier 1 Imports Inc.	581,000	8,093,330
[a]Saks Inc.	532,548	5,192,343
[a]Tuesday Morning Corp.	122,800	423,660
[a]West Marine Inc.	610,700	7,102,441

		119,361,509

Semiconductors & Semiconductor Equipment 0.7%
Cohu Inc.	826,500	9,380,775

Technology Hardware & Equipment 2.8%
[a]Benchmark Electronics Inc.	1,271,000	17,120,370
[a]Multi-Fineline Electronix Inc.	274,100	5,632,755
[a]Rofin-Sinar Technologies Inc.	593,800	13,568,330

		36,321,455

FSV-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 0.5%
Applied Industrial Technologies Inc.	178,700	$6,284,879

Transportation 2.2%
[a]Genesee & Wyoming Inc.	260,300	15,768,974
SkyWest Inc.	990,000	12,464,100

		28,233,074

Utilities 1.5%
NV Energy Inc.	903,500	14,772,225
PNM Resources Inc.	253,100	4,614,013

		19,386,238

Total Common Stocks (Cost $1,029,072,428)		1,241,050,045

	Principal Amount
Corporate Bonds (Cost $1,486,165) 0.1%
Machinery 0.1%
Mueller Industries Inc., 6.00%, 11/01/14	$1,494,000	1,494,000

Total Investments before Short Term Investments (Cost $1,030,558,593)		1,242,544,045

	Shares
Short Term Investments 3.8%
Money Market Funds (Cost $44,766,735) 3.5%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	44,766,735	44,766,735

	Principal Amount
[d]Investments from Cash Collateral Received for Loaned Securities 0.3%
[e]Repurchase Agreements 0.3%
BNP Paribas Securities Corp., 0.04%, 1/03/12 (Maturity Value $991,220) Collateralized by [f]U.S. Government Agency Discount Notes, 1/31/12 - 4/16/12; U.S. Government Agency Securities, 0.00% - 10.35%, 1/04/12 - 8/06/38; and U.S. Government Agency Strips, zero cpn., 5/15/22 (valued at $1,011,041)	$991,216	991,216
Deutsche Bank Securities Inc., 0.05%, 1/03/12 (Maturity Value $991,222) Collateralized by [f]U.S. Government Agency Discount Notes, 1/20/12 - 11/08/12; and U.S. Government Agency Securities, 1.125% - 4.00%, 5/18/12 - 11/14/31 (valued at $1,011,042)	991,216	991,216
HSBC Securities (USA) Inc., 0.02%, 1/03/12 (Maturity Value $900,002) Collateralized by U.S. Government Agency Strips, zero cpn., 10/15/12 - 4/15/30 (valued at $918,012)	900,000	900,000
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.02%, 1/03/12 (Maturity Value $900,002) Collateralized by U.S. Treasury Notes, 1.875% - 4.00%, 2/15/15 - 6/30/15 (valued at $918,001)	900,000	900,000
RBC Capital Markets, LLC, 0.01%, 1/03/12 (Maturity Value $391,110) Collateralized by U.S. Government Agency Strips, zero cpn., 8/15/12 - 2/15/39; U.S. Treasury Bonds, 1.75% - 4.25%, 1/15/25 - 11/15/40; and U.S. Treasury Notes, 0.125% - 1.25%, 4/15/16 - 7/15/21 (valued at $398,932)	391,110	391,110

Total Repurchase Agreement (Cost $4,173,542)		4,173,542

Total Investments (Cost $1,079,498,870) 100.5%		1,291,484,322
Other Assets, less Liabilities (0.5)%		(6,658,111)

Net Assets 100.0%		$1,284,826,211

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2011. See Note 1(c).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eSee Note 1(b) regarding repurchase agreements.

fThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FSV-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Franklin Small Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,030,558,593
Cost - Sweep Money Fund (Note 7)	44,766,735
Cost - Repurchase agreements	4,173,542

Total cost of investments	$1,079,498,870

Value - Unaffiliated issuers	$1,242,544,045
Value - Sweep Money Fund (Note 7)	44,766,735
Value - Repurchase agreements	4,173,542

Total value of investments (includes securities loaned in the amount of $4,054,658)	1,291,484,322
Receivables:
Investment securities sold	301,567
Capital shares sold	731,127
Dividends and interest	1,174,623
Other assets	38

Total assets	1,293,691,677

Liabilities:
Payables:
Investment securities purchased	361,079
Capital shares redeemed	2,733,406
Affiliates	1,200,982
Payable upon return of securities loaned	4,173,542
Accrued expenses and other liabilities	396,457

Total liabilities	8,865,466

Net assets, at value	$1,284,826,211

Net assets consist of:
Paid-in capital	$1,081,272,857
Undistributed net investment income	10,429,999
Net unrealized appreciation (depreciation)	211,985,452
Accumulated net realized gain (loss)	(18,862,097)

Net assets, at value	$1,284,826,211

The accompanying notes are an integral part of these financial statements.

FSV-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2011

Franklin Small Cap Value Securities Fund
Class 1:
Net assets, at value	$39,374,050

Shares outstanding	2,488,264

Net asset value and maximum offering price per share	$15.82

Class 2:
Net assets, at value	$1,211,168,286

Shares outstanding	77,994,232

Net asset value and maximum offering price per share	$15.53

Class 4:
Net assets, at value	$34,283,875

Shares outstanding	2,182,099

Net asset value and maximum offering price per share	$15.71

The accompanying notes are an integral part of these financial statements.

FSV-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Franklin Small Cap Value Securities Fund
Investment income:
Dividends	$22,243,531
Interest	92,071
Income from securities loaned	293,121

Total investment income	22,628,723

Expenses:
Management fees (Note 3a)	6,768,569
Administrative fees (Note 3b)	1,577,484
Distribution fees: (Note 3c)
Class 2	3,176,062
Class 4	121,538
Unaffiliated transfer agent fees	6,246
Custodian fees (Note 4)	18,459
Reports to shareholders	447,878
Professional fees	47,916
Trustees’ fees and expenses	5,120
Other	34,613

Total expenses	12,203,885

Net investment income	10,424,838

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	79,690,343
Net change in unrealized appreciation (depreciation) on investments	(139,845,262)

Net realized and unrealized gain (loss)	(60,154,919)

Net increase (decrease) in net assets resulting from operations	$(49,730,081)

The accompanying notes are an integral part of these financial statements.

FSV-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small Cap Value Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income	$10,424,838	$9,370,933
Net realized gain (loss) from investments	79,690,343	(9,121,196)
Net change in unrealized appreciation (depreciation) on investments	(139,845,262)	315,120,022

Net increase (decrease) in net assets resulting from operations	(49,730,081)	315,369,759

Distributions to shareholders from:
Net investment income:
Class 1	(392,860)	(391,013)
Class 2	(8,773,166)	(9,354,014)
Class 4	(201,936)	(225,374)

Total distributions to shareholders	(9,367,962)	(9,970,401)

Capital share transactions: (Note 2)
Class 1	(5,885,116)	(5,400,815)
Class 2	(95,600,673)	(34,566,603)
Class 4	(3,256,590)	2,352,541

Total capital share transactions	(104,742,379)	(37,614,877)

Net increase (decrease) in net assets	(163,840,422)	267,784,481
Net assets:
Beginning of year	1,448,666,633	1,180,882,152

End of year	$1,284,826,211	$1,448,666,633

Undistributed net investment income included in net assets:
End of year	$10,429,999	$9,373,123

The accompanying notes are an integral part of these financial statements.

FSV-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Small Cap Value Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Repurchase Agreements

The Fund enters into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Fund at year end had been entered into on December 30, 2011.

FSV-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Securities Lending

The Fund participates in a principal based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in repurchase agreements managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the Fund.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FSV-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	385,043	$6,445,781	487,990	$7,004,812
Shares issued in reinvestment of distributions	24,646	392,860	28,110	391,013
Shares redeemed	(778,610)	(12,723,757)	(923,527)	(12,796,640)

Net increase (decrease)	(368,921)	$(5,885,116)	(407,427)	$(5,400,815)

Class 2 Shares:
Shares sold	12,352,861	$192,000,345	16,505,195	$234,092,954
Shares issued in reinvestment of distributions	559,870	8,773,166	684,273	9,354,014
Shares redeemed	(18,752,469)	(296,374,184)	(20,285,779)	(278,013,571)

Net increase (decrease)	(5,839,738)	$(95,600,673)	(3,096,311)	$(34,566,603)

Class 4 Shares:
Shares sold	385,949	$6,104,316	706,330	$9,842,641
Shares issued on reinvestment of distributions	12,732	201,936	16,284	225,374
Shares redeemed	(593,170)	(9,562,842)	(558,980)	(7,715,474)

Net increase (decrease)	(194,489)	$(3,256,590)	163,634	$2,352,541

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FSV-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At December 31, 2011, the Fund had capital loss carryforwards of $18,771,926 expiring in 2018. During the year ended December 31, 2011, the Fund utilized $79,676,612 of capital loss carryforwards.

FSV-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from ordinary income	$9,367,962	$9,970,401

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,079,574,466

Unrealized appreciation	$340,204,720
Unrealized depreciation	(128,294,864)

Net unrealized appreciation (depreciation)	$211,909,856

Distributable earnings – undistributed ordinary income	$10,415,425

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2011, aggregated $190,022,010 and $271,242,069, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

FSV-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments[a]	$1,241,050,045	$—	$—	$1,241,050,045
Corporate Bonds	—	1,494,000	—	1,494,000
Short Term Investments	44,766,735	4,173,542	—	48,940,277

Total Investments in Securities	$1,285,816,780	$5,667,542	$—	$1,291,484,322

aFor detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FSV-24

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Value Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

FSV-25

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Small Cap Value Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2011.

FSV-26

FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

This annual report for Franklin Small-Mid Cap Growth Securities Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	5-Year	10-Year
Average Annual Total Return	-4.91%	+2.18%	+3.43%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +3.33%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/02–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Russell Midcap® Growth Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Small-Mid Cap Growth Securities Fund Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSC-1

Fund Goal and Main Investments: Franklin Small-Mid Cap Growth Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small-capitalization (small cap) and mid-capitalization (midcap) companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and midcap companies are companies within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its narrow benchmark, the Russell Midcap® Growth Index, which had a total return of -1.65%, and its broad benchmark, the S&P 500, which posted a +2.11% total return, for the same period.2

Economic and Market Overview

The U.S. economy improved steadily but modestly in 2011 despite geopolitical, employment and housing pressures. The U.S. manufacturing sector helped power the domestic economy and led global manufacturing output heading into 2012. Although manufacturing growth slowed in the second half of the year as high commodity prices reduced purchasing power and demand ebbed, the trend began to reverse near year-end. U.S. gross domestic product (GDP) growth advanced each quarter, and the nation’s unemployment rate fell from 9.4% to 8.5%.3

The U.S. financial system and household balance sheets continued to improve, but the country still faced persistently high unemployment, a prolonged housing market slump and massive national debt. The U.S. Federal Reserve Board (Fed) cut the country’s growth forecast partly due to the heightened potential for recession in Europe and cooling GDP trends across much of Asia. Inflation rose for much of the world but stayed relatively contained in the U.S., even slowing toward year-end amid declining energy and food prices. The Fed sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase Treasuries with proceeds from maturing debt in an effort to support economic growth.

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: All investments involve risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. Smaller or relatively new or unseasoned companies can also be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may have significant investments in particular sectors from time to time, such as technology, which has been among the most volatile sectors in the market and involves special risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FSC-2

Although U.S. stock markets rallied in the spring, worrisome global events and slowing global growth dampened investor sentiment and market volatility surged. Risk-averse investors sought perceived safe havens and seemed to ignore that many U.S. companies generated record profits. Despite large swings, U.S. stocks as measured by the S&P 500 gained 2.11% in 2011.2 The Dow Jones Industrial Average rose 8.38%, reflecting investors’ general preference for large, established U.S. companies.2 Notably, the U.S. was a global market leader in 2011 as the country continued to be a relative haven. During the year, sector performance varied widely. Noncyclical, income-producing sectors such as utilities, consumer staples and health care led the market, while economically sensitive sectors such as materials and industrials lagged. Financials in the S&P 500 experienced the worst sector decline, as U.S. bank stocks generally tracked their European peers. Against this backdrop, growth stocks fared better than their value counterparts; large-capitalization stocks advanced slightly as a group, with modestly negative results for most small- and mid-sized company stocks, as measured by Russell capitalization-based indexes.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

FSC-3

Manager’s Discussion

During the year under review, stock selection in the health care sector was a major detractor from the Fund’s performance relative to the benchmark Russell Midcap® Growth Index. Our position in underperforming hospital operator Community Health Systems and underweighted position in outperforming surgical systems designer and manufacturer Intuitive Surgical hurt relative returns.4 Key individual detractors included coal producer Alpha Natural Resources4 in the energy sector, machinery products and equipment manufacturer Terex4, 5 in the industrials sector, and asset management and financial advisory firm Lazard in the financials sector.

Stock selection in the information technology sector was a key contributor to the Fund’s relative performance. Our positions in voice and language solutions provider Nuance Communications and semiconductor company NetLogic Microsystems4, 5 boosted relative results. Other individual contributors included oil and gas company SM Energy in the energy sector, beverages company Hansen Natural in the consumer staples sector, and restaurant operator and franchisor Buffalo Wild Wings5 in the consumer discretionary sector.

Thank you for your participation in Franklin Small-Mid Cap Growth Securities Fund. We look forward to serving your future investment needs.

4. No longer held by period-end.

5. This holding is not an index component.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small-Mid Cap Growth Securities Fund

12/31/11

Company Sector/Industry	% of Total Net Assets
Nuance Communications Inc.	2.3%
Information Technology
Celanese Corp., A	2.1%
Materials
Rockwell Automation Inc.	2.0%
Industrials
AMETEK Inc.	1.9%
Industrials
Whiting Petroleum Corp.	1.8%
Energy
QEP Resources Inc.	1.7%
Energy
Trimble Navigation Ltd.	1.6%
Information Technology
Gardner Denver Inc.	1.6%
Industrials
SM Energy Co.	1.6%
Energy
BorgWarner Inc.	1.5%
Consumer Discretionary

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSC-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small-Mid Cap Growth Securities Fund Class 4

FSC-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$882.60	$5.50
Hypothetical (5% return before expenses)	$1,000	$1,019.36	$5.90

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.16%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSC-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.21	$17.36	$12.06		$23.39	$22.51

Income from investment operations[a]:
Net investment income (loss)[b]	(0.05)	(0.01)	(0.10)[c]		0.01	(0.02)
Net realized and unrealized gains (losses)	(0.97)	4.86	5.40		(8.98)	2.65

Total from investment operations	(1.02)	4.85	5.30		(8.97)	2.63

Less distributions from net realized gains	—	—	—		(2.36)	(1.75)

Net asset value, end of year	$21.19	$22.21	$17.36		$12.06	$23.39

Total return[d]	(4.59)%	27.94%	43.95%		(42.34)%	11.51%
Ratios to average net assets
Expenses	0.79%	0.79%	0.80%	[e]	0.76% [e]	0.74% [e]
Net investment income (loss)	(0.21)%	(0.07)%	(0.72)%	[c]	0.06%	(0.10)%

Supplemental data
Net assets, end of year (000’s)	$76,384	$89,826	$79,670		$63,531	$127,602
Portfolio turnover rate	45.00%	46.69%	63.93%		60.12%	66.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.22)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSC-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2011	2010	2009		2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.54	$16.87	$11.75		$22.91	$22.13

Income from investment operations[a]:
Net investment income (loss)[b]	(0.10)	(0.06)	(0.13)[c]		(0.03)	(0.08)
Net realized and unrealized gains (losses)	(0.95)	4.73	5.25		(8.77)	2.61

Total from investment operations	(1.05)	4.67	5.12		(8.80)	2.53

Less distributions from net realized gains	—	—	—		(2.36)	(1.75)

Net asset value, end of year	$20.49	$21.54	$16.87		$11.75	$22.91

Total return[d]	(4.87)%	27.68%	43.57%		(42.49)%	11.24%
Ratios to average net assets
Expenses	1.04%	1.04%	1.05%	[e]	1.01% [e]	0.99% [e]
Net investment income (loss)	(0.46)%	(0.32)%	(0.97)%	[c]	(0.19)%	(0.35)%

Supplemental data
Net assets, end of year (000’s)	$717,086	$939,481	$813,480		$614,053	$1,217,177
Portfolio turnover rate	45.00%	46.69%	63.93%		60.12%	66.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.47)%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSC-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 4	2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.98	$17.24	$12.02		$20.60

Income from investment operations[b]:
Net investment income (loss)[c]	(0.12)	(0.07)	(0.15)[d]		0.02
Net realized and unrealized gains (losses)	(0.96)	4.81	5.37		(6.24)

Total from investment operations	(1.08)	4.74	5.22		(6.22)

Less distributions from net realized gains	—	—	—		(2.36)

Net asset value, end of year	$20.90	$21.98	$17.24		$12.02

Total return[e]	(4.91)%	27.49%	43.43%		(34.74)%
Ratios to average net assets[f]
Expenses	1.14%	1.14%	1.15%	[g]	1.11% [g]
Net investment income (loss)	(0.56)%	(0.42)%	(1.07)%	[d]	(0.29)%

Supplemental data
Net assets, end of year (000’s)	$12,664	$15,413	$11,029		$3,538
Portfolio turnover rate	45.00%	46.69%	63.93%		60.12%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.57)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSC-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks 98.5%
Consumer Discretionary 20.8%
Abercrombie & Fitch Co., A	125,000	$6,105,000
[a,b]Blue Nile Inc.	73,500	3,004,680
[a]BorgWarner Inc.	192,000	12,238,080
[a]Buffalo Wild Wings Inc.	139,300	9,404,143
[a]Chipotle Mexican Grill Inc.	23,000	7,768,020
Dick’s Sporting Goods Inc.	259,300	9,562,984
[a]Discovery Communications Inc., A	142,700	5,846,419
[a]Discovery Communications Inc., C	62,400	2,352,480
[a]Dollar General Corp.	250,000	10,285,000
Guess? Inc.	240,100	7,159,782
[a]Iconix Brand Group Inc.	168,100	2,738,349
International Game Technology	360,200	6,195,440
Jarden Corp.	312,200	9,328,536
Nordstrom Inc.	85,000	4,225,350
[a]Peet’s Coffee & Tea Inc.	132,000	8,273,760
Ralph Lauren Corp.	55,000	7,594,400
Starwood Hotels & Resorts Worldwide Inc.	96,100	4,609,917
[a]Tenneco Inc.	201,600	6,003,648
Tractor Supply Co.	124,000	8,698,600
[a]Ulta Salon Cosmetics & Fragrance Inc.	75,000	4,869,000
[a]Under Armour Inc., A	96,100	6,899,019
[a]Urban Outfitters Inc.	297,700	8,204,612
Wolverine World Wide Inc.	300,000	10,692,000
Wynn Resorts Ltd.	48,000	5,303,520

		167,362,739

Consumer Staples 4.7%
[a]Boston Beer Inc., A	70,000	7,599,200
[a]Hansen Natural Corp.	90,000	8,292,600
Mead Johnson Nutrition Co., A.	110,400	7,587,792
[a]TreeHouse Foods Inc.	129,600	8,473,248
Whole Foods Market Inc.	90,000	6,262,200

		38,215,040

Energy 8.5%
[a]Cameron International Corp.	153,700	7,560,503
[a]FMC Technologies Inc.	120,000	6,267,600
[a]Oil States International Inc.	72,000	5,498,640
QEP Resources Inc.	475,000	13,917,500
SM Energy Co.	176,500	12,902,150
[a]Superior Energy Services Inc.	268,389	7,632,983
[a]Whiting Petroleum Corp.	310,000	14,473,900

		68,253,276

Financials 3.6%
[a]Affiliated Managers Group Inc.	96,100	9,220,795
Hancock Holding Co.	156,000	4,987,320
[a]IntercontinentalExchange Inc.	42,800	5,159,540
Lazard Ltd., A	81,823	2,136,399
[a]Signature Bank	125,000	7,498,750

		29,002,804

Health Care 12.9%
[a]Agilent Technologies Inc.	150,000	5,239,500

FSC-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Health Care (continued)
[a]Alexion Pharmaceuticals Inc.	60,000	$4,290,000
[a]Allscripts Healthcare Solutions Inc.	275,600	5,219,864
[a]ArQule Inc.	383,800	2,164,632
C. R. Bard Inc.	55,000	4,702,500
[a]CareFusion Corp.	240,000	6,098,400
[a]Cerner Corp.	144,000	8,820,000
[a]Coventry Health Care Inc.	162,400	4,932,088
[a]DaVita Inc.	111,700	8,467,977
[a]DexCom Inc.	175,000	1,629,250
[a]Edwards Lifesciences Corp.	70,000	4,949,000
[a]HeartWare International Inc.	36,500	2,518,500
[a]Hologic Inc.	250,000	4,377,500
[a]Human Genome Sciences Inc.	216,100	1,596,979
[a]Illumina Inc.	65,000	1,981,200
[a]InterMune Inc.	225,000	2,835,000
[a]Mettler-Toledo International Inc.	80,000	11,816,800
[a]Stereotaxis Inc.	631,400	520,021
[a]Thoratec Corp.	72,000	2,416,320
[a]Varian Medical Systems Inc.	115,000	7,719,950
[a]Waters Corp.	130,000	9,626,500
[a]Watson Pharmaceuticals Inc.	37,100	2,238,614

		104,160,595

Industrials 14.8%
[a]Allegiant Travel Co.	86,500	4,613,910
AMETEK Inc.	360,200	15,164,420
Cummins Inc.	115,300	10,148,706
Expeditors International of Washington Inc.	84,900	3,477,504
Fastenal Co.	192,000	8,373,120
Fluor Corp.	90,300	4,537,575
Gardner Denver Inc.	168,100	12,953,786
[a]Hexcel Corp.	115,000	2,784,150
J.B. Hunt Transport Services Inc.	124,300	5,602,201
Joy Global Inc.	80,000	5,997,600
[a]Kansas City Southern	72,000	4,896,720
Pall Corp.	52,500	3,000,375
Robert Half International Inc.	192,000	5,464,320
Rockwell Automation Inc.	220,000	16,141,400
Roper Industries Inc.	72,000	6,254,640
[a]Sensata Technologies Holding NV	362,900	9,537,012

		118,947,439

Information Technology 26.8%
[a]Acme Packet Inc.	100,000	3,091,000
[a]Alliance Data Systems Corp.	59,400	6,168,096
[a]ANSYS Inc.	165,000	9,451,200
[a]Aruba Networks Inc.	240,100	4,446,652
Avago Technologies Ltd. (Singapore)	216,100	6,236,646
[a]Bottomline Technologies Inc.	145,000	3,359,650
[a]Check Point Software Technologies Ltd. (Israel)	75,000	3,940,500
[a]CommVault Systems Inc.	110,000	4,699,200
[a]F5 Networks Inc.	100,000	10,612,000
FactSet Research Systems Inc.	110,000	9,600,800
[a]Fortinet Inc.	275,000	5,997,750

FSC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Information Technology (continued)
[a]Freescale Semiconductor Holdings I Ltd.	317,047	$4,010,644
Global Payments Inc.	120,000	5,685,600
[a,b]Higher One Holdings Inc.	228,634	4,216,011
[a]Hittite Microwave Corp.	165,800	8,187,204
[a]Informatica Corp.	150,000	5,539,500
[a]Lam Research Corp.	100,800	3,731,616
[a]NetApp Inc.	140,000	5,077,800
[a]Nuance Communications Inc.	734,800	18,487,568
[a]NXP Semiconductors NV (Netherlands)	480,300	7,382,211
[a]Polycom Inc.	400,000	6,520,000
[a]Red Hat Inc.	264,200	10,908,818
[a]Shoretel Inc.	288,100	1,838,078
[a]Silicon Laboratories Inc.	222,700	9,669,634
[a]SMART Technologies Inc., A (Canada)	480,400	1,772,676
[a]Taleo Corp., A	120,000	4,642,800
[a]Teradata Corp.	110,000	5,336,100
[a]Trimble Navigation Ltd.	300,000	13,020,000
[a]VeriFone Systems Inc.	135,000	4,795,200
[a]ViaSat Inc.	163,300	7,531,396
Western Union Co.	399,018	7,286,069
Xilinx Inc.	264,200	8,470,252
[a]Zynga Inc.	507,300	4,773,693

		216,486,364

Materials 4.7%
Celanese Corp., A	384,200	17,008,534
CF Industries Holdings Inc.	45,000	6,524,100
Ecolab Inc.	105,700	6,110,517
The Scotts Miracle-Gro Co., A	100,000	4,669,000
The Sherwin-Williams Co.	40,000	3,570,800

		37,882,951

Telecommunication Services 1.0%
[a]SBA Communications Corp.	192,000	8,248,320

Utilities 0.7%
[a]Calpine Corp.	336,200	5,490,146

Total Common Stocks (Cost $617,390,948)		794,049,674

Short Term Investments 2.8%
Money Market Funds (Cost $17,966,000) 2.2%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	17,966,000	17,966,000

[d]Investments from Cash Collateral Received for Loaned Securities (Cost $4,309,600) 0.6%
Money Market Funds 0.6%
[e]BNY Mellon Overnight Government Fund, 0.039%	4,309,600	4,309,600

Total Investments (Cost $639,666,548) 101.3%		816,325,274
Other Assets, less Liabilities (1.3)%		(10,190,926)

Net Assets 100.0%		$806,134,348

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2011. See Note 1(c).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FSC-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Franklin Small-Mid Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$621,700,548
Cost - Sweep Money Fund (Note 7)	17,966,000

Total cost of investments	$639,666,548

Value - Unaffiliated issuers	$798,359,274
Value - Sweep Money Fund (Note 7)	17,966,000

Total value of investments (includes securities loaned in the amount of $4,250,280)	816,325,274
Receivables:
Investment securities sold	192,549
Capital shares sold	150,562
Dividends and interest	237,704
Other assets	104,533

Total assets	817,010,622

Liabilities:
Payables:
Investment securities purchased	2,387,429
Capital shares redeemed	2,947,368
Affiliates	834,906
Payable upon return of securities loaned	4,309,600
Accrued expenses and other liabilities	396,971

Total liabilities	10,876,274

Net assets, at value	$806,134,348

Net assets consist of:
Paid-in capital	$573,077,039
Net unrealized appreciation (depreciation)	176,658,726
Accumulated net realized gain (loss)	56,398,583

Net assets, at value	$806,134,348

The accompanying notes are an integral part of these financial statements.

FSC-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2011

Franklin Small-Mid Cap Growth Securities Fund
Class 1:
Net assets, at value	$76,384,111

Shares outstanding	3,604,080

Net asset value and maximum offering price per share	$21.19

Class 2:
Net assets, at value	$717,086,390

Shares outstanding	34,990,521

Net asset value and maximum offering price per share	$20.49

Class 4:
Net assets, at value	$12,663,847

Shares outstanding	606,062

Net asset value and maximum offering price per share	$20.90

The accompanying notes are an integral part of these financial statements.

FSC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Franklin Small-Mid Cap Growth Securities Fund
Investment income:
Dividends	$5,069,403
Income from securities loaned	502,338

Total investment income	5,571,741

Expenses:
Management fees (Note 3a)	4,743,790
Administrative fees (Note 3b)	2,391,708
Distribution fees: (Note 3c)
Class 2	2,137,962
Class 4	55,063
Unaffiliated transfer agent fees	3,579
Custodian fees (Note 4)	18,632
Reports to shareholders	324,675
Professional fees	44,340
Trustees’ fees and expenses	3,726
Other	29,576

Total expenses	9,753,051

Net investment income (loss)	(4,181,310)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	95,464,105
Net change in unrealized appreciation (depreciation) on investments	(133,141,452)

Net realized and unrealized gain (loss)	(37,677,347)

Net increase (decrease) in net assets resulting from operations	$(41,858,657)

The accompanying notes are an integral part of these financial statements.

FSC-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(4,181,310)	$(2,680,101)
Net realized gain (loss) from investments	95,464,105	110,745,622
Net change in unrealized appreciation (depreciation) on investments	(133,141,452)	119,428,953

Net increase (decrease) in net assets resulting from operations	(41,858,657)	227,494,474

Capital share transactions: (Note 2)
Class 1	(9,862,944)	(10,074,842)
Class 2	(184,782,471)	(78,124,046)
Class 4	(2,082,119)	1,246,003

Total capital share transactions	(196,727,534)	(86,952,885)

Net increase (decrease) in net assets	(238,586,191)	140,541,589
Net assets (there is no undistributed net investment income at beginning or end of year):
Beginning of year	1,044,720,539	904,178,950

End of year	$806,134,348	$1,044,720,539

The accompanying notes are an integral part of these financial statements.

FSC-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Small-Mid Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

FSC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund managed by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except

FSC-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	213,179	$4,851,501	293,329	$5,660,759
Shares redeemed	(652,643)	(14,714,445)	(838,792)	(15,735,601)

Net increase (decrease)	(439,464)	$(9,862,944)	(545,463)	$(10,074,842)

Class 2 Shares:
Shares sold	3,213,965	$70,946,756	4,961,508	$92,319,522
Shares redeemed	(11,848,847)	(255,729,227)	(9,551,006)	(170,443,568)

Net increase (decrease)	(8,634,882)	$(184,782,471)	(4,589,498)	$(78,124,046)

FSC-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2011		2010
	Shares	Amount	Shares	Amount
Class 4 Shares:
Shares sold	311,193	$7,039,340	320,420	$6,087,006
Shares redeemed	(406,340)	(9,121,459)	(258,807)	(4,841,003)

Net increase (decrease)	(95,147)	$(2,082,119)	61,613	$1,246,003

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

FSC-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years. During the year ended December 31, 2011, the Fund utilized $38,181,161 of capital loss carryforwards.

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation), and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$642,000,572

Unrealized appreciation	$215,091,056
Unrealized depreciation	$(40,766,354)

Net unrealized appreciation (depreciation)	$174,324,702

Distributable earnings-undistributed long term capital gains	$58,581,083

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2011, aggregated $421,291,348 and $589,508,692, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit

FSC-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

8. CREDIT FACILITY (continued)

Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Securities[a]	$794,049,674	$—	$—	$794,049,674
Short Term Investments	17,966,000	4,309,600	—	22,275,600

Total Investments in Securities	$812,015,674	$4,309,600	$—	$816,325,274

aFor detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and

FSC-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

10. NEW ACCOUNTING PRONOUNCEMENTS (continued)

disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FSC-23

Franklin Templeton Variable Insurance Products Trust

Franklin Small-Mid Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small-Mid Growth Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

FSC-24

FRANKLIN STRATEGIC INCOME SECURITIES FUND

This annual report for Franklin Strategic Income Securities Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	5-Year	10-Year
Average Annual Total Return	+2.46%	+6.09%	+7.52%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +6.19%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/02–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Barclays Capital (BC) U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

***Source: Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Strategic Income Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSI-1

Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. The Fund normally invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the +7.84% total return of its benchmark, the BC U.S. Aggregate Index.1 The Fund underperformed the +2.89% total return of its peers, as measured by the Lipper Multi-Sector Income Funds Classification Average.2

Economic and Market Overview

During the 12 months under review, Federal Reserve Board (Fed) policymakers maintained historically low interest rates while adopting a more restrained view of the economy largely because of the European sovereign debt crisis and signs the U.S. economic expansion lacked momentum. To promote a stronger recovery and help maintain inflation levels the Fed believed consistent with its dual mandate to foster maximum employment and price stability, the Fed undertook a second round of quantitative easing consisting of a $600 billion purchase of longer term U.S. Treasuries, which ended on June 30. Subsequently, the Fed continued to purchase U.S. Treasuries with proceeds from maturing debt in an effort to support economic growth. In September, the Fed announced plans designed to boost the economy by driving down long-term interest rates. The Fed intends to sell $400 billion in short-term securities over the next year and purchase an equal amount of long-term securities. The Fed also anticipated it would keep short-term rates near zero through mid-2013.

The economy grew more slowly than expected, and unemployment remained high. Home foreclosures increased, but federal lawmakers made efforts to strengthen the real estate market by removing some eligibility restrictions and charges associated with refinancing. After showing improvement early in the reporting period, manufacturing activity weakened partly because of global supply-chain disruptions following Japan’s natural disasters. Geopolitical instability in some oil-producing regions drove up oil prices for much of the period.

1. Source: © 2012 Morningstar.

2. Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks. Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Bank loans and loan participations involve credit, interest rate and illiquidity risks. Foreign investing, especially in developing markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Mortgage- and asset-backed securities are subject to prepayment and extension risks. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. The Fund may also use certain derivative instruments, which may be volatile and illiquid, may give rise to leverage and may involve a small investment relative to the risk assumed. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FSI-2

However, investor concerns over weak economic data contributed to a drop in crude oil prices from their 12-month high of $114 per barrel on April 29 to $99 at period-end. Storms and droughts in several states reduced crop yields, pushing up grain prices. As oil and food prices rose, the pace of inflation accelerated during the period. By year-end, various U.S. economic gauges began to show some improvement, leading some economists to express more optimism near year-end about the economy’s prospects.

Outside the U.S., emerging markets led the global recovery while many developed economies had below trend growth rates. Where recoveries were strong, monetary authorities tightened policy, but G-3 (U.S., eurozone and Japan) policymakers sought to maintain historically accommodative monetary policy. Separately, concerns about the solvency of highly indebted eurozone governments resurfaced as policymakers struggled to develop a coordinated plan to address the significant fiscal challenges. As the sovereign debt crisis in Europe played out, investor risk aversion rose and contributed to depreciation of most currencies against those of the largest developed economies. The U.S. dollar, historically seen as a safe-haven asset, appreciated as a result of this trend.

During the 12 months under review, U.S. fixed income markets, as measured by the BC U.S. Aggregate Index, and the global government bond market, as measured by the JPMorgan Global Government Bond Index, posted moderate gains. Overall for the period, however, investors sought the perceived safety of U.S. Treasuries, which performed better than most other fixed income asset classes.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

FSI-3

Manager’s Discussion

During the 12 months under review, developments surrounding the eurozone debt crisis as well as the U.S. debt ceiling debate and the subsequent sovereign ratings downgrade drove financial markets. Although the markets reached what we believe was their “peak of pessimism” toward the end of the third quarter and experienced a moderate rebound during the fourth quarter, overall risk assets experienced pressure during 2011. For equity markets, the Standard & Poor’s® 500 Index was relatively flat in 2011, delivering a 2.11% total return.1 On the other hand, the safe-haven perception of U.S. Treasuries led to lower long-term rates in certain developed markets (the U.S., Germany, Japan and Canada), with the 10-year U.S. Treasury yield falling from 3.30% at the beginning of the year to 1.89% by year-end. Consequently, across global fixed income markets the non-government bond sectors tended to underperform, given their greater sensitivity to this perceived elevation of financial market risk compared to government-issued bonds. Similarly, currencies in many emerging and, to a lesser extent, developed markets weakened relative to the U.S. dollar.

The Fund posted a slightly positive total return in this environment, though lagging the performance of the benchmark BC U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. The Fund’s underweighting in longer duration, U.S. interest rate-sensitive fixed income sectors (Treasuries and agency bonds) weighed on performance compared to the BC U.S. Aggregate Index. Compared to the Lipper Average, the Fund’s higher exposure to below-investment-grade sectors and non-dollar denominated holdings constrained returns.

The notable decline in longer-term U.S. Treasury yields drove healthy returns for the more interest-rate sensitive sectors of the U.S. fixed income market, with the longest maturity bonds generally delivering the highest total returns. Given their shorter effective maturities and potential prepayment risk, agency mortgage-backed securities underperformed longer-dated Treasuries but still posted positive total returns for the year. Although we believe the slack in the U.S. economy is likely to keep inflationary pressures subdued, we did not find compelling value in fixed income U.S. government securities at recent yield levels. Consequently, we maintained a relatively low weighting in these sectors while favoring agency mortgages’ higher current yield relative to Treasuries. Given what we perceived as an increase in risk aversion during the period, the commercial mortgage-backed securities (CMBS) sector

FSI-4

Portfolio Breakdown

Franklin Strategic Income Securities Fund

Based on Total Net Assets

	12/31/11	12/31/10
High Yield Corporate Bonds & Preferred Securities	30.8%	29.6%

International Government & Agency Bonds (non-$US)	25.0%	21.9%

Floating Rate Bank Loans	16.1%	15.7%

Investment Grade Corporate Bonds & Preferred Securities	5.0%	7.1%

Mortgage-Backed Securities	5.0%	6.9%

Municipal Bonds	3.5%	5.8%

International Government & Agency Bonds ($US)	3.1%	3.2%

Commercial Mortgage-Backed Securities	2.4%	3.6%

U.S. Treasury Securities	1.5%	1.3%

Asset-Backed Securities	1.0%	1.9%

Common Stocks	0.5%	0.2%

Convertible Securities	0.2%	0.0%	*

Short-Term Investments & Other Net Assets**	5.9%	2.8%

*Rounds to less than 0.1% of total net assets.

**Includes unrealized gains/losses on forward currency contracts. Does not include short-term foreign government securities.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

experienced downward pricing pressure but rebounded by year-end. Commercial real estate fundamentals remained weak in our view, although asset valuations supported recoveries for many CMBS securities. The municipal bond sector experienced a healthy bounce-back during the period, as investors realized the municipal bond default rate would fall well below the bearish levels expressed in previous headlines. In addition, the longer duration of many of the Fund’s municipal bond holdings allowed these securities to benefit given the decline in long-term interest rates. The Fund built up its municipal bond position early in 2011, but we began reducing exposure to the sector in the latter part of the period following strong performance.

Corporate credit fundamentals remained supportive in 2011, with companies generally reporting year-over-year earnings gains, albeit with a slowdown in growth rates anticipated for the fourth quarter. Investment-grade, non-financial balance sheets generally remained in solid condition, in our view, with high liquidity levels and relatively low interest burdens, while below-investment-grade default rates remained near cycle lows. With headline news keeping market volatility high in our view, many senior management teams kept fairly defensive

FSI-5

postures toward spending, supporting our outlook for credit fundamentals. However, eurozone crisis concerns combined with U.S. deficit issues led corporate credit sectors overall to underperform Treasuries. Volatile stock markets along with worry of impaired access to debt capital markets contributed to widening yield spreads across the investment-grade, high yield and floating rate bank loan sectors. The Fund sought to take advantage of this volatility and increased high yield exposure, as valuations materially fell in the late summer despite a still supportive fundamental backdrop. Our exposure to bank loans and high yield corporate bonds included some positions in derivative instruments.

Similarly, the flight to quality across financial markets led many non-dollar currencies, particularly in certain developing markets, to depreciate relative to the U.S. dollar in 2011. This weakness detracted from performance of the Fund’s holdings in foreign currency government bonds and other non-dollar denominated securities. In particular, the Fund’s non-dollar denominated holdings in Poland, Brazil, Mexico and Hungary experienced currency weakness, as did Fund bond holdings in India and other parts of Asia. The Fund’s short position in the Japanese yen also weighed on performance, given the yen’s perceived safe-haven status at times during the period. However, we believe the relatively stronger economic outlook for the countries and currencies of Fund holdings should support longer term performance for those currencies relative to the U.S. dollar, euro and yen. Conversely, we maintained only a modest weighting in U.S. dollar-denominated emerging market sovereign bonds, as we believe valuations remained somewhat rich relative to longer term averages.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-6

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Strategic Income Securities Fund – Class 4

FSI-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$983.40	$4.85
Hypothetical (5% return before expenses)	$1,000	$1,020.32	$4.94

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.97%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 1	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.99	$12.28	$10.58	$12.78	$12.73

Income from investment operations[a]:
Net investment income[b]	0.69	0.72	0.70	0.69	0.73
Net realized and unrealized gains (losses)	(0.32)	0.61	1.95	(1.99)	0.04

Total from investment operations	0.37	1.33	2.65	(1.30)	0.77

Less distributions from:
Net investment income and net foreign currency gains	(0.81)	(0.62)	(0.95)	(0.87)	(0.68)
Net realized gains	—	—	—	(0.03)	(0.04)

Total distributions	(0.81)	(0.62)	(0.95)	(0.90)	(0.72)

Net asset value, end of year	$12.55	$12.99	$12.28	$10.58	$12.78

Total return[c]	2.78%	11.21%	26.11%	(11.03)%	6.20%
Ratios to average net assets
Expenses[d]	0.60%	0.59%	0.58%	0.61%	0.62%
Net investment income	5.36%	5.71%	6.13%	5.83%	5.72%

Supplemental data
Net assets, end of year (000’s)	$1,043,690	$1,195,149	$1,173,313	$903,358	$1,086,850
Portfolio turnover rate	55.65%	56.46%	56.19%	47.68%	46.88%
Portfolio turnover rate excluding mortgage dollar rolls[e]	55.65%	56.46%	56.19%	47.68%	46.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(f) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 2	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.72	$12.05	$10.41	$12.60	$12.56

Income from investment operations[a]:
Net investment income[b]	0.64	0.68	0.66	0.65	0.69
Net realized and unrealized gains (losses)	(0.30)	0.59	1.91	(1.96)	0.05

Total from investment operations	0.34	1.27	2.57	(1.31)	0.74

Less distributions from:
Net investment income and net foreign currency gains	(0.79)	(0.60)	(0.93)	(0.85)	(0.66)
Net realized gains	—	—	—	(0.03)	(0.04)

Total distributions	(0.79)	(0.60)	(0.93)	(0.88)	(0.70)

Net asset value, end of year	$12.27	$12.72	$12.05	$10.41	$12.60

Total return[c]	2.57%	10.91%	25.75%	(11.24)%	5.91%
Ratios to average net assets
Expenses[d]	0.85%	0.84%	0.83%	0.86%	0.87%
Net investment income	5.11%	5.46%	5.88%	5.58%	5.47%

Supplemental data
Net assets, end of year (000’s)	$123,749	$101,347	$68,240	$33,155	$24,613
Portfolio turnover rate	55.65%	56.46%	56.19%	47.68%	46.88%
Portfolio turnover rate excluding mortgage dollar rolls[e]	55.65%	56.46%	56.19%	47.68%	46.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(f) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 4	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.88	$12.20	$10.54	$12.84

Income from investment operations[b]:
Net investment income[c]	0.64	0.67	0.66	0.53
Net realized and unrealized gains (losses)	(0.31)	0.60	1.94	(1.93)

Total from investment operations	0.33	1.27	2.60	(1.40)

Less distributions from:
Net investment income and net foreign currency gains	(0.77)	(0.59)	(0.94)	(0.87)
Net realized gains	—	—	—	(0.03)

Total distributions	(0.77)	(0.59)	(0.94)	(0.90)

Net asset value, end of year	$12.44	$12.88	$12.20	$10.54

Total return[d]	2.46%	10.88%	25.52%	(11.69)%
Ratios to average net assets[e]
Expenses[f]	0.95%	0.94%	0.93%	0.96%
Net investment income	5.01%	5.36%	5.78%	5.48%

Supplemental data
Net assets, end of year (000’s)	$188,786	$188,178	$162,074	$59,766
Portfolio turnover rate	55.65%	56.46%	56.19%	47.68%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Franklin Strategic Income Securities Fund	Country	Shares	Value
Common Stocks 0.5%
Consumer Durables & Apparel 0.0%†
[a,b,c]Comfort Co. Inc.	United States	13,427	$343,060

Consumer Services 0.1%
[a,d,e]Turtle Bay Resort	United States	1,901,449	1,948,985

Media 0.4%
[a],dDex One Corp.	United States	40,000	66,400
[a]MGM Holdings Inc., A	United States	240,995	5,040,820

			5,107,220

Total Common Stocks (Cost $10,679,525)			7,399,265

Preferred Stocks (Cost $865,000) 0.1%
Diversified Financials 0.1%
GMAC Capital Trust I, 8.125%, pfd.	United States	34,600	669,164

		Principal Amount*
Convertible Bonds 0.2%
Materials 0.2%
[f]Cemex SAB de CV, cvt., sub. note, 144A,
3.25%, 3/15/16	Mexico	2,000,000	1,312,500
3.75%, 3/15/18	Mexico	2,000,000	1,307,500

Total Convertible Bonds (Cost $3,994,611)			2,620,000

Corporate Bonds 36.2%
Automobiles & Components 1.1%
Exide Technologies, senior secured note, 8.625%, 2/01/18	United States	1,200,000	930,000
Ford Motor Credit Co. LLC, senior note,
7.00%, 4/15/15	United States	2,000,000	2,155,000
6.625%, 8/15/17	United States	1,000,000	1,090,098
5.00%, 5/15/18	United States	1,000,000	1,004,822
8.125%, 1/15/20	United States	1,200,000	1,416,553
5.75%, 2/01/21	United States	1,000,000	1,044,263
5.875%, 8/02/21	United States	1,000,000	1,043,735
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	3,500,000	3,832,500
[f]TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	2,500,000	2,687,500

			15,204,471

Banks 1.0%
[f]Banco do Brasil SA, sub. note, 144A, 5.875%, 1/26/22	Brazil	3,000,000	3,024,435
HSBC USA Inc., sub. note, 5.00%, 9/27/20	United States	4,000,000	3,785,268
Regions Bank, sub. note, 7.50%, 5/15/18	United States	1,000,000	997,500
Regions Financial Corp., senior note,
7.75%, 11/10/14	United States	2,500,000	2,537,500
5.75%, 6/15/15	United States	300,000	289,500
UBS AG Stamford, senior note, 5.875%, 12/20/17	United States	2,400,000	2,502,276

			13,136,479

Capital Goods 1.4%
[f]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	4,000,000	3,840,000
The Manitowoc Co. Inc., senior note,
9.50%, 2/15/18	United States	2,500,000	2,675,000
8.50%, 11/01/20	United States	1,500,000	1,588,125

FSI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Capital Goods (continued)
Meritor Inc., senior note, 10.625%, 3/15/18	United States	3,000,000		$2,835,000
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	3,500,000		3,727,500
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	4,000,000		3,920,000

				18,585,625

Consumer Durables & Apparel 1.0%
Jarden Corp., senior sub. note, 7.50%,
5/01/17	United States	2,500,000		2,662,500
1/15/20	United States	500,000		535,000
KB Home, senior note, 6.25%, 6/15/15	United States	2,400,000		2,220,000
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	2,500,000		2,225,000
[f]Shea Homes LP/Funding Corp., senior secured note, 144A, 8.625%, 5/15/19	United States	2,000,000		1,875,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	4,000,000		3,680,000

				13,197,500

Consumer Services 2.1%
[f]CityCenter Holdings/Finance, senior secured note, 144A, 7.625%, 1/15/16	United States	300,000		309,000
CKE Restaurants Inc., senior secured note, 11.375%, 7/15/18	United States	2,000,000		2,190,000
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	2,900,000		2,798,500
[f,g]Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	2,500,000		1,563
[f]Gala Group Finance Ltd, senior secured bond, 144A, 8.875%, 9/01/18	United Kingdom	2,500,000	GBP	2,834,778
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	5,500,000		5,864,375
MGM Resorts International, senior note, 6.625%, 7/15/15	United States	4,500,000		4,297,500
Pinnacle Entertainment Inc.,
senior note, 8.625%, 8/01/17	United States	1,500,000		1,593,750
senior sub. note, 7.50%, 6/15/15	United States	1,000,000		995,000
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	2,100,000		2,210,250
[f]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	2,000,000		1,140,000
Starwood Hotels & Resorts Worldwide Inc., senior note,
6.75%, 5/15/18	United States	2,000,000		2,270,000
7.15%, 12/01/19	United States	500,000		574,375
Universal City Development,
senior note, 8.875%, 11/15/15	United States	1,286,000		1,430,675
senior sub. note, 10.875%, 11/15/16	United States	284,000		345,060

				28,854,826

Diversified Financials 4.2%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	2,500,000		2,534,375
Bank of America Corp.,
[h]pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000		4,493,750
senior note, 5.65%, 5/01/18	United States	1,500,000		1,430,619
Capital One Capital VI, pfd., junior sub. bond, 8.875%, 5/15/40	United States	3,000,000		3,124,398
[f]CIT Group Inc.,
secured bond, 144A, 7.00%, 5/02/17	United States	5,500,000		5,500,000
secured note, 144A, 6.625%, 4/01/18	United States	500,000		520,000
Citigroup Inc., senior note, 6.125%, 11/21/17	United States	1,500,000		1,603,221
senior note, 5.375%, 8/09/20	United States	500,000		514,841
sub. note, 5.00%, 9/15/14	United States	3,000,000		2,971,344
General Electric Capital Corp.,
senior note, A, 8.50%, 4/06/18	United States	64,000,000	MXN	4,405,845
sub. note, 5.30%, 2/11/21	United States	1,800,000		1,926,905

FSI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Diversified Financials (continued)
GMAC Inc.,
senior note, 6.875%, 8/28/12	United States	2,000,000	$2,030,000
sub. note, 8.00%, 12/31/18	United States	900,000	888,750
International Lease Finance Corp.,
senior note, 8.25%, 12/15/20	United States	1,400,000	1,417,500
[f]senior secured note, 144A, 6.75%, 9/01/16	United States	4,000,000	4,120,000
JPMorgan Chase & Co.,
6.00%, 1/15/18	United States	1,500,000	1,675,228
senior note, 4.25%, 10/15/20	United States	1,000,000	1,008,489
JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37	United States	3,000,000	3,030,000
[f]KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	3,000,000	3,084,927
Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17	United States	2,500,000	2,424,140
Moody’s Corp., senior note, 5.50%, 9/01/20	United States	2,600,000	2,689,716
Morgan Stanley, senior note,
6.00%, 4/28/15	United States	3,000,000	3,007,899
5.50%, 7/24/20	United States	1,000,000	910,434
5.50%, 7/28/21	United States	800,000	740,778
TransUnion LLC/TransUnion FICO, senior note, 11.375%, 6/15/18	United States	1,000,000	1,147,500

			57,200,659

Energy 6.4%
Alpha Natural Resources Inc., senior note,
6.00%, 6/01/19	United States	1,200,000	1,170,000
6.25%, 6/01/21	United States	1,500,000	1,462,500
Antero Resources Finance Corp., senior note,
9.375%, 12/01/17	United States	2,500,000	2,712,500
[f]144A, 7.25%, 8/01/19	United States	300,000	309,000
[f]Arch Coal Inc., senior note, 144A,
7.00%, 6/15/19	United States	800,000	820,000
7.25%, 6/15/21	United States	2,000,000	2,065,000
[f]Atlas Pipeline Partners LP/Finance Corp., senior note, 144A, 8.75%, 6/15/18	United States	1,800,000	1,890,000
Berry Petroleum Co., senior note, 6.75%, 11/01/20	United States	2,000,000	2,030,000
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	2,000,000	2,170,000
8.25%, 9/01/21	United States	1,000,000	1,017,500
[f]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	4,000,000	3,620,000
Chesapeake Energy Corp., senior note,
7.25%, 12/15/18	United States	300,000	333,000
6.625%, 8/15/20	United States	3,500,000	3,771,250
6.125%, 2/15/21	United States	1,500,000	1,548,750
Compagnie Generale de Geophysique-Veritas, senior note,
9.50%, 5/15/16	France	100,000	108,500
7.75%, 5/15/17	France	2,100,000	2,136,750
6.50%, 6/01/21	France	2,000,000	1,950,000
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	United States	1,500,000	1,650,000
8.25%, 4/01/20	United States	800,000	888,000
[f]144A, 6.375%, 3/01/21	United States	200,000	203,000
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	3,500,000	3,841,250
El Paso Corp.,
senior bond, 6.50%, 9/15/20	United States	2,300,000	2,496,953
senior note, 7.00%, 6/15/17	United States	1,000,000	1,100,402

FSI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Energy (continued)
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	4,000,000		$4,390,000
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	3,500,000		3,815,000
[i]Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%, 1/15/68	United States	2,000,000		2,082,544
[f]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	4,000,000		3,540,000
[f]Gaz Capital SA, senior note, 144A, 5.092%, 11/29/15	Russia	3,000,000		3,043,575
[f]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	3,500,000		3,578,750
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	3,000,000		3,270,000
7.75%, 2/01/21	United States	1,000,000		1,045,000
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	1,500,000		1,552,500
Offshore Group Investment Ltd., senior secured note, 11.50%, 8/01/15	United States	2,100,000		2,281,125
Peabody Energy Corp., senior note,
6.50%, 9/15/20	United States	2,500,000		2,637,500
[f]144A, 6.00%, 11/15/18	United States	700,000		717,500
Petrohawk Energy Corp., senior note,
10.50%, 8/01/14	United States	1,500,000		1,676,250
7.25%, 8/15/18	United States	600,000		678,000
6.25%, 6/01/19	United States	500,000		552,500
[f]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	2,100,000		1,144,500
Plains Exploration & Production Co., senior note, 7.625%, 6/01/18	United States	3,200,000		3,408,000
Quicksilver Resources Inc., senior note,
8.25%, 8/01/15	United States	3,000,000		3,120,000
9.125%, 8/15/19	United States	300,000		319,500
SandRidge Energy Inc., senior note,
8.75%, 1/15/20	United States	500,000		518,750
[f]144A, 8.00%, 6/01/18	United States	3,000,000		3,045,000
[f]W&T Offshore Inc., senior note, 144A, 8.50%, 6/15/19	United States	1,500,000		1,560,000

				87,270,349

Food & Staples Retailing 0.3%
Rite Aid Corp., senior secured note,
9.75%, 6/12/16	United States	2,000,000		2,200,000
8.00%, 8/15/20	United States	1,500,000		1,665,000

				3,865,000

Food, Beverage & Tobacco 1.6%
[f]Boparan Holdings Ltd., senior note, 144A, 9.75%, 4/30/18	United Kingdom	2,500,000	EUR	2,629,047
[f]Campofrio Food Group SA, senior note, 144A, 8.25%, 10/31/16	Spain	3,000,000	EUR	3,846,226
[f]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	Poland	1,800,000		1,282,500
Dean Foods Co., senior note, 9.75%, 12/15/18	United States	3,400,000		3,638,000
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	4,000,000		3,860,000
JBS USA LLC/Finance Inc., senior note, 11.625%, 5/01/14	United States	1,500,000		1,704,375
Pinnacle Foods Finance LLC, senior note, 9.25%, 4/01/15	United States	2,500,000		2,578,125
[f]Refresco Group BV, senior secured sub. bond, 144A, 7.375%, 5/15/18	Netherlands	2,000,000	EUR	2,459,170

				21,997,443

Health Care Equipment & Services 1.5%
Amerigroup Corp., senior note, 7.50%, 11/15/19	United States	2,000,000		2,070,000
Boston Scientific Corp., senior note, 6.00%, 1/15/20	United States	2,500,000		2,794,450
Community Health Systems Inc., senior note, 8.875%, 7/15/15	United States	2,289,000		2,369,115
DaVita Inc., senior note, 6.375%, 11/01/18	United States	1,000,000		1,026,250
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	United States	2,500,000		2,506,250
[f]Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15	Germany	700,000		788,375

FSI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
HCA Inc.,
senior note, 6.50%, 2/15/16	United States	800,000		$816,000
senior note, 7.50%, 2/15/22	United States	2,000,000		2,050,000
senior secured bond, 7.25%, 9/15/20	United States	300,000		318,000
[f]Health Management Associates Inc., senior note, 144A, 7.375%, 1/15/20	United States	500,000		521,250
[j]United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	3,000,000		3,030,000
Vanguard Health Holding Co. II LLC/Inc., senior note, 8.00%, 2/01/18	United States	2,500,000		2,493,750
Vanguard Health Systems Inc., senior note, zero cpn., 2/01/16	United States	30,000		18,900

				20,802,340

Insurance 0.1%
[i]MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66	United States	2,000,000		1,899,546

Materials 3.3%
ArcelorMittal, senior note, 5.50%, 3/01/21	Luxembourg	4,000,000		3,686,540
Atkore International Inc., senior secured note, 9.875%, 1/01/18	United States	1,000,000		962,500
[f]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	3,000,000		2,412,495
[f]Euramax International Inc., senior secured note, 144A, 9.50%, 4/01/16	United States	2,500,000		1,962,500
[f]FMG Resources August 2006 Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	1,200,000		1,193,250
6.875%, 2/01/18	Australia	3,000,000		2,887,500
Huntsman International LLC, senior sub. note, 8.625%, 3/15/21	United States	2,600,000		2,769,000
[f]Ineos Finance PLC, senior secured note, 144A,
9.00%, 5/15/15	United Kingdom	500,000		510,000
9.25%, 5/15/15	United Kingdom	100,000	EUR	128,136
[f]Ineos Group Holdings Ltd.,
senior note, 144A, 7.875%, 2/15/16	United Kingdom	900,000	EUR	867,828
senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	2,600,000		2,080,000
[f]Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	3,000,000	EUR	3,449,316
[f]Kinove German Bondco GmbH, senior secured bond, 144A, 10.00%, 6/15/18	Germany	2,500,000	EUR	2,895,996
[f]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	3,000,000		3,000,000
[g]NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	3,500,000		2,408,438
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	1,500,000		1,601,250
8.75%, 12/15/20	Canada	1,600,000		1,724,000
[f]Reynolds Group Issuer Inc./LLC/SA,
senior note, 144A, 9.00%, 5/15/18	United States	4,000,000		3,850,000
senior note, 144A, 9.875%, 8/15/19	United States	100,000		97,500
senior note, 144A, 8.25%, 2/15/21	United States	500,000		445,000
senior secured note, 144A, 7.125%, 4/15/19	United States	1,000,000		1,022,500
[f]Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	1,000,000		1,100,000
8.375%, 9/15/21	United States	500,000		555,000
Solo Cup Co., senior sub. note, 8.50%, 2/15/14	United States	1,500,000		1,387,500
[f]Xstrata Canada Financial Corp., senior note, 144A, 4.95%, 11/15/21	Canada	2,000,000		2,046,426

				45,042,675

Media 3.3%
[f]AMC Networks Inc., senior note, 144A, 7.75%, 7/15/21	United States	1,300,000		1,420,250
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	500,000		556,250
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	1,500,000		1,740,000
CCO Holdings LLC/Capital Corp., senior note,
8.125%, 4/30/20	United States	900,000		990,000
6.50%, 4/30/21	United States	2,500,000		2,543,750

FSI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Media (continued)
Clear Channel Communications Inc., senior note, 9.00%, 3/01/21	United States	5,500,000		$4,661,250
CSC Holdings Inc.,
senior deb., 7.625%, 7/15/18	United States	1,500,000		1,657,500
[f]senior note, 144A, 6.75%, 11/15/21	United States	2,000,000		2,115,000
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior note, 4.60%, 2/15/21	United States	2,000,000		2,082,592
DISH DBS Corp., senior note,
7.75%, 5/31/15	United States	1,000,000		1,105,000
7.125%, 2/01/16	United States	4,000,000		4,330,000
6.75%, 6/01/21	United States	500,000		541,250
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	2,000,000		1,920,000
[f]Musketeer GmbH, senior secured note, 144A, 9.50%, 3/15/21	Germany	1,500,000	EUR	1,931,917
[j]Radio One Inc., senior sub. note, PIK, 15.00%, 5/24/16	United States	2,181,355		1,547,329
[f]Seat Pagine Gialle SpA, senior secured note, 144A, 10.50%, 1/31/17	Italy	2,000,000	EUR	1,439,909
Time Warner Inc., 7.625%, 4/15/31	United States	2,500,000		3,231,535
[f]Univision Communications Inc., senior secured note, 144A,
6.875%, 5/15/19	United States	400,000		388,000
7.875%, 11/01/20	United States	2,500,000		2,550,000
[f]UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	Cayman Islands	2,000,000	EUR	2,420,341
WMG Acquisition Corp., senior secured note, 9.50%, 6/15/16	United States	2,500,000		2,725,000
[f]Ziggo Bond Co., senior bond, 144A, 8.00%, 5/15/18	Netherlands	2,500,000	EUR	3,268,108

				45,164,981

Pharmaceuticals, Biotechnology & Life Sciences 1.1%
[f]Capsugel FinanceCo SCA, senior note, 144A, 9.875%, 8/01/19	United States	900,000	EUR	1,186,711
Endo Pharmaceuticals Holdings Inc., senior note, 7.00%, 7/15/19	United States	900,000		963,000
Giant Funding Corp., senior secured note, 8.25%, 2/01/18	Spain	2,100,000		2,215,500
Gilead Sciences Inc., senior note,
4.50%, 4/01/21	United States	2,500,000		2,654,613
4.40%, 12/01/21	United States	1,500,000		1,590,543
[f]inVentiv Health Inc., senior note, 144A, 10.00%, 8/15/18	United States	2,300,000		2,116,000
[f]Mylan Inc., senior note, 144A, 7.875%, 7/15/20	United States	3,500,000		3,880,625

				14,606,992

Real Estate 0.2%
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	2,300,000		2,271,250

Retailing 1.1%
[f]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	2,000,000		1,985,000
[f,i]Edcon Pty. Ltd., senior secured note, 144A, FRN, 4.676%, 6/15/14	South Africa	3,000,000	EUR	2,883,053
[f]Matalan Finance Ltd., senior secured note, 144A, 8.875%, 4/29/16	United Kingdom	2,300,000	GBP	2,398,917
Michaels Stores Inc., senior note, 7.75%, 11/01/18	United States	4,000,000		4,060,000
[f]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	3,000,000		3,232,500

				14,559,470

Semiconductors & Semiconductor Equipment 0.8%
Advanced Micro Devices Inc., senior note,
8.125%, 12/15/17	United States	1,500,000		1,563,750
7.75%, 8/01/20	United States	2,000,000		2,065,000
Freescale Semiconductor Inc.,
senior note, 8.875%, 12/15/14	United States	660,000		679,800
senior note, 10.125%, 12/15/16	United States	100,000		105,750
senior note, 8.05%, 2/01/20	United States	1,600,000		1,512,000

FSI-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Semiconductors & Semiconductor Equipment (continued)
Freescale Semiconductor Inc., (continued)
senior note, 10.75%, 8/01/20	United States	1,382,000		$1,447,645
[f]senior secured note, 144A, 9.25%, 4/15/18	United States	500,000		536,875
[f]NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%, 8/01/18	Netherlands	2,200,000		2,428,250

				10,339,070

Software & Services 0.9%
[f]eAccess Ltd., senior note, 144A,
8.25%, 4/01/18	Japan	1,800,000		1,710,000
8.375%, 4/01/18	Japan	200,000	EUR	224,776
[f]First Data Corp., senior secured bond, 144A, 8.25%, 1/15/21	United States	4,000,000		3,600,000
Sitel LLC/Finance Corp., senior note, 11.50%, 4/01/18	United States	2,500,000		1,856,250
[f]Sterling Merger Inc., senior note, 144A, 11.00%, 10/01/19	United States	700,000		686,000
SunGard Data Systems Inc.,
senior note, 7.625%, 11/15/20	United States	3,000,000		3,097,500
senior sub. note, 10.25%, 8/15/15	United States	800,000		833,000

				12,007,526

Technology Hardware & Equipment 0.5%
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	3,500,000		3,543,750
[f]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	3,000,000		3,015,000

				6,558,750

Telecommunication Services 2.7%
CenturyLink Inc., senior note,
6.00%, 4/01/17	United States	3,000,000		3,045,669
6.45%, 6/15/21	United States	1,000,000		1,003,246
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	4,000,000		3,510,000
Crown Castle International Corp., senior bond, 7.125%, 11/01/19	United States	200,000		217,000
[f]Digicel Group Ltd., senior note, 144A,
8.875%, 1/15/15	Jamaica	2,500,000		2,475,000
8.25%, 9/01/17	Jamaica	300,000		304,500
Frontier Communications Corp., senior note,
8.50%, 4/15/20	United States	3,000,000		3,086,250
8.75%, 4/15/22	United States	1,500,000		1,492,500
[f]Integra Telecom Inc., senior secured note, 144A, 10.75%, 4/15/16	United States	2,700,000		2,214,000
Intelsat Jackson Holdings SA, senior note,
11.25%, 6/15/16	Luxembourg	2,000,000		2,106,250
[f]144A, 7.50%, 4/01/21	Luxembourg	1,500,000		1,520,625
Intelsat Luxembourg SA, senior note, 11.25%, 2/04/17	Luxembourg	700,000		679,000
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	2,500,000		2,546,875
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	4,000,000		3,605,000
[f]144A, 9.00%, 11/15/18	United States	2,000,000		2,105,000
West Corp., senior note, 7.875%, 1/15/19	United States	4,000,000		3,990,000
[f]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	3,500,000		3,117,187
[f,j]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	603,365	EUR	538,679

				37,556,781

FSI-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Transportation 0.4%
[f,g]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	4,000,000		$2,880,000
[f]Ceva Group PLC, senior secured note, 144A,
11.625%, 10/01/16	United Kingdom	300,000		299,250
8.375%, 12/01/17	United Kingdom	500,000		478,750
11.50%, 4/01/18	United Kingdom	2,000,000		1,847,202

				5,505,202

Utilities 1.2%
[f]Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	1,100,000		1,190,750
7.50%, 2/15/21	United States	2,500,000		2,687,500
7.875%, 1/15/23	United States	500,000		540,000
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	2,000,000		2,378,822
[f]Infinis PLC, senior note, 144A, 9.125%, 12/15/14	United Kingdom	600,000	GBP	945,929
[f]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	3,000,000		3,172,500
Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%, 11/01/15	United States	1,000,000		360,000
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note,
[f]144A, 11.50%, 10/01/20	United States	3,000,000		2,561,250
B, 15.00%, 4/01/21	United States	2,130,000		1,182,150

				15,018,901

Total Corporate Bonds (Cost $494,772,525)				490,645,836

[i,k]Senior Floating Rate Interests 16.1%
Automobiles & Components 0.1%
Key Safety Systems Inc., Term Loan B, 2.535% - 2.546%, 3/10/14	United States	1,595,723		1,507,958

Capital Goods 1.1%
[b]Colfax Corp., Term Loan B, 5.75%, 1/01/19	United States	1,122,063		1,123,992
Goodman Global Inc., Initial Term Loan, 5.75%, 10/28/16	United States	2,758,572		2,761,582
RBS Global Inc. (Rexnord), Tranche B-1 Term B Loan, 2.813% - 2.938%, 7/22/13	United States	3,827,036		3,779,198
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	1,913,988		1,885,278
Terex Corp., U.S. Term Loan, 5.50%, 4/28/17	United States	2,127,443		2,138,968
Tomkins LLC and Tomkins Inc., Term B-1 Loan, 4.25%, 9/29/16	United States	1,771,813		1,769,046
TransDigm Inc., Term Loan B, 4.00%, 2/14/17	United States	1,969,515		1,955,975

				15,414,039

Commercial & Professional Services 1.2%
ARAMARK Corp.,
Extended Synthetic L/C, 3.395%, 7/26/16	United States	186,538		182,264
Synthetic L/C, 2.02%, 1/26/14	United States	91,726		90,006
Term Loan B, 2.454%, 1/26/14	United States	1,138,629		1,117,281
Term Loan B Extended, 3.829%, 7/26/16	United States	2,834,838		2,769,875
Brock Holdings III Inc., Second Lien Term Loan, 10.00%, 3/16/18	United States	2,047,000		1,885,799
EnviroSolutions Real Property Holdings Inc., Second Lien Term Loan, 8.00%, 7/29/14	United States	628,673		619,242
Interactive Data Corp., Term B Loans, 4.50%, 2/11/18	United States	4,471,711		4,434,448
KAR Auction Services Inc. (Adesa), Term Loan, 5.00%, 5/19/17	United States	5,340,985		5,280,899

				16,379,814

FSI-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
[i,k]Senior Floating Rate Interests (continued)
Consumer Durables & Apparel 0.7%
[b,c,j]Sleep Innovations Inc., Term Loan, PIK, 11.50%, 3/05/15	United States	1,341,906	$1,341,906
Visant Corp. (Jostens), Term Loan B, 5.25% - 6.25%, 12/22/16	United States	8,249,920	7,754,924

			9,096,830

Consumer Services 1.4%
Ameristar Casinos Inc., B Term Loan, 4.00%, 4/14/18	United States	2,602,935	2,605,103
Burger King Holdings Inc., Tranche B Term Loan, 4.50%, 10/19/16	United States	8,507,975	8,378,586
DineEquity Inc., Term B-1 Loan, 4.25% - 5.25%, 10/19/17	United States	1,895,563	1,872,343
Revel AC Inc., Tranche B Term Loan, 9.00%, 2/17/17	United States	1,206,407	1,106,878
[d,j]Turtle Bay Holdings LLC,
Term Loan A, PIK, 10.375%, 3/01/13	United States	2,011,261	1,950,923
Term Loan B, PIK, 3.125%, 2/09/15	United States	4,039,244	3,271,788

			19,185,621

Diversified Financials 0.7%
Asurion LLC, Second Lien Term Loan, 9.00%, 5/24/19	United States	2,814,806	2,786,658
MoneyGram Payment Systems Worldwide Inc.,
Term Loan, 4.50%, 11/18/17	United States	1,569,830	1,549,226
Tranche B-1 Loan, 4.50%, 11/18/17	United States	425,633	418,717
MSCI Inc., Term Loan B, 3.75%, 3/09/17	United States	1,315,007	1,325,691
TransUnion LLC/TransUnion FICO, Term Loan, 4.75%, 2/10/18	United States	2,757,359	2,755,636

			8,835,928

Food & Staples Retailing 0.5%
BJ’s Wholesale Club Inc.,
Initial Loan, 7.00%, 9/30/18	United States	3,340,313	3,356,563
Second Lien Term Loan, 10.00%, 3/30/19	United States	3,940,000	3,979,400

			7,335,963

Food, Beverage & Tobacco 0.6%
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18	United States	8,199,817	7,810,326

Health Care Equipment & Services 2.1%
Bausch & Lomb Inc.,
Delayed Draw Term Loan, 3.546%, 4/28/15	United States	1,105,377	1,082,579
Parent Term Loan, 3.546% - 3.829%, 4/28/15	United States	4,529,638	4,436,214
Community Health Systems Inc.,
Delayed Draw Term Loan, 2.546%, 7/25/14	United States	161,022	156,623
Extended Term Loan, 3.796% - 4.023%, 1/25/17	United States	5,350,080	5,187,347
Term Loan, 2.546% - 2.773%, 7/25/14	United States	3,135,021	3,049,369
DaVita Inc., Tranche B Term Loan, 4.50%, 10/20/16	United States	1,983,910	1,984,902
HCA Inc., Tranche B-2 Term Loan, 3.829%, 3/31/17	United States	8,194,043	7,794,583
Kinetic Concepts Inc., Term B-2 Loan, 6.50%, 11/04/16	United States	380,201	380,042
Universal Health Services Inc., New Tranche B Term Loan, 3.75%, 11/15/16	United States	4,396,480	4,394,809

			28,466,468

Materials 2.2%
[b]American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	3,647,019	3,610,549
Anchor Glass Container Corp., Second Lien Term Loan, 10.00%, 9/02/16	United States	5,813,900	5,799,365
Ashland Inc., Term B Loan, 3.75%, 8/23/18	United States	2,347,552	2,359,839
Consolidated Container Co. LLC, Second Lien Term Loan, 5.813%, 9/28/14	United States	2,114,283	1,797,141
[b]NewPage Corp., DIP Term Loan, 8.00%, 3/07/13	United States	4,115,982	4,172,576
Potters Holdings II LP, Second Lien Term Loan, 10.25%, 11/06/17	United States	247,452	246,627

FSI-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
[i,k]Senior Floating Rate Interests (continued)
Materials (continued)
Reynolds Group Holdings Inc.,
Tranche B Term Loan, 6.50%, 2/09/18	United States	2,869,112	$2,847,594
[b]Tranche C Term Loan, 6.50%, 8/09/18	United States	4,801,014	4,781,512
Rockwood Specialties Group Inc., Term Loan, 3.50%, 2/10/18	United States	1,550,428	1,557,858
[b]Walter Energy Inc., B Term Loan, 4.00%, 4/01/18	United States	2,254,511	2,240,654

			29,413,715

Media 2.5%
Cinemark USA Inc., Extended Term Loan, 3.53% - 3.83%, 4/30/16	United States	1,580,795	1,574,696
Clear Channel Communications Inc.,
Tranche A Term Loan, 3.696%, 5/13/14	United States	1,693,252	1,483,712
Tranche B Term Loan, 3.946%, 1/29/16	United States	5,094,789	3,780,048
CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2, 2.044%, 3/29/16	United States	4,262,277	4,187,687
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	5,450,000	5,295,585
Hubbard Radio LLC, Second Lien Term Loan, 8.75%, 4/29/18	United States	1,192,409	1,186,446
R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	6,392,486	2,314,080
[b]Regal Cinemas Corp., Term Loan, 3.579%, 8/23/17	United States	2,211,099	2,196,819
[b]Sinclair Television Group Inc, Incremental Term Loan B, 5.25%, 10/29/16	United States	2,484,000	2,483,938
Summit Entertainment LLC, Term Loan, 7.50%, 9/07/16	United States	3,778,254	3,740,472
TWCC Holding Corp., Term Loan, 4.25%, 2/11/17	United States	2,816,889	2,816,303
Univision Communications Inc., Extended First Lien Term Loan, 4.546%, 3/31/17	United States	2,141,315	1,917,147
UPC Financing Partnership, Term Loan T, 3.872%, 12/31/16	Netherlands	1,491,092	1,442,632

			34,419,565

Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18	Puerto Rico	1,316,779	1,302,788
Warner Chilcott Corp., Term B-1 Loan, 4.25%, 3/15/18	United States	2,633,558	2,605,577
WC Luxco S.A.R.L., Term B-3 Loan, 4.25%, 3/15/18	Luxembourg	1,810,571	1,791,334

			5,699,699

Software & Services 1.3%
AVG Technologies NV, Term Loan, 7.50%, 3/15/16	Netherlands	6,763,438	6,357,631
[b]Fidelity National Information Services Inc.,
Add-on Term Loan A-2, 4.50%, 7/18/14	United States	781,500	776,941
Term Loan B, 5.50%, 7/18/16	United States	1,794,153	1,791,928
First Data Corp.,
Term Loan B-1, 3.044%, 9/24/14	United States	3,687,802	3,376,626
Term Loan B-2, 3.044%, 9/24/14	United States	328,445	300,731
Term Loan B-3, 3.044%, 9/24/14	United States	328,445	300,731
SunGard Data Systems Inc., Tranche B U.S. Term Loan, 3.969% - 4.063%, 2/28/16	United States	2,403,719	2,348,133
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	1,832,000	1,781,620

			17,034,341

Technology Hardware & Equipment 0.1%
[b]Flextronics International USA Inc.,
A-1-B Delayed Draw Term Loan, 4.50%, 10/01/14	United States	120,839	119,404
A-2 Delayed Draw Term Loan, 4.50%, 10/01/14	United States	424,460	419,420
A-3 Delayed Draw Term Loan, 4.50%, 10/01/14	United States	495,465	489,581

			1,028,405

FSI-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
[i,k]Senior Floating Rate Interests (continued)
Telecommunication Services 0.7%
Intelsat Jackson Holdings SA, Tranche B Term Loan, 5.25%, 4/02/18	Luxembourg	8,342,888		$8,325,510
SBA Senior Finance II LLC, Term Loan, 3.75%, 6/30/18	United States	1,727,748		1,720,189

				10,045,699

Transportation 0.5%
Evergreen International Aviation Inc., Term Loan, 12.25%, 6/30/15	United States	1,175,125		1,060,550
Hertz Corp.,
Credit Linked Deposit, 3.75%, 3/11/18	United States	1,736,300		1,641,568
Tranche B Term Loan, 3.75%, 3/11/18	United States	3,880,675		3,818,421
YRCW Receivables LLC, Term B Loan, 11.25%, 9/30/14	United States	220,769		208,627

				6,729,166

Total Senior Floating Rate Interests (Cost $224,103,761)				218,403,537

Foreign Government and Agency Securities 24.0%
[f]Arab Republic of Egypt, 144A, 5.75%, 4/29/20	Egypt	3,560,000		3,112,953
The Export-Import Bank of Korea, senior note, 8.125%, 1/21/14	South Korea	2,770,000		3,075,692
[i,l]Government of Argentina, senior bond, FRN, 0.439%, 8/03/12	Argentina	30,000,000		3,648,928
Government of Australia, senior bond, 5.75%, 4/15/12	Australia	20,350,000	AUD	20,924,163
Government of Hungary,
5.50%, 2/12/14	Hungary	1,443,700,000	HUF	5,539,447
5.50%, 2/12/16	Hungary	1,864,700,000	HUF	6,708,992
6.50%, 6/24/19	Hungary	206,000,000	HUF	705,735
7.50%, 11/12/20	Hungary	312,600,000	HUF	1,117,493
senior note, 6.25%, 1/29/20	Hungary	5,507,000		5,067,541
Government of Indonesia,
FR19, 14.25%, 6/15/13	Indonesia	35,480,000,000	IDR	4,426,048
FR20, 14.275%, 12/15/13	Indonesia	23,637,000,000	IDR	3,050,861
FR26, 11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	227,846
FR34, 12.80%, 6/15/21	Indonesia	49,955,000,000	IDR	8,169,701
FR42, 10.25%, 7/15/27	Indonesia	2,000,000,000	IDR	290,047
FR44, 10.00%, 9/15/24	Indonesia	9,300,000,000	IDR	1,326,821
Government of Ireland,
4.00%, 1/15/14	Ireland	2,232,000	EUR	2,703,123
4.60%, 4/18/16	Ireland	466,000	EUR	545,013
5.90%, 10/18/19	Ireland	2,177,000	EUR	2,444,981
4.50%, 4/18/20	Ireland	1,234,000	EUR	1,237,804
5.00%, 10/18/20	Ireland	2,088,000	EUR	2,163,566
senior bond, 4.50%, 10/18/18	Ireland	748,000	EUR	789,757
senior bond, 4.40%, 6/18/19	Ireland	887,000	EUR	919,744
senior bond, 5.40%, 3/13/25	Ireland	1,488,000	EUR	1,524,509
Government of Israel,
4.00%, 3/30/12	Israel	3,315,000	ILS	872,625
5.00%, 3/31/13	Israel	3,170,000	ILS	854,971
3.50%, 9/30/13	Israel	10,405,000	ILS	2,766,163
Government of Malaysia, senior bond,
2.711%, 2/14/12	Malaysia	490,000	MYR	154,527
3.718%, 6/15/12	Malaysia	14,410,000	MYR	4,561,347
2.509%, 8/27/12	Malaysia	19,215,000	MYR	6,045,506
3.702%, 2/25/13	Malaysia	19,133,000	MYR	6,089,907
3.70%, 5/15/13	Malaysia	1,720,000	MYR	548,299
3.21%, 5/31/13	Malaysia	2,570,000	MYR	814,050
3.461%, 7/31/13	Malaysia	12,900,000	MYR	4,103,177

FSI-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Malaysia, senior bond, (continued)
3.814%, 2/15/17	Malaysia	11,400,000	MYR	$3,671,343
4.24%, 2/07/18	Malaysia	600,000	MYR	197,602
Government of Mexico,
M, 9.00%, 6/20/13	Mexico	514,800	[m] MXN	3,904,854
M, 7.00%, 6/19/14	Mexico	120,000	[m] MXN	899,791
M, 8.00%, 12/17/15	Mexico	140,000	[m] MXN	1,097,290
MI, 9.00%, 12/20/12	Mexico	58,000	[m] MXN	432,688
MI, 8.00%, 12/19/13	Mexico	1,062,700	[m] MXN	8,058,493
Government of Poland,
4.75%, 4/25/12	Poland	44,240,000	PLN	12,834,600
5.25%, 4/25/13	Poland	3,170,000	PLN	925,299
5.75%, 4/25/14	Poland	14,470,000	PLN	4,270,862
6.25%, 10/24/15	Poland	9,100,000	PLN	2,739,033
5.75%, 9/23/22	Poland	4,300,000	PLN	1,233,828
senior note, 6.375%, 7/15/19	Poland	4,000,000		4,455,720
Strip, 1/25/13	Poland	1,330,000	PLN	367,615
Strip, 7/25/13	Poland	9,270,000	PLN	2,500,187
[f]Government of Russia, 144A, 7.50%, 3/31/30	Russia	5,211,235		6,061,318
Government of Singapore, senior bond, 2.625%, 4/01/12	Singapore	3,660,000	SGD	2,836,360
Government of Sri Lanka,
A, 6.90%, 8/01/12	Sri Lanka	1,900,000	LKR	16,507
A, 8.50%, 1/15/13	Sri Lanka	50,900,000	LKR	445,388
A, 13.50%, 2/01/13	Sri Lanka	59,500,000	LKR	544,621
A, 7.00%, 3/01/14	Sri Lanka	7,020,000	LKR	58,510
A, 11.25%, 7/15/14	Sri Lanka	176,100,000	LKR	1,599,279
A, 11.75%, 3/15/15	Sri Lanka	1,160,000	LKR	10,728
A, 6.50%, 7/15/15	Sri Lanka	28,980,000	LKR	230,096
A, 11.00%, 8/01/15	Sri Lanka	200,400,000	LKR	1,818,775
A, 6.40%, 8/01/16	Sri Lanka	19,500,000	LKR	149,238
B, 6.60%, 6/01/14	Sri Lanka	7,100,000	LKR	58,264
B, 6.40%, 10/01/16	Sri Lanka	16,000,000	LKR	122,371
Government of Sweden,
5.50%, 10/08/12	Sweden	107,565,000	SEK	16,168,868
1.50%, 8/30/13	Sweden	80,270,000	SEK	11,823,194
Government of the Philippines,
senior bond, 5.75%, 2/21/12	Philippines	19,830,000	PHP	454,226
senior bond, 8.75%, 3/03/13	Philippines	55,690,000	PHP	1,352,150
[b]senior note, 6.25%, 1/27/14	Philippines	80,300,000	PHP	1,944,914
[b,f]Government of Ukraine, 144A, 7.75%, 9/23/20	Ukraine	6,000,000		5,220,000
[n]Government of Uruguay, senior note,
Index Linked, 4.375%, 12/15/28	Uruguay	119,300,000	UYU	6,039,937
Government of Venezuela, 10.75%, 9/19/13	Venezuela	2,500,000		2,534,437
[f]Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	2,500,000		2,510,937
Korea Treasury Bond,
5.25%, 9/10/12	South Korea	2,850,000,000	KRW	2,489,097
5.25%, 3/10/13	South Korea	346,570,000	KRW	305,257
senior bond, 4.00%, 6/10/12	South Korea	31,013,880,000	KRW	26,822,593
senior bond, 4.25%, 12/10/12	South Korea	3,560,000,000	KRW	3,094,073
senior bond, 5.00%, 3/26/13	South Korea	1,163,000,000	KRW	1,008,831
senior bond, 3.75%, 6/10/13	South Korea	5,340,340,000	KRW	4,629,641
senior bond, 3.00%, 12/10/13	South Korea	14,844,210,000	KRW	12,726,007
New South Wales Treasury Corp.,
6.00%, 5/01/12	Australia	280,000	AUD	288,203

FSI-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
New South Wales Treasury Corp., (continued)
5.50%, 8/01/13	Australia	860,000	AUD	$902,033
senior note, 5.50%, 3/01/17	Australia	3,540,000	AUD	3,845,079
Nota Do Tesouro Nacional,
10.00%, 1/01/12	Brazil	6,910	[o] BRL	3,708,506
10.00%, 1/01/14	Brazil	2,700	[o] BRL	1,435,261
10.00%, 1/01/17	Brazil	7,400	[o] BRL	3,821,346
[n]Index Linked, 6.00%, 5/15/15	Brazil	3,890	[o] BRL	4,507,521
Queensland Treasury Corp.,
6.00%, 8/14/13	Australia	600,000	AUD	634,829
6.00%, 9/14/17	Australia	1,200,000	AUD	1,329,229
senior note, 6.00%, 8/21/13	Australia	2,705,000	AUD	2,846,383
United Kingdom Treasury Bond, 5.00%, 3/07/12	United Kingdom	7,459,000	GBP	11,680,659
United Kingdom Treasury Note, 5.25%, 6/07/12	United Kingdom	7,977,000	GBP	12,650,780
Western Australia Treasury Corp.,
5.50%, 7/17/12	Australia	9,065,000	AUD	9,344,737
8.00%, 6/15/13	Australia	1,000,000	AUD	1,082,778

Total Foreign Government and Agency Securities (Cost $325,983,558)				325,273,503

U.S. Government and Agency Securities 1.5%
U.S. Treasury Bond,
4.50%, 2/15/16	United States	3,000,000		3,469,689
7.875%, 2/15/21	United States	900,000		1,373,203
7.125%, 2/15/23	United States	1,980,000		2,993,821
U.S. Treasury Note,
2.375%, 3/31/16	United States	3,500,000		3,749,102
4.625%, 2/15/17	United States	600,000		712,219
4.75%, 8/15/17	United States	2,900,000		3,493,140
[p]Index Linked, 0.125%, 4/15/16	United States	2,359,617		2,462,114
[p]Index Linked, 0.625%, 7/15/21	United States	2,511,840		2,688,256

Total U.S. Government and Agency Securities (Cost $18,928,394)				20,941,544

Asset-Backed Securities and Commercial Mortgage-Backed Securities 3.4%
Banks 1.4%
[f,i]Banc of America Large Loan, 2010-HLTN, 144A, FRN, 2.028%, 11/15/15	United States	4,298,961		3,893,442
Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000		647,559
[i]GS Mortgage Securities Corp. II, 2006-GG6, A4, FRN, 5.553%, 4/10/38	United States	2,405,000		2,622,748
[i]Homebanc Mortgage Trust, 2005-4, A1, FRN, 0.564%, 10/25/35	United States	2,090,461		1,429,750
[f,i]Wachovia Bank Commercial Mortgage Trust, 2007-WHL8, A1, 144A, FRN, 0.358%, 6/15/20	United States	5,849,355		5,236,320
Wells Fargo Mortgage Backed Securities Trust, [i]2004-W, A9, FRN, 2.762%, 11/25/34	United States	2,169,236		2,061,851
2007-3, 3A1, 5.50%, 4/25/37	United States	2,548,623		2,631,935

				18,523,605

Diversified Financials 2.0%
[f,i]ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.506%, 11/25/20	Cayman Islands	1,380,000		1,153,818
[f,i]Armstrong Loan Funding Ltd., 2008-1A, B, 144A, FRN, 1.429%, 8/01/16	Cayman Islands	3,570,093		3,458,314
[f,i]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.88%, 3/11/21	Cayman Islands	1,251,000		1,011,115

FSI-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
Citigroup Commercial Mortgage Trust, [i]2007-C6, AM, FRN, 5.698%, 6/10/17	United States	1,700,000	$1,679,343
2008-C7, A4, 6.072%, 12/10/49	United States	8,700,000	9,702,866
[i]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1, AJ, FRN, 5.399%, 7/15/44	United States	2,230,000	2,001,406
[f,i]Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.403%, 10/15/21	Cayman Islands	860,000	723,329
[f,i]Commercial Industrial Finance Corp., 2007-3A, A1J, 144A, FRN, 0.82%, 7/26/21	Cayman Islands	960,000	784,267
[f,i]Credit Suisse Mortgage Capital Certificates, 2006-TF2A, A2, 144A, FRN, 0.448%, 10/15/21	United States	418,006	385,564
[f,i]Gleneagles CLO Ltd., 2005-1A, 144A, FRN, 0.829%, 11/01/17	Cayman Islands	1,000,000	800,005
JPMorgan Chase Commercial Mortgage Securities Corp., 2005-LDP2, AM, 4.78%, 7/15/42	United States	775,000	804,362
[f,i]MAPS CLO Fund LLC, 2005-1A, B, 144A, FRN, 1.067%, 12/21/17	United States	1,400,000	1,301,587
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	71,205	69,655
[f,i]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.654%, 8/01/22	Cayman Islands	4,596,472	4,058,110

			27,933,741

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $44,943,830)			46,457,346

Mortgage-Backed Securities 5.0%
[i]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 2.473%, 1/01/33	United States	85,520	88,805

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 1.5%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 6/01/19	United States	1,118,466	1,188,746
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	1,325,134	1,428,537
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	341,607	370,864
FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	13,741	14,955
FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	4,061	4,346
FHLMC Gold 30 Year, 4.00%, 9/01/40	United States	4,685,747	4,923,081
FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	3,004,432	3,186,378
FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	1,429,254	1,538,063
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 6/01/36	United States	3,674,145	4,018,056
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 6/01/37	United States	3,501,123	3,867,764
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 6/01/36	United States	254,746	288,063
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	64,366	74,065
FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	1,971	2,135

			20,905,053

[i]Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
FNMA, 2.31%, 12/01/34	United States	291,904	305,590
FNMA, 2.419%, 4/01/20	United States	61,602	62,470

			368,060

Federal National Mortgage Association (FNMA) Fixed Rate 3.2%
FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	256,748	274,789
FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	280,638	303,158
FNMA 15 Year, 5.50%, 11/01/13 - 11/01/18	United States	2,853,557	3,095,536
FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	5,216	5,641
FNMA 15 Year, 7.00%, 5/01/12	United States	52	52
FNMA 30 Year, 4.00%, 1/01/41 - 10/01/41	United States	10,886,095	11,452,083
FNMA 30 Year, 4.50%, 7/01/40 - 12/01/40	United States	8,915,191	9,497,284
FNMA 30 Year, 5.00%, 4/01/34 - 9/01/39	United States	5,638,148	6,115,563

FSI-25

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 5.50%, 8/01/33 - 9/01/35	United States	2,062,144	$2,253,325
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	7,430,562	8,211,924
FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	1,455,413	1,640,906

			42,850,261

Government National Mortgage Association (GNMA) Fixed Rate 0.3%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	1,025,283	1,142,179
GNMA I SF 30 Year, 5.50%, 12/15/32 - 6/15/36	United States	1,064,738	1,201,816
GNMA I SF 30 Year, 6.50%, 11/15/31 - 2/15/32	United States	6,693	7,761
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	63,249	73,791
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,986	2,379
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	283,537	315,629
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	315,748	358,630
GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	118,711	135,877
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	31,997	38,222

			3,276,284

Total Mortgage-Backed Securities (Cost $65,024,638)			67,488,463

Municipal Bonds 3.5%
Bay Area Toll Authority Toll Bridge Revenue, Build America Bonds, Series S1, 7.043%, 4/01/50	United States	5,000,000	6,583,700
California State GO,
7.625%, 3/01/40	United States	1,500,000	1,847,025
5.25%, 11/01/40	United States	560,000	588,605
Refunding, 5.00%, 4/01/38	United States	9,700,000	9,902,439
Various Purpose, 6.00%, 4/01/38	United States	2,500,000	2,823,125
Various Purpose, 6.00%, 11/01/39	United States	160,000	181,992
Various Purpose, Refunding, 5.25%, 3/01/38	United States	1,500,000	1,558,170
Various Purpose, Refunding, NATL Insured, 4.50%, 12/01/32	United States	300,000	303,543
Various Purpose, Refunding, Series 1, AGMC Insured, 4.75%, 9/01/31	United States	290,000	295,788
Chicago Waterworks Revenue, second lien, Refunding, 5.25%, 11/01/38	United States	1,895,000	1,982,094
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL RE, FGIC Insured, zero cpn.,
8/01/25	United States	2,500,000	1,268,800
8/01/26	United States	1,290,000	613,137
8/01/27	United States	1,720,000	763,972
8/01/29	United States	1,720,000	666,328
Illinois State GO,
5.877%, 3/01/19	United States	3,575,000	3,852,670
Build America Bonds, 7.35%, 7/01/35	United States	4,600,000	5,078,952
[f]New York City IDA, 144A, 11.00%, 3/01/29	United States	600,000	761,388
Poway USD, GO, Election of 2008, ID No. 2007-1, Series A, zero cpn.,
8/01/27	United States	370,000	163,596
8/01/30	United States	370,000	132,416
8/01/32	United States	460,000	141,882
8/01/33	United States	245,000	70,183
Redondo Beach USD, GO, Build America Bonds, Election of 2008, Direct Payment to District, Series D, 6.461%, 8/01/40	United States	1,510,000	1,609,116
San Francisco City and County GO, Build America Bonds,
5.75%, 6/15/27	United States	1,700,000	1,943,015
5.93%, 6/15/28	United States	1,520,000	1,738,804

FSI-26

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Municipal Bonds (continued)
San Mateo County Community College District GO, Election of 2001, Series C, NATL Insured, zero cpn.,
9/01/30	United States	895,000		$352,344
3/01/31	United States	245,000		92,331
Sonoma County Pension Obligation Revenue, Series A, 6.00%, 12/01/29	United States	2,100,000		2,259,999

Total Municipal Bonds (Cost $42,302,833)				47,575,414

Total Investments before Short Term Investments (Cost $1,231,598,675)				1,227,474,072

Short Term Investments 8.1%
Foreign Government and Agency Securities 3.6%
[q]Bank of Negara Monetary Note, 1/17/12 - 5/17/12	Malaysia	23,590,000	MYR	7,413,321
[q]Egypt Treasury Bill, 2/21/12	Egypt	11,950,000	EGP	1,946,023
[q]Israel Treasury Bills, 1/04/12 - 5/02/12	Israel	47,930,000	ILS	12,518,512
[q]Malaysia Treasury Bills, 1/20/12 - 7/27/12	Malaysia	12,880,000	MYR	4,012,404
[q]Norway Treasury Bill, 3/21/12	Norway	114,510,000	NOK	19,095,626
[q]Philippine Treasury Bills, 1/11/12 - 7/11/12	Philippines	18,380,000	PHP	418,567
[q]Singapore Treasury Bill, 11/01/12	Singapore	3,750,000	SGD	2,883,849
[q]Sri Lanka Treasury Bills, 1/27/12 - 9/28/12	Sri Lanka	26,470,000	LKR	227,880

Total Foreign Government and Agency Securities (Cost $52,814,034)				48,516,182

Total Investments before Money Market Funds (Cost $1,284,412,709)				1,275,990,254

		Shares
Money Market Funds (Cost $61,664,899) 4.5%
[a,r]Institutional Fiduciary Trust Money Market Portfolio	United States	61,664,899		61,664,899

Total Investments (Cost $1,346,077,608) 98.6%				1,337,655,153
Other Assets, less Liabilities 1.4%				18,570,601

Net Assets 100.0%				$1,356,225,754

See Abbreviations on page 47.

FSI-27

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2011, the aggregate value of these securities was $1,684,966, representing 0.12% of net assets.

dAt December 31, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

eSee Note 1(e) regarding investment in FT Holdings Corporation III.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2011, the aggregate value of these securities was $213,891,364, representing 15.77% of net assets.

gSee Note 8 regarding defaulted securities.

hPerpetual security with no stated maturity date.

iThe coupon rate shown represents the rate at period end.

jIncome may be received in additional securities and/or cash.

kSee Note 1(g) regarding senior floating rate interests.

lThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

mPrincipal amount is stated in 100 Mexican Peso Units.

nRedemption price at maturity is adjusted for inflation. See Note 1(j).

oPrincipal amount is stated in 1,000 Brazilian Real Units.

pPrincipal amount of security is adjusted for inflation. See Note 1(j).

qThe security is traded on a discount basis with no stated coupon rate.

rSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

FSI-28

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund

At December 31, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	DBAB	Buy	2,449,000,000	4,829,994	1/10/12	$—	$(123,884)
Indian Rupee	HSBC	Buy	139,650,000	2,922,159	1/10/12	—	(294,451)
Indian Rupee	HSBC	Sell	45,250,000	987,991	1/10/12	136,550	—
Japanese Yen	HSBC	Sell	183,560,000	2,246,756	1/10/12	—	(138,631)
Euro	BZWS	Sell	1,691,484	2,188,781	1/11/12	—	(686)
Euro	DBAB	Sell	2,187,000	2,834,111	1/11/12	3,247	—
Euro	UBSW	Sell	3,940,000	5,100,035	1/11/12	77	—
Euro	JPHQ	Sell	1,802,953	2,331,669	1/13/12	—	(2,115)
Japanese Yen	BZWS	Sell	460,675,000	5,577,179	1/13/12	—	(409,633)
Philippine Peso	JPHQ	Buy	35,843,000	814,151	1/13/12	2,914	—
Philippine Peso	HSBC	Buy	5,750,000	130,732	1/17/12	319	—
Euro	BZWS	Sell	2,912,410	3,881,369	1/19/12	111,325	—
Japanese Yen	DBAB	Sell	271,680,000	3,293,490	1/19/12	—	(237,521)
Euro	DBAB	Sell	2,000,000	2,716,500	1/26/12	127,426	—
Euro	BZWS	Sell	1,007,118	1,357,595	1/26/12	53,843	—
Euro	DBAB	Sell	1,587,264	2,146,426	1/27/12	91,639	—
Euro	DBAB	Sell	3,014,151	4,103,767	2/02/12	201,605	—
Chilean Peso	DBAB	Buy	725,000,000	1,472,081	2/08/12	—	(84,247)
Chilean Peso	JPHQ	Buy	482,900,000	976,049	2/08/12	—	(51,655)
Chilean Peso	BZWS	Buy	486,100,000	981,227	2/08/12	—	(50,708)
Indian Rupee	HSBC	Buy	186,760,000	3,883,552	2/08/12	—	(390,643)
Chilean Peso	BZWS	Buy	1,001,200,000	2,020,789	2/09/12	—	(104,413)
Euro	UBSW	Sell	2,151,000	2,920,563	2/13/12	135,552	—
Euro	DBAB	Sell	1,250,438	1,690,529	2/14/12	71,507	—
Singapore Dollar	DBAB	Buy	1,158,000	905,912	2/24/12	—	(13,237)
Singapore Dollar	DBAB	Buy	722,000	566,230	2/27/12	—	(9,657)
Singapore Dollar	DBAB	Buy	723,000	566,295	2/29/12	—	(8,947)
Euro	UBSW	Sell	2,581,000	3,523,246	3/01/12	180,927	—
Japanese Yen	UBSW	Sell	95,700,000	1,177,209	3/01/12	—	(67,551)
Japanese Yen	JPHQ	Sell	85,800,000	1,055,610	3/01/12	—	(60,381)
Japanese Yen	HSBC	Sell	85,800,000	1,056,000	3/01/12	—	(59,991)
Euro	DBAB	Sell	1,500,000	2,101,800	3/15/12	159,025	—
Singapore Dollar	JPHQ	Buy	1,394,000	1,089,999	3/19/12	—	(15,232)
Singapore Dollar	HSBC	Buy	1,113,000	872,284	3/19/12	—	(14,167)
Singapore Dollar	DBAB	Buy	973,400	763,050	3/19/12	—	(12,563)
Singapore Dollar	DBAB	Buy	1,048,000	817,536	3/21/12	—	(9,521)
Singapore Dollar	HSBC	Buy	837,000	653,676	3/21/12	—	(8,344)
Euro	DBAB	Sell	714,000	999,343	4/05/12	74,325	—
British Pound	DBAB	Sell	1,089,000	1,762,547	4/11/12	72,800	—
Indian Rupee	DBAB	Buy	20,841,000	444,845	4/11/12	—	(59,096)
Indian Rupee	DBAB	Buy	44,691,000	957,391	4/13/12	—	(130,456)
Chilean Peso	MSCO	Buy	116,230,000	236,120	4/16/12	—	(15,130)
Indian Rupee	JPHQ	Buy	30,019,000	641,432	4/16/12	—	(86,239)
Indian Rupee	JPHQ	Buy	29,466,000	625,871	4/18/12	—	(81,076)
Euro	DBAB	Sell	1,888,220	2,692,035	4/19/12	245,213	—
Indian Rupee	JPHQ	Buy	14,719,000	312,373	4/19/12	—	(40,276)
Indian Rupee	DBAB	Buy	10,360,000	219,352	4/19/12	—	(27,837)
Chilean Peso	MSCO	Buy	104,150,000	210,404	4/20/12	—	(12,446)
Euro	DBAB	Sell	1,001,008	1,416,527	4/23/12	119,301	—

FSI-29

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	DBAB	Buy	20,931,000	444,489	4/26/12	$—	$(57,980)
Singapore Dollar	DBAB	Buy	6,168,500	5,000,000	4/26/12	—	(242,123)
Chilean Peso	JPHQ	Buy	234,301,000	475,159	4/27/12	—	(30,073)
Indian Rupee	JPHQ	Buy	17,801,000	377,540	4/27/12	—	(48,880)
Chilean Peso	CITI	Buy	377,668,000	776,296	4/30/12	—	(59,039)
Indian Rupee	JPHQ	Buy	14,829,000	314,841	4/30/12	—	(41,181)
Chilean Peso	DBAB	Buy	1,554,000,000	3,233,458	5/04/12	—	(283,090)
Euro	DBAB	Sell	180,000	264,204	5/04/12	30,897	—
Philippine Peso	JPHQ	Buy	91,360,000	2,135,228	5/04/12	—	(65,286)
British Pound	DBAB	Sell	913,406	1,489,364	5/10/12	72,520	—
Euro	DBAB	Sell	600,000	844,476	5/10/12	66,711	—
Singapore Dollar	DBAB	Buy	3,707,640	3,000,000	5/10/12	—	(139,740)
Euro	DBAB	Sell	429,000	605,386	5/11/12	49,275	—
British Pound	DBAB	Sell	2,287,500	3,700,489	5/17/12	152,467	—
Indian Rupee	DBAB	Buy	28,359,000	594,279	6/01/12	—	(73,529)
Indian Rupee	HSBC	Buy	32,771,000	694,154	6/04/12	—	(92,666)
Euro	DBAB	Sell	1,053,792	1,505,279	6/06/12	138,679	—
Singapore Dollar	JPHQ	Buy	4,945,200	4,000,000	6/06/12	—	(183,766)
Euro	DBAB	Sell	2,000,000	2,831,300	6/07/12	237,578	—
Indian Rupee	DBAB	Buy	20,889,000	440,510	6/07/12	—	(57,286)
Indian Rupee	HSBC	Buy	5,576,000	118,412	6/08/12	—	(16,132)
Euro	DBAB	Sell	937,500	1,350,563	6/11/12	134,677	—
Indian Rupee	DBAB	Buy	5,655,000	120,038	6/11/12	—	(16,357)
Indian Rupee	HSBC	Buy	14,080,000	298,938	6/13/12	—	(40,871)
Indian Rupee	DBAB	Buy	14,156,000	299,852	6/18/12	—	(40,591)
Indian Rupee	DBAB	Buy	12,894,000	272,083	6/20/12	—	(36,008)
Euro	DBAB	Sell	2,926,890	3,846,449	6/27/12	49,453	—
Euro	UBSW	Sell	4,274,000	5,999,841	6/29/12	455,055	—
Japanese Yen	BOFA	Sell	620,288,000	8,001,909	6/29/12	—	(90,608)
British Pound	DBAB	Sell	297,656	474,018	7/09/12	12,604	—
Euro	DBAB	Sell	2,065,396	2,924,600	7/09/12	244,591	—
Indian Rupee	JPHQ	Buy	192,280,000	4,121,069	7/16/12	—	(612,407)
Euro	DBAB	Sell	900,000	1,280,340	7/25/12	112,165	—
Euro	BZWS	Sell	3,140,000	4,450,008	8/01/12	373,831	—
Euro	DBAB	Sell	1,056,111	1,501,209	8/06/12	130,093	—
Euro	CITI	Sell	317,220	445,361	8/08/12	33,508	—
British Pound	DBAB	Sell	169,385	275,589	8/09/12	13,106	—
Euro	CITI	Sell	92,411	130,027	8/09/12	10,046	—
Chilean Peso	JPHQ	Buy	1,141,336,600	2,333,745	8/20/12	—	(185,468)
Euro	DBAB	Sell	193,056	276,726	8/20/12	26,021	—
Japanese Yen	UBSW	Sell	32,055,000	420,228	8/20/12	1,433	—
Japanese Yen	JPHQ	Sell	15,928,000	208,359	8/20/12	261	—
Japanese Yen	DBAB	Sell	19,550,000	255,887	8/20/12	468	—
Japanese Yen	HSBC	Sell	65,957,000	865,478	8/20/12	3,757	—
Euro	UBSW	Sell	3,500,000	4,984,525	8/22/12	439,196	—
Euro	BZWS	Sell	2,124,000	3,043,692	8/22/12	285,327	—
Japanese Yen	MSCO	Sell	12,500,000	164,184	8/22/12	864	—
Japanese Yen	DBAB	Sell	15,915,000	209,026	8/22/12	1,086	—
Japanese Yen	BZWS	Sell	15,895,000	208,788	8/22/12	1,110	—
Euro	BZWS	Sell	263,159	378,423	8/23/12	36,661	—
Japanese Yen	FBCO	Sell	31,524,000	414,299	8/23/12	2,407	—

FSI-30

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	CITI	Sell	31,757,000	418,075		8/23/12	$3,139	$—
Japanese Yen	DBAB	Sell	15,708,000	207,130		8/23/12	1,890	—
Euro	BZWS	Sell	441,303	633,093		8/24/12	59,966	—
Japanese Yen	JPHQ	Sell	31,689,000	415,403		8/24/12	1,344	—
Euro	BZWS	Sell	3,068,753	4,414,138		8/27/12	428,475	—
Euro	DBAB	Sell	298,304	429,901		8/27/12	42,467	—
Japanese Yen	BZWS	Sell	44,152,000	578,929		8/27/12	1,977	—
Japanese Yen	DBAB	Sell	427,099,000	5,620,315		8/27/12	39,243	—
Japanese Yen	UBSW	Sell	34,903,000	459,054		8/27/12	2,962	—
Japanese Yen	JPHQ	Sell	15,991,000	210,270		8/27/12	1,309	—
Japanese Yen	HSBC	Sell	50,145,000	657,855		8/27/12	2,590	—
United States Dollar	UBSW	Buy	3,000,000	2,085,332	EUR	8/27/12	291,593	—
Euro	DBAB	Sell	1,383,356	1,980,412		8/29/12	183,656	—
Euro	DBAB	Sell	690,000	991,530		8/30/12	95,314	—
Japanese Yen	BZWS	Sell	37,600,000	493,438		8/30/12	2,064	—
Euro	DBAB	Sell	12,470	18,035		8/31/12	1,838	—
Japanese Yen	JPHQ	Sell	15,743,000	206,317		8/31/12	574	—
Euro	BZWS	Sell	271,320	380,960		9/10/12	28,479	—
Euro	BZWS	Sell	266,006	371,876		9/12/12	26,285	—
Euro	BZWS	Sell	759,073	1,038,279		9/14/12	52,065	—
Euro	UBSW	Sell	708,181	970,704		9/17/12	50,557	—
Euro	BZWS	Sell	178,354	247,234		9/19/12	15,488	—
Euro	BZWS	Sell	469,210	638,370		9/24/12	28,639	—
Euro	DBAB	Sell	185,654	249,909		10/04/12	8,605	—
Philippine Peso	DBAB	Buy	21,010,000	482,434		10/04/12	—	(8,916)
Philippine Peso	HSBC	Buy	16,853,000	382,319		10/04/12	—	(2,490)
Euro	UBSW	Sell	2,850,000	3,797,696		10/05/12	93,323	—
Philippine Peso	DBAB	Buy	25,119,000	576,785		10/05/12	—	(10,667)
Philippine Peso	HSBC	Buy	25,126,000	566,398		10/05/12	—	(122)
Philippine Peso	DBAB	Buy	20,621,000	473,774		10/09/12	—	(9,052)
Philippine Peso	JPHQ	Buy	6,636,000	152,132		10/09/12	—	(2,581)
Euro	BZWS	Sell	2,749,000	3,645,641		10/11/12	72,097	—
Philippine Peso	HSBC	Buy	24,786,000	569,911		10/11/12	—	(11,339)
Philippine Peso	DBAB	Buy	16,501,000	379,072		10/11/12	—	(7,209)
Philippine Peso	JPHQ	Buy	8,232,000	188,721		10/11/12	—	(3,206)
Philippine Peso	DBAB	Buy	4,913,000	112,554		10/12/12	—	(1,838)
Euro	DBAB	Sell	121,043	166,845		10/15/12	9,483	—
Philippine Peso	JPHQ	Buy	18,311,000	420,018		10/15/12	—	(7,386)
Philippine Peso	HSBC	Buy	8,192,000	187,739		10/15/12	—	(3,135)
Euro	DBAB	Sell	587,951	811,125		10/18/12	46,710	—
Japanese Yen	DBAB	Sell	382,080,000	5,015,687		10/22/12	14,903	—
Philippine Peso	JPHQ	Buy	237,550,000	5,469,721		10/22/12	—	(117,085)
Euro	BZWS	Sell	217,715	299,162		10/24/12	16,068	—
Euro	BZWS	Sell	1,659,340	2,302,168		10/25/12	144,488	—
Euro	CITI	Sell	648,569	902,918		10/26/12	59,551	—
Euro	BZWS	Sell	1,993,000	2,759,886		10/26/12	168,286	—
Japanese Yen	JPHQ	Sell	270,990,000	3,577,355		10/26/12	30,128	—
Euro	UBSW	Sell	2,679,000	3,729,168		10/29/12	245,307	—
Euro	DBAB	Sell	1,494,524	2,106,995		10/31/12	163,385	—
Japanese Yen	JPHQ	Sell	360,360,000	4,785,340		10/31/12	67,564	—
Euro	DBAB	Sell	243,767	339,065		11/02/12	22,036	—

FSI-31

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	529,706	730,253	11/05/12	$41,304	$—
Euro	BZWS	Sell	473,670	651,367	11/08/12	35,262	—
Euro	BZWS	Sell	227,970	311,031	11/15/12	14,466	—
Euro	UBSW	Sell	1,480,440	2,011,770	11/19/12	85,709	—
Euro	BZWS	Sell	63,419	86,938	11/19/12	4,429	—
Euro	BZWS	Sell	221,993	301,245	11/21/12	12,418	—
Euro	BZWS	Sell	201,376	273,328	11/23/12	11,314	—
Euro	UBSW	Sell	2,020,000	2,731,444	12/03/12	102,642	—
Japanese Yen	BZWS	Sell	257,790,000	3,343,580	12/06/12	—	(35,006)
Euro	DBAB	Sell	5,466,617	7,331,882	12/10/12	216,653	—
Euro	UBSW	Sell	3,400,000	4,552,566	12/10/12	127,201	—
Japanese Yen	UBSW	Sell	351,760,000	4,586,778	12/12/12	—	(24,206)
British Pound	DBAB	Sell	600,000	922,440	12/17/12	—	(6,200)
Euro	DBAB	Sell	486,875	639,705	12/17/12	5,906	—
Euro	CITI	Sell	3,868,000	5,051,879	12/17/12	16,636	—
Euro	DBAB	Sell	262,167	343,177	12/20/12	1,874	—
Euro	UBSW	Sell	2,137,312	2,799,559	12/20/12	17,098	—

Unrealized appreciation (depreciation)						8,120,202	(5,284,253)

Net unrealized appreciation (depreciation)						$2,835,949

*In U.S. dollars unless otherwise indicated.

At December 31, 2011, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Counter- party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Contracts to Sell Protection[d]
Traded Index
CDX.NA.HY.17	GSCO	$34,300,000	5.00%	12/20/16	$(3,118,516)	$776,779	$—	$(2,341,737)	Non Investment Grade

Net unrealized appreciation (depreciation)						$776,779

aPositions are generally not collateralized if the market value is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at year end:

Counterparty	Collateral Posted (Received)
GSCO	$2,520,000

bIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

cBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

dThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy for traded index swaps.

See Abbreviations on page 47.

The accompanying notes are an integral part of these financial statements.

FSI-32

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Franklin Strategic Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,284,412,709
Cost - Sweep Money Fund (Note 7)	61,664,899

Total cost of investments	$1,346,077,608

Value - Unaffiliated issuers	$1,275,990,254
Value - Sweep Money Fund (Note 7)	61,664,899

Total value of investments	1,337,655,153
Cash	847,366
Restricted cash (Note 1h)	3,195,000
Foreign currency, at value (cost $7,031,003)	7,047,028
Receivables:
Investment securities sold	2,652,552
Capital shares sold	900,182
Interest	17,023,682
Due from brokers	4,800,000
Unrealized appreciation on forward exchange contracts	8,120,202
Unrealized appreciation on swap contracts	776,779
Other assets	38

Total assets	1,383,017,982

Liabilities:
Payables:
Investment securities purchased	12,518,170
Capital shares redeemed	883,253
Affiliates	789,323
Due to brokers	3,195,000
Swaps (premiums received $3,279,938)	3,118,516
Unrealized depreciation on forward exchange contracts	5,284,253
Unrealized depreciation on unfunded loan commitments (Note 9)	3,519
Deferred tax	276,888
Accrued expenses and other liabilities	723,306

Total liabilities	26,792,228

Net assets, at value	$1,356,225,754

Net assets consist of:
Paid-in capital	$1,276,208,900
Undistributed net investment income	84,105,225
Net unrealized appreciation (depreciation)	(5,363,380)
Accumulated net realized gain (loss)	1,275,009

Net assets, at value	$1,356,225,754

The accompanying notes are an integral part of these financial statements.

FSI-33

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2011

Franklin Strategic Income Securities Fund
Class 1:
Net assets, at value	$1,043,689,988

Shares outstanding	83,136,790

Net asset value and maximum offering price per share	$12.55

Class 2:
Net assets, at value	$123,749,477

Shares outstanding	10,086,825

Net asset value and maximum offering price per share	$12.27

Class 4:
Net assets, at value	$188,786,289

Shares outstanding	15,177,270

Net asset value and maximum offering price per share	$12.44

The accompanying notes are an integral part of these financial statements.

FSI-34

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Franklin Strategic Income Securities Fund
Investment income:
Dividends	$62,486
Interest	85,886,794

Total investment income	85,949,280

Expenses:
Management fees (Note 3a)	4,911,675
Administrative fees (Note 3b)	2,884,139
Distribution fees: (Note 3c)
Class 2	291,663
Class 4	677,463
Unaffiliated transfer agent fees	1,640
Custodian fees (Note 4)	336,834
Reports to shareholders	341,770
Professional fees	85,026
Trustees’ fees and expenses	5,488
Other	72,858

Total expenses	9,608,556
Expense reductions (Note 4)	(13)

Net expenses	9,608,543

Net investment income	76,340,737

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	39,350,684
Foreign currency transactions	(3,783,546)
Swap contracts	(2,052,379)

Net realized gain (loss)	33,514,759

Net change in unrealized appreciation (depreciation) on:
Investments	(72,662,023)
Translation of other assets and liabilities denominated in foreign currencies	1,856,972
Change in deferred taxes on unrealized appreciation	(276,888)

Net change in unrealized appreciation (depreciation)	(71,081,939)

Net realized and unrealized gain (loss)	(37,567,180)

Net increase (decrease) in net assets resulting from operations	$38,773,557

The accompanying notes are an integral part of these financial statements.

FSI-35

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Strategic Income Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income	$76,340,737	$82,801,087
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	33,514,759	57,948,653
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(71,081,939)	13,730,001

Net increase (decrease) in net assets resulting from operations	38,773,557	154,479,741

Distributions to shareholders from and net foreign currency gains:
Net investment income:
Class 1	(69,631,166)	(57,255,268)
Class 2	(7,304,903)	(3,841,288)
Class 4	(11,235,444)	(8,302,315)

Total distributions to shareholders	(88,171,513)	(69,398,871)

Capital share transactions: (Note 2)
Class 1	(114,013,494)	(48,613,654)
Class 2	27,304,975	28,343,361
Class 4	7,657,719	16,237,324

Total capital share transactions	(79,050,800)	(4,032,969)

Net increase (decrease) in net assets	(128,448,756)	81,047,901
Net assets:
Beginning of year	1,484,674,510	1,403,626,609

End of year	$1,356,225,754	$1,484,674,510

Undistributed net investment income included in net assets:
End of year	$84,105,225	$83,363,411

The accompanying notes are an integral part of these financial statements.

FSI-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Strategic Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2011, 91.92% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

FSI-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit

FSI-38

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At December 31, 2011, the Fund holds $2,230,469 in U.S. treasury notes as collateral for derivatives.

See Note 10 regarding other derivative information.

e. FT Holdings Corporation III

The Fund invests in certain securities through its investment in FT Holdings Corporation III, a Delaware Corporation and a wholly-owned subsidiary (Subsidiary) of the Fund. The Subsidiary has the ability to invest in securities consistent with the investment objective of the Fund. At December 31, 2011, all Subsidiary investments as well as any other assets and liabilities are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the Subsidiary during the period ended December 31, 2011, have been included in the Fund’s Statement of Operations.

f. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Restricted Cash

At December 31, 2011, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

FSI-39

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Dividend income is recorded on the ex-dividend date. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FSI-40

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,569,621	$33,265,626	4,513,968	$56,940,927
Shares issued in reinvestment of distributions	5,474,148	69,631,166	4,747,535	57,255,268
Shares redeemed	(16,887,770)	(216,910,286)	(12,820,410)	(162,809,849)

Net increase (decrease)	(8,844,001)	$(114,013,494)	(3,558,907)	$(48,613,654)

Class 2 Shares:
Shares sold	3,778,943	$48,008,160	3,451,058	$42,785,482
Shares issued in reinvestment of distributions	586,739	7,304,903	324,982	3,841,288
Shares redeemed	(2,243,563)	(28,008,088)	(1,474,432)	(18,283,409)

Net increase (decrease)	2,122,119	$27,304,975	2,301,608	$28,343,361

Class 4 Shares:
Shares sold	2,126,744	$27,218,734	2,251,182	$28,170,784
Shares issued on reinvestment of distributions	889,584	11,235,444	693,015	8,302,315
Shares redeemed	(2,444,718)	(30,796,459)	(1,626,043)	(20,235,775)

Net increase (decrease)	571,610	$7,657,719	1,318,154	$16,237,324

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FSI-41

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended December 31, 2011, the Fund utilized $19,139,048 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from ordinary income	$88,171,513	$69,467,803

FSI-42

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

5. INCOME TAXES (continued)

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,349,774,143

Unrealized appreciation	$49,514,420
Unrealized depreciation	(61,633,410)

Net unrealized appreciation (depreciation)	$(12,118,990)

Undistributed ordinary income	$95,083,077
Undistributed long term capital gains	1,471,874

Distributable earnings	$96,554,951

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, payments-in-kind, bond discounts and premiums, swaps, tax straddles, inflation related adjustments on foreign securities and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2011, aggregated $731,197,297 and $879,119,073, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2011, the Fund had 51.84% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2011, the aggregate value of these securities was $5,290,001, representing 0.39% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

FSI-43

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

9. UNFUNDED LOAN COMMITMENTS (continued)

At December 31, 2011, unfunded commitments were as follows:

Borrower	Unfunded Commitment
EnviroSolutions Real Property Holdings Inc., DIP Revolver	$703,908

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

10. OTHER DERIVATIVE INFORMATION

At December 31, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$8,120,202	Unrealized depreciation on forward exchange contracts	$5,284,253
Credit contracts	Unrealized appreciation on swap contracts	776,779

For the year ended December 31, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(3,810,538)	$2,349,306
Credit contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	(2,052,379)	776,779

For the year ended December 31,2011, the average month end market value of derivatives represented 0.86% of average month end net assets. The average month end number of open derivative contracts for the year was 163.

See Note 1(d) regarding derivative financial instruments.

FSI-44

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

FSI-45

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

12. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments:[a]
Consumer Durables & Apparel	$—	$—	$343,060	$343,060
Media	66,400	5,040,820	—	5,107,220
Other Equity Investments[b]	669,164	1,948,985	—	2,618,149
Convertible Bonds	—	2,620,000	—	2,620,000
Corporate Bonds	—	490,645,836	—	490,645,836
Senior Floating Rate Interests	—	217,061,631	1,341,906	218,403,537
Foreign Government and Agency Securities	—	325,273,503	—	325,273,503
U.S. Government and Agency Securities	—	20,941,544	—	20,941,544
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	46,457,346	—	46,457,346
Mortgage-Backed Securities	—	67,488,463	—	67,488,463
Municipal Bonds	—	47,575,414	—	47,575,414
Short Term Investments	61,664,899	48,516,182	—	110,181,081

Total Investments in Securities	$62,400,463	$1,273,569,724	$1,684,966	$1,337,655,153

Forward Exchange Contracts	—	8,120,202	—	8,120,202
Swaps	—	776,779	—	776,779
Liabilities:
Forward Exchange Contracts	—	5,284,253	—	5,284,253
Unfunded Loan Commitments	—	3,519	—	3,519

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

At December 31, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3[a]	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets
Investments in Securities:
Equity Investments:[c]
Consumer Services	$1,901,449	$—	$—	$—	$(1,901,449)	$—	$—	$—	$—	$—
Consumer Durables & Apparel	—[d]	113,482	—	—	—	—	—	229,578	343,060	229,578
Senior Floating Rate Interests	835,411	718,849	(309,097)	—	—	114,710	59,561	(77,528)	1,341,906	(3,315)

Total	$2,736,860	$832,331	$(309,097)	$—	$(1,901,449)	$114,710	$59,561	$152,050	$1,684,966	$226,263

aThe investment was transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes common and preferred stocks.

dIncludes securities determined to have no value.

FSI-46

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

13. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BOFA - Bank of America N.A.	AUD - Australian Dollar	AGMC - Assured Guaranty Municipal Corp.
BZWS - Barclays Bank PLC	BRL - Brazilian Real	CDO - Collateralized Debt Obligation
CITI - Citigroup, Inc.	EGP - Egyptian Pound	CLO - Collateralized Loan Obligation
DBAB - Deutsche Bank AG	EUR - Euro	DIP - Debtor-In-Possession
FBCO - Credit Suisse Group AG	GBP - British Pound	FGIC - Financial Guaranty Insurance Co.
HSBC - HSBC Bank USA, N.A.	HUF - Hungarian Forint	FICO - Financing Corp.
JPHQ - JPMorgan Chase & Co.	IDR - Indonesian Rupiah	FRN - Floating Rate Note
MSCO - Morgan Stanley	ILS - New Israeli Shekel	GO - General Obligation
UBSW - UBS AG	KRW - South Korean Won	ID - Improvement District
	LKR - Sri Lankan Rupee	IDA - Industrial Development Authority/Agency
	MXN - Mexican Peso	L/C - Letter of Credit
	MYR - Malaysian Ringgit	NATL - National Public Financial Guarantee Corp.
	NOK - Norwegian Krone PHP - Philippine Peso	NATL RE - National Public Financial Guarantee Corp. Reinsured
	PLN - Polish Zloty	PIK - Payment-In-Kind
	SEK - Swedish Krona	SBA - Small Business Administration
	SGD - Singapore Dollar	SF - Single Family
	UYU - Uraguayan Peso	USD - Unified/Union School District

FSI-47

Franklin Templeton Variable Insurance Products Trust

Franklin Strategic Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

FSI-48

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND

This annual report for Franklin Templeton VIP Founding Funds Allocation Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	3-Year	Inception (7/2/07)
Average Annual Total Return	-1.67%	+12.13%	-3.70%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was -0.64%. The administrator has contractually agreed to waive or assume certain expenses so that common expenses of the Fund (excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain nonroutine expenses) until 4/30/12. If the administrator had not waived fees, the Fund’s total returns would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (7/2/07–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the MSCI World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FFA-1

Fund Goals and Main Investments: Franklin Templeton VIP Founding Funds Allocation Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests equal portions in Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the S&P 500’s +2.11% total return but performed better than the MSCI World Index’s -5.02% total return for the same period.1

Economic and Market Overview

The U.S. economy improved steadily but modestly in 2011 despite geopolitical, employment and housing pressures. In contrast, growth outside the U.S. began to slow, which some attributed partly to the effects of Japan’s earthquake on the global supply chain and populist uprisings across the oil-and-gas-producing regions of the Middle East and North Africa. Although manufacturing growth slowed in the second half of the year as high commodity prices reduced purchasing power and demand ebbed, the trend began to reverse near year-end. The U.S. manufacturing sector helped power the domestic economy and led global manufacturing output heading into 2012. European and Asian manufacturing, however, generally weakened throughout 2011 as parts of Europe were in danger of falling back into recession.

The U.S. financial system and household balance sheets continued to improve, but the country still faced persistently high unemployment, a prolonged housing market slump and massive national debt. Inflation rose across much of the world but stayed relatively contained in the U.S., even slowing toward year-end amid declining energy and food prices. The Federal Reserve Board (Fed) sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase U.S. Treasuries with proceeds from maturing debt in an effort to support economic growth. Outside the U.S., European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. The European Central Bank cut short-term interest rates and expanded bank lending facilities, and six key global central banks agreed to lower dollar funding costs for

1. Source: © 2012 Morningstar. Please see Index descriptions following the Fund summaries.

Fund Risks: All investments involve risks. Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, this Fund may be subject to those same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Because the underlying funds invest in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction from interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in developing markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. Underlying funds may use certain derivative instruments which may be volatile and illiquid, may give rise to leverage and may involve a small investment relative to the risk assumed. These and other risks are described more fully in the Fund’s and underlying funds’ prospectuses.

FFA-2

Europe’s distressed commercial banks. Chinese policymakers lowered commercial bank reserve requirements and the International Monetary Fund revamped its credit line and eased its lending terms.

Although U.S. stock markets rallied in the spring, worrisome global events and slowing global growth dampened investor sentiment and market volatility surged. Risk-averse investors sought perceived safe havens and seemed to ignore that many companies generated record profits. Despite large swings, U.S. stocks as measured by the S&P 500 gained 2.11% in 2011.1 The Dow Jones Industrial Average rose 8.38%, reflecting investors’ general preference for large, established U.S. companies.1 In contrast, developed and emerging world stocks as measured by the MSCI All Country World Index fell 6.86%. Amid general global market declines, perceived safe-haven currencies such as the Japanese yen and Swiss franc rallied strongly, and U.S. Treasuries posted their best one-year return since 2008.

Investment Strategy

The Fund invests its assets in an equally weighted combination of Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1/3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the fiscal year under review, Franklin Income Securities Fund — Class 1 outperformed the S&P 500, while Mutual Shares Securities Fund — Class 1 underperformed the S&P 500. Templeton Growth Securities Fund — Class 1 underperformed the MSCI World Index.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

FFA-3

Thank you for your participation in Franklin Templeton VIP Founding Funds Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FFA-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then

8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 4

FFA-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During Period* 7/1/11–12/31/11	Expenses Paid During Period** 7/1/11–12/31/11
Actual	$1,000	$924.40	$2.18	$5.34
Hypothetical (5% return before expenses)	$1,000	$1,022.94	$2.29	$5.60

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 4 shares (0.45%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 4 shares (1.10%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FFA-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 1	2011		2010	2009	2008	2007[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.73		$7.15	$5.61	$9.33	$10.00

Income from investment operations[b]:
Net investment income (loss)[c,d]	0.25		0.24	0.26	0.28	(0.19)
Net realized and unrealized gains (losses)	(0.35)		0.52	1.46	(3.64)	(0.48)

Total from investment operations	(0.10)		0.76	1.72	(3.36)	(0.67)

Less distributions from:
Net investment income	—	[e]	(0.18)	(0.18)	(0.19)	—
Net realized gains	—		— [e]	—	(0.17)	—

Total distributions	—	[e]	(0.18)	(0.18)	(0.36)	—

Net asset value, end of year	$7.63		$7.73	$7.15	$5.61	$9.33

Total return[f]	(1.28)%		10.64%	30.47%	(35.75)%	(6.70)%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates[h]	0.11%		0.11%	0.12%	0.13%	0.41%
Expenses net of waiver and payments by affiliates[h]	0.10%		0.10%	0.10%	0.13%	0.41%
Net investment income (loss)[d]	3.44%		3.04%	4.16%	3.81%	(0.41)%

Supplemental data
Net assets, end of year (000’s)	$470		$437	$629	$339	$466
Portfolio turnover rate	58.42%		17.81%	4.23%	22.09%	0.04%

aFor the period July 2, 2007 (commencement of operations) to December 31, 2007.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.65% for the year ended December 31, 2011.

The accompanying notes are an integral part of these financial statements.

FFA-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 2	2011		2010	2009	2008	2007[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.71		$7.14	$5.61	$9.31	$10.00

Income from investment operations[b]:
Net investment income (loss)[c,d]	0.23		0.21	0.26	0.27	(0.03)
Net realized and unrealized gains (losses)	(0.35)		0.52	1.44	(3.63)	(0.66)

Total from investment operations	(0.12)		0.73	1.70	(3.36)	(0.69)

Less distributions from:
Net investment income	—	[e]	(0.16)	(0.17)	(0.17)	—
Net realized gains	—		— [e]	—	(0.17)	—

Total distributions	—	[e]	(0.16)	(0.17)	(0.34)	—

Net asset value, end of year	$7.59		$7.71	$7.14	$5.61	$9.31

Total return[f]	(1.54)%		10.25%	30.25%	(35.87)%	(6.90)%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates[h]	0.36%		0.36%	0.37%	0.38%	0.66%
Expenses net of waiver and payments by affiliates[h]	0.35%		0.35%	0.35%	0.38%	0.66%
Net investment income (loss)[d]	3.19%		2.79%	3.91%	3.56%	(0.66)%

Supplemental data
Net assets, end of year (000’s)	$448,101		$488,057	$474,176	$338,320	$131,710
Portfolio turnover rate	58.42%		17.81%	4.23%	22.09%	0.04%

aFor the period July 2, 2007 (commencement of operations) to December 31, 2007.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.65% for the year ended December 31, 2011.

The accompanying notes are an integral part of these financial statements.

FFA-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 4	2011		2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.71		$7.14	$5.62	$8.65

Income from investment operations[b]:
Net investment income[c,d]	0.24		0.19	0.23	0.19
Net realized and unrealized gains (losses)	(0.37)		0.54	1.46	(2.87)

Total from investment operations	(0.13)		0.73	1.69	(2.68)

Less distributions from:
Net investment income	—	[e]	(0.16)	(0.17)	(0.18)
Net realized gains	—		— [e]	—	(0.17)

Total distributions	—	[e]	(0.16)	(0.17)	(0.35)

Net asset value, end of year	$7.58		$7.71	$7.14	$5.62

Total return[f]	(1.67)%		10.24%	30.06%	(30.81)%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates[h]	0.46%		0.46%	0.47%	0.48%
Expenses net of waiver and payments by affiliates[h]	0.45%		0.45%	0.45%	0.48%
Net investment income[d]	3.09%		2.69%	3.81%	3.46%

Supplemental data
Net assets, end of year (000’s)	$2,860,928		$3,036,272	$1,424,479	$263,001
Portfolio turnover rate	58.42%		17.81%	4.23%	22.09%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.65% for the year ended December 31, 2011.

The accompanying notes are an integral part of these financial statements.

FFA-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Franklin Templeton VIP Founding Funds Allocation Fund	Shares	Value
Investments in Underlying Funds[a]
Domestic Equity 31.6%
Mutual Shares Securities Fund, Class 1	67,201,395	$1,046,325,725

Domestic Hybrid 31.6%
Franklin Income Securities Fund, Class 1	71,098,618	1,043,727,706

Foreign Equity 31.8%
Templeton Growth Securities Fund, Class 1	102,526,012	1,052,942,139

Total Investments in Underlying Funds (Cost $2,851,807,737) 95.0%		3,142,995,570
Other Assets, less Liabilities 5.0%		166,503,342

Net Assets 100.0%		$3,309,498,912

aSee Note 7 regarding investments in Underlying Funds.

The accompanying notes are an integral part of these financial statements.

FFA-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Franklin Templeton VIP Founding Funds Allocation Fund
Assets:
Investments in Underlying Funds: (Note 7)
Cost	$2,851,807,737

Value	$3,142,995,570
Cash	160,842,931
Receivables:
Investment securities sold	187,563
Capital shares sold	8,130,543
Other assets	91

Total assets	3,312,156,698

Liabilities:
Payables:
Capital shares redeemed	474,905
Affiliates	1,986,530
Reports to shareholders	143,902
Accrued expenses and other liabilities	52,449

Total liabilities	2,657,786

Net assets, at value	$3,309,498,912

Net assets consist of:
Paid-in capital	$3,267,118,803
Undistributed net investment income	115,004,672
Net unrealized appreciation (depreciation)	291,187,833
Accumulated net realized gain (loss)	(363,812,396)

Net assets, at value	$3,309,498,912

Class 1:
Net assets, at value	$470,202

Shares outstanding	61,636

Net asset value and maximum offering price per share	$7.63

Class 2:
Net assets, at value	$448,100,747

Shares outstanding	59,021,545

Net asset value and maximum offering price per share	$7.59

Class 4:
Net assets, at value	$2,860,927,963

Shares outstanding	377,511,860

Net asset value and maximum offering price per share	$7.58

The accompanying notes are an integral part of these financial statements.

FFA-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Franklin Templeton VIP Founding Funds Allocation Fund
Investment income:
Dividends from Underlying Funds (Note 7)	$131,232,167

Expenses:
Administrative fees (Note 3a)	3,708,840
Distribution fees: (Note 3b)
Class 2	1,195,566
Class 4	11,300,550
Unaffiliated transfer agent fees	3,684
Custodian fees (Note 4)	3,306
Reports to shareholders	333,870
Professional fees	67,810
Trustees’ fees and expenses	13,842
Other	51,629

Total expenses	16,679,097
Expenses waived/paid by affiliates (Note 3d)	(474,139)

Net expenses	16,204,958

Net investment income	115,027,209

Realized and unrealized gains (losses):
Net realized gain (loss) from sale of investments in Underlying Funds (Note 7)	(183,417,581)
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	(140,904,024)

Net realized and unrealized gain (loss)	(324,321,605)

Net increase (decrease) in net assets resulting from operations	$(209,294,396)

The accompanying notes are an integral part of these financial statements.

FFA-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Templeton VIP Founding Funds Allocation Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income	$115,027,209	$69,934,841
Net realized gain (loss) from Underlying Funds	(183,417,581)	(102,829,602)
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	(140,904,024)	305,671,809

Net increase (decrease) in net assets resulting from operations	(209,294,396)	272,777,048

Distributions to shareholders from:
Net investment income:
Class 1	(68)	(19,195)
Class 2	(73,496)	(9,975,426)
Class 4	(555,926)	(59,699,243)
Net realized gains:
Class 1	—	(64)
Class 2	—	(37,379)
Class 4	—	(225,645)

Total distributions to shareholders	(629,490)	(69,956,952)

Capital share transactions: (Note 2)
Class 1	45,474	(249,343)
Class 2	(32,955,021)	(22,011,518)
Class 4	27,566,498	1,444,922,739

Total capital share transactions	(5,343,049)	1,422,661,878

Net increase (decrease) in net assets	(215,266,935)	1,625,481,974
Net assets:
Beginning of year	3,524,765,847	1,899,283,873

End of year	$3,309,498,912	$3,524,765,847

Undistributed net investment income included in net assets:
End of year	$115,004,672	$606,953

The accompanying notes are an integral part of these financial statements.

FFA-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Templeton VIP Founding Funds Allocation Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2011, 72.66% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

Net asset value per share is calculated as of the close of trading of the NYSE. Investments in the Underlying Funds are valued at their closing net asset value each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

FFA-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	12,893	$104,448	28,887	$212,938
Shares issued in reinvestment of distributions	9	68	2,512	19,259
Shares redeemed	(7,764)	(59,042)	(62,828)	(481,540)

Net increase (decrease)	5,138	$45,474	(31,429)	$(249,343)

Class 2 Shares:
Shares sold	6,091,791	$47,334,953	5,965,854	$43,444,607
Shares issued in reinvestment of distributions	9,187	73,496	1,309,697	10,012,805
Shares redeemed	(10,341,627)	(80,363,470)	(10,412,128)	(75,468,930)

Net increase (decrease)	(4,240,649)	$(32,955,021)	(3,136,577)	$(22,011,518)

Class 4 Shares:
Shares sold	298,702,307	$2,283,542,888	260,520,140	$1,895,056,899
Shares issued on reinvestment of distributions	69,578	555,926	7,836,782	59,924,888
Shares redeemed	(315,059,008)	(2,256,532,316)	(73,968,871)	(510,059,048)

Net increase (decrease)	(16,287,123)	$27,566,498	194,388,051	$1,444,922,739

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FFA-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of each Fund’s investment in the Underlying Funds.

b. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of administrative fees and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2012.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as short-term or long-term. During the year ended December 31, 2011, the Fund had capital loss carryforwards not subject to expiration of $114,009,192.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from:
Ordinary income	$629,490	$69,719,533
Long term capital gain	—	237,419

	$629,490	$69,956,952

FFA-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

5. INCOME TAXES (continued)

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$3,101,610,943

Unrealized appreciation	$72,444,980
Unrealized depreciation	(31,060,353)

Net unrealized appreciation (depreciation)	$41,384,627

Distributable earnings – undistributed ordinary income	$115,004,672

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2011, aggregated $2,142,232,167 and $2,170,193,792, respectively.

7. INVESTMENTS IN UNDERLYING FUNDS

The Fund invests primarily in the Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in the Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Investments in Underlying Funds for the year ended December 31, 2011, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)	% of Underlying Fund Shares Outstanding Held at End of Year
Franklin Income Securities Fund, Class 1	77,056,138	50,750,679	56,708,199	71,098,618	$1,043,727,706	$80,509,469	$(52,538,930)	13.38%
Mutual Shares Securities Fund, Class 1	72,027,638	43,726,090	48,552,333	67,201,395	1,046,325,725	29,521,165	(57,031,675)	19.75%
Templeton Growth Securities Fund, Class 1	104,073,430	65,742,515	67,289,933	102,526,012	1,052,942,139	21,201,533	(73,846,976)	41.58%

Total					$3,142,995,570	$131,232,167	$(183,417,581)

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

FFA-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

8. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2011, all of the Fund’s investments in Underlying Funds carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FFA-18

Franklin Templeton Variable Insurance Products Trust

Franklin Templeton VIP Founding Funds Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton VIP Founding Funds Allocation Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

FFA-19

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2011.

FFA-20

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

This annual report for Mutual Global Discovery Securities Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	5-Year	10-Year
Average Annual Total Return	-3.08%	+1.39%	+7.90%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +0.57%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/02–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the MSCI World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

Mutual Global Discovery Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

MGD-1

Fund Goal and Main Investments: Mutual Global Discovery Securities Fund seeks capital appreciation. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed better than the -5.02% total return of the MSCI World Index, but underperformed the S&P 500, which posted a +2.11% total return for the same period.1

Economic and Market Overview

Global stocks declined in 2011 as deepening sovereign debt, political paralysis and economic growth concerns led to escalating investor anxiety and severe market volatility. Stocks entered the year supported by positive momentum in corporate earnings and renewed economic stimulus measures in the developed world. However, a number of events interrupted the market’s rise early in 2011, including a severe natural disaster and nuclear crisis in Japan and populist uprisings across the oil-and-gas-producing regions of the Middle East and North Africa. Global markets recovered quickly from these setbacks but soon faced more significant turmoil as Europe’s sovereign debt crisis worsened in the summer. Portugal, Greece and Ireland received bailouts and had their credit ratings slashed to junk grade, while rising bond yields in the larger economies of Italy and Spain, and eventually in the critical core economies of Germany and France, threatened the survival of the European Monetary Union. The U.S.’s sovereign debt issues and political dysfunction, accompanied by the downgrade of its AAA credit rating to AA+, further pressured investor sentiment during the summer months. Additionally, the precarious state of the global banking system as well as emerging signs of a renewed global economic slowdown and possible hard landing in China weighed on the markets.

Despite these global challenges, corporate profits remained remarkably resilient, some signs of U.S. economic improvement emerged toward year-end, and European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. Greek and Italian prime ministers were replaced with technocrats tasked with arresting a debt spiral, the European Central Bank cut short-term interest rates and expanded bank lending facilities, and six key global central banks

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Foreign investing, especially in developing markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Smaller and midsize company securities involve special risks, such as relatively small revenues, limited product lines and small market share. The Fund’s investment in certain hedging and derivative instruments may involve a small investment relative to the risk assumed. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

MGD-2

agreed to lower dollar funding costs for Europe’s distressed commercial banks. Meanwhile, the Federal Reserve Board increased purchases of long-dated bonds to reduce key borrowing costs and hinted at “additional policy accommodation.” Chinese policymakers lowered commercial bank reserve requirements and the International Monetary Fund revamped its credit line and eased its lending terms. Commodities initially rallied due to the coordinated monetary stimulus, but most ultimately declined as global economic prospects weakened. Gold and oil, however, made annual gains. In currency markets, the euro declined with escalating weakness at year-end, while the dollar ultimately rose after a late surge. Amid general global market declines, perceived safe-haven currencies such as the Japanese yen and Swiss franc rallied strongly, and U.S. Treasuries posted their best one-year return since 2008.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the

MGD-3

target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Despite the weak performance of global stock markets in 2011, several Fund investments increased in value. Three particularly strong performers were U.K.-based tobacco companies British American Tobacco (BAT) and Imperial Tobacco Group, and U.S. managed health care provider UnitedHealth Group.

BAT shares were a key contributor to Fund performance as the company announced operating results that repeatedly exceeded market expectations through the third quarter of 2011. Management also announced it had completed a five-year goal to realize £800 million in cost savings two years ahead of schedule, and it laid out a new goal to continue growing operating margins for the next six to seven years by increasing prices and cutting costs. In 2011, BAT and other tobacco stocks also benefited from the defensive nature of their business models, which include pricing power, reasonably predictable operating profits and high dividend payout ratios. BAT has been a long-term Fund holding, and we continue to believe the shares are an attractive investment in a market fraught with uncertainty.

During the year, Imperial Tobacco reported sufficient progress in deleveraging its balance sheet, and announced a dividend increase and share buyback program. In light of Imperial’s year-end 2011 stock valuation, we believed the share buyback was an attractive way for the company to return cash to shareholders while simultaneously enhancing earnings growth. In addition, the company announced it intends to increase the dividend payout ratio and narrow the gap with its closest competitors. In our analysis, what we consider the stock’s attractive valuation and the potential for future dividend growth to exceed the pace of its peers could enable Imperial management to generate meaningful total shareholder returns in the medium term.

Top 10 Sectors/Industries

Mutual Global Discovery Securities Fund 12/31/11

% of Total Net Assets
Tobacco	10.8%
Pharmaceuticals	6.9%
Oil, Gas & Consumable Fuels	6.3%
Insurance	5.0%
Commercial Banks	4.3%
Food & Staples Retailing	3.6%
Media	3.5%
Beverages	3.0%
Industrial Conglomerates	3.0%
Software	2.9%

MGD-4

UnitedHealth’s shares rose during the year as its earnings beat management’s initial guidance in part due to lower-than-expected utilization of medical services by its members in addition to strong membership growth. The company increased its dividend in 2011, while its board of directors re-authorized the company’s share repurchase plan. At a UnitedHealth investor day convening in late November, management reaffirmed its 13% to 15% long-term earnings growth rate goal, which it seeks to achieve via high, single-digit topline growth and productivity enhancements.

Given the highly volatile year for global stock markets in general, several holdings had a negative effect on the Fund. These included large U.S. financial institutions Bank of America and Morgan Stanley, and German industrial conglomerate ThyssenKrupp.

Bank of America shares declined in 2011 as investors reacted to the company’s potential exposure to large mortgage-related losses. There was also a growing concern that related losses might force the company into a dilutive, capital-raising scenario. Bank of America also faced a very difficult general operating environment in 2011. Low interest rates, weak lending, the impact of new consumer rules on fees, and a drop-off in capital markets activity all pressured earnings and the stock price. Like many other financial stocks, Bank of America was also impacted by contagion fears from Europe, changes in capital requirements and uncertainty over the impact of new regulations such as Dodd-Frank. Although we still believed this holding held value, we exited our position in Bank of America and reallocated the capital proceeds to companies where we thought better risk-reward characteristics existed.

Morgan Stanley’s stock price decline was driven largely by negative sentiment toward global investment banks, given economic and regulatory uncertainty, particularly in the U.S. and Europe. Additional fears surfaced during the second half of 2011 that Morgan Stanley held excessive sovereign exposure to certain highly leveraged European countries in its accounts, although this turned out to be false. Morgan Stanley also faced operating challenges in its two main business segments, wealth management and institutional securities, due to client risk aversion and weak capital markets activity levels. At year-end, we continued to view Morgan Stanley as an attractive investment given its low stock valuation and strong earnings potential, according to our analysis. We also think the company has made great strides over the past few years in terms of strengthening its balance sheet while improving funding and capital positions.

Top 10 Holdings

Mutual Global Discovery Securities Fund 12/31/11

Company Sector/Industry, Country	% of Total Net Assets
Imperial Tobacco Group PLC	2.8%
Tobacco, U.K.
British American Tobacco PLC	2.7%
Tobacco, U.K.
CVS Caremark Corp.	2.5%
Food & Staples Retailing, U.S.
Lorillard Inc.	2.3%
Tobacco, U.S.
Merck & Co Inc.	2.2%
Pharmaceuticals, U.S.
Vodafone Group PLC	2.2%
Wireless Telecommunication Services, U.K.
Pernod Ricard SA	2.1%
Beverages, France
ACE Ltd.	2.0%
Insurance, U.S.
Pfizer Inc.	2.0%
Pharmaceuticals, U.S.
Kraft Foods Inc., A	2.0%
Food Products, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

MGD-5

ThyssenKrupp is an industrial conglomerate that has two lines of business — materials and technology. The materials segment includes one of the world’s largest non-integrated steel producers, while the technology division is diverse and includes segments that manufacture elevators, produce components for the automotive industry and build large scale industrial plants, military ships and submarines. Thyssen-Krupp is a restructuring story with new management working to deliver on past investments and improve productivity. Its stock price moved lower in the second half of 2011 due to concerns the global economic recovery was stalling and as leaders struggled to contain the European sovereign debt crisis. German industrial companies, including ThyssenKrupp, suffered as they are generally perceived to be most exposed to a weakening Europe. The stock also moved lower because of company delays in ramping up a significant steel project in the Americas. Despite the recent pullback, we continue to believe the company is in the early stages of transformation and that the company’s ongoing restructuring efforts could be a positive catalyst in streamlining its businesses.

During the year, the Fund held currency forwards to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negligible impact on the Fund’s performance during the period.

Thank you for your participation in Mutual Global Discovery Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

MGD-6

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Global Discovery Securities Fund – Class 4

MGD-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$920.60	$6.44
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.77

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.33%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

MGD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 1	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.16	$19.14	$16.12	$24.08	$22.05

Income from investment operations[a]:
Net investment income[b]	0.52	0.38	0.19 [c]	0.37	0.47
Net realized and unrealized gains (losses)	(1.09)	1.94	3.57	(6.95)	2.22

Total from investment operations	(0.57)	2.32	3.76	(6.58)	2.69

Less distributions from:
Net investment income	(0.50)	(0.30)	(0.26)	(0.52)	(0.38)
Net realized gains	(0.43)	—	(0.48)	(0.86)	(0.28)

Total distributions	(0.93)	(0.30)	(0.74)	(1.38)	(0.66)

Net asset value, end of year	$19.66	$21.16	$19.14	$16.12	$24.08

Total return[d]	(2.73)%	12.24%	23.63%	(28.29)%	12.17%
Ratios to average net assets
Expenses[e,f]	0.97%	1.00%	1.06%	0.98%	0.97%
Expenses incurred in connection with securities sold short	—% [g]	0.02%	0.09%	0.01%	—% [g]
Net investment income	2.34%	1.93%	1.07% [c]	1.82%	1.96%

Supplemental data
Net assets, end of year (000’s)	$974	$84,213	$86,755	$81,320	$142,751
Portfolio turnover rate	26.17% [h]	49.31%	43.35%	22.76%	28.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.26%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gRounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 14.

The accompanying notes are an integral part of these financial statements.

MGD-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 2	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.80	$18.81	$15.85	$23.69	$21.73

Income from investment operations[a]:
Net investment income[b]	0.43	0.33	0.14 [c]	0.32	0.40
Net realized and unrealized gains (losses)	(1.04)	1.91	3.50	(6.84)	2.18

Total from investment operations	(0.61)	2.24	3.64	(6.52)	2.58

Less distributions from:
Net investment income	(0.46)	(0.25)	(0.20)	(0.46)	(0.34)
Net realized gains	(0.43)	—	(0.48)	(0.86)	(0.28)

Total distributions	(0.89)	(0.25)	(0.68)	(1.32)	(0.62)

Net asset value, end of year	$19.30	$20.80	$18.81	$15.85	$23.69

Total return[d]	(2.96)%	11.96%	23.31%	(28.45)%	11.85%
Ratios to average net assets
Expenses[e,f]	1.22%	1.25%	1.31%	1.23%	1.22%
Expenses incurred in connection with securities sold short	—% [g]	0.02%	0.09%	0.01%	—% [g]
Net investment income	2.09%	1.68%	0.82% [c]	1.57%	1.71%

Supplemental data
Net assets, end of year (000’s)	$712,161	$1,351,223	$1,309,852	$1,113,720	$1,867,484
Portfolio turnover rate	26.17% [h]	49.31%	43.35%	22.76%	28.20%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.01%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

gRounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 14.

The accompanying notes are an integral part of these financial statements.

MGD-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 4	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.02	$19.02	$16.07	$22.50

Income from investment operations[b]:
Net investment income[c]	0.40	0.31	0.11 [d]	0.09
Net realized and unrealized gains (losses)	(1.05)	1.94	3.56	(5.14)

Total from investment operations	(0.65)	2.25	3.67	(5.05)

Less distributions from:
Net investment income	(0.44)	(0.25)	(0.24)	(0.52)
Net realized gains	(0.43)	—	(0.48)	(0.86)

Total distributions	(0.87)	(0.25)	(0.72)	(1.38)

Net asset value, end of year	$19.50	$21.02	$19.02	$16.07

Total return[e]	(3.08)%	11.87%	23.19%	(23.48)%
Ratios to average net assets[f]
Expenses[g,h]	1.32%	1.35%	1.41%	1.33%
Expenses incurred in connection with securities sold short	—% [i]	0.02%	0.09%	0.01%
Net investment income	1.99%	1.58%	0.72% [d]	1.47%

Supplemental data
Net assets, end of year (000’s)	$66,695	$70,613	$59,178	$23,981
Portfolio turnover rate	26.17% [j]	49.31%	43.35%	22.76%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.91%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 14.

The accompanying notes are an integral part of these financial statements.

MGD-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 85.9%
Aerospace & Defense 0.9%
[a]Raytheon Co.	United States	142,446	$6,891,537

Auto Components 0.7%
[b,c,d]Collins & Aikman Products Co., Contingent Distribution	United States	218,708	728
[b]Continental AG	Germany	61,983	3,842,678
[b,e]International Automotive Components Group Brazil LLC	Brazil	424,073	344,190
[e,f]International Automotive Components Group North America, LLC	United States	3,000,220	1,271,794

			5,459,390

Automobiles 0.8%
Daimler AG	Germany	84,148	3,677,766
[b]General Motors Co.	United States	136,940	2,775,774

			6,453,540

Beverages 3.0%
Coca-Cola Enterprises Inc.	United Kingdom	107,220	2,764,132
Dr. Pepper Snapple Group Inc.	United States	120,110	4,741,943
Pernod Ricard SA	France	172,800	16,027,120

			23,533,195

Biotechnology 1.1%
Amgen Inc.	United States	127,884	8,211,432

Capital Markets 1.7%
Morgan Stanley	United States	450,600	6,817,578
[b]UBS AG	Switzerland	551,086	6,565,931

			13,383,509

Chemicals 1.1%
Linde AG	Germany	55,814	8,303,995

Commercial Banks 4.3%
[b,e,g]The Bankshares Inc.	United States	800,000	2,859,392
[b]CIT Group Inc.	United States	81,872	2,854,877
[b,e]Elephant Capital Holdings Ltd.	Japan	1,903	—
HSBC Holdings PLC	United Kingdom	187,440	1,429,794
KB Financial Group Inc.	South Korea	101,400	3,175,174
[b,e]NCB Warrant Holdings Ltd., A	Japan	9,306	—
PNC Financial Services Group Inc.	United States	157,001	9,054,248
Wells Fargo & Co.	United States	503,540	13,877,562

			33,251,047

Commercial Services & Supplies 0.3%
Edenred	France	82,673	2,035,210

Communications Equipment 0.9%
Cisco Systems Inc.	United States	399,250	7,218,440

Construction & Engineering 0.6%
Vinci SA	France	99,255	4,337,004

Construction Materials 0.5%
CRH PLC	Ireland	211,723	4,209,148

Consumer Finance 0.0%†
[b]Comdisco Holding Co. Inc.	United States	44	260

Containers & Packaging 0.7%
Rexam PLC	United Kingdom	1,039,817	5,688,367

MGD-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Diversified Financial Services 2.5%
Citigroup Inc.	United States	167,204	$4,399,137
[b]Deutsche Boerse AG	Germany	155,457	8,150,936
[b,h]North American Financial Holdings Inc., A, 144A	United States	78,494	1,177,410
[b,h]North American Financial Holdings Inc., B, 144A, non-voting	United States	269,922	4,048,830
NYSE Euronext	United States	77,522	2,023,324

			19,799,637

Diversified Telecommunication Services 0.9%
[b]AboveNet Inc.	United States	24,161	1,570,707
Cable & Wireless Communication PLC	United Kingdom	2,250,099	1,331,232
[b,c,d]Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—
[b,c,d]Marconi Corp., Contingent Distribution	United Kingdom	1,739,100	32,340
Vivendi SA	France	177,539	3,888,025

			6,822,304

Electric Utilities 2.6%
[b,e]AET&D Holdings No. 1 Pty. Ltd.	Australia	1,361,600	—
E.ON AG	Germany	367,602	7,864,764
Exelon Corp.	United States	288,450	12,510,076

			20,374,840

Electrical Equipment 0.3%
Alstom SA	France	82,608	2,505,125

Energy Equipment & Services 0.9%
Ensco PLC, ADR	United States	95,904	4,499,815
[b]Petroleum Geo-Services ASA	Norway	7,349	80,425
Transocean Ltd.	United States	73,643	2,827,155

			7,407,395

Food & Staples Retailing 3.6%
CVS Caremark Corp.	United States	480,292	19,586,308
Koninklijke Ahold NV	Netherlands	647,986	8,726,551

			28,312,859

Food Products 2.0%
Farmer Brothers Co.	United States	37,760	288,487
Kraft Foods Inc., A	United States	411,076	15,357,799

			15,646,286

Health Care Equipment & Supplies 1.8%
[b]Boston Scientific Corp.	United States	777,474	4,151,711
Medtronic Inc.	United States	257,934	9,865,976

			14,017,687

Health Care Providers & Services 2.5%
[b]Medco Health Solutions Inc.	United States	134,507	7,518,941
Rhoen-Klinikum AG	Germany	381,880	7,275,614
UnitedHealth Group Inc.	United States	91,060	4,614,921

			19,409,476

Hotels, Restaurants & Leisure 1.4%
Accor SA	France	174,646	4,427,078
Ladbrokes PLC	United Kingdom	3,059,589	6,185,127

			10,612,205

MGD-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Independent Power Producers & Energy Traders 0.8%
[b]NRG Energy Inc.	United States	364,067	$6,596,894

Industrial Conglomerates 3.0%
Jardine Matheson Holdings Ltd.	Hong Kong	189,097	8,897,013
Jardine Strategic Holdings Ltd.	Hong Kong	526,698	14,573,734

			23,470,747

Insurance 5.0%
ACE Ltd.	United States	223,660	15,683,039
[b]Alleghany Corp.	United States	2,730	778,842
American International Group Inc.	United States	278,620	6,463,984
E-L Financial Corp. Ltd.	Canada	5,378	1,794,161
[b,e]Imagine Group Holdings Ltd.	Bermuda	120,290	1,505,983
MetLife Inc.	United States	78,866	2,459,042
[b,e]Olympus Re Holdings Ltd.	United States	2,140	—
PartnerRe Ltd.	Bermuda	94,940	6,096,097
Zurich Financial Services AG	Switzerland	17,558	3,976,208

			38,757,356

IT Services 0.0%†
Glodyne Technoserve Ltd.	India	1,746	7,865

Machinery 1.7%
Schindler Holding AG, PC	Switzerland	79,195	9,233,157
Stanley Black & Decker Inc.	United States	58,667	3,965,889

			13,199,046

Marine 1.3%
A.P. Moller – Maersk AS, B	Denmark	1,565	10,333,594

Media 3.5%
Daekyo Co. Ltd.	South Korea	5,820	31,328
Eutelsat Communications	France	238,364	9,301,713
News Corp., A	United States	213,888	3,815,762
News Corp., B	United States	10,538	191,580
Time Warner Cable Inc.	United States	66,570	4,231,855
Viacom Inc., B	United States	219,200	9,953,872

			27,526,110

Metals & Mining 0.7%
ThyssenKrupp AG	Germany	233,491	5,364,786

Multi-Utilities 1.5%
GDF Suez	France	368,134	10,063,170
Hera SpA	Italy	1,169,832	1,670,067

			11,733,237

Multiline Retail 0.4%
Kohl’s Corp.	United States	62,320	3,075,492

Office Electronics 1.3%
Xerox Corp.	United States	1,261,817	10,044,063

Oil, Gas & Consumable Fuels 6.3%
Apache Corp.	United States	88,500	8,016,330
BP PLC	United Kingdom	799,477	5,714,086
Marathon Oil Corp.	United States	198,761	5,817,734
Marathon Petroleum Corp.	United States	100,535	3,346,810

MGD-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.	United States	93,480	$5,210,575
Royal Dutch Shell PLC, A	United Kingdom	413,620	15,070,057
The Williams Cos. Inc.	United States	178,970	5,909,589

			49,085,181

Pharmaceuticals 6.9%
Eli Lilly & Co.	United States	226,320	9,405,859
Merck & Co. Inc.	United States	455,858	17,185,847
Novartis AG, ADR	Switzerland	126,364	7,224,230
Pfizer Inc.	United States	723,271	15,651,584
Teva Pharmaceutical Industries Ltd., ADR	Israel	115,150	4,647,454

			54,114,974

Real Estate Investment Trusts (REITs) 1.6%
The Link REIT	Hong Kong	3,457,876	12,733,404

Real Estate Management & Development 0.9%
[d]Canary Wharf Group PLC	United Kingdom	487,324	1,789,048
Great Eagle Holdings Ltd.	Hong Kong	1,012,524	1,986,824
Swire Pacific Ltd., B	Hong Kong	1,224,472	2,878,848

			6,654,720

Software 2.9%
Microsoft Corp.	United States	506,298	13,143,496
Nintendo Co. Ltd.	Japan	29,900	4,117,976
[b]Symantec Corp.	United States	330,339	5,169,805

			22,431,277

Tobacco 10.8%
Altria Group Inc.	United States	309,171	9,166,920
British American Tobacco PLC	United Kingdom	435,916	20,708,690
Imperial Tobacco Group PLC	United Kingdom	566,874	21,457,712
[a,i]Lorillard Inc.	United States	160,378	18,283,092
Philip Morris International Inc.	United States	122,891	9,644,486
Reynolds American Inc.	United States	115,475	4,782,974

			84,043,874

Wireless Telecommunication Services 2.2%
Vodafone Group PLC	United Kingdom	6,057,446	16,836,918

Total Common Stocks and Other Equity Interests (Cost $600,731,036)			669,893,426

Preferred Stocks 0.8%
Automobiles 0.5%
Volkswagen AG, pfd.	Germany	23,398	3,487,085

Diversified Financial Services 0.3%
[b,e]Hightower Holding LLC, pfd., A, Series 2	United States	1,114,214	2,333,811

Total Preferred Stocks (Cost $4,767,787)			5,820,896

MGD-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Global Discovery Securities Fund	Country	Principal Amount*	Value
Corporate Bonds, Notes and Senior Floating Rate Interests 4.7%
Clear Channel Communications Inc.,
[j,k]Delayed Draw 2 Term Loan, 3.946%, 1/29/16	United States	1,509,000	$1,094,968
[l]senior note, PIK, 11.00%, 8/01/16	United States	2,001,000	1,270,635
[j,k]Tranche B Term Loan, 3.946%, 1/29/16	United States	8,869,000	6,580,302
[j,k]Tranche C Term Loan, 3.946%, 1/29/16	United States	1,802,075	1,308,757
Realogy Corp.,
[j,k]Extended First Lien Term Loan, 4.691%, 10/10/16	United States	10,563,406	9,478,766
[j,k]Extended Synthetic Letter of Credit, 4.545%, 10/10/16	United States	720,146	646,202
[h]senior secured note, 144A, 7.875%, 2/15/19	United States	411,000	359,625
Rite Aid Corp., senior note,
8.625%, 3/01/15	United States	1,177,000	1,141,690
9.375%, 12/15/15	United States	1,886,000	1,829,420
[j,k]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.776%, 10/10/17	United States	12,912,264	8,220,812
[h]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	5,895,000	5,032,856

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $42,233,538)			36,964,033

Corporate Notes and Senior Floating Rate Interests in Reorganization 0.9%
[e,m]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	722	—
[m]NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	4,854,000	3,616,230
[j,k,m]Tribune Co., 6/04/14,
Incremental Term Loan, 7.25%	United States	761,000	433,295
[n]Initial Tranche B Term Loan, 5.25%	United States	4,769,000	2,799,136

Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $8,491,633)			6,848,661

		Shares
Companies in Liquidation 0.0%†
[b]Adelphia Recovery Trust	United States	5,379,562	5,379
[b,c]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774	15,858
[b,c,d]Century Communications Corp., Contingent Distribution	United States	1,074,000	—
[b,e]FIM Coinvestor Holdings I, LLC	United States	2,077,368	—

Total Companies in Liquidation (Cost $497,457)			21,237

Total Investments before Short Term Investments (Cost $656,721,451)			719,548,253

		Principal Amount*
Short Term Investments 3.1%
U.S. Government and Agency Securities 3.1%
[o]FHLB, 1/03/12	United States	500,000	500,000
[a,o]U.S. Treasury Bills, 3/22/12 - 6/28/12	United States	24,000,000	23,995,798

Total U.S. Government and Agency Securities (Cost $24,495,299)			24,495,798

Total Investments (Cost $681,216,750) 95.4%			744,044,051
Options Written (0.0)%†			(70,560)
Securities Sold Short (0.6)%			(4,868,663)
Other Assets, less Liabilities 5.2%			40,724,443

Net Assets 100.0%			$779,829,271

MGD-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Global Discovery Securities Fund	Country	Number of Contracts	Value
[p]Options Written (Premiums received $62,276) (0.0)%†
Calls – Exchange-Traded
Tobacco (0.0)%†
Lorillard Inc., February Strike Price $115, Expires 2/18/12	United States	160	$(70,560)

		Shares
[q]Securities Sold Short (Proceeds $5,581,075) (0.6)%
Health Care Providers & Services (0.6)%
Express Scripts Inc.	United States	108,943	(4,868,663)

*The principal amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and written options contracts. At December 31, 2011, the aggregate value of these securities and/or cash pledged as collateral was $11,543,217, representing 1.48% of net assets.

bNon-income producing.

cContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2011, the aggregate value of these securities was $1,822,116, representing 0.23% of net assets.

eSee Note 9 regarding restricted securities.

fAt December 31, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

gSee Note 12 regarding holdings of 5% voting securities.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2011, the aggregate value of these securities was $10,618,721, representing 1.36% of net assets.

iA portion or all of the security is held in connection with written option contracts open at year end.

jThe coupon rate shown represents the rate at period end.

kSee Note 1(g) regarding senior floating rate interests.

lIncome may be received in additional securities and/or cash.

mSee Note 7 regarding credit risk and defaulted securities.

nA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

oThe security is traded on a discount basis with no stated coupon rate.

pSee Note 1(d) regarding written options.

qSee Note 1(e) regarding securities sold short.

MGD-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Global Discovery Securities Fund

At December 31, 2011, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
EUR/USD	Short	166	$26,908,600	3/19/12	$201,464	$—
GBP/USD	Short	95	9,203,125	3/19/12	—	(197)

Unrealized appreciation (depreciation)					201,464	(197)

Net unrealized appreciation (depreciation)					$201,267

At December 31, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	BZWS	Buy	70,046	$109,408	1/17/12	$—	$(627)
British Pound	BZWS	Buy	117,130	181,492	1/17/12	408	—
British Pound	HAND	Buy	117,130	181,550	1/17/12	351	—
British Pound	BZWS	Sell	5,393,465	8,473,284	1/17/12	97,310	—
British Pound	HSBC	Sell	5,023,225	7,884,068	1/17/12	83,071	—
British Pound	BOFA	Sell	171,206	275,867	1/17/12	9,985	—
British Pound	DBAB	Sell	435,663	700,990	1/17/12	24,411	—
Euro	BOFA	Buy	2,712,011	3,529,388	1/18/12	—	(18,780)
Euro	SSBT	Buy	293,735	393,429	1/18/12	—	(13,198)
Euro	BZWS	Buy	1,064,349	1,386,292	1/18/12	—	(8,528)
Euro	BOFA	Sell	6,372,851	8,848,696	1/18/12	599,251	—
Euro	SSBT	Sell	4,881,997	6,771,330	1/18/12	451,746	—
Euro	HSBC	Sell	344,540	488,401	1/18/12	42,405	—
Euro	BZWS	Sell	344,540	487,827	1/18/12	41,831	—
Euro	DBAB	Sell	179,754	254,981	1/18/12	22,295	—
Japanese Yen	HSBC	Sell	6,500,000	83,925	1/20/12	—	(556)
Japanese Yen	BOFA	Buy	10,250,205	133,358	1/20/12	—	(134)
Japanese Yen	DBAB	Buy	4,320,500	55,467	1/20/12	687	—
Japanese Yen	BOFA	Buy	4,574,750	58,809	1/20/12	650	—
Japanese Yen	DBAB	Sell	151,157,205	1,972,289	1/20/12	7,676	—
Canadian Dollar	BOFA	Buy	152,663	146,631	1/31/12	3,050	—
Canadian Dollar	DBAB	Buy	212,100	206,951	1/31/12	1,006	—
Canadian Dollar	BOFA	Sell	2,001,423	2,007,173	1/31/12	44,846	—
Swiss Franc	SSBT	Buy	3,700,000	5,000,541	2/10/12	—	(1,054,229)
Swiss Franc	DBAB	Buy	9,249,366	10,573,451	2/10/12	—	(708,348)
Swiss Franc	BOFA	Buy	7,946,913	8,884,833	2/10/12	—	(408,888)
Swiss Franc	BZWS	Buy	3,118,657	3,602,119	2/10/12	—	(275,852)
Swiss Franc	HAND	Buy	1,655,715	1,869,386	2/10/12	—	(103,449)
Swiss Franc	BZWS	Sell	18,992,776	24,788,850	2/10/12	4,531,713	—
Swiss Franc	DBAB	Sell	19,056,405	24,824,309	2/10/12	4,499,307	—
Swiss Franc	HSBC	Sell	464,576	511,146	2/10/12	15,643	—
Swiss Franc	BOFA	Sell	529,129	568,442	2/10/12	4,089	—
British Pound	HSBC	Sell	3,023,880	4,671,895	2/21/12	—	(22,570)
British Pound	BOFA	Sell	7,634,280	12,039,260	2/21/12	187,316	—
British Pound	DBAB	Sell	591,532	926,169	2/21/12	7,838	—
British Pound	SSBT	Sell	158,314	248,418	2/21/12	2,642	—
British Pound	HSBC	Sell	158,314	248,477	2/21/12	2,700	—
British Pound	BZWS	Sell	158,314	248,290	2/21/12	2,514	—
Australian Dollar	BZWS	Sell	37,079	35,784	2/23/12	—	(1,908)

MGD-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Global Discovery Securities Fund
Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	DBAB	Sell	14,921	$14,401	2/23/12	$—	$(767)
Australian Dollar	SSBT	Buy	52,000	52,182	2/23/12	678	—
Euro	BZWS	Buy	1,534,695	2,077,483	2/29/12	—	(90,121)
Euro	BZWS	Sell	15,548,317	22,395,153	2/29/12	2,260,777	—
Euro	DBAB	Sell	7,151,741	9,726,878	2/29/12	465,693	—
Euro	BZWS	Buy	2,133,445	2,890,130	3/15/12	—	(126,927)
Euro	DBAB	Buy	83,370	115,628	3/15/12	—	(7,649)
Euro	BZWS	Sell	10,582,715	14,444,556	3/15/12	737,999	—
Euro	BOFA	Sell	10,277,067	14,042,877	3/15/12	732,190	—
Euro	DBAB	Sell	201,599	264,774	3/15/12	3,666	—
British Pound	BZWS	Sell	5,929,177	9,154,650	3/19/12	—	(47,618)
British Pound	BOFA	Sell	6,155,233	9,700,647	3/19/12	147,534	—
British Pound	BOFA	Sell	3,084,472	4,754,114	4/16/12	—	(31,648)
British Pound	DBAB	Sell	113,122	175,319	4/16/12	—	(198)
Euro	BZWS	Sell	10,937,179	14,634,472	4/16/12	462,373	—
Euro	HSBC	Sell	1,306,390	1,763,071	4/16/12	70,287	—
Euro	SSBT	Sell	224,184	302,234	4/16/12	11,742	—
Euro	DBAB	Sell	2,697,542	3,622,975	4/16/12	127,574	—
Euro	BOFA	Sell	2,264,233	3,044,735	4/16/12	110,803	—
Euro	HAND	Sell	1,362,079	1,833,636	4/16/12	68,691	—

Unrealized appreciation (depreciation)						15,884,748	(2,921,995)

Net unrealized appreciation (depreciation)						$12,962,753

See Abbreviations on page MGD-36.

The accompanying notes are an integral part of these financial statements.

MGD-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Mutual Global Discovery Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$673,216,750
Cost - Non-controlled affiliated issuers (Note 12)	8,000,000

Total cost of investments	$681,216,750

Value - Unaffiliated issuers	$741,184,659
Value - Non-controlled affiliated issuers (Note 12)	2,859,392

Total value of investments	744,044,051
Cash	13,291,120
Restricted cash (Note 1h)	11,937,000
Foreign currency, at value (cost $8,880,109)	8,882,560
Receivables:
Investment securities sold	1,149,387
Capital shares sold	347,599
Dividends and interest	4,165,049
Due from brokers	4,572,351
Unrealized appreciation on forward exchange contracts	15,884,748
Other assets	76

Total assets	804,273,941

Liabilities:
Payables:
Investment securities purchased	2,704,356
Capital shares redeemed	380,689
Affiliates	959,291
Variation margin	113,638
Options written, at value (premiums received $62,276)	70,560
Securities sold short, at value (proceeds $5,581,075)	4,868,663
Due to brokers	11,937,000
Unrealized depreciation on forward exchange contracts	2,921,995
Accrued expenses and other liabilities	488,478

Total liabilities	24,444,670

Net assets, at value	$779,829,271

Net assets consist of:
Paid-in capital	$663,662,452
Undistributed net investment income	19,317,601
Net unrealized appreciation (depreciation)	76,725,734
Accumulated net realized gain (loss)	20,123,484

Net assets, at value	$779,829,271

The accompanying notes are an integral part of these financial statements.

MGD-20

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2011

Mutual Global Discovery Securities Fund
Class 1:
Net assets, at value	$974,043

Shares outstanding	49,547

Net asset value and maximum offering price per share	$19.66

Class 2:
Net assets, at value	$712,160,599

Shares outstanding	36,904,143

Net asset value and maximum offering price per share	$19.30

Class 4:
Net assets, at value	$66,694,629

Shares outstanding	3,420,045

Net asset value and maximum offering price per share	$19.50

The accompanying notes are an integral part of these financial statements.

MGD-21

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Mutual Global Discovery Securities Fund
Investment income:
Dividends	$37,293,078
Interest	3,811,562
Income from securities loaned	919,252

Total investment income	42,023,892

Expenses:
Management fees (Note 3a)	10,166,989
Administrative fees (Note 3b)	1,498,074
Distribution fees: (Note 3c)
Class 2	2,850,055
Class 4	247,578
Unaffiliated transfer agent fees	2,139
Custodian fees (Note 4)	128,088
Reports to shareholders	305,630
Professional fees	145,121
Trustees’ fees and expenses	5,435
Dividends on securities sold short	2,392
Other	53,450

Total expenses	15,404,951
Expense reductions (Note 4)	(10)

Net expenses	15,404,941

Net investment income	26,618,951

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $723,702) (includes gains from a redemption in-kind of $45,310,078) (Note 14)	100,159,280
Written options	51,143
Foreign currency transactions	(34,356,927)
Futures contracts	2,793,153
Securities sold short	(27,184)

Net realized gain (loss)	68,619,465

Net change in unrealized appreciation (depreciation) on:
Investments	(170,885,232)
Translation of other assets and liabilities denominated in foreign currencies	18,223,705
Change in deferred taxes on unrealized appreciation	734,375

Net change in unrealized appreciation (depreciation)	(151,927,152)

Net realized and unrealized gain (loss)	(83,307,687)

Net increase (decrease) in net assets resulting from operations	$(56,688,736)

The accompanying notes are an integral part of these financial statements.

MGD-22

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Global Discovery Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income	$26,618,951	$24,486,967
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and securities sold short	68,619,465	99,792,243
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(151,927,152)	38,245,944

Net increase (decrease) in net assets resulting from operations	(56,688,736)	162,525,154

Distributions to shareholders from:
Net investment income:
Class 1	(1,808,753)	(1,245,461)
Class 2	(27,559,671)	(16,267,624)
Class 4	(1,533,102)	(816,963)
Net realized gains:
Class 1	(1,558,774)	—
Class 2	(25,603,997)	—
Class 4	(1,468,422)	—

Total distributions to shareholders	(59,532,719)	(18,330,048)

Capital share transactions: (Note 2)
Class 1	(75,411,767)	(10,957,474)
Class 2	(536,023,097)	(87,938,794)
Class 4	1,436,142	4,965,152

Total capital share transactions	(609,998,722)	(93,931,116)

Net increase (decrease) in net assets	(726,220,177)	50,263,990
Net assets:
Beginning of year	1,506,049,448	1,455,785,458

End of year	$779,829,271	$1,506,049,448

Undistributed net investment income included in net assets:
End of year	$19,317,601	$22,625,559

The accompanying notes are an integral part of these financial statements.

MGD-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Mutual Global Discovery Securities (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2011, 86.59% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

MGD-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

MGD-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

The Fund entered into futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

At December 31, 2011, the Fund holds $1,941,996 in United Kingdom treasury bills and U.S. treasury bills, notes, and bonds as collateral for derivatives.

See Notes 6 and 11 regarding investment transactions and other derivative information, respectively.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the fund.

f. Securities Lending

The Fund participates in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund managed by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its

MGD-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Securities Lending (continued)

obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower. At December 31, 2011, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Restricted Cash

At December 31, 2011, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and liabilities.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles

MGD-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

j. Security Transactions, Investment Income, Expenses and Distributions (continued)

generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	140,069	$3,084,356	105,161	$2,092,188
Shares issued in reinvestment of distributions	168,285	3,367,527	63,093	1,245,461
Shares redeemed in-kind (Note 14)	(3,394,333)	(67,951,585)	—	—
Shares redeemed	(843,405)	(13,912,065)	(722,443)	(14,295,123)

Net increase (decrease)	(3,929,384)	$(75,411,767)	(554,189)	$(10,957,474)

Class 2 Shares:
Shares sold	1,990,050	$40,633,273	3,059,169	$60,514,460
Shares issued in reinvestment of distributions	2,709,831	53,163,668	837,674	16,267,624
Shares redeemed in-kind (Note 14)	(21,446,416)	(398,285,682)	—	—
Shares redeemed	(11,321,410)	(231,534,356)	(8,564,469)	(164,720,878)

Net increase (decrease)	(28,067,945)	$(536,023,097)	(4,667,626)	$(87,938,794)

MGD-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2011		2010
Class 4 Shares:	Shares	Amount	Shares	Amount
Shares sold	410,892	$8,602,556	535,481	$10,579,920
Shares issued on reinvestment of distributions	151,460	3,001,524	41,618	816,963
Shares redeemed	(502,145)	(10,167,938)	(327,974)	(6,431,731)

Net increase (decrease)	60,207	$1,436,142	249,125	$4,965,152

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

MGD-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from:
Ordinary income	$30,901,526	$18,330,048
Long term capital gain	28,631,193	—

	$59,532,719	$18,330,048

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$682,489,839

Unrealized appreciation	$141,173,241
Unrealized depreciation	(79,619,029)

Net unrealized appreciation (depreciation)	$61,554,212

Undistributed ordinary income	$25,828,618
Undistributed long term capital gains	32,219,466

Distributable earnings	$58,048,084

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, foreign capital gain tax, bond discounts and premium, corporate actions, and gains realized on a redemption in-kind.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2011, aggregated $315,401,241 and $459,657,075, respectively. Sales of investments excludes redemption in-kind of $415,032,658.

MGD-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

6. INVESTMENT TRANSACTIONS (continued)

Transactions in options written during the year ended December 31, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2010	—	$—
Options written	274	123,230
Options expired	—	—
Options exercised	—	—
Options closed	(114)	(60,954)

Options outstanding at December 31, 2011	160	$62,276

See Notes 1(d) and 11 regarding derivative financial instruments and other derivative information, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. At December 31, 2011, the aggregate value of distressed company securities for which interest recognition has been discontinued was $6,848,661, representing 0.88% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

MGD-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

9. RESTRICTED SECURITIES (continued)

At December 31, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
1,361,600	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$—	$—
800,000	The Bankshares Inc.	3/22/07	8,000,000	2,859,392
722	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10	722	—
1,903	Elephant Capital Holdings Ltd.	8/23/04 - 3/10/08	294,226	—
2,077,368	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
1,114,214	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 3/31/11	2,785,536	2,333,811
120,290	Imagine Group Holdings Ltd.	8/31/04	1,231,950	1,505,983
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	344,190
3,000,220	International Automotive Components Group North America, LLC	1/12/06 - 10/10/07	3,599,443	1,271,794
9,306	NCB Warrant Holdings Ltd., A	12/16/05 - 3/10/08	87,597	—
2,140	Olympus Re Holdings Ltd.	12/19/01	201,741	—

	Total Restricted Securities (1.07% of Net Assets)			$8,315,170

10. UNFUNDED CAPITAL COMMITMENTS

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2011, the Fund had aggregate unfunded capital commitments of $2,644,464, for which no depreciation has been recognized.

11. OTHER DERIVATIVE INFORMATION

At December 31, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts/Net assets consist of-net unrealized appreciation (depreciation)	$16,086,212[a]	Unrealized depreciation on forward exchange contracts/Net assets consist of-net unrealized appreciation (depreciation)	$2,922,192	[a]
Equity contracts			Options written, at value	70,560

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

MGD-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

11. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and future contracts/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(30,390,312)	$18,301,853
Equity contracts	Net realized gain (loss) from written options/Net change in unrealized appreciation (depreciation) on investments	51,143	(8,284)

For the year ended December 31, 2011, the average month end market value of derivatives represented 1.23% of average month end net assets. The average month end number of open derivative contracts for the year was 94.

See Note 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2011, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
The Bankshares Inc. (0.37% of Net Assets)	800,000	—	—	800,000	$2,859,392	$—	$—

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

MGD-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

14. REDEMPTION IN-KIND

During the year ended December 31, 2011, the Fund realized $45,310,078 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$3,842,678	$—	$1,616,712		$5,459,390
Commercial Banks	30,391,655	—	2,859,392	[b]	33,251,047
Consumer Finance	—	260	—		260
Diversified Financial Services	14,573,397	5,226,240	2,333,811		22,133,448
Diversified Telecommunication Services	6,789,964	—	32,340	[b]	6,822,304
Insurance	37,251,373	—	1,505,983	[b]	38,757,356
Real Estate Management & Development	4,865,672	—	1,789,048		6,654,720
Other Equity Investments[c]	562,635,797	—	—	[b]	562,635,797
Corporate Bonds, Notes and Senior Floating Rate Interests	—	36,964,033	—		36,964,033
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	6,848,661	—	[b]	6,848,661
Companies in Liquidation	—	21,237	—	[b]	21,237
Short Term Investments	23,995,798	500,000	—		24,495,798

Total Investments in Securities	$684,346,334	$49,560,431	$10,137,286		$744,044,051

Forward Exchange Contracts	—	15,884,748	—		15,884,748
Futures Contracts	201,464	—	—		201,464
Liabilities:
Options Written	70,560	—	—		70,560
Securities Sold Short	4,868,663	—	—		4,868,663
Forward Exchange Contracts	—	2,921,995	—		2,921,995
Futures Contracts	197	—	—		197

MGD-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

15. FAIR VALUE MEASUREMENTS (continued)

aIncludes common and preferred stocks as well as other equity investments.

bIncludes securities determined to have no value.

cFor detailed categories, see the accompanying Statement of Investments.

At December 31, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3[a]	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets
Investments in Securities:
Equity Investments:[c]
Airlines	$—	[d]	$—	$—	$—	$—	$(5,961)	$(259,679)	$265,640	$—		$—
Auto Components	4,555,503	[d]	—	(5,976)	—	—	(94,887)	(5,248)	(2,832,680)	1,616,712		(2,938,319)
Commercial Banks	2,905,224	[d]	—	—	—	—	—	—	(45,832)	2,859,392	[d]	(45,832)
Computers & Peripherals	—	[d]	—	—	—	—	(3,661)	(2,182)	5,843	—		—
Consumer Finance	4,924,234		—	(4,924,234)	—	—	—	(1,136,557)	1,136,557	—		—
Diversified Financial Services	1,158,855		1,392,768	—	—	—	—	—	(217,812)	2,333,811		(217,812)
Diversified Telecommunication Services	—	[d]	—	—	—	—	(49)	49	32,340	32,340	[d]	32,340
Electric Utilities	6,878,803	[d]	—	(6,475,783)	—	—	—	—	(403,020)	—	[d]	—
Insurance	2,143,167		—	(686,854)	—	—	(743)	153,078	(102,665)	1,505,983	[d]	11,189
IT Services	19,161		—	—	—	(17,139)	—	—	(2,022)	—		—
Real Estate Management & Development	2,112,892		—	—	—	—	—	—	(323,844)	1,789,048		(323,844)
Corporate Bonds, Notes and Senior Floating Rate Interests	4,249,735		—	(4,249,735)	—	—	—	(901,265)	901,265	—		—
Corporate Notes and Senior Floating Rate Interests in Reorganization	1,443		—	(722)	—	—	—	—	(721)	—	[d]	(721)
Companies in Liquidation	—	[d]	—	—	—	—	(4,203)	4,203	—	—	[d]	—

Total	$28,949,017		$1,392,768	$(16,343,304)	$—	$(17,139)	$(109,504)	$(2,147,601)	$(1,586,951)	$10,137,286		$(3,482,999)

aThe investment was transferred out of Level 3 as a result of the availability of a quoted market price in an active market for identical securities.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes common and preferred stocks as well as other equity investments.

dIncludes securities determined to have no value.

MGD-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

16. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

17. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BOFA - Bank of America Corp.	EUR - Euro	ADR - American Depository Receipt
BZWS - Barclays Bank PLC	GBP - British Pound	FHLB - Federal Home Loan Bank
DBAB - Deutsche Bank AG	USD - United States Dollar	PC - Participation Certificate
HAND - Svenska Handelsbanken		PIK - Payment-In-Kind
HSBC - HSBC Bank USA, N.A.
SSBT - State Street Bank and Trust Co.

MGD-36

Franklin Templeton Variable Insurance Products Trust

Mutual Global Discovery Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Global Discovery Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

MGD-37

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Mutual Global Discovery Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $28,631,193 as a long term capital gain dividend for the fiscal year ended December 31, 2011.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 40.55% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2011.

MGD-38

MUTUAL INTERNATIONAL SECURITIES FUND

This annual report for Mutual International Securities Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	Since Inception (6/15/09)
Average Annual Total Return	-12.10%	+9.38%

*The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses of the Fund (excluding Rule 12b-1 fees and acquired fund fees and other expenses) do not exceed 0.95% (other than certain nonroutine expenses) until 4/30/12. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (6/15/09–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income and distributions. The Fund’s performance* is compared to the performance of the MSCI Europe, Australia, Far East Index Net Return (Local Currency). One cannot invest directly in an index, and index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

Mutual International

Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual International Securities Fund seeks capital appreciation, which may occasionally be short term, with income as a secondary goal. The Fund normally invests at least 80% of its net assets in securities of non-U.S. issuers.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its benchmark, the MSCI Europe, Australasia, Far East (EAFE) Net Local Currency Index, which posted a total return of -12.15% for the same period.1

Economic and Market Overview

Global stocks declined in 2011 as deepening sovereign debt, political paralysis and economic growth concerns led to escalating investor anxiety and severe market volatility. Stocks entered the year supported by positive momentum in corporate earnings and renewed economic stimulus measures in the developed world. However, a number of events interrupted the market’s rise early in 2011, including a severe natural disaster and nuclear crisis in Japan and populist uprisings across the oil-and-gas-producing regions of the Middle East and North Africa. Global markets recovered quickly from these setbacks but soon faced more significant turmoil as Europe’s sovereign debt crisis worsened in the summer. Portugal, Greece and Ireland received bailouts and had their credit ratings slashed to junk grade, while rising bond yields in the larger economies of Italy and Spain, and eventually in the critical core economies of Germany and France, threatened the survival of the European Monetary Union. The U.S.’s sovereign debt issues and political dysfunction, accompanied by the downgrade of its AAA credit rating to AA+, further pressured investor sentiment during the summer months. Additionally, the precarious state of the global banking system as well as emerging signs of a renewed global economic slowdown and possible hard landing in China weighed on the markets.

Despite these global challenges, corporate profits remained remarkably resilient, some signs of U.S. economic improvement emerged toward year-end, and European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. Greek and Italian prime ministers were replaced with technocrats tasked with arresting a debt spiral, the European Central Bank cut short-term interest rates and

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Foreign investing, especially in developing markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Smaller and midsize company securities involve special risks, such as relatively small revenues, limited product lines and small market share. The Fund’s investment in certain hedging and derivative instruments may involve a small investment relative to the risk assumed. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

expanded bank lending facilities, and six key global central banks agreed to lower dollar funding costs for Europe’s distressed commercial banks. Meanwhile, the Federal Reserve Board increased purchases of long-dated bonds to reduce key borrowing costs and hinted at “additional policy accommodation.” Chinese policymakers lowered commercial bank reserve requirements and the International Monetary Fund revamped its credit line and eased its lending terms. Commodities initially rallied due to the coordinated monetary stimulus, but most ultimately declined as global economic prospects weakened. Gold and oil, however, made annual gains. In currency markets, the euro declined with escalating weakness at year-end, while the dollar ultimately rose after a late surge. Amid general global market declines, perceived safe-haven currencies such as the Japanese yen and Swiss franc rallied strongly, and U.S. Treasuries posted their best one-year return since 2008.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks in Asia and Europe. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies internationally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Despite the weak performance of global stock markets in 2011, several Fund investments increased in value. Three particularly strong performers were Austar United Communications, an Australian pay television services provider; Aozora Bank, a full-service commercial bank based in Japan; and Bermuda-based global specialty insurance and reinsurance provider Lancashire Holdings.

Austar is a regional pay TV service with a monopoly in the Australian regions in which it operates. According to our analysis, the company possesses attractive valuation metrics given the business’s strong and stable cash generation. Earlier in 2011, Foxtel made an acquisition bid for Austar at a level that was satisfactory to majority shareholder Liberty Global. We reduced the Fund’s position in response to the bid and before the Australian Competition & Consumer Commission deemed the bid anti-competitive. Austar shares dropped after the Commission’s decision. We then reinvested more of the Fund’s assets in Austar and were rewarded when the stock rallied as it became clear Foxtel had not given up hope of a transaction.

Aozora Bank’s business benefited from its strongly capitalized balance sheet and a management team focused on strengthening its deposit franchise, conditions that in 2011 reassured investors during a very tumultuous environment for most financial services companies. In addition, Aozora shares continued to move higher toward year-end due to the company’s profit margin expansion and a reversal of conservative credit loss provisions. Based on our analysis, we expect its management should be able to grow the company’s loan book to further enhance value.

Lancashire was a noticeable outperformer in the financials sector. The company’s unique underwriting culture minimized its exposure to

Top 10 Sectors/Industries

Mutual International Securities Fund 12/31/11

% of Total Net Assets
Insurance	10.1%
Commercial Banks	7.4%
Pharmaceuticals	5.2%
Construction & Engineering	4.9%
Food & Staples Retailing	4.5%
Diversified Financial Services	4.4%
Media	3.3%
Hotels, Restaurants & Leisure	3.2%
Oil, Gas & Consumable Fuels	3.1%
Industrial Conglomerates	2.6%

near-record industry losses in 2011. Catastrophe losses as a percentage of beginning shareholder equity were about one-third lower than those of its peers, helping the company maintain its industry-leading profitability. We believe Lancashire shares may benefit from the company’s continued focus on underwriting and improved pricing.

During a highly volatile year for global stock markets in general, several holdings had a negative effect on the Fund. These included Hong Kong-based China Fishery Group, whose fleet of ships harvests, freezes and delivers fish products to processors and distributors across the world; Boart Longyear Group, an Australia-listed manufacturer of drilling machinery and provider of services to mining, energy and infrastructure companies worldwide; and Hong Kong-based lottery services provider REXLot Holdings.

During 2011, China Fishery stock retraced much of the gains it had amassed from 2009 and 2010 despite continuing to deliver strong top-line results and reasonable earnings, according to our analysis. The company’s primary operational disappointment was profit margin compression caused by rising fuel costs. In addition to holding the largest quota share of Russian fishing grounds in the North Pacific, and its move to effectively consolidate the Peruvian fishmeal market, China Fishery was improving its fleet utilization by expanding into South Pacific and West African waters when the North Pacific fishing season is over. We believe the company’s shares were attractively valued at the end of 2011, underpinned by a healthy dividend yield of approximately 4.8%.

Boart Longyear is a leading player in drilling services for the mining industry and is also a leader in the production of drilling equipment and parts. Concerns about a slowdown in commodities demand and an ensuing steep decline in most raw materials prices in the latter half of 2011 negatively impacted its stock price. However, demand was robust for services and equipment of the company and its peers as declining ore grades and the need to supplement declining reserves necessitates continued exploration. Although our analysis showed that some of the junior miners may struggle to fund their exploration in an economic slowdown, the major companies appear to have significant capital budgets and form the majority of Boart Longyear’s client base.

Top 10 Holdings

Mutual International Securities Fund 12/31/11

Company Sector/Industry, Country	% of Total Net Assets
Aozora Bank Ltd.	1.9%
Commercial Banks, Japan
REXLot Holdings Ltd.	1.7%
Hotels, Restaurants and Leisure, Hong Kong
Transfield Services Ltd.	1.6%
Commercial Services & Supplies, Australia
Austar United Communications Ltd.	1.6%
Media, Australia
Rexam PLC	1.6%
Containers & Packaging, U.K.
Boart Longyear Group	1.5%
Construction & Engineering, Australia
Resolution Ltd.	1.5%
Insurance, U.K.
Osaka Securities Exchange Co. Ltd.	1.5%
Diversified Financial Services, Japan
Lawson Inc.	1.5%
Food & Staples Retailing, Japan
First Pacific Co. Ltd.	1.4%
Diversified Financial Services, Hong Kong

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

REXLot declined along with many Asian small capitalization stocks despite continuing to deliver on its plans to entrench itself in the Chinese lottery business. Lotteries are still mainland China’s only legal form of gaming and its growth continues to be robust. REXLot took major steps in 2011 by piloting the country’s first mobile phone lottery system. It also expanded into the online space through the acquisition of a distribution business, which we believe could position it well as the industry moves to a digital format. According to our analysis, these initiatives could provide significant scope for growth in an industry that continues to generate material revenue for the Chinese government. Notwithstanding these positive developments, the stock continued to trade at a low earnings multiple at year-end.

During the year, the Fund held currency forwards to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance during the period.

Thank you for your participation in Mutual International Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual International

Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$851.40	$6.07
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.61

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, for the Fund’s Class 4 shares (1.30%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual International Securities Fund

	Year Ended December 31,
Class 2	2011	2010	2009[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.04	$11.82	$10.00

Income from investment operations[b]:
Net investment income[c]	0.24	0.25	0.08
Net realized and unrealized gains (losses)	(1.67)	1.51	2.30

Total from investment operations	(1.43)	1.76	2.38

Less distributions from:
Net investment income	(0.29)	(0.67)	(0.13)
Net realized gains	(0.66)	(0.87)	(0.43)

Total distributions	(0.95)	(1.54)	(0.56)

Net asset value, end of year	$9.66	$12.04	$11.82

Total return[d]	(11.92)%	15.49%	23.91%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	5.13%	4.97%	8.61% [f]
Expenses net of waiver and payments by affiliates	1.20%	1.20% [g]	1.21% [f,g]
Expenses incurred in connection with securities sold short	—%	—%	0.01%
Net investment income	2.12%	2.07%	1.27%

Supplemental data
Net assets, end of year (000’s)	$966	$1,204	$1,182
Portfolio turnover rate	67.91%	41.11%	41.84%

aFor the period June 15, 2009 (commencement of operations) to December 31, 2009.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the period presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual International Securities Fund

	Year Ended December 31,
Class 4	2011	2010	2009[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.04	$11.81	$10.00

Income from investment operations[b]:
Net investment income[c]	0.23	0.24	0.07
Net realized and unrealized gains (losses)	(1.68)	1.51	2.29

Total from investment operations	(1.45)	1.75	2.36

Less distributions from:
Net investment income	(0.28)	(0.65)	(0.12)
Net realized gains	(0.66)	(0.87)	(0.43)

Total distributions	(0.94)	(1.52)	(0.55)

Net asset value, end of year	$9.65	$12.04	$11.81

Total return[d]	(12.10)%	15.49%	23.76%
Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	5.23%	5.07%	8.71% [f]
Expenses net of waiver and payments by affiliates	1.30%	1.30% [g]	1.31% [f,g]
Expenses incurred in connection with securities sold short	—%	—%	0.01%
Net investment income	2.02%	1.97%	1.17%

Supplemental data
Net assets, end of year (000’s)	$965	$1,204	$1,181
Portfolio turnover rate	67.91%	41.11%	41.84%

aFor the period June 15, 2009 (commencement of operations) to December 31, 2009.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the period presented. See Note 1(d).

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Mutual International Securities Fund	Country	Shares	Value
Common Stocks 85.0%
Air Freight & Logistics 0.4%
PostNL NV	Netherlands	952	$3,031
TNT Express NV	Netherlands	740	5,530

			8,561

Auto Components 1.3%
[a]Continental AG	Germany	395	24,488

Automobiles 0.5%
Daimler AG	Germany	210	9,178

Beverages 2.1%
Asahi Group Holdings Ltd.	Japan	1,093	24,000
Pernod Ricard SA	France	180	16,695

			40,695

Capital Markets 2.3%
F&C Asset Management PLC	United Kingdom	17,090	17,328
Sun Hung Kai & Co. Ltd.	Hong Kong	28,099	14,761
[a]UBS AG	Switzerland	1,063	12,665

			44,754

Chemicals 2.1%
Koninklijke DSM NV	Netherlands	420	19,488
Linde AG	Germany	141	20,978

			40,466

Commercial Banks 7.4%
Aozora Bank Ltd.	Japan	12,951	35,674
Barclays PLC	United Kingdom	3,630	9,923
Hana Financial Group Inc.	South Korea	780	23,920
HSBC Holdings PLC	United Kingdom	2,990	22,808
KB Financial Group Inc.	South Korea	534	16,721
Korea Exchange Bank	South Korea	3,070	19,465
Woori Finance Holdings Co. Ltd.	South Korea	1,740	14,154

			142,665

Commercial Services & Supplies 1.9%
Edenred	France	248	6,105
Transfield Services Ltd.	Australia	14,240	31,468

			37,573

Construction & Engineering 4.9%
Boart Longyear Group	Australia	10,504	29,874
Henderson Investment Ltd.	Hong Kong	312,750	22,953
[a]KHD Humboldt Wedag International AG	Germany	3,290	21,313
Vinci SA	France	490	21,411

			95,551

Construction Materials 1.6%
CRH PLC	Ireland	872	17,336
SA des Ciments Vicat	France	231	13,216

			30,552

Containers & Packaging 1.6%
Rexam PLC	United Kingdom	5,555	30,389

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual International Securities Fund	Country	Shares	Value
Common Stocks (continued)
Diversified Financial Services 4.4%
[a]Deutsche Boerse AG	Germany	169	$8,861
First Pacific Co. Ltd.	Hong Kong	25,752	26,858
[a]ING Groep NV	Netherlands	2,929	21,078
Osaka Securities Exchange Co. Ltd.	Japan	5	28,714

			85,511

Diversified Telecommunication Services 1.5%
Telecom Italia SpA	Italy	11,739	10,514
Vivendi SA	France	890	19,491

			30,005

Electric Utilities 1.0%
[a,b]AET&D Holdings No. 1 Pty. Ltd.	Australia	6,987	—
E.ON AG	Germany	927	19,833

			19,833

Electrical Equipment 0.1%
Alstom SA	France	50	1,516

Energy Equipment & Services 0.3%
[a]Dockwise Ltd.	Norway	410	6,511

Food & Staples Retailing 4.5%
FamilyMart Co. Ltd.	Japan	625	25,255
Koninklijke Ahold NV	Netherlands	1,634	22,005
Lawson Inc.	Japan	456	28,469
Metro AG	Germany	326	11,899

			87,628

Food Products 2.1%
China Fishery Group Ltd.	China	38,035	26,684
[a]People’s Food Holdings Ltd.	China	27,000	13,530

			40,214

Hotels, Restaurants & Leisure 3.2%
Accor SA	France	553	14,018
Ladbrokes PLC	United Kingdom	7,226	14,608
REXLot Holdings Ltd.	Hong Kong	510,168	33,500

			62,126

Household Durables 1.8%
[a]Berkeley Group Holdings PLC	United Kingdom	1,024	20,240
Skyworth Digital Holdings Ltd.	Hong Kong	42,000	14,763

			35,003

Industrial Conglomerates 2.6%
Jardine Matheson Holdings Ltd.	Hong Kong	473	22,255
Jardine Strategic Holdings Ltd.	Hong Kong	364	10,072
Shanghai Industrial Holdings Ltd.	China	6,650	18,280

			50,607

Insurance 10.1%
ACE Ltd.	United States	325	22,789
Ageas	Belgium	8,550	13,280
AXA SA	France	748	9,725
Catlin Group Ltd.	United Kingdom	3,421	21,202

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual International Securities Fund	Country	Shares	Value
Common Stocks (continued)
Insurance (continued)
Great Eastern Holdings Ltd.	Singapore	2,000	$19,428
Hiscox Ltd.	United Kingdom	3,383	19,639
Lancashire Holdings Ltd.	United Kingdom	1,925	21,610
Resolution Ltd.	United Kingdom	7,611	29,785
RSA Insurance Group PLC	United Kingdom	11,226	18,361
Zurich Financial Services AG	Switzerland	83	18,796

			194,615

Machinery 0.7%
[a]KUKA AG	Germany	690	12,878

Marine 0.7%
A.P. Moller - Maersk AS, B	Denmark	2	13,206

Media 3.3%
[a]Austar United Communications Ltd.	Australia	25,308	30,940
Eutelsat Communications	France	233	9,092
Sinomedia Holding Ltd.	China	83,017	22,875

			62,907

Metals & Mining 0.9%
ThyssenKrupp AG	Germany	746	17,140

Multi-Utilities 2.4%
GDF Suez	France	798	21,814
Hera SpA	Italy	9,780	13,962
Iren SpA	Italy	10,533	9,918

			45,694

Multiline Retail 1.6%
Marks & Spencer Group PLC	United Kingdom	2,614	12,605
New World Department Store China	China	32,000	18,211

			30,816

Oil, Gas & Consumable Fuels 3.1%
BP PLC	United Kingdom	2,920	20,870
Royal Dutch Shell PLC, A	United Kingdom	619	22,553
Total SA, B	France	319	16,309

			59,732

Pharmaceuticals 5.2%
Merck KGaA	Germany	85	8,483
Novartis AG	Switzerland	373	21,346
Roche Holding AG	Switzerland	144	24,431
Sanofi	France	334	24,533
Teva Pharmaceutical Industries Ltd., ADR	Israel	520	20,987

			99,780

Real Estate Investment Trusts (REITs) 1.5%
The Link REIT	Hong Kong	4,000	14,730
Parkway Life REIT	Singapore	11,000	15,180

			29,910

Real Estate Management & Development 0.8%
Franshion Properties China Ltd.	China	80,390	15,423

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual International Securities Fund	Country	Shares	Value
Common Stocks (continued)
Software 1.4%
Nintendo Co. Ltd.	Japan	100	$13,772
Polaris Financial Technology Ltd.	India	5,415	12,645

			26,417

Tobacco 2.6%
British American Tobacco PLC	United Kingdom	521	24,751
Imperial Tobacco Group PLC	United Kingdom	670	25,361

			50,112

Trading Companies & Distributors 0.7%
Seven Group Holdings Ltd.	Australia	1,881	13,624

Wireless Telecommunication Services 2.4%
NTT DoCoMo Inc.	Japan	13	23,900
Vodafone Group PLC	United Kingdom	8,056	22,392

			46,292

Total Common Stocks (Cost $1,684,027)			1,642,372

Preferred Stocks 1.5%
Automobiles 1.5%
Porsche Automobile Holding SE, pfd.	Germany	362	19,274
Volkswagen AG, pfd.	Germany	61	9,091

Total Preferred Stocks (Cost $27,988)			28,365

Total Investments (Cost $1,712,015) 86.5%			1,670,737
Other Assets, less Liabilities 13.5%			260,426

Net Assets 100.0%			$1,931,163

aNon-income producing.

bSee Note 8 regarding restricted securities.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual International Securities Fund

At December 31, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Sell	306,200	$3,923	1/20/12	$—	$(57)
Japanese Yen	HSBC	Sell	513,000	6,624	1/20/12	—	(44)
Japanese Yen	BOFA	Buy	231,893	3,017	1/20/12	—	(3)
Japanese Yen	SSBT	Buy	1,641,156	21,128	1/20/12	202	—
Japanese Yen	DBAB	Sell	14,171,511	184,909	1/20/12	720	—
South Korean Won	BOFA	Buy	47,569,954	41,203	2/08/12	—	(288)
South Korean Won	BOFA	Buy	12,300,202	10,549	2/08/12	31	—
South Korean Won	BOFA	Sell	128,598,076	114,287	2/08/12	3,677	—
Swiss Franc	DBAB	Buy	16,559	20,632	2/10/12	—	(2,971)
Swiss Franc	SSBT	Buy	11,203	12,467	2/10/12	—	(518)
Swiss Franc	BOFA	Buy	3,793	4,208	2/10/12	—	(163)
Swiss Franc	BZWS	Sell	40,635	53,079	2/10/12	9,738	—
Swiss Franc	DBAB	Sell	41,275	53,439	2/10/12	9,416	—
Swiss Franc	BOFA	Sell	3,186	3,532	2/10/12	133	—
British Pound	SSBT	Buy	6,960	10,904	2/21/12	—	(99)
British Pound	BZWS	Buy	5,955	9,300	2/21/12	—	(55)
British Pound	SSBT	Buy	5,051	7,836	2/21/12	6	—
British Pound	BOFA	Sell	166,374	262,371	2/21/12	4,082	—
British Pound	DBAB	Sell	6,690	10,496	2/21/12	110	—
Australian Dollar	SSBT	Sell	19,699	19,551	2/23/12	—	(473)
Australian Dollar	BZWS	Sell	3,565	3,441	2/23/12	—	(183)
Australian Dollar	BOFA	Sell	3,000	2,949	2/23/12	—	(100)
Australian Dollar	DBAB	Sell	1,435	1,385	2/23/12	—	(74)
Australian Dollar	DBAB	Buy	32,380	32,476	2/23/12	440	—
Australian Dollar	BOFA	Sell	70,670	72,295	2/23/12	457	—
Euro	BOFA	Buy	21,600	29,751	3/15/12	—	(1,775)
Euro	BZWS	Buy	18,410	24,890	3/15/12	—	(1,046)
Euro	DBAB	Buy	37,170	48,934	3/15/12	—	(792)
Euro	HSBC	Buy	5,250	7,112	3/15/12	—	(313)
Euro	SSBT	Buy	2,300	2,981	3/15/12	—	(2)
Euro	BOFA	Sell	346,203	472,932	3/15/12	24,536	—
Euro	BZWS	Sell	13,795	18,807	3/15/12	939	—
Euro	DBAB	Sell	76,955	105,593	3/15/12	5,922	—
Euro	HSBC	Sell	2,109	2,845	3/15/12	114	—
Euro	SSBT	Sell	14,541	19,567	3/15/12	733	—

Unrealized appreciation (depreciation)						61,256	(8,956)

Net unrealized appreciation (depreciation)						$52,300

See Abbreviations on page MI-27.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Mutual International Securities Fund
Assets:
Investments in securities:
Cost	$1,712,015

Value	$1,670,737
Cash	157,375
Foreign currency, at value and cost	21,928
Receivables:
Investment securities sold	19,009
Dividends	4,765
Affiliates	65,346
Unrealized appreciation on forward exchange contracts	61,256

Total assets	2,000,416

Liabilities:
Payables:
Investment securities purchased	598
Reports to shareholders	4,650
Professional fees	52,160
Unrealized depreciation on forward exchange contracts	8,956
Accrued expenses and other liabilities	2,889

Total liabilities	69,253

Net assets, at value	$1,931,163

Net assets consist of:
Paid-in capital	$1,997,140
Distributions in excess of net investment income	(31,440)
Net unrealized appreciation (depreciation)	11,200
Accumulated net realized gain (loss)	(45,737)

Net assets, at value	$1,931,163

Class 2:
Net assets, at value	$965,727

Shares outstanding	100,000

Net asset value and maximum offering price per share	$9.66

Class 4:
Net assets, at value	$965,436

Shares outstanding	100,000

Net asset value and maximum offering price per share	$9.65

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Mutual International Securities Fund
Investment income:
Dividends (net of foreign taxes of $5,928)	$75,741
Income from securities loaned	824

Total investment income	76,565

Expenses:
Management fees (Note 3a)	18,455
Administrative fees (Note 3b)	5,767
Distribution fees: (Note 3c)
Class 2	2,884
Class 4	4,035
Custodian fees (Note 4)	2,452
Reports to shareholders	14,590
Professional fees	54,418
Pricing fees	15,746
Other	1,077

Total expenses	119,424
Expenses waived/paid by affiliates (Note 3e)	(90,586)

Net expenses	28,838

Net investment income	47,727

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	88,579
Foreign currency transactions	(61,425)

Net realized gain (loss)	27,154

Net change in unrealized appreciation (depreciation) on:
Investments	(419,986)
Translation of other assets and liabilities denominated in foreign currencies	56,688

Net change in unrealized appreciation (depreciation)	(363,298)

Net realized and unrealized gain (loss)	(336,144)

Net increase (decrease) in net assets resulting from operations	$(288,417)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual International Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income	$47,727	$48,399
Net realized gain (loss) from investments, foreign currency transactions and securities sold short	27,154	250,886
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(363,298)	52,674

Net increase (decrease) in net assets resulting from operations	(288,417)	351,959

Distributions to shareholders from:
Net investment income:
Class 2	(28,830)	(66,680)
Class 4	(27,670)	(65,490)
Net realized gains:
Class 2	(65,960)	(87,300)
Class 4	(65,960)	(87,300)

Total distributions to shareholders	(188,420)	(306,770)

Net increase (decrease) in net assets	(476,837)	45,189
Net assets:
Beginning of year	2,408,000	2,362,811

End of year	$1,931,163	$2,408,000

Distributions in excess of net investment income included in net assets:
End of year	$(31,440)	$(40,655)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual International Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Mutual International Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual International Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 9 regarding other derivative information.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual International Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Securities Lending

The Fund participates in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund managed by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower. At December 31, 2011, the Fund had no securities on loan.

f. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis . Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual International Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). During the years ended December 31, 2011 and 2010, there were no transactions of the Fund’s shares.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual International Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services and Franklin Mutual have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.95% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2012.

f. Other Affiliated Transactions

At December 31, 2011, Franklin Advisers, Inc. (an affiliate of Franklin Mutual), owned 100% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, there were no credits earned.

5. INCOME TAXES

Under the Regulated Investment Company Modernization Act of 2010, for tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2011, the Fund deferred post-October capital losses and late year ordinary losses of $22,965 and $2,737, respectively.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from:
Ordinary income	$82,380	$262,230
Long term capital gain	106,040	44,540

	$188,420	$306,770

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual International Securities Fund

5. INCOME TAXES (continued)

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,743,753

Unrealized appreciation	$201,244
Unrealized depreciation	(274,260)

Net unrealized appreciation (depreciation)	$(73,016)

Undistributed ordinary income	$1,338
Undistributed long term capital gains	31,224

Distributable earnings	$32,562

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2011, aggregated $1,462,177 and $1,713,831, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
6,987	AET&D Holdings No.1 Pty. Ltd. (0.00% of Net Assets)	10/13/10	$—	$—

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual International Securities Fund

9. OTHER DERIVATIVE INFORMATION

At December 31, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$61,256	Unrealized depreciation on forward exchange contracts	$8,956

For the year ended December 31, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(55,286)	$56,688

For the year ended December 31, 2011, the average month end market value of derivatives represented 1.69% of average month end net assets. The average month end number of open derivative contracts for the year was 36.

See Note 1(c) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual International Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities – Equity Investments[a,b]	$1,670,737	$—	$—	[c]	$1,670,737

Forward Exchange Contracts	—	61,256	—		61,256
Liabilities:
Forward Exchange Contracts	—	8,956	—		8,956

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value.

At December 31, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfers Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets
Equity Investments – Electric Utilities	$35,298[a]	$—	$(27,071)	$—	$—	$—	$(8,227)	$	—[a]	$—

aIncludes securities determined to have no value.

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual International Securities Fund

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Selected Portfolio

BOFA - Bank of America Corp.	ADR - American Depository Receipt
BZWS - Barclays Bank PLC
DBAB - Deutsche Bank AG
HSBC - HSBC Bank USA, NA
SSBT - State Street Bank and Trust Co.

Franklin Templeton Variable Insurance Products Trust

Mutual International Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual International Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Mutual International Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $106,040 as a long term capital gain dividend for the fiscal year ended December 31, 2011.

At December 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on December 13, 2011, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as reported by the Fund, to Class 2 and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 2	$0.0298	$0.3419
Class 4	$0.0298	$0.3313

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

MUTUAL SHARES SECURITIES FUND

This annual report for Mutual Shares Securities Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	5-Year	10-Year
Average Annual Total Return	-1.12%	-2.05%	+4.04%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was -1.63%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/02–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income and distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500® Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the S&P 500, which delivered a +2.11% total return for the period under review.1

Economic and Market Overview

The U.S. economy improved steadily but modestly in 2011 despite geopolitical, employment and housing pressures. In contrast, growth outside the U.S. began to slow, which some attributed partly to the effects of Japan’s earthquake on the global supply chain and populist uprisings across the oil-and-gas-producing regions of the Middle East and North Africa. Although manufacturing growth slowed in the second half of the year as high commodity prices reduced purchasing power and demand ebbed, the trend began to reverse near year-end. The U.S. manufacturing sector helped power the domestic economy and led global manufacturing output heading into 2012. European and Asian manufacturing, however, generally weakened throughout 2011 as parts of Europe were in danger of falling back into recession.

The U.S. financial system and household balance sheets continued to improve, but the country still faced persistently high unemployment, a prolonged housing market slump and massive national debt. Inflation rose across much of the world but stayed relatively contained in the U.S., even slowing toward year-end amid declining energy and food prices. The Federal Reserve Board (Fed) sought to boost economic growth by maintaining its accommodative monetary policy and undertook a second round of quantitative easing that ended on June 30. Subsequently, the Fed continued to purchase U.S. Treasuries with proceeds from maturing debt in an effort to support economic growth. Outside the U.S., European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. The European Central Bank cut short-term interest rates and expanded bank lending facilities, and six key global central banks agreed to lower dollar funding costs for Europe’s distressed commercial banks. Chinese policymakers lowered

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Smaller and midsize company securities involve special risks, such as relatively small revenues, limited product lines and small market share. The Fund’s investment in certain hedging and derivative instruments may involve a small investment relative to the risk assumed. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

commercial bank reserve requirements and the International Monetary Fund revamped its credit line and eased its lending terms.

Although U.S. stock markets rallied in the spring, worrisome global events and slowing global growth dampened investor sentiment and market volatility surged. Risk-averse investors sought perceived safe havens and seemed to ignore that many companies generated record profits. Despite large swings, U.S. stocks as measured by the S&P 500 gained 2.11% in 2011.1 The Dow Jones Industrial Average rose 8.38%, reflecting investors’ general preference for large, established U.S. companies.1 In contrast, developed and emerging world stocks as measured by the MSCI All Country World Index fell 6.86%.1 Amid general global market declines, perceived safe-haven currencies such as the Japanese yen and Swiss franc rallied strongly, and U.S. Treasuries posted their best one-year return since 2008.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Despite the weak performance of global stock markets in 2011, several Fund investments increased in value. Three particularly strong performers were managed care company UnitedHealth Group, U.K.-based cigarette manufacturer British American Tobacco (BAT), and White Mountains Insurance Group.

UnitedHealth’s shares rose during the year as its earnings beat management’s initial guidance in part due to lower-than-expected utilization of medical services by its members in addition to strong membership growth. The company increased its dividend in 2011, while its board of directors re-authorized the company’s share repurchase plan. At a UnitedHealth investor day convening in late November, management reaffirmed its 13% to 15% long-term earnings growth rate goal, which it seeks to achieve via high, single-digit topline growth and productivity enhancements.

BAT shares were another key contributor to Fund performance as the company announced operating results that repeatedly exceeded market expectations through the third quarter of 2011. Management also announced it had completed a five-year goal to realize £800 million in cost savings two years ahead of schedule, and it laid out a new goal to continue growing operating margins for the next six to seven years by increasing prices and cutting costs. In 2011, BAT and other tobacco stocks also benefited from the defensive nature of their business models, which include pricing power, reasonably predictable operating profits and high dividend payout ratios. BAT has been a long-term Fund holding, and we continue to believe the shares are an attractive investment in a market fraught with uncertainty.

Top 10 Sectors/Industries

Mutual Shares Securities Fund

Based on Equity Securities 12/31/11

% of Total Net Assets
Tobacco	9.1%
Oil, Gas & Consumable Fuels	8.1%
Pharmaceuticals	7.3%
Media	5.0%
Insurance	5.0%
Food & Staples Retailing	4.8%
Beverages	3.8%
Software	3.2%
Food Products	3.1%
Health Care Providers & Services	3.0%

We had long thought that the market had underappreciated the value of long-time Fund holding White Mountains, and in particular its Esurance and Answer Financial subsidiaries. In 2011, White Mountains sold those businesses to Allstate at a significant premium to book value, driving White Mountains, share price higher. At period-end, we believed the stock was still trading at a significant discount to its tangible book value, of which almost two-thirds is excess capital that White Mountains could use to generate shareholder value in 2012.

During a highly volatile year for global stock markets in general, several holdings hurt Fund performance, including Community Health Systems, which operates more than 130 hospitals mostly in rural areas or small cities in 30 U.S. states, Bank of America, and computer and printer manufacturer Hewlett-Packard.

Community Health Systems was involved in a lawsuit filed by Tenet Healthcare alleging that Community Health Systems had engaged in inappropriate patient-admissions practices and made false statements in their proxy documents related to a purchase offer for Tenet. The lawsuit and ensuing investigation caused a significant drop in Community Health’s share price. Furthermore, uncertainty over future reimbursement rates for hospitals from government programs have weighed on the hospital industry. In particular, a Congressional budgetary “supercommittee” appointed to reach a grand deficit reduction plan for the heavily indebted U.S. government failed amid ongoing partisan bickering in Washington, DC. The lack of a comprehensive budget deal could trigger automatic spending cuts in 2013 to many federally funded programs, including Medicare. Because Medicare is a significant source of payments for hospitals, the fear surrounding potential payment cuts continued to depress hospital valuations. However, we believed the risk in reimbursement cuts was more than adequately priced in at year-end 2011, and that Community Health shares represented a good value at those levels.

Bank of America shares declined in 2011 as investors reacted to the company’s potential exposure to large mortgage-related losses. There was also a growing concern that related losses might force the company into a dilutive, capital-raising scenario. Bank of America also faced a very difficult general operating environment in 2011. Low interest rates, weak lending, the impact of new consumer rules on fees, and a drop-off in capital markets activity all pressured earnings and the stock price. Like many other financial stocks, Bank of America was also impacted by contagion fears from Europe, changes in capital requirements

Top 10 Holdings

Mutual Shares Securities Fund 12/31/11

Company Sector/Industry, Country	% of Total Net Assets
CVS Caremark Corp.	2.9%
Food & Staples Retailing, U.S.
British American Tobacco PLC, ord. & ADR	2.8%
Tobacco, U.K.
Merck & Co. Inc.	2.7%
Pharmaceuticals, U.S.
Pfizer Inc.	2.3%
Pharmaceuticals, U.S.
Imperial Tobacco Group PLC	2.3%
Tobacco, U.K.
Microsoft Corp.	2.2%
Software, U.S.
Kraft Foods Inc., A	2.1%
Food Products, U.S.
Vodafone Group PLC	1.9%
Wireless Telecommunication Services, U.K.
Royal Dutch Shell PLC, A	1.8%
Oil, Gas & Consumable Fuels, U.K.
Marathon Oil Corp.	1.8%
Oil, Gas & Consumable Fuels, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

and uncertainty over the impact of new regulations such as Dodd-Frank. Although we still believed this holding held value, we exited our position in Bank of America and reallocated the capital proceeds to companies where we thought better risk-reward characteristics existed.

The Fund originally initiated a Hewlett-Packard position after the well-publicized departure of CEO Mark Hurd caused shares to drop to valuations near the bottom end of historical ranges based on earnings and cash flow. The company’s dominant franchise in printing, number-one market share in personal computers and servers, large base of recurring revenues, and history of strong cash flow generation are all positive characteristics for Hewlett-Packard. However, a number of operational and strategic missteps, including a large, dilutive acquisition of a U.K. software firm, weighed on the shares and caused us to revise downward our estimates of intrinsic value and downside protection. Therefore, we decided to sell the Fund’s position.

During the year, the Fund held currency forwards to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negligible impact on the Fund’s performance during the period.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Shares

Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$935.10	$5.27
Hypothetical (5% return before expenses)	$1,000	$1,019.76	$5.50

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.08%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Shares Securities Fund

	Year Ended December 31,
Class 1	2011	2010		2009		2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.14	$14.75		$11.92		$20.42	$20.67

Income from investment operations[a]:
Net investment income[b]	0.38 [c]	0.40	[d]	0.23	[e]	0.34	0.54
Net realized and unrealized gains (losses)	(0.53)	1.27		2.89		(7.54)	0.31

Total from investment operations	(0.15)	1.67		3.12		(7.20)	0.85

Less distributions from:
Net investment income	(0.42)	(0.28)		(0.29)		(0.57)	(0.35)
Net realized gains	—	—		—		(0.73)	(0.75)

Total distributions	(0.42)	(0.28)		(0.29)		(1.30)	(1.10)

Net asset value, end of year	$15.57	$16.14		$14.75		$11.92	$20.42

Total return[f]	(0.79)%	11.47%		26.35%		(36.93)%	3.72%
Ratios to average net assets
Expenses[g,h]	0.73%	0.74%		0.78%		0.73%	0.72%
Expenses incurred in connection with securities sold short	—% [i]	0.02%		0.06%		—% [i]	—% [i]
Net investment income	2.28% [c]	2.66%	[d]	1.85%	[e]	2.16%	2.58%

Supplemental data
Net assets, end of year (000’s)	$1,170,781	$1,301,520		$767,553		$319,703	$272,509
Portfolio turnover rate	41.02%	32.05%		49.33%		44.11%	41.73% [j]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 2.14%.

dNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.93%.

eNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.08%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

gBenefit of expense reduction rounds to less than 0.01%.

hIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Year Ended December 31,
Class 2	2011	2010		2009		2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.95	$14.58		$11.78		$20.19	$20.46

Income from investment operations[a]:
Net investment income[b]	0.32 [c]	0.36	[d]	0.20	[e]	0.32	0.48
Net realized and unrealized gains (losses)	(0.51)	1.25		2.85		(7.49)	0.31

Total from investment operations	(0.19)	1.61		3.05		(7.17)	0.79

Less distributions from:
Net investment income	(0.38)	(0.24)		(0.25)		(0.51)	(0.31)
Net realized gains	—	—		—		(0.73)	(0.75)

Total distributions	(0.38)	(0.24)		(0.25)		(1.24)	(1.06)

Net asset value, end of year	$15.38	$15.95		$14.58		$11.78	$20.19

Total return[f]	(1.04)%	11.19%		26.05%		(37.11)%	3.48%
Ratios to average net assets
Expenses[g,h]	0.98%	0.99%		1.03%		0.98%	0.97%
Expenses incurred in connection with securities sold short	—% [i]	0.02%		0.06%		—%[i]	—% [i]
Net investment income	2.03% [c]	2.41%	[d]	1.60%	[e]	1.91%	2.33%

Supplemental data
Net assets, end of year (000’s)	$3,913,220	$4,188,821		$3,953,435		$3,303,761	$5,925,551
Portfolio turnover rate	41.02%	32.05%		49.33%		44.11%	41.73%[j]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

dNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.68%.

eNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.83%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

gBenefit of expense reduction rounds to less than 0.01%.

hIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Year Ended December 31,
Class 4	2011	2010		2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.03	$14.66		$11.88		$18.91

Income from investment operations[b]:
Net investment income[c]	0.30 [d]	0.35	[e]	0.19	[f]	0.17
Net realized and unrealized gains (losses)	(0.51)	1.26		2.87		(5.90)

Total from investment operations	(0.21)	1.61		3.06		(5.73)

Less distributions from:
Net investment income	(0.37)	(0.24)		(0.28)		(0.57)
Net realized gains	—	—		—		(0.73)

Total distributions	(0.37)	(0.24)		(0.28)		(1.30)

Net asset value, end of year	$15.45	$16.03		$14.66		$11.88

Total return[g]	(1.12)%	11.06%		25.94%		(32.12)%
Ratios to average net assets[h]
Expenses[i,j]	1.08%	1.09%		1.13%		1.08%
Expenses incurred in connection with securities sold short	—% [k]	0.02%		0.06%		—% [k]
Net investment income	1.93% [d]	2.31%	[e]	1.50%	[f]	1.81%

Supplemental data
Net assets, end of year (000’s)	$162,049	$167,274		$141,446		$57,266
Portfolio turnover rate	41.02%	32.05%		49.33%		44.11%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

eNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.58%.

fNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.73%.

gTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iBenefit of expense reduction rounds to less than 0.01%.

jIncludes dividend expense on securities sold short and borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(e).

kRounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 86.9%
Aerospace & Defense 2.3%
[a]GenCorp Inc.	United States	494,180	$2,629,038
Goodrich Corp.	United States	215,480	26,654,876
[a]Huntington Ingalls Industries Inc.	United States	852,088	26,653,313
Raytheon Co.	United States	1,393,541	67,419,513

			123,356,740

Air Freight & Logistics 0.3%
PostNL NV	Netherlands	1,297,371	4,130,801
TNT Express NV	Netherlands	1,232,905	9,213,854

			13,344,655

Auto Components 0.1%
[a,b,c]Collins & Aikman Products Co., Contingent Distribution	United States	929,505	3,095
[a,d]International Automotive Components Group Brazil LLC	Brazil	1,730,515	1,404,538
[d,e]International Automotive Components Group North America, LLC	United States	11,387,027	4,826,961

			6,234,594

Automobiles 0.7%
Daimler AG	Germany	56,802	2,482,584
[a]General Motors Co.	United States	1,614,500	32,725,915

			35,208,499

Beverages 3.8%
Coca-Cola Enterprises Inc.	United Kingdom	1,187,600	30,616,328
Dr. Pepper Snapple Group Inc.	United States	1,226,621	48,426,997
PepsiCo Inc.	United States	604,368	40,099,817
Pernod Ricard SA	France	845,913	78,458,040

			197,601,182

Biotechnology 1.5%
Amgen Inc.	United States	1,262,613	81,072,381

Building Products 0.7%
[a]Owens Corning Inc.	United States	1,372,085	39,406,281

Capital Markets 1.3%
Morgan Stanley	United States	2,688,648	40,679,244
[a]UBS AG	Switzerland	2,356,378	28,075,138

			68,754,382

Chemicals 1.0%
[a,b,c]Dow Corning Corp., Contingent Distribution	United States	100,000	25,000
Linde AG	Germany	344,530	51,259,099

			51,284,099

Commercial Banks 2.9%
[a]CIT Group Inc.	United States	517,223	18,035,566
[a,d]Elephant Capital Holdings Ltd.	Japan	11,728	—
[a,d]First Southern Bancorp Inc.	United States	140,952	1,370,054
[a]Guaranty Bancorp	United States	1,288,316	1,893,825
KB Financial Group Inc.	South Korea	410,501	12,854,161
[a,d]NCB Warrant Holdings Ltd., A	Japan	57,295	—
PNC Financial Services Group Inc.	United States	1,432,099	82,589,149
[a]State Bank Financial Corp.	United States	433,000	6,542,630
Wells Fargo & Co.	United States	1,143,870	31,525,057

			154,810,442

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Communications Equipment 1.7%
Cisco Systems Inc.	United States	3,456,570	$62,494,786
[a]Motorola Mobility Holdings Inc.	United States	661,410	25,662,708

			88,157,494

Consumer Finance 0.2%
[a,d]Ally Financial Inc.	United States	1,376	7,157,592
[a,d]Cerberus CG Investor I LLC	United States	16,365,800	1,718,409
[a,d]Cerberus CG Investor II LLC	United States	16,365,662	1,718,395
[a,d]Cerberus CG Investor III LLC	United States	8,183,451	859,262
[a]Comdisco Holding Co. Inc.	United States	180	1,062

			11,454,720

Diversified Financial Services 1.6%
[a,f]Bond Street Holdings LLC, A, 144A	United States	493,723	9,504,168
Citigroup Inc.	United States	881,210	23,184,635
[a]Deutsche Boerse AG	Germany	492,140	25,803,930
NYSE Euronext	United States	888,040	23,177,844

			81,670,577

Diversified Telecommunication Services 0.4%
[a]AboveNet Inc.	United States	131,103	8,523,006
Cable & Wireless Communication PLC	United Kingdom	20,212,409	11,958,326
[a,b,c]Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	—
[a,b,c]Marconi Corp., Contingent Distribution	United Kingdom	9,945,700	184,900

			20,666,232

Electric Utilities 2.2%
[a,d]AET&D Holdings No. 1 Pty. Ltd.	Australia	4,709,226	—
E.ON AG	Germany	2,040,643	43,659,106
Entergy Corp.	United States	319,190	23,316,830
Exelon Corp.	United States	1,171,239	50,796,635

			117,772,571

Electronic Equipment, Instruments & Components 0.8%
TE Connectivity Ltd.	United States	1,304,472	40,190,782

Energy Equipment & Services 1.2%
Ensco PLC, ADR	United States	448,574	21,047,092
[a]Exterran Holding Inc.	United States	613,890	5,586,399
Transocean Ltd.	United States	1,017,107	39,046,738

			65,680,229

Food & Staples Retailing 4.8%
CVS Caremark Corp.	United States	3,738,143	152,441,472
The Kroger Co.	United States	2,667,378	64,603,895
Wal-Mart Stores Inc.	United States	627,442	37,495,934

			254,541,301

Food Products 3.1%
General Mills Inc.	United States	1,243,890	50,265,595
Kraft Foods Inc., A	United States	2,996,329	111,942,851

			162,208,446

Health Care Equipment & Supplies 2.0%
[a]Boston Scientific Corp.	United States	5,499,880	29,369,359
Medtronic Inc.	United States	1,934,392	73,990,494

			103,359,853

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Health Care Providers & Services 3.7%
[a]Community Health Systems Inc.	United States	1,277,022	$22,284,034
[a]Coventry Health Care Inc.	United States	684,730	20,795,250
[a]Medco Health Solutions Inc.	United States	938,011	52,434,815
[a]Tenet Healthcare Corp.	United States	6,379,987	32,729,333
UnitedHealth Group Inc.	United States	1,270,074	64,367,350

			192,610,782

Hotels, Restaurants & Leisure 0.0%
[a,d,g]GLCP Harrah’s Investment LP	United States	5,565,600	—

Household Durables 0.3%
D.R. Horton Inc.	United States	1,427,161	17,996,500

Independent Power Producers & Energy Traders 0.7%
[a]NRG Energy Inc.	United States	1,941,240	35,175,269

Industrial Conglomerates 0.1%
Orkla ASA	Norway	573,160	4,279,066

Insurance 5.0%
ACE Ltd.	United States	982,915	68,922,000
[a]Alleghany Corp.	United States	24,779	7,069,201
American International Group Inc.	United States	1,967,760	45,652,032
[a]CNO Financial Group Inc.	United States	964,957	6,088,879
MetLife Inc.	United States	996,593	31,073,770
Old Republic International Corp.	United States	823,197	7,631,036
[a,d]Olympus Re Holdings Ltd.	United States	16,280	—
White Mountains Insurance Group Ltd.	United States	140,935	63,908,385
Zurich Financial Services AG	Switzerland	137,066	31,040,150

			261,385,453

Internet Software & Services 0.9%
[a,h]Google Inc., A	United States	70,590	45,594,081

IT Services 0.0%†
Glodyne Technoserve Ltd.	India	8,705	39,211

Leisure Equipment & Products 0.6%
Mattel Inc.	United States	1,059,204	29,403,503

Machinery 1.1%
[a]Federal Signal Corp.	United States	930,921	3,863,322
[a]Oshkosh Corp.	United States	1,098,890	23,494,268
Stanley Black & Decker Inc.	United States	475,544	32,146,775

			59,504,365

Marine 1.0%
A.P. Moller – Maersk AS, B	Denmark	7,799	51,496,296

Media 5.0%
British Sky Broadcasting Group PLC	United Kingdom	3,977,185	45,281,531
News Corp., A	United States	4,119,651	73,494,574
News Corp., B	United States	393,003	7,144,795
Time Warner Cable Inc.	United States	1,052,303	66,894,902
Viacom Inc., B	United States	1,561,830	70,922,700

			263,738,502

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Metals & Mining 0.7%
ThyssenKrupp AG	Germany	1,543,348	$35,460,602

Multi-Utilities 0.6%
GDF Suez	France	1,065,032	29,113,306

Multiline Retail 0.5%
Kohl’s Corp.	United States	540,960	26,696,376

Office Electronics 1.5%
Xerox Corp.	United States	9,776,214	77,818,663

Oil, Gas & Consumable Fuels 8.1%
Apache Corp.	United States	616,550	55,847,099
BP PLC	United Kingdom	4,439,900	31,733,206
El Paso Corp.	United States	1,293,429	34,366,409
Marathon Oil Corp.	United States	3,143,898	92,021,894
Marathon Petroleum Corp.	United States	948,739	31,583,521
Murphy Oil Corp.	United States	665,920	37,118,381
Royal Dutch Shell PLC, A	United Kingdom	2,595,384	94,561,636
The Williams Cos. Inc.	United States	1,394,324	46,040,578

			423,272,724

Paper & Forest Products 2.5%
Domtar Corp.	United States	251,569	20,115,457
International Paper Co.	United States	2,328,654	68,928,159
MeadWestvaco Corp.	United States	1,464,799	43,870,730

			132,914,346

Pharmaceuticals 7.3%
Eli Lilly & Co.	United States	1,519,278	63,141,194
[a]Hospira Inc.	United States	804,948	24,446,271
Merck & Co. Inc.	United States	3,779,978	142,505,170
Pfizer Inc.	United States	5,550,274	120,107,929
Teva Pharmaceutical Industries Ltd., ADR	Israel	769,899	31,073,124

			381,273,688

Real Estate Investment Trusts (REITs) 0.3%
Alexander’s Inc.	United States	49,326	18,252,100

Real Estate Management & Development 0.2%
[c]Canary Wharf Group PLC	United Kingdom	1,535,898	5,638,540
[a]Forestar Group Inc.	United States	320,853	4,854,506

			10,493,046

Software 3.2%
Microsoft Corp.	United States	4,444,983	115,391,759
Nintendo Co. Ltd.	Japan	123,923	17,067,288
[a]Symantec Corp.	United States	2,229,001	34,883,865

			167,342,912

Tobacco 9.1%
Altria Group Inc.	United States	2,888,624	85,647,702
British American Tobacco PLC	United Kingdom	3,122,320	148,329,398
British American Tobacco PLC, ADR	United Kingdom	4,218	400,204
Imperial Tobacco Group PLC	United Kingdom	3,122,880	118,209,441
Lorillard Inc.	United States	428,964	48,901,896
Philip Morris International Inc.	United States	593,230	46,556,690

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Tobacco (continued)
Reynolds American Inc.	United States	690,951	$28,619,190

			476,664,521

Wireless Telecommunication Services 1.9%
Vodafone Group PLC	United Kingdom	35,967,880	99,974,187

Total Common Stocks and Other Equity Interests (Cost $4,287,345,075)			4,557,274,959

Convertible Preferred Stocks (Cost $241,000) 0.0%†
Commercial Banks 0.0%†
[a,d]First Southern Bancorp Inc., cvt. pfd., C	United States	241	887,690

		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests 4.2%
[i,j]Capmark Financial Group Inc., senior secured note, B, 9.00%, 9/30/17	United States	5,598,000	5,695,965
Clear Channel Communications Inc.,
[i,j]Delayed Draw 2 Term Loan, 3.946%, 1/29/16	United States	5,945,000	4,313,841
senior note, 9.00%, 3/01/21	United States	2,981,000	2,526,398
[k]senior note, PIK, 11.00%, 8/01/16	United States	12,556,000	7,973,060
[i,j]Tranche B Term Loan, 3.946%, 1/29/16	United States	35,406,000	26,269,269
[i,j]Tranche C Term Loan, 3.946%, 1/29/16	United States	6,902,668	5,013,062
[i,j]iStar Financial Inc.,
Tranche A1 Term Loan, 5.00%, 6/28/13	United States	2,588,847	2,575,440
Tranche A2 Term Loan, 7.00%, 6/30/14	United States	1,926,000	1,873,035
NRG Energy Inc., senior note, 7.375%, 1/15/17	United States	9,010,000	9,370,400
Realogy Corp.,
[i,j]Extended First Lien Term Loan, 4.691%, 10/10/16	United States	38,503,226	34,549,753
[i,j]Extended Revolver, 7.278%, 4/10/16	United States	2,156,694	1,711,336
[i,j]Extended Synthetic Letter of Credit, 4.545%, 10/10/16	United States	2,932,330	2,631,242
Second Lien Term Loan, 13.50%, 10/15/17	United States	5,314,000	5,333,927
senior note, 11.50%, 4/15/17	United States	3,654,000	2,868,390
[f]senior secured note, 144A, 7.875%, 2/15/19	United States	4,388,000	3,839,500
Rite Aid Corp., senior note,
8.625%, 3/01/15	United States	6,445,000	6,251,650
9.375%, 12/15/15	United States	8,300,000	8,051,000
[i,j]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.776%, 10/10/17	United States	90,618,405	57,693,748
[f]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	39,308,000	33,559,205

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $249,191,681)			222,100,221

Corporate Notes and Senior Floating Rate Interests in Reorganization 0.3%
[d,l]Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	2,128	—
[i,j,l]Tribune Co.,
Incremental Term Loan, 7.25%, 6/04/14	United States	3,098,000	1,763,924
[m]Initial Tranche B Term Loan, 5.25%, 6/04/14	United States	19,651,000	11,534,036

Total Corporate Notes and Senior Floating Rate Interests in Reorganization (Cost $15,189,619)			13,297,960

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Shares Securities Fund	Country	Shares		Value
Companies in Liquidation 0.0%†
[a]Adelphia Recovery Trust	United States	29,283,354		$29,283
[a,b]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453		80,174
[a,d,e,g]CB FIM Coinvestors LLC	United States	6,400,507		—
[a,b,c]Century Communications Corp., Contingent Distribution	United States	5,487,000		—
[a,d]FIM Coinvestor Holdings I, LLC	United States	8,006,950		—
[a,b,c]Tropicana Litigation Trust, Contingent Distribution	United States	18,305,000		—

		Principal Amount*
[c,l]Peregrine Investments Holdings Ltd., 1/15/98	Hong Kong	5,000,000	JPY	—
c,[l]PIV Investment Finance (Cayman) Ltd., 12/01/00	Hong Kong	12,200,000		—

Total Companies in Liquidation (Cost $2,791,061)				109,457

Total Investments before Short Term Investments (Cost $4,554,758,436)				4,793,670,287

Short Term Investments 7.0%
Convertible Notes (Cost $6,601,983) 0.1%
[i]iStar Financial Inc., cvt., senior note, FRN, 0.872%, 10/01/12	United States	7,096,000		6,386,400

U.S. Government and Agency Securities 6.9%
[n]FHLB, 1/03/12	United States	1,300,000		1,300,000
[n,o]U.S. Treasury Bills, 1/05/12 - 7/26/12	United States	360,000,000		359,960,457

Total U.S. Government and Agency Securities (Cost $361,253,915)				361,260,457

Total Investments (Cost $4,922,614,334) 98.4%				5,161,317,144
Options Written (0.0)%†				(344,040)
Securities Sold Short (0.7)%				(33,955,149)
Other Assets, less Liabilities 2.3%				119,032,283

Net Assets 100.0%				$5,246,050,238

		Number of Contracts
[p]Options Written (Premiums received $247,051) (0.0)%†
Calls – Exchange-Traded
Internet Software & Services (0.0)%†
Google Inc., A, February Strike Price $645, Expires 2/18/12	United States	122		(344,040)

		Shares
[q]Securities Sold Short (Proceeds $36,014,854) (0.7)%
Health Care Providers & Services (0.7)%
Express Scripts Inc.	United States	759,793		(33,955,149)

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Shares Securities Fund

†Rounds to less than 0.1% of net assets.

*The principle amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2011, the aggregate value of these securities was $5,851,535, representing 0.11% of net assets.

dSee Note 9 regarding restricted securities.

eAt December 31, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2011, the aggregate value of these securities was $46,902,873, representing 0.89% of net assets.

gSee Note 13 regarding holdings of 5% voting securities.

hA portion or all of the security is held in connection with written option contracts open at year end.

iThe coupon rate shown represents the rate at period end.

jSee Note 1(g) regarding senior floating rate interests.

kIncome may be received in additional securities and/or cash.

lSee Note 7 regarding credit risk and defaulted securities.

mA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).

nThe security is traded on a discount basis with no stated coupon rate.

oSecurity or a portion of the security has been pledged as collateral for securities sold short, open futures and written options contracts. At December 31, 2011, the value of these securities and/or cash pledged as collateral was $59,483,235, representing 1.13% of net assets.

pSee Note 1(d) regarding written options.

qSee Note 1(e) regarding securities sold short.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Shares Securities Fund

At December 31, 2011, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
EUR/USD	Short	273	$44,253,300	3/19/12	$331,495	$—
GBP/USD	Short	270	26,156,250	3/19/12	—	(1,226)

Unrealized appreciation (depreciation)					331,495	(1,226)

Net unrealized appreciation (depreciation)					$330,269

At December 31, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
British Pound	DBAB	Sell	4,572,968	$7,278,122	1/17/12	$176,367	$—
British Pound	BZWS	Sell	32,069,312	50,496,624	1/17/12	693,433	—
British Pound	HSBC	Sell	23,769,808	37,274,317	1/17/12	360,141	—
British Pound	BOFA	Sell	2,638,666	4,255,441	1/17/12	157,630	—
Euro	BOFA	Buy	5,303,484	6,894,081	1/18/12	—	(28,896)
Euro	DBAB	Buy	3,800,000	4,945,350	1/18/12	—	(26,376)
Euro	SSBT	Buy	1,138,136	1,488,386	1/18/12	—	(15,107)
Euro	BZWS	Buy	2,303,484	2,990,314	1/18/12	—	(8,530)
Euro	SSBT	Buy	4,001,200	5,170,191	1/18/12	9,230	—
Euro	BOFA	Sell	20,807,231	28,934,685	1/18/12	2,000,413	—
Euro	SSBT	Sell	16,545,183	22,942,526	1/18/12	1,525,333	—
Euro	HSBC	Sell	799,395	1,133,304	1/18/12	98,514	—
Euro	BZWS	Sell	799,395	1,131,861	1/18/12	97,071	—
Euro	DBAB	Sell	482,498	684,423	1/18/12	59,846	—
Japanese Yen	HSBC	Sell	26,900,000	347,321	1/20/12	—	(2,303)
Japanese Yen	BOFA	Buy	42,659,861	555,015	1/20/12	—	(558)
Japanese Yen	DBAB	Buy	17,906,800	229,891	1/20/12	2,847	—
Japanese Yen	BOFA	Buy	18,960,293	243,737	1/20/12	2,693	—
Japanese Yen	DBAB	Sell	626,700,251	8,177,142	1/20/12	31,824	—
Swiss Franc	DBAB	Buy	17,907,635	21,232,004	2/10/12	—	(2,132,247)
Swiss Franc	BZWS	Buy	11,789,692	13,464,506	2/10/12	—	(889,966)
Swiss Franc	BOFA	Buy	11,873,649	13,088,985	2/10/12	—	(424,900)
Swiss Franc	SSBT	Buy	3,155,907	3,691,483	2/10/12	—	(325,485)
Swiss Franc	HAND	Buy	290,688	328,201	2/10/12	—	(18,162)
Swiss Franc	BZWS	Sell	32,638,454	42,466,805	2/10/12	7,655,588	—
Swiss Franc	DBAB	Sell	32,410,462	42,274,466	2/10/12	7,706,418	—
Swiss Franc	HSBC	Sell	139,747	153,755	2/10/12	4,706	—
Swiss Franc	BOFA	Sell	1,017,372	1,093,667	2/10/12	8,567	—
British Pound	HSBC	Sell	19,327,242	29,860,589	2/21/12	—	(144,255)
British Pound	BOFA	Sell	33,489,979	52,813,696	2/21/12	821,716	—
British Pound	SSBT	Sell	1,055,391	1,656,066	2/21/12	17,610	—
British Pound	HSBC	Sell	1,055,391	1,656,457	2/21/12	18,001	—
British Pound	DBAB	Sell	2,787,676	4,375,536	2/21/12	47,770	—
British Pound	BZWS	Sell	1,055,391	1,655,214	2/21/12	16,758	—
Australian Dollar	BZWS	Sell	1,178,532	1,137,378	2/23/12	—	(60,642)
Australian Dollar	DBAB	Sell	474,268	457,716	2/23/12	—	(24,394)
Australian Dollar	BZWS	Buy	21,192,314	21,192,314	2/23/12	350,421	—
Australian Dollar	BOFA	Sell	19,539,514	19,988,922	2/23/12	126,317	—

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Mutual Shares Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	30,070,447	$43,602,149	2/29/12	$4,662,264	$—
Euro	DBAB	Sell	17,655,717	24,015,306	2/29/12	1,151,942	—
Euro	BZWS	Sell	21,015,749	28,641,645	3/15/12	1,422,394	—
Euro	BOFA	Sell	12,406,502	16,964,404	3/15/12	895,708	—
Euro	DBAB	Sell	259,199	340,424	3/15/12	4,714	—
British Pound	BZWS	Sell	37,896,554	58,512,279	3/19/12	—	(304,353)
British Pound	BOFA	Sell	27,001,710	42,554,695	3/19/12	647,200	—
British Pound	BOFA	Sell	20,145,336	31,053,586	4/16/12	—	(203,238)
British Pound	DBAB	Sell	1,153,846	1,788,254	4/16/12	—	(2,014)
Euro	SSBT	Sell	640,248	863,150	4/16/12	33,535	—
Euro	DBAB	Sell	6,218,379	8,352,381	4/16/12	294,775	—
Euro	BZWS	Sell	45,362,750	60,668,205	4/16/12	1,888,388	—
Euro	HSBC	Sell	3,726,926	5,029,766	4/16/12	200,517	—
Euro	BOFA	Sell	5,688,919	7,652,768	4/16/12	281,221	—
Euro	HAND	Sell	3,605,814	4,855,349	4/16/12	183,035	—
Norwegian Krone	HAND	Sell	23,019,240	3,826,973	6/19/12	—	(36)
Norwegian Krone	HAND	Sell	1,330,000	221,648	6/19/12	533	—

Unrealized appreciation (depreciation)						33,655,440	(4,611,462)

Net unrealized appreciation (depreciation)						$29,043,978

See Abbreviations on page MS-37.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Mutual Shares Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,917,046,401
Cost - Non-controlled affiliated issuers (Note 13)	5,567,933

Total cost of investments	$4,922,614,334

Value	$5,161,317,144
Cash	39,926,695
Restricted cash (Note 1h)	19,315,000
Foreign currency, at value (cost $37,370,122)	37,340,479
Receivables:
Investment securities sold	9,323,149
Capital shares sold	811,067
Dividends and interest	17,864,551
Due from brokers	31,810,243
Unrealized appreciation on forward exchange contracts	33,655,440
Other assets	199,550

Total assets	5,351,563,318

Liabilities:
Payables:
Investment securities purchased	37,129,551
Capital shares redeemed	2,602,821
Affiliates	4,709,197
Variation margin	270,788
Options written, at value (premiums received $247,051)	344,040
Securities sold short, at value (proceeds $36,014,854)	33,955,149
Due to brokers	19,315,000
Unrealized depreciation on forward exchange contracts	4,611,462
Unrealized depreciation on unfunded loan commitments (Note 10)	1,101,620
Accrued expenses and other liabilities	1,473,452

Total liabilities	105,513,080

Net assets, at value	$5,246,050,238

Net assets consist of:
Paid-in capital	$5,468,187,630
Undistributed net investment income	98,882,928
Net unrealized appreciation (depreciation)	268,880,748
Accumulated net realized gain (loss)	(589,901,068)

Net assets, at value	$5,246,050,238

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2011

Mutual Shares Securities Fund
Class 1:
Net assets, at value	$1,170,780,709

Shares outstanding	75,203,571

Net asset value and maximum offering price per share	$15.57

Class 2:
Net assets, at value	$3,913,220,074

Shares outstanding	254,506,962

Net asset value and maximum offering price per share	$15.38

Class 4:
Net assets, at value	$162,049,455

Shares outstanding	10,490,127

Net asset value and maximum offering price per share	$15.45

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Mutual Shares Securities Fund
Investment income:
Dividends	$140,979,904
Interest	25,518,337
Income from securities loaned	2,157,159

Total investment income	168,655,400

Expenses:
Management fees (Note 3a)	33,402,927
Administrative fees (Note 3b)	4,773,508
Distribution fees: (Note 3c)
Class 2	10,206,801
Class 4	577,474
Unaffiliated transfer agent fees	5,330
Custodian fees (Note 4)	314,209
Reports to shareholders	1,035,376
Professional fees	1,251,197
Trustees’ fees and expenses	21,161
Dividends on securities sold short	9,928
Other	138,096

Total expenses	51,736,007
Expense reductions (Note 4)	(22)

Net expenses	51,735,985

Net investment income	116,919,415

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(15,793,927)
Written options	137,832
Foreign currency transactions	(67,783,800)
Futures contracts	4,822,033
Securities sold short	9,420,387

Net realized gain (loss)	(69,197,475)

Net change in unrealized appreciation (depreciation) on:
Investments	(192,340,088)
Translation of other assets and liabilities denominated in foreign currencies	40,496,303

Net change in unrealized appreciation (depreciation)	(151,843,785)

Net realized and unrealized gain (loss)	(221,041,260)

Net increase (decrease) in net assets resulting from operations	$(104,121,845)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Shares Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income	$116,919,415	$125,525,670
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and securities sold short	(69,197,475)	126,268,882
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(151,843,785)	300,848,655

Net increase (decrease) in net assets resulting from operations	(104,121,845)	552,643,207

Distributions to shareholders from:
Net investment income:
Class 1	(32,920,483)	(18,628,775)
Class 2	(95,354,646)	(62,378,105)
Class 4	(3,732,632)	(2,455,400)

Total distributions to shareholders	(132,007,761)	(83,462,280)

Capital share transactions: (Note 2)
Class 1	(34,519,147)	440,450,926
Class 2	(141,255,692)	(125,986,124)
Class 4	339,468	11,534,796

Total capital share transactions	(175,435,371)	325,999,598

Net increase (decrease) in net assets	(411,564,977)	795,180,525
Net assets:
Beginning of year	5,657,615,215	4,862,434,690

End of year	$5,246,050,238	$5,657,615,215

Undistributed net investment income included in net assets:
End of year	$98,882,928	$115,196,471

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Mutual Shares Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

The Fund entered into futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

At December 31, 2011, the Fund holds $9,992,205 in United Kingdom treasury bonds and U.S. treasury bills, bonds, and notes as collateral for derivatives.

See Notes 6 and 12 regarding investment transactions and other derivative information, respectively.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

f. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Securities Lending (continued)

day. The collateral is invested in a non-registered money fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2011, the Fund had no securities on loan.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Restricted Cash

At December 31, 2011, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

i. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

j. Security Transactions, Investment Income, Expenses and Distributions (continued)

shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	42,708,405	$674,448,160	37,999,296	$576,826,047
Shares issued in reinvestment of distributions	2,247,132	32,920,483	1,260,404	18,628,775
Shares redeemed	(50,368,429)	(741,887,790)	(10,669,332)	(155,003,896)

Net increase (decrease)	(5,412,892)	$(34,519,147)	28,590,368	$440,450,926

Class 2 Shares:
Shares sold	25,072,748	$394,507,314	24,723,011	$370,497,941
Shares issued in reinvestment of distributions	6,585,266	95,354,646	4,269,549	62,378,105
Shares redeemed	(39,735,152)	(631,117,652)	(37,538,246)	(558,862,170)

Net increase (decrease)	(8,077,138)	$(141,255,692)	(8,545,686)	$(125,986,124)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2011		2010
	Shares	Amount	Shares	Amount
Class 4 Shares:
Shares sold	534,093	$8,261,151	1,277,647	$19,039,058
Shares issued on reinvestment of distributions	256,538	3,732,632	167,148	2,455,400
Shares redeemed	(736,961)	(11,654,315)	(654,528)	(9,959,662)

Net increase (decrease)	53,670	$339,468	790,267	$11,534,796

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2011, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 19.75% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At December 31, 2011, the Fund had capital loss carryforwards of $508,530,121 expiring in 2017 and capital loss carryforwards of $11,314,074 not subject to expiration.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from ordinary income	$132,007,761	$83,462,280

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$4,986,368,955

Unrealized appreciation	$762,945,651
Unrealized depreciation	(587,997,462)

Net unrealized appreciation (depreciation)	$174,948,189

Distributable earnings – undistributed ordinary income	$121,954,971

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, corporate actions, and wash sales.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2011, aggregated $2,121,842,543 and $2,191,502,295, respectively.

Transactions in options written during the year ended December 31, 2011, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2010	—	$—
Options written	1,649	384,883
Options expired	(1,527)	(137,832)
Options exercised	—	—
Options closed	—	—

Options outstanding at December 31, 2011	122	$247,051

See Notes 1(d) and 12 regarding derivative financial instruments and other derivative information, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2011, the aggregate value of distressed company securities for which interest recognition has been discontinued was $13,297,960, representing 0.25% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

9. RESTRICTED SECURITIES (continued)

At December 31, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
4,709,226	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$—	$—
1,376	Ally Financial Inc.	11/20/06 - 6/02/09	6,501,522	7,157,592
2,128	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10	2,128	—
6,400,507	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
16,365,800	Cerberus CG Investor I LLC	7/26/07 - 4/28/10	7,639,123	1,718,409
16,365,662	Cerberus CG Investor II LLC	7/26/07 - 4/28/10	7,639,035	1,718,395
8,183,451	Cerberus CG Investor III LLC	7/26/07 - 4/28/10	3,819,912	859,262
11,728	Elephant Capital Holdings Ltd.	8/29/03 - 3/10/08	1,813,542	—
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
140,952	First Southern Bancorp Inc.	1/27/10 - 7/07/10	2,974,087	1,370,054
241	First Southern Bancorp Inc., cvt. pfd., C	1/27/10 - 7/07/10	241,000	887,690
5,565,600	GLCP Harrah’s Investment LP	1/15/08	5,567,933	—
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	1,404,538
11,387,027	International Automotive Components Group North America, LLC	1/12/06 - 10/10/07	13,926,539	4,826,961
57,295	NCB Warrant Holdings Ltd., A	12/16/05 - 3/10/08	539,528	—
16,280	Olympus Re Holdings Ltd.	12/19/01	1,534,738	—

	Total Restricted Securities (0.38% of Net Assets)			$19,942,901

10. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2011, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Realogy Corp., Extended Revolver, 7.278%, 4/10/16	$5,876,669

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

11. UNFUNDED CAPITAL COMMITMENTS

The Fund enters into certain capital commitments and may be obligated to perform on such agreements at a future date. The Fund monitors these commitments and assesses the probability of required performance. For any agreements whose probability of performance is determined to be greater than remote, the Fund assesses the fair value of the commitment. In instances where the probability of performance is greater than remote and the performance under the commitment would result in an unrealized loss, the Fund recognizes such losses on the Statement of Assets and Liabilities and the Statement of Operations.

At December 31, 2011, the Fund had aggregate unfunded capital commitments of $329,837, for which no depreciation has been recognized.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

12. OTHER DERIVATIVE INFORMATION

At December 31, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount		Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$33,986,935	[a]	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$4,612,688	[a]
Equity contracts				Options written, at value	344,040

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(59,713,370)	$41,037,402
Equity contracts	Net realized gain (loss) from written options / Net change in unrealized appreciation (depreciation) on investments	137,832	(96,989)

For the year ended December 31, 2011, the average month end market value of derivatives represented 0.56% of average month end net assets. The average month end number of open derivative contracts for the year was 119.

See Notes 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

13. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2011, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC	6,400,507	—	—	6,400,507	$—	$—	$—
GLCP Harrah’s Investment LP	5,565,600	—	—	5,565,600	—	—	—

Total Affiliated Securities (0.00% of Net Assets)					$—	$—	$—

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

14. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

15. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$6,234,594		$6,234,594
Chemicals	51,259,099	—	25,000		51,284,099
Commercial Banks	153,440,388	—	2,257,744	[b]	155,698,132
Consumer Finance	—	1,062	11,453,658		11,454,720
Diversified Financial Services	72,166,409	9,504,168	—		81,670,577
Diversified Telecommunication Services	20,481,332	—	184,900	[b]	20,666,232
Real Estate Management & Development	4,854,506	—	5,638,540		10,493,046
Other Equity Investments[c]	4,220,661,249	—	—	[b]	4,220,661,249
Corporate Bonds, Notes and Senior Floating Rate Interests	—	222,100,221	—		222,100,221
Corporate Notes and Senior Floating Rate Interests in Reorganization	—	13,297,960	—	[b]	13,297,960
Companies in Liquidation	—	109,457	—	[b]	109,457
Short Term Investments	359,960,457	7,686,400	—		367,646,857

Total Investments in Securities	$4,882,823,440	$252,699,268	$25,794,436		$5,161,317,144

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

15. FAIR VALUE MEASUREMENTS (continued)

	Level 1	Level 2	Level 3	Total

Forward Exchange Contracts	$—	$33,655,440	$—	$33,655,440
Futures Contracts	331,495	—	—	331,495
Liabilities:
Options Written	344,040	—	—	344,040
Securities Sold Short	33,955,149	—	—	33,955,149
Forward Exchange Contracts	—	4,611,462	—	4,611,462
Futures Contracts	1,226	—	—	1,226
Unfunded Loan Commitments	—	1,101,620	—	1,101,620

aIncludes common and convertible preferred stocks as well as other equity investments.

bIncludes securities determined to have no value.

cFor detailed categories, see the accompanying Statement of Investments.

At December 31, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3[a]	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets
Investments in Securities:
Equity Investments:[c]
Airlines	$—	[d]	$—	$—	$—	$—	$(20,190)	$(879,733)	$899,923	$—		$—
Auto Components	17,504,881	[d]	—	(21,358)	—	—	(370,936)	(13,191)	(10,864,802)	6,234,594		(11,268,597)
Chemicals	25,000		—	—	—	—	—	—	—	25,000		—
Commercial Banks	2,688,630	[d]	—	—	—	—	—	—	(430,886)	2,257,744	[d]	(430,886)
Computers & Peripherals	—	[d]	—	—	—	—	(18,251)	(10,867)	29,118	—		—
Consumer Finance	28,388,621		—	—	—	—	(3,814,368)	—	(13,120,595)	11,453,658		(13,120,595)
Diversified Telecommunication Services	—	[d]	—	—	—	—	(194)	194	184,900	184,900	[d]	184,900
Electric Utilities	23,791,010	[d]	—	(22,079,951)	—	—	—	—	(1,711,059)	—	[d]	—
Hotels Restaurants & Leisure	2,369,832		—	—	—	—	—	—	(2,369,832)	—	[d]	(2,369,832)
Insurance	6,186		—	—	—	—	(5,652)	—	(534)	—	[d]	(534)
IT Services	95,515		—	—	—	(51,270)	—	—	(44,245)	—		—
Real Estate Management & Development	6,659,198		—	—	—	—	—	—	(1,020,658)	5,638,540		(1,020,658)
Corporate Bonds, Notes, and Senior Floating Rate Interests	15,981,825		—	(19,388,999)	—	—	—	—	3,407,175	—		—

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

15. FAIR VALUE MEASUREMENTS (continued)

	Balance at Beginning of Year		Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3[a]	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Corporate Notes and Senior Floating Rate Interests in Reorganization	$4,255		$—	$(2,128)	$—	$—	$—	$—	$(2,128)	$—	[d]	$(2,128)
Companies in Liquidation	—	[d]	—	—	—	—	(21,250)	21,250	—	—	[d]	—

Total	$97,514,953		$—	$(41,492,436)	$—	$(51,270)	$(4,250,841)	$(882,347)	$(25,043,623)	$25,794,436		$(28,028,330)

aThe investment was transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes common and convertible preferred stocks as well as other equity investments.

dIncludes securities determined to have no value.

16. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

17. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BOFA - Bank of America Corp.	EUR - Euro	ADR - American Depository Receipt
BZWS - Barclays Bank PLC	GBP - British Pound	FHLB - Federal Home Loan Bank
DBAB - Deutsche Bank AG	JPY - Japanese Yen	FRN - Floating Rate Note
HAND - Svenska Handelsbanken	USD - United States Dollar	PIK - Payment-In-Kind
HSBC - HSBC Bank USA, N.A.
SSBT - State Street Bank and Trust Co.

Franklin Templeton Variable Insurance Products Trust

Mutual Shares Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Shares Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Mutual Shares Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 55.50% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2011.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	5-Year	10-Year
Average Annual Total Return	-15.88%	+0.76%	+12.58%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was -3.44%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/02–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI Emerging Markets (EM) Index and the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the MSCI EM Index had a -18.17% total return, and the S&P/IFCI Composite Index had a -19.03% total return for the same period.1 Please note that index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The fundamental and financial strength of emerging markets was evident in 2011, as emerging market countries continued to report generally strong economic data, albeit a moderation from 2010. This strength, however, was not reflected in emerging market equity prices as the eurozone sovereign debt crisis and U.S. fiscal concerns led many investors to hold cash, shying away from many investments in developed and emerging markets.

Global stock prices were largely range bound in the first half of 2011. Markets, however, declined in August, largely due to S&P’s downgrade of the U.S. long-term sovereign credit rating to AA+ from AAA, and then again in September, as the prolonged eurozone sovereign debt crisis and lack of a comprehensive solution created significant confusion and volatility in global financial markets.

In October, however, global equity prices rallied, and emerging markets as measured by the MSCI EM Index recorded a double-digit return for the month. Investors welcomed strong corporate earnings reports, the release of positive U.S. economic data, and the European Union’s plans to recapitalize its banks and leverage the European Financial Stability Facility. This rally proved short-lived, and global equity markets corrected again in the final two months of 2011, largely due to the slow progress by European leaders to resolve the eurozone debt crisis.

Heightened volatility and increased uncertainty also gave investors reasons to lock in profits from 2009 and 2010, when many emerging

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Investing in emerging or developing markets is subject to all the risks of foreign investing generally as well as additional, heightened risks, including currency fluctuations, economic instability, market volatility, political and social instability, the relatively smaller size and lesser liquidity of these markets, and less government supervision and regulation of business and industry practices. The Fund may have significant investments in one or more countries or in particular sectors or industries from time to time, and may carry greater risk of adverse developments in a country, sector or industry than a fund that invests more broadly. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

markets returned more than 100% in U.S. dollar (USD) terms, as measured by the components of the MSCI EM Index.1 Against this backdrop, emerging markets, as represented by the MSCI EM Index, declined -18.17% in USD terms in 2011.1

Within emerging markets, Southeast Asian stocks were among the better performers in 2011. Strong domestic demand, rising disposable incomes and relatively low unemployment made the region’s economies more resilient to global uncertainties. Relatively more export-dependent markets such as China and Taiwan, however, underperformed their regional peers. India was among the worst emerging market performers for the year due to high inflation and interest rates, a weak rupee and global economic uncertainties. Generally weaker emerging market currencies and a global commodity price correction adversely impacted Latin American markets.

Eastern European markets were among the poorest performers, largely due to their proximity to their western counterparts and a weaker euro rather than a significant deterioration in the region’s economies. South Africa significantly outperformed most of its emerging market counterparts in local currency terms but ended the period with double-digit declines in USD terms due to a weaker rand.

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the 12 months under review, major detractors from the Fund’s absolute performance were Brazil-based Vale, the world’s largest iron ore producer and second-largest nickel producer; Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel), a Russia-based major producer of nickel, palladium, and other base and precious metals; and Tata Consultancy Services, one of India’s largest information technology consulting and services firms, with outsourcing services primarily in the

Americas, Europe and India. Weak commodity metal prices and higher raw material costs weighed on Vale’s share price. However, at year-end we believed Vale could benefit from the long-term uptrend in commodity demand due to emerging market industrialization. Vale’s strong cash flow and attractive valuations, in our view, underscored our belief in its long-term potential. Investor concerns that Norilsk Nickel could become embroiled in Russian domestic politics after a major shareholder’s December announcement of his intention to run in the presidential election added to the adverse effects of metal price weakness on the company’s shares. In our long-term view, Norilsk Nickel’s strong global market share in base metal and platinum group metal production, huge reserves and low-cost nickel production put the company in a strong position. Tata’s share price performed poorly in U.S. dollar terms due to weakness in the Indian rupee, which reached a record low against the dollar in December. Based on our analysis, we believed Tata remained well positioned to benefit from the global outsourcing trend of services to Indian consulting companies.

Major contributors to absolute performance during the reporting period were Astra International, Indonesia’s leading car and motorcycle company; Brazil-based AmBev (Companhia de Bebidas das Americas), one of the world’s largest beer and soft drink producers; and Souza Cruz, Brazil’s major cigarette company. Astra is a leader in the Indonesian car and motorcycle markets, which have been enjoying strong secular growth trends. The company continued to benefit from Indonesia’s robust economic growth, higher incomes and affordable credit. The strong market positions of AmBev and Souza Cruz have allowed their businesses to achieve superior returns and build market share as consumers become wealthier and more discerning. In our view, the companies’ strong operations, low debt levels, good dividend yield and strong brands made them attractive investments.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2011, the U.S. dollar rose in value relative to most

Top 10 Holdings

Templeton Developing Markets

Securities Fund

12/31/11

Company Sector/Industry, Country	% of Total Net Assets
AmBev (Companhia de Bebidas das Americas)	6.7%
Beverages, Brazil
PT Astra International Tbk	6.3%
Automobiles, Indonesia
Vale SA, ADR, pfd., A	5.0%
Metals & Mining, Brazil
Tata Consultancy Services Ltd.	4.6%
IT Services, India
Souza Cruz SA	3.9%
Tobacco, Brazil
LUKOIL Holdings, ADR	3.5%
Oil, Gas & Consumable Fuels, Russia
President Chain Store Corp.	3.3%
Food & Staples Retailing, Taiwan
Itau Unibanco Holding SA, ADR	3.3%
Commercial Banks, Brazil
Gazprom, ADR	3.0%
Oil, Gas & Consumable Fuels, Russia
PT Bank Central Asia Tbk	2.9%
Commercial Banks, Indonesia

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

During the 12-month reporting period, we initiated positions in Australia, Malaysia and Qatar as we continued to search for what we considered to be attractive investment opportunities. We added construction, casinos and gaming, Internet software and services, specialty store and apparel retail companies. Key purchases included new positions in Australia-based BHP Billiton, a major diversified natural resources company with significant sales in emerging markets; Singapore-based SembCorp Marine, a premier global marine and offshore engineering group; and Anhui Conch Cement, one of China’s largest cement producers.

Conversely, we reduced the Fund’s investments in India, Brazil, Russia and China via Hong Kong-listed China H shares to focus on stocks we considered more attractively valued within our investment universe and raise funds for redemptions.2 We reduced the Fund’s holdings largely in diversified banks, oil and gas, diversified metals and mining, and automobile companies. Additionally, we sold our holdings in select companies that reached their target prices during the reporting period. Key sales included reductions of our positions in Brazilian financial conglomerate Itau Unibanco Holding and Chinese automobile manufacturer Guangzhou Automobile Group, as well as elimination of our holding in Brazilian cosmetics company Natura Cosmeticos.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

2. “China-H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets

Securities Fund

12/31/11

% of Total Net Assets
Brazil	20.7%
Russia	14.8%
Indonesia	11.1%
China	8.8%
India	8.8%
Thailand	5.7%
Hong Kong	3.9%
Chile	3.3%
Taiwan	3.3%
Singapore	2.3%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$832.20	$7.94
Hypothetical (5% return before expenses)	$1,000	$1,016.53	$8.74

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.72%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.40	$9.86	$6.11	$16.16	$13.92

Income from investment operations[a]:
Net investment income[b]	0.17	0.09	0.12	0.16	0.32
Net realized and unrealized gains (losses)	(1.94)	1.63	4.02	(7.40)	3.51

Total from investment operations	(1.77)	1.72	4.14	(7.24)	3.83

Less distributions from:
Net investment income	(0.13)	(0.18)	(0.36)	(0.37)	(0.38)
Net realized gains	—	—	(0.03)	(2.44)	(1.21)

Total distributions	(0.13)	(0.18)	(0.39)	(2.81)	(1.59)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$9.50	$11.40	$9.86	$6.11	$16.16

Total return[d]	(15.67)%	17.83%	73.32%	(52.62)%	29.09%
Ratios to average net assets
Expenses	1.40%	1.49% [e]	1.45% [e]	1.52% [e]	1.48% [e]
Net investment income	1.57%	0.87%	1.64%	1.52%	2.07%

Supplemental data
Net assets, end of year (000’s)	$232,544	$347,242	$325,927	$234,213	$753,843
Portfolio turnover rate	14.90%	24.41%	56.58% [f]	75.11% [f]	98.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.30	$9.78	$6.04	$15.99	$13.79

Income from investment operations[a]:
Net investment income[b]	0.14	0.06	0.11	0.15	0.27
Net realized and unrealized gains (losses)	(1.92)	1.62	3.98	(7.33)	3.49

Total from investment operations	(1.78)	1.68	4.09	(7.18)	3.76

Less distributions from:
Net investment income	(0.10)	(0.16)	(0.32)	(0.33)	(0.35)
Net realized gains	—	—	(0.03)	(2.44)	(1.21)

Total distributions	(0.10)	(0.16)	(0.35)	(2.77)	(1.56)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$9.42	$11.30	$9.78	$6.04	$15.99

Total return[d]	(15.86)%	17.58%	72.59%	(52.70)%	28.78%
Ratios to average net assets
Expenses	1.65%	1.74% [e]	1.70% [e]	1.77% [e]	1.73% [e]
Net investment income	1.32%	0.62%	1.39%	1.27%	1.82%

Supplemental data
Net assets, end of year (000’s)	$295,223	$392,546	$435,947	$264,186	$1,090,549
Portfolio turnover rate	14.90%	24.41%	56.58% [f]	75.11% [f]	98.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.23	$9.73	$6.02	$15.96	$13.78

Income from investment operations[a]:
Net investment income[b]	0.14	0.06	0.10	0.11	0.24
Net realized and unrealized gains (losses)	(1.91)	1.60	3.97	(7.27)	3.52

Total from investment operations	(1.77)	1.66	4.07	(7.16)	3.76

Less distributions from:
Net investment income	(0.10)	(0.16)	(0.33)	(0.34)	(0.37)
Net realized gains	—	—	(0.03)	(2.44)	(1.21)

Total distributions	(0.10)	(0.16)	(0.36)	(2.78)	(1.58)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$9.36	$11.23	$9.73	$6.02	$15.96

Total return[d]	(15.86)%	17.51%	72.63%	(52.67)%	28.70%
Ratios to average net assets
Expenses	1.65%	1.74% [e]	1.70% [e]	1.77% [e]	1.73% [e]
Net investment income	1.32%	0.62%	1.39%	1.27%	1.82%

Supplemental data
Net assets, end of year (000’s)	$44,702	$66,484	$66,718	$32,953	$100,961
Portfolio turnover rate	14.90%	24.41%	56.58% [f]	75.11% [f]	98.32%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 4	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.30	$9.80	$6.09	$14.88

Income from investment operations[b]:
Net investment income (loss)[c]	0.13	0.05	0.09	(0.33)
Net realized and unrealized gains (losses)	(1.91)	1.61	4.00	(5.65)

Total from investment operations	(1.78)	1.66	4.09	(5.98)

Less distributions from:
Net investment income	(0.10)	(0.16)	(0.35)	(0.37)
Net realized gains	—	—	(0.03)	(2.44)

Total distributions	(0.10)	(0.16)	(0.38)	(2.81)

Redemption fees[d]	—	—	—	—

Net asset value, end of year	$9.42	$11.30	$9.80	$6.09

Total return[e]	(15.88)%	17.41%	72.45%	(48.66)%
Ratios to average net assets[f]
Expenses	1.75%	1.84% [g]	1.80% [g]	1.87% [g]
Net investment income	1.22%	0.52%	1.29%	1.17%

Supplemental data
Net assets, end of year (000’s)	$24,380	$37,198	$26,362	$7,208
Portfolio turnover rate	14.90%	24.41%	56.58% [h]	75.11% [h]

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks 85.4%
Australia 1.5%
BHP Billiton Ltd.	Metals & Mining	250,162	$8,809,050

Brazil 13.9%
Companhia de Bebidas das Americas (AmBev)	Beverages	1,362,350	39,922,880
Itau Unibanco Holding SA, ADR	Commercial Banks	1,053,474	19,552,477
Souza Cruz SA	Tobacco	1,888,597	23,222,283

			82,697,640

Chile 2.2%
Antofagasta PLC	Metals & Mining	704,479	13,322,274

China 8.8%
Anhui Conch Cement Co. Ltd., H	Construction Materials	1,725,000	5,119,518
CNOOC Ltd.	Oil, Gas & Consumable Fuels	7,181,000	12,593,055
[a]Great Wall Motor Co. Ltd., H	Automobiles	2,460,677	3,592,830
Guangzhou Automobile Group Co. Ltd., H	Automobiles	916,396	764,588
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	13,880,000	17,317,385
Tencent Holdings Ltd.	Internet Software & Services	137,000	2,751,783
[a]Uni-President China Holdings Ltd.	Food Products	927,675	555,415
Yantai Changyu Pioneer Wine Co. Ltd., B	Beverages	532,700	5,830,029
Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	1,948,000	4,158,556

			52,683,159

Hong Kong 3.9%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,014,733	9,467,459
Giordano International Ltd.	Specialty Retail	474,000	342,992
I.T Ltd.	Specialty Retail	3,540,000	1,950,815
Luk Fook Holdings (International) Ltd.	Specialty Retail	999,000	3,485,811
SJM Holdings Ltd.	Hotels, Restaurants & Leisure	1,885,000	3,058,095
VTech Holdings Ltd.	Communications Equipment	506,300	5,078,254

			23,383,426

India 8.8%
Grasim Industries Ltd.	Construction Materials	31,224	1,477,449
Infosys Ltd.	IT Services	169,190	8,824,273
National Aluminium Co. Ltd.	Metals & Mining	1,578,595	1,508,174
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	1,826,624	8,853,174
Tata Chemicals Ltd.	Chemicals	701,855	4,121,900
Tata Consultancy Services Ltd.	IT Services	1,258,688	27,570,526

			52,355,496

Indonesia 11.1%
PT Astra International Tbk	Automobiles	4,610,000	37,622,277
PT Bank Central Asia Tbk	Commercial Banks	19,763,532	17,436,808
PT Bank Rakyat Indonesia (Persero) Tbk	Commercial Banks	15,197,500	11,313,276

			66,372,361

Malaysia 0.1%
Genting Bhd.	Hotels, Restaurants & Leisure	179,000	621,136

Mexico 1.5%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	246,434	5,569,409
Kimberly Clark de Mexico SAB de CV, A	Household Products	650,871	3,540,105

			9,109,514

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Nigeria 0.2%
Nigerian Breweries PLC	Beverages	1,629,905	$948,117

Pakistan 0.0%†
MCB Bank Ltd.	Commercial Banks	126,042	187,913

Qatar 0.1%
Industries Qatar	Industrial Conglomerates	20,901	763,397

Russia 14.8%
Gazprom, ADR	Oil, Gas & Consumable Fuels	1,193,200	12,744,569
Gazprom, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	470,200	5,014,683
[b]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	75,208	4,001,066
[b]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	317,168	16,786,117
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	636,443	9,756,671
Sberbank RF	Commercial Banks	6,061,420	14,842,988
TNK-BP	Oil, Gas & Consumable Fuels	5,340,274	13,760,276
[c]Uralkali OJSC, GDR, Reg S	Chemicals	311,996	11,227,176

			88,133,546

Singapore 2.3%
Keppel Corp. Ltd.	Industrial Conglomerates	1,006,557	7,216,853
SembCorp Marine Ltd.	Machinery	2,165,000	6,375,993

			13,592,846

South Africa 2.3%
Exxaro Resources Ltd.	Metals & Mining	94,600	1,965,787
Remgro Ltd.	Diversified Financial Services	504,061	7,395,663
Tiger Brands Ltd.	Food Products	130,520	4,050,226

			13,411,676

South Korea 0.9%
SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	43,125	5,282,510

Taiwan 3.3%
President Chain Store Corp.	Food & Staples Retailing	3,628,075	19,766,629

Thailand 5.7%
Kasikornbank PCL, fgn.	Commercial Banks	3,116,500	12,292,230
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	2,021,223	10,789,675
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	938,100	9,450,841
Supalai PCL, fgn.	Real Estate Management & Development	3,888,100	1,761,439

			34,294,185

Turkey 1.5%
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	423,426	8,985,167

United Arab Emirates 1.1%
Emaar Properties PJSC	Real Estate Management & Development	8,942,377	6,256,730

United Kingdom 1.4%
Anglo American PLC	Metals & Mining	230,149	8,426,299

Total Common Stocks (Cost $346,162,340)			509,403,071

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Preferred Stocks 7.9%
Brazil 6.8%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	418,531	$6,981,097
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	642,096	3,887,314
Vale SA, ADR, pfd., A	Metals & Mining	1,440,625	29,676,875

			40,545,286

Chile 1.1%
Embotelladora Andina SA, pfd., A	Beverages	1,918,947	6,833,593

Total Preferred Stocks (Cost $23,121,348)			47,378,879

Total Investments before Short Term Investments (Cost $369,283,688)			556,781,950

Short Term Investments 7.1%
Money Market Funds (Cost $40,518,516) 6.8%
United States 6.8%
[d,e]Institutional Fiduciary Trust Money Market Portfolio		40,518,516	40,518,516

[f]Investments from Cash Collateral Received for Loaned Securities (Cost $2,122,374) 0.3%
Money Market Funds 0.3%
United States 0.3%
[g]BNY Mellon Overnight Government Fund, 0.039%		2,122,374	2,122,374

Total Investments (Cost $411,924,578) 100.4%			599,422,840
Other Assets, less Liabilities (0.4)%			(2,573,365)

Net Assets 100.0%			$596,849,475

See Abbreviations on page TD-26.

†Rounds to less than 0.1% of net assets.

aA portion or all of the security is on loan at December 31, 2011. See Note 1(c).

bAt December 31, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2011, the value of this security was $11,227,176, representing 1.88% of net assets.

dNon-income producing.

eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

fSee Note 1(c) regarding securities on loan.

gThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$371,406,062
Cost - Sweep Money Fund (Note 7)	40,518,516

Total cost of investments	$411,924,578

Value - Unaffiliated issuers	$558,904,324
Value - Sweep Money Fund (Note 7)	40,518,516

Total value of investments (includes securities loaned in the amount of $1,993,705)	599,422,840
Foreign currency, at value and cost	27,953
Receivables:
Investment securities sold	298,006
Capital shares sold	1,044,669
Dividends	567,788
Foreign tax	51,726
Other assets	23

Total assets	601,413,005

Liabilities:
Payables:
Investment securities purchased	238,923
Capital shares redeemed	969,695
Affiliates	794,283
Reports to shareholders	297,351
Payable upon return of securities loaned	2,122,374
Accrued expenses and other liabilities	140,904

Total liabilities	4,563,530

Net assets, at value	$596,849,475

Net assets consist of:
Paid-in capital	$538,777,200
Undistributed net investment income	2,273,752
Net unrealized appreciation (depreciation)	187,475,625
Accumulated net realized gain (loss)	(131,677,102)

Net assets, at value	$596,849,475

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2011

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$232,543,859

Shares outstanding	24,477,057

Net asset value and maximum offering price per share	$9.50

Class 2:
Net assets, at value	$295,223,498

Shares outstanding	31,333,936

Net asset value and maximum offering price per share	$9.42

Class 3:
Net assets, at value	$44,702,020

Shares outstanding	4,773,813

Net asset value and maximum offering price per share[a]	$9.36

Class 4:
Net assets, at value	$24,380,098

Shares outstanding	2,588,782

Net asset value and maximum offering price per share	$9.42

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $2,230,499)	$21,338,029
Interest	22,148
Income from securities loaned	88,114

Total investment income	21,448,291

Expenses:
Management fees (Note 3a)	8,287,243
Administrative fees (Note 3b)	985,804
Distribution fees: (Note 3c)
Class 2	855,545
Class 3	140,593
Class 4	112,586
Unaffiliated transfer agent fees	2,549
Custodian fees (Note 4)	481,218
Reports to shareholders	260,457
Professional fees	74,918
Trustees’ fees and expenses	2,872
Other	27,374

Total expenses	11,231,159

Net investment income	10,217,132

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	41,497,378
Foreign currency transactions	(405,209)

Net realized gain (loss)	41,092,169

Net change in unrealized appreciation (depreciation) on:
Investments	(168,785,410)
Translation of other assets and liabilities denominated in foreign currencies	(3,998)
Change in deferred taxes on unrealized appreciation	53,321

Net change in unrealized appreciation (depreciation)	(168,736,087)

Net realized and unrealized gain (loss)	(127,643,918)

Net increase (decrease) in net assets resulting from operations	$(117,426,786)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income	$10,217,132	$5,592,076
Net realized gain (loss) from investments and foreign currency transactions	41,092,169	49,761,078
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(168,736,087)	68,457,067

Net increase (decrease) in net assets resulting from operations	(117,426,786)	123,810,221

Distributions to shareholders from:
Net investment income:
Class 1	(3,575,470)	(5,483,924)
Class 2	(3,331,863)	(5,656,521)
Class 3	(556,039)	(947,886)
Class 4	(314,405)	(471,295)

Total distributions to shareholders	(7,777,777)	(12,559,626)

Capital share transactions: (Note 2)
Class 1	(64,505,854)	(22,233,537)
Class 2	(37,899,841)	(97,764,544)
Class 3	(11,807,405)	(9,001,736)
Class 4	(7,237,721)	6,238,252

Total capital share transactions	(121,450,821)	(122,761,565)

Redemption fees	34,912	26,367

Net increase (decrease) in net assets	(246,620,472)	(11,484,603)
Net assets:
Beginning of year	843,469,947	854,954,550

End of year	$596,849,475	$843,469,947

Undistributed net investment income included in net assets:
End of year	$2,273,752	$163,727

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,813,987	$30,009,154	4,235,745	$44,045,245
Shares issued in reinvestment of distributions	324,453	3,575,470	603,956	5,483,924
Shares redeemed	(9,124,103)	(98,090,478)	(7,418,014)	(71,762,706)

Net increase (decrease)	(5,985,663)	$(64,505,854)	(2,578,313)	$(22,233,537)

Class 2 Shares:
Shares sold	6,746,331	$70,699,788	9,770,557	$97,538,996
Shares issued in reinvestment of distributions	304,558	3,331,863	627,805	5,656,521
Shares redeemed	(10,448,699)	(111,931,492)	(20,231,375)	(200,960,061)

Net increase (decrease)	(3,397,810)	$(37,899,841)	(9,833,013)	$(97,764,544)

Class 3 Shares:
Shares sold	848,211	$9,362,399	1,343,547	$13,467,640
Shares issued in reinvestment of distributions	51,154	556,039	105,791	947,886
Shares redeemed	(2,043,372)	(21,725,843)	(2,390,224)	(23,417,262)

Net increase (decrease)	(1,144,007)	$(11,807,405)	(940,886)	$(9,001,736)

Class 4 Shares:
Shares sold	464,313	$5,040,717	1,189,893	$11,893,157
Shares issued on reinvestment of distributions	28,739	314,405	52,250	471,295
Shares redeemed	(1,194,944)	(12,592,843)	(641,932)	(6,126,200)

Net increase (decrease)	(701,892)	$(7,237,721)	600,211	$6,238,252

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

Effective May 1, 2011, the Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

Prior to May 1, 2011, the Fund paid an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $500 million
1.200%	Over $500 million, up to and including $3 billion
1.150%	Over $3 billion, up to and including $4 billion
1.100%	Over $4 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At December 31, 2011, the Fund had capital loss carryforwards of $125,392,863 expiring in 2017. During the year ended December 31, 2011, the Fund utilized $41,015,504 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from ordinary income	$7,777,777	$12,559,626

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$424,579,565

Unrealized appreciation	$194,161,792
Unrealized depreciation	$(19,318,517)

Net unrealized appreciation (depreciation)	$174,843,275

Distributable earnings - undistributed ordinary income	$8,644,499

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, corporate actions, foreign capital gains tax, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2011, aggregated $107,148,613 and $255,595,141, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a,b]	$556,781,950	$—	$—	$556,781,950
Short Term Investments	40,518,516	2,122,374	—	42,640,890

Total Investments in Securities	$597,300,466	$2,122,374	$—	$599,422,840

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt
GDR - Global Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2012 distribution date, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON FOREIGN SECURITIES FUND

This annual report for Templeton Foreign Securities Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	5-Year	10-Year
Average Annual Total Return	-10.74%	-1.81%	+4.67%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was -3.90%.

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/02–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed better than its benchmark, the MSCI EAFE Index, which had a -11.73% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Global stocks declined in 2011 as deepening sovereign debt, political paralysis and economic growth concerns led to escalating investor anxiety and severe market volatility. Stocks entered the year supported by positive momentum in corporate earnings and renewed economic stimulus measures in the developed world. However, a number of events interrupted the market’s rise early in 2011, including a severe natural disaster and nuclear crisis in Japan and populist uprisings across the oil-and-gas-producing regions of the Middle East and North Africa. Global markets recovered quickly from these setbacks but soon faced more significant turmoil as Europe’s sovereign debt crisis worsened in the summer. Portugal, Greece and Ireland received bailouts and had their credit ratings slashed to junk grade, while rising bond yields in the larger economies of Italy and Spain, and eventually in the critical core economies of Germany and France, threatened the survival of the European Monetary Union. The U.S.’s sovereign debt issues and political dysfunction, accompanied by the downgrade of its AAA credit rating to AA+, further pressured investor sentiment during the summer months. Additionally, the precarious state of the global banking system as well as emerging signs of a renewed global economic slowdown and possible hard landing in China weighed on the markets.

Despite these global challenges, corporate profits remained remarkably resilient, some signs of U.S. economic improvement emerged toward year-end, and European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. Greek and Italian

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Foreign investing, especially in emerging or developing markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund may have significant investments in one or more countries or in particular sectors, such as technology and financial services, from time to time, and may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

prime ministers were replaced with technocrats tasked with arresting a debt spiral, the European Central Bank cut short-term interest rates and expanded bank lending facilities, and six key global central banks agreed to lower dollar funding costs for Europe’s distressed commercial banks. Meanwhile, the Federal Reserve Board increased purchases of long-dated bonds to reduce key borrowing costs and hinted at “additional policy accommodation.” Chinese policymakers lowered commercial bank reserve requirements and the International Monetary Fund revamped its credit line and eased its lending terms. Commodities initially rallied due to the coordinated monetary stimulus, but most ultimately declined as global economic prospects weakened. Gold and oil, however, made annual gains. In currency markets, the euro declined with escalating weakness at year-end, while the dollar ultimately rose after a late surge. Amid general global market declines, perceived safe-haven currencies such as the Japanese yen and Swiss franc rallied strongly, and U.S. Treasuries posted their best one-year return since 2008.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, our underweighting in the consumer staples sector was a key detractor from the Fund’s performance relative to the MSCI EAFE Index.2 Stock selection in the financials sector, which was negatively affected by the European sovereign debt and banking crisis, also weighed on relative results.3 Notable detractors included commercial banks KB Financial Group (South Korea)4 and UniCredit (Italy), as well as financial services companies Credit Suisse Group (Switzerland), ING Groep (Netherlands) and Nomura Holdings (Japan). Stock selection in the energy sector also weighed on relative results, particularly oil and gas companies Talisman Energy (Canada)4

2. The consumer staples sector comprises food and staples retailing in the SOI.

3. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

4. Not an index component.

and Reliance Industries4 (India).5 Other detractors included video game hardware and software manufacturer Nintendo (Japan) in the information technology (IT) sector and specialist recruitment company Hays4 (U.K.) in the industrials sector.6

Our stock selection and overweighting in the traditionally defensive health care sector was a major contributor to the Fund’s relative performance.7 Within the sector, our positions in pharmaceutical manufacturers Sanofi (France), Roche Holding (Switzerland), Merck KGaA (Germany) and GlaxoSmithKline (U.K.) boosted relative returns. Underweighting and stock selection in the economically sensitive materials sector, which suffered from a global commodity price correction, aided relative results.8 Overweighting in the telecommunication services sector helped relative returns, and major contributors included mobile telecommunication services provider Vodafone Group (U.K.) and diversified telecommunications companies Telenor (Norway) and Singapore Telecommunications.9 Stock selection in the IT sector enhanced relative returns, particularly two companies that benefited from global demand for smartphones and tablet PCs: semiconductor, telecommunication and digital media products manufacturer Samsung Electronics (South Korea) and integrated circuit and semiconductor devices company Taiwan Semiconductor Manufacturing.4 Another key contributor was oil and gas company Statoil (Norway) in the energy sector.

It is important to recognize the effect of currency movements on the Fund’s absolute performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2011, the U.S. dollar rose in value relative to most

5. The energy sector comprises energy equipment and services and oil, gas and consumable fuels in the SOI

6. The IT sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI. The industrials sector comprises aerospace and defense, airlines, automobiles, commercial services and supplies, industrial conglomerates, professional services, and trading companies and distributors in the SOI.

7. The health care sector comprises life sciences tools and services and pharmaceuticals in the SOI.

8. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.

9. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund 12/31/11

Company Sector/Industry, Country	% of Total Net Assets
Sanofi	3.5%
Pharmaceuticals, France
Samsung Electronics Co. Ltd.	3.4%
Semiconductors & Semiconductor Equipment, South Korea
Roche Holding AG	3.3%
Pharmaceuticals, Switzerland
Vodafone Group PLC, ADR	2.7%
Wireless Telecommunication Services, U.K.
GlaxoSmithKline PLC	2.7%
Pharmaceuticals, U.K.
Statoil ASA	2.7%
Oil, Gas & Consumable Fuels, Norway
Tesco PLC	2.5%
Food & Staples Retailing, U.K.
Telenor ASA	2.2%
Diversified Telecommunication Services, Norway
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2%
Semiconductors & Semiconductor Equipment, Taiwan
Total SA, B	2.1%
Oil, Gas & Consumable Fuels, France

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

From a geographic perspective, the Fund’s holdings in North America hindered relative results mainly due to the poor performance of our investments in Canada.4 Our positions in Brazil4 and Australia also weighed on relative performance. In contrast, our stock selection in Europe boosted the Fund’s relative performance, as a number of our investments in France, Germany, Norway and the U.K. outperformed. Our overweighting and stock selection in Asia were also beneficial, particularly our positions in China,4 Taiwan,4 and Hong Kong.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$842.30	$5.34
Hypothetical (5% return before expenses)	$1,000	$1,019.41	$5.85

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.15%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.54	$13.68	$10.95	$20.57	$19.00

Income from investment operations[a]:
Net investment income[b]	0.42	0.28	0.25	0.45	0.45
Net realized and unrealized gains (losses)	(1.90)	0.86	3.39	(8.01)	2.46

Total from investment operations	(1.48)	1.14	3.64	(7.56)	2.91

Less distributions from:
Net investment income	(0.28)	(0.28)	(0.43)	(0.45)	(0.44)
Net realized gains	—	—	(0.48)	(1.61)	(0.90)

Total distributions	(0.28)	(0.28)	(0.91)	(2.06)	(1.34)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$12.78	$14.54	$13.68	$10.95	$20.57

Total return[d]	(10.44)%	8.67%	37.34%	(40.23)%	15.79%
Ratios to average net assets
Expenses[e]	0.79%	0.78%	0.78%	0.77%	0.75%
Net investment income	2.92%	2.10%	2.28%	2.82%	2.22%

Supplemental data
Net assets, end of year (000’s)	$254,292	$321,282	$318,173	$262,725	$531,377
Portfolio turnover rate	21.09%	19.16%	22.50%	18.27%	26.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.29	$13.45	$10.76	$20.25	$18.73

Income from investment operations[a]:
Net investment income[b]	0.37	0.25	0.22	0.40	0.38
Net realized and unrealized gains (losses)	(1.86)	0.84	3.34	(7.89)	2.44

Total from investment operations	(1.49)	1.09	3.56	(7.49)	2.82

Less distributions from:
Net investment income	(0.24)	(0.25)	(0.39)	(0.39)	(0.40)
Net realized gains	—	—	(0.48)	(1.61)	(0.90)

Total distributions	(0.24)	(0.25)	(0.87)	(2.00)	(1.30)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$12.56	$14.29	$13.45	$10.76	$20.25

Total return[d]	(10.63)%	8.41%	37.04%	(40.38)%	15.46%
Ratios to average net assets
Expenses[e]	1.04%	1.03%	1.03%	1.02%	1.00%
Net investment income	2.67%	1.85%	2.03%	2.57%	1.97%

Supplemental data
Net assets, end of year (000’s)	$1,679,412	$2,090,757	$2,010,268	$1,702,038	$3,255,154
Portfolio turnover rate	21.09%	19.16%	22.50%	18.27%	26.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.24	$13.37	$10.70	$20.18	$18.68

Income from investment operations[a]:
Net investment income[b]	0.37	0.25	0.25	0.39	0.37
Net realized and unrealized gains (losses)	(1.86)	0.84	3.30	(7.84)	2.45

Total from investment operations	(1.49)	1.09	3.55	(7.45)	2.82

Less distributions from:
Net investment income	(0.24)	(0.22)	(0.40)	(0.42)	(0.42)
Net realized gains	—	—	(0.48)	(1.61)	(0.90)

Total distributions	(0.24)	(0.22)	(0.88)	(2.03)	(1.32)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$12.51	$14.24	$13.37	$10.70	$20.18

Total return[d]	(10.68)%	8.41%	37.20%	(40.39)%	15.45%
Ratios to average net assets
Expenses[e]	1.04%	1.03%	1.03%	1.02%	1.00%
Net investment income	2.67%	1.85%	2.03%	2.57%	1.97%

Supplemental data
Net assets, end of year (000’s)	$88,380	$108,766	$115,364	$271,061	$313,505
Portfolio turnover rate	21.09%	19.16%	22.50%	18.27%	26.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 4	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.43	$13.59	$10.91	$18.90

Income from investment operations[b]:
Net investment income[c]	0.36	0.17	0.21	0.15
Net realized and unrealized gains (losses)	(1.88)	0.92	3.37	(6.08)

Total from investment operations	(1.52)	1.09	3.58	(5.93)

Less distributions from:
Net investment income	(0.25)	(0.25)	(0.42)	(0.45)
Net realized gains	—	—	(0.48)	(1.61)

Total distributions	(0.25)	(0.25)	(0.90)	(2.06)

Redemption fees[d]	—	—	—	—

Net asset value, end of year	$12.66	$14.43	$13.59	$10.91

Total return[e]	(10.74)%	8.38%	36.84%	(35.15)%
Ratios to average net assets[f]
Expenses[g]	1.14%	1.13%	1.13%	1.12%
Net investment income	2.57%	1.75%	1.93%	2.47%

Supplemental data
Net assets, end of year (000’s)	$353,346	$305,505	$48,501	$14,287
Portfolio turnover rate	21.09%	19.16%	22.50%	18.27%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests 93.8%
Aerospace & Defense 0.8%
BAE Systems PLC	United Kingdom	4,453,130	$19,699,114

Airlines 0.4%
Deutsche Lufthansa AG	Germany	871,940	10,326,250

Automobiles 1.6%
[a]Mazda Motor Corp.	Japan	5,453,000	9,635,652
Toyota Motor Corp., ADR	Japan	440,460	29,127,620

			38,763,272

Capital Markets 4.6%
Credit Suisse Group AG	Switzerland	1,969,870	46,331,359
KKR & Co., LP	United States	1,155,000	14,818,650
Nomura Holdings Inc.	Japan	5,636,100	17,062,448
[a]UBS AG	Switzerland	2,504,440	29,839,228

			108,051,685

Chemicals 0.9%
Akzo Nobel NV	Netherlands	454,250	21,965,281

Commercial Banks 6.5%
BNP Paribas SA	France	786,460	30,893,726
DBS Group Holdings Ltd.	Singapore	2,993,520	26,586,501
HSBC Holdings PLC	United Kingdom	3,065,200	23,285,196
KB Financial Group Inc., ADR	South Korea	1,220,681	38,256,143
UniCredit SpA	Italy	2,788,463	23,170,463
United Overseas Bank Ltd.	Singapore	985,000	11,595,829

			153,787,858

Commercial Services & Supplies 0.9%
G4S PLC	United Kingdom	5,045,810	21,258,958

Communications Equipment 0.7%
Telefonaktiebolaget LM Ericsson, B, ADR	Sweden	1,675,840	16,976,259

Computers & Peripherals 1.8%
Compal Electronics Inc.	Taiwan	28,536,431	28,456,339
Lite-On Technology Corp.	Taiwan	11,802,124	13,288,837

			41,745,176

Construction Materials 0.6%
CRH PLC	Ireland	659,820	13,117,517

Containers & Packaging 0.7%
Rexam PLC	United Kingdom	3,021,290	16,528,106

Diversified Financial Services 1.8%
[a]ING Groep NV	Netherlands	5,880,644	42,318,926

Diversified Telecommunication Services 10.0%
China Telecom Corp. Ltd., H	China	69,378,357	39,483,473
France Telecom SA	France	2,164,143	33,990,745
Singapore Telecommunications Ltd.	Singapore	16,934,000	40,340,806
Telefonica SA, ADR	Spain	1,813,382	31,172,037
Telekom Austria AG	Austria	1,711,400	20,462,771
Telenor ASA	Norway	3,226,804	52,928,941
Vivendi SA	France	898,479	19,676,291

			238,055,064

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Electric Utilities 0.8%
E.ON AG	Germany	917,590	$19,631,635

Electronic Equipment, Instruments & Components 1.2%
[a]Flextronics International Ltd.	Singapore	4,961,670	28,083,052

Energy Equipment & Services 0.7%
Aker Solutions ASA	Norway	1,617,940	17,029,808

Food & Staples Retailing 2.5%
Tesco PLC	United Kingdom	9,326,670	58,457,252

Industrial Conglomerates 3.3%
Hutchison Whampoa Ltd.	Hong Kong	2,500,239	21,021,503
Koninklijke Philips Electronics NV	Netherlands	1,473,320	31,044,627
Siemens AG	Germany	285,414	27,275,117

			79,341,247

Insurance 10.4%
ACE Ltd.	United States	377,449	26,466,724
AIA Group Ltd.	Hong Kong	11,111,000	34,692,369
Aviva PLC	United Kingdom	9,269,960	43,267,686
AXA SA	France	2,547,968	33,126,752
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	249,150	30,504,186
NKSJ Holdings Inc.	Japan	1,054,500	20,688,560
PartnerRe Ltd.	Bermuda	196,480	12,615,981
[a]Swiss Re Ltd.	Switzerland	917,340	46,798,173

			248,160,431

Life Sciences Tools & Services 0.4%
Lonza Group AG	Switzerland	175,440	10,376,640

Media 1.0%
Reed Elsevier NV	Netherlands	2,017,693	23,521,781

Metals & Mining 0.9%
POSCO	South Korea	66,052	21,651,723

Multi-Utilities 0.8%
GDF Suez	France	697,431	19,064,706

Multiline Retail 0.5%
Marks & Spencer Group PLC	United Kingdom	2,350,320	11,333,394

Oil, Gas & Consumable Fuels 10.7%
BP PLC	United Kingdom	4,406,715	31,496,024
Gazprom, ADR	Russia	2,623,000	28,016,263
Reliance Industries Ltd.	India	998,145	13,045,641
Royal Dutch Shell PLC, A	United Kingdom	16,803	618,030
Royal Dutch Shell PLC, B	United Kingdom	1,292,973	49,278,912
Statoil ASA	Norway	2,455,740	63,029,284
Talisman Energy Inc.	Canada	1,506,600	19,188,214
[b]Total SA, B	France	979,926	50,098,570

			254,770,938

Pharmaceuticals 12.1%
GlaxoSmithKline PLC	United Kingdom	2,772,585	63,359,637
Merck KGaA	Germany	405,300	40,448,774
Novartis AG	Switzerland	360,330	20,621,006
Roche Holding AG	Switzerland	468,100	79,417,616

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals (continued)
Sanofi	France	1,127,925	$82,847,812

			286,694,845

Professional Services 1.1%
Hays PLC	United Kingdom	11,353,070	11,343,170
Randstad Holding NV	Netherlands	477,910	14,140,257

			25,483,427

Real Estate Management & Development 0.0%†
Cheung Kong (Holdings) Ltd.	Hong Kong	922	10,987

Semiconductors & Semiconductor Equipment 6.5%
Infineon Technologies AG	Germany	1,103,225	8,281,844
Samsung Electronics Co. Ltd.	South Korea	89,088	81,306,969
Siliconware Precision Industries Co.	Taiwan	14,515,000	12,988,493
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	20,849,526	52,184,054

			154,761,360

Software 2.9%
Nintendo Co. Ltd.	Japan	166,400	22,917,430
SAP AG, ADR	Germany	370,760	19,631,742
Trend Micro Inc.	Japan	868,100	25,953,331

			68,502,503

Specialty Retail 1.5%
Kingfisher PLC	United Kingdom	9,366,486	36,465,799

Trading Companies & Distributors 0.9%
Itochu Corp.	Japan	2,102,500	21,362,373

Wireless Telecommunication Services 4.3%
China Mobile Ltd.	China	2,340,000	22,867,922
Mobile TeleSystems, ADR	Russia	914,865	13,430,218
Vodafone Group PLC, ADR	United Kingdom	2,323,300	65,122,099

			101,420,239

Total Common Stocks and Other Equity Interests (Cost $2,388,902,314)			2,228,717,606

Preferred Stocks 1.6%
Metals & Mining 1.1%
Vale SA, ADR, pfd., A	Brazil	1,210,222	24,930,573

Oil, Gas & Consumable Fuels 0.5%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	517,880	12,165,001

Total Preferred Stocks (Cost $13,315,242)			37,095,574

Total Investments before Short Term Investments (Cost $2,402,217,556)			2,265,813,180

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Short Term Investments 4.5%
Money Market Funds (Cost $106,174,453) 4.5%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	106,174,453	$106,174,453

[d]Investments from Cash Collateral Received for Loaned Securities (Cost $138,503) 0.0%†
Money Market Funds 0.0%†
[e]BNY Mellon Overnight Government Fund, 0.039%	United States	138,503	138,503

Total Investments (Cost $2,508,530,512) 99.9%			2,372,126,136
Other Assets, less Liabilities 0.1%			3,303,938

Net Assets 100.0%			$2,375,430,074

See Abbreviations on page TF-26.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2011. See Note 1(c).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statements of Assets and Liabilities

December 31, 2011

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,402,356,059
Cost - Sweep Money Fund (Note 7)	106,174,453

Total cost of investments	$2,508,530,512

Value - Unaffiliated issuers	$2,265,951,683
Value - Sweep Money Fund (Note 7)	106,174,453

Total value of investments (includes securities loaned in the amount $131,856)	2,372,126,136
Cash	172,980
Receivables:
Capital shares sold	1,547,647
Dividends and interest	6,865,931
Other assets	75

Total assets	2,380,712,769

Liabilities:
Payables:
Capital shares redeemed	1,877,410
Affiliates	2,452,002
Reports to shareholders	640,351
Payable upon return of securities loaned	138,503
Accrued expenses and other liabilities	174,429

Total liabilities	5,282,695

Net assets, at value	$2,375,430,074

Net assets consist of:
Paid-in capital	$2,569,122,780
Undistributed net investment income	72,574,104
Net unrealized appreciation (depreciation)	(136,417,326)
Accumulated net realized gain (loss)	(129,849,484)

Net assets, at value	$2,375,430,074

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)

December 31, 2011

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$254,292,005

Shares outstanding	19,894,351

Net asset value and maximum offering price per share	$12.78

Class 2:
Net assets, at value	$1,679,411,889

Shares outstanding	133,750,747

Net asset value and maximum offering price per share	$12.56

Class 3:
Net assets, at value	$88,380,234

Shares outstanding	7,064,247

Net asset value and maximum offering price per share[a]	$12.51

Class 4:
Net assets, at value	$353,345,946

Shares outstanding	27,919,791

Net asset value and maximum offering price per share	$12.66

aRedemption price is equal to net asset value less any redemption fees retained by the fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $10,047,845)	$95,839,331
Income from securities loaned	3,918,257

Total investment income	99,757,588

Expenses:
Management fees (Note 3a)	17,160,771
Administrative fees (Note 3b)	2,592,887
Distribution fees: (Note 3c)
Class 2	4,871,796
Class 3	255,374
Class 4	1,189,998
Unaffiliated transfer agent fees	7,664
Custodian fees (Note 4)	571,227
Reports to shareholders	674,731
Professional fees	131,433
Trustees’ fees and expenses	9,695
Other	52,264

Total expenses	27,517,840
Expense reductions (Note 4)	(18)

Net expenses	27,517,822

Net investment income	72,239,766

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	136,320,840
Foreign currency transactions	677,995

Net realized gain (loss)	136,998,835

Net change in unrealized appreciation (depreciation) on:
Investments	(482,109,964)
Translation of other assets and liabilities denominated in foreign currencies	(202,130)

Net change in unrealized appreciation (depreciation)	(482,312,094)

Net realized and unrealized gain (loss)	(345,313,259)

Net increase (decrease) in net assets resulting from operations	$(273,073,493)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income	$72,239,766	$47,212,887
Net realized gain (loss) from investments and foreign currency transactions	136,998,835	35,915,484
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(482,312,094)	171,263,300

Net increase (decrease) in net assets resulting from operations	(273,073,493)	254,391,671

Distributions to shareholders from:
Net investment income:
Class 1	(5,782,491)	(6,186,591)
Class 2	(33,309,204)	(35,909,578)
Class 3	(1,749,311)	(1,738,264)
Class 4	(5,966,192)	(1,159,055)

Total distributions to shareholders	(46,807,198)	(44,993,488)

Capital share transactions: (Note 2)
Class 1	(31,404,883)	(16,391,025)
Class 2	(183,781,604)	(56,686,127)
Class 3	(8,583,165)	(13,133,254)
Class 4	92,765,363	210,807,534

Total capital share transactions	(131,004,289)	124,597,128

Redemption fees	4,895	9,228

Net increase (decrease) in net assets	(450,880,085)	334,004,539
Net assets:
Beginning of year	2,826,310,159	2,492,305,620

End of year	$2,375,430,074	$2,826,310,159

Undistributed net investment income included in net assets:
End of year	$72,574,104	$46,209,487

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Foreign Securities (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a money market fund managed by the Fund’s custodian on the fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis . Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	596,966	$8,620,768	1,834,739	$24,009,210
Shares issued in reinvestment of distributions	392,832	5,782,491	500,533	6,186,591
Shares redeemed	(3,184,900)	(45,808,142)	(3,507,687)	(46,586,826)

Net increase (decrease)	(2,195,102)	$(31,404,883)	(1,172,415)	$(16,391,025)

Class 2 Shares:
Shares sold	14,900,290	$201,768,630	24,359,823	$304,453,001
Shares issued in reinvestment of distributions	2,300,359	33,309,204	2,950,664	35,909,578
Shares redeemed	(29,726,460)	(418,859,438)	(30,526,296)	(397,048,706)

Net increase (decrease)	(12,525,811)	$(183,781,604)	(3,215,809)	$(56,686,127)

Class 3 Shares:
Shares sold	712,054	$9,594,087	488,049	$6,145,010
Shares issued in reinvestment of distributions	121,227	1,749,311	143,421	1,738,264
Shares redeemed	(1,406,375)	(19,926,563)	(1,625,745)	(21,016,528)

Net increase (decrease)	(573,094)	$(8,583,165)	(994,275)	$(13,133,254)

Class 4 Shares:
Shares sold	10,343,049	$143,108,311	19,836,996	$240,414,850
Shares issued on reinvestment of distributions	408,643	5,966,192	94,309	1,159,055
Shares redeemed	(4,003,106)	(56,309,140)	(2,328,115)	(30,766,371)

Net increase (decrease)	6,748,586	$92,765,363	17,603,190	$210,807,534

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At December 31, 2011, the Fund had capital loss carryforwards of $128,971,444 expiring in 2017. During the year ended December 31, 2011, the Fund utilized $136,320,840 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from ordinary income	$46,807,198	$44,993,488

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES (continued)

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,509,847,444

Unrealized appreciation	$303,823,609
Unrealized depreciation	(441,544,917)

Net unrealized appreciation (depreciation)	$(137,721,308)

Distributable earnings – undistributed ordinary income	$73,012,989

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2011, aggregated $555,333,584 and $693,180,056, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments[a,b]	$2,265,813,180	$—	$—	$2,265,813,180
Short Term Investments	106,174,453	138,503	—	106,312,956

Total Investments in Securities	$2,371,987,633	$138,503	$—	$2,372,126,136

aIncludes common and preferred stock as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Foreign Securities Fund

At December 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2012 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON GLOBAL BOND SECURITIES FUND

This annual report for Templeton Global Bond Securities Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	5-Year	10-Year
Average Annual Total Return	-0.96%	+9.66%	+11.57%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was +8.04%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/02–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the Citigroup World Government Bond Index (WGBI) and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Global Bond Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGB-1

Fund Goal and Main Investments: Templeton Global Bond Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmarks, the JPM GGBI, which posted a +7.22% total return in U.S. dollar terms, and the Citigroup WGBI, which produced a +6.35% total return for the same period.1

Economic and Market Overview

Early in the year under review, emerging markets continued to lead the global recovery as several emerging economies returned to or exceeded their respective pre-crisis activity levels. Where recoveries were strong, monetary authorities tightened policy as output gaps closed and early indicators of inflationary pressure became more pronounced. In much of the developed world, however, economic growth was below trend and significant slack remained. Although some developed economies, such as those of Australia and some Scandinavian nations, enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) was slow by the standards of previous recoveries. Therefore, G-3 policymakers sought to maintain historically accommodative monetary policy.

This divergence in economic conditions and the subsequent policy responses supported a further increase of capital flows to emerging markets. Although increased foreign investment supported recovery in these economies, it also prompted fears of potential asset price bubbles, economic overheating and currency overvaluation. Overall, these conditions supported risk assets, as equity markets performed well and bond yields generally rose for much of the period.

Toward the latter half of the year, softer economic reports in most advanced and some emerging economies raised concerns that the global recovery might be faltering. Markets seemed to price in an end to the current recovery phase rather than a mid-business-cycle slowdown. However, neither the traditional signs of U.S. overcapacity nor evidence

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks. Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging or developing markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s investment in certain hedging and derivative instruments may involve a small investment relative to the risk assumed. As a nondiversified fund, the Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund’s shares. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

TGB-2

of housing or other asset bubbles were present. Despite strong fundamentals, corporations remained restrained in hiring and capacity-building and a tendency toward leaner staffing stymied recovery in the labor market. We were not surprised by this soft patch in the recovery, given the degree of leverage that had developed in the system in the years leading up to the global financial crisis. There was some moderation in the trajectories of emerging economies, but we believe this allowed growth to ease to more sustainable levels and reduced the potential for overheating.

Economic performance in Asia excluding Japan was stronger than in other regions, even as economic activity in the region showed signs of moderating toward the end of the Fund’s fiscal year.

In the third quarter of 2011, real gross domestic product (GDP) grew 9.1% in China, 5.8% in Malaysia and 3.5% in South Korea from the same period a year ago.2 Asian policymakers generally tightened monetary policy as measures of economic slack decreased. China reined in liquidity seeking to prevent the formation of asset bubbles and to encourage a more sustainable economic growth rate. Elsewhere in the region, policymakers hiked interest rates 225 basis points (bps; 100 bps equal one percentage point) in India, 75 bps in South Korea, 50 bps in the Philippines and 25 bps in Malaysia. In contrast, third-quarter year-over-year GDP growth was 1.5% in the U.S., 1.3% in the eurozone and -0.7% in Japan, leading U.S. and Japanese policymakers to maintain historically low interest rates.3

Against this economic backdrop, markets absorbed several shocks throughout the review period. Populist uprisings in Tunisia, Egypt and Libya led to the fall of those countries’ long-time rulers and helped inspire a wave of regional unrest. An earthquake and subsequent tsunami struck serious blows to Japan’s economy and led to global supply-chain disruptions. Global economic activity began to normalize as Japan began reconstruction and firms attempted to recover. These events contributed to significant short-term market volatility. Particularly, oil prices rose during the period as Libyan exports declined and investors became skittish due to fears about the potential effects of regional instability.

2. Sources: National Bureau of Statistics (China), Department of Statistics (Malaysia), Bank of Korea (South Korea).

3. Sources: Bureau of Economic Analysis (U.S.), Eurostat (eurozone), Economic and Social Research Institute (Japan).

TGB-3

Separately, concerns about the solvency of highly indebted eurozone governments resurfaced as policymakers struggled to develop a coordinated plan to address the significant fiscal challenges in Ireland, Portugal, Greece, Spain and Italy. The persistent eurozone sovereign debt crisis contributed to periods of elevated risk aversion, during which yields declined, equity markets sold off and perceived safe-haven assets rallied. These alternated with periods of heightened risk appetite, during which yields increased and investors again favored risk assets. Meanwhile, an extended and confrontational debate in Congress regarding an increase to the U.S. debt ceiling led Standard & Poor’s to downgrade its rating of long-term U.S. sovereign debt. The downgrade elevated investor risk aversion, and this sentiment became particularly strong in September as the eurozone crisis spread to Italy. Toward the end of the year, the European Central Bank (ECB) announced two long-term refinancing operations (LTRO), a broadening of the collateral pool, and a decrease in reserve requirements. The impact of these operations was a 20% increase in the ECB balance sheet over the fourth quarter. In the first of the two LTROs alone, the ECB injected nearly 500 billion euros into the banking sector overnight with the aim of easing pressure on the credit markets and mitigating the risk of financial contagion.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may utilize currency forward contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets. During the period under review, interest rate strategies and sovereign credit exposures contributed to absolute results, while currency positions detracted.

Interest Rate Strategy

During the Fund’s fiscal year, we shortened the portfolio’s duration as many policymakers around the world, including in the eurozone, hiked interest rates in attempts to prevent potential inflationary effects and as concerns grew surrounding the sustainability of historically

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

TGB-4

accommodative monetary and fiscal policies in the U.S. By period-end, we generally held shorter duration positioning in Latin America, given our outlook for some countries to tighten interest rates in the region. With U.S. and Japanese interest rates at historically low levels, the Federal Reserve (Fed) and Bank of Japan supplying significant liquidity to the financial sector, and rising fiscal deficits in both countries, we saw limited value in American and Japanese government bonds. Our exposure to these countries detracted from relative performance as yields did not increase significantly during the review period. The Fund maintained little duration exposure in emerging markets, except in a select few countries where rates were already quite high. The decline of long-term bond yields in Latin America and Asia excluding Japan, and the correspondingly high returns generated by our holdings in these regions, contributed to relative performance.

Currency Strategy

The Fund’s diversified currency exposure overall detracted from relative performance. As part of the Fund’s investment strategy, the Fund utilized currency forward contracts to hedge or gain exposure to various currencies during the review period. The U.S. dollar was broadly unchanged during the year even as most foreign economies grew at faster rates and attracted more substantial foreign investment than the U.S. economy. For the year, the U.S. dollar rose 0.18% against its major trading partners.4 The dollar was particularly weak early in the period as the market priced in Fed Chairman Bernanke’s announcement of a second round of quantitative easing shortly before 2011 began.

However, as the sovereign debt crisis in Europe played out, risk aversion increased among investors, contributing to a depreciation of most currencies against those of the largest developed economies. The U.S. dollar, historically seen as a safe-haven asset, appreciated as a result of this trend. The Fund’s currency exposures to Latin America detracted from absolute performance. During the fiscal year, the Mexican peso depreciated 11.62% against the U.S. dollar, underperforming the Brazilian real and Chilean peso, which were down 11.00% and 9.91% against the U.S. dollar, respectively.5

The Fund’s exposure to Asian currencies also detracted from performance during the period. The Japanese yen gained 5.41%5 against the U.S. dollar during the period as yields on 10-year U.S. government

4. Source: Federal Reserve H10 Report.

5. Source: IDC/Exshare.

Currency Breakdown

Templeton Global Bond Securities Fund

12/31/11

% of Total Net Assets

Americas	58.3%
U.S. Dollar	42.6%
Mexican Peso	6.7%
Chilean Peso	5.3%
Brazilian Real	3.5%
Peruvian Nuevo Sol	0.2%

Asia Pacific	41.8%
South Korean Won	14.7%
Malaysian Ringgit	10.8%
Australian Dollar	10.4%
Singapore Dollar	7.7%
Indonesian Rupiah	6.7%
Philippine Peso	4.6%
Indian Rupee	3.6%
Sri Lankan Rupee	1.6%
Japanese Yen*	-18.3%

Middle East & Africa	4.0%
New Israeli Shekel	3.8%
Egyptian Pound	0.2%

Europe*	-4.1%
Swedish Krona	11.1%
Polish Zloty	8.5%
Norwegian Krone	6.1%
British Pound	4.1%
Hungarian Forint	1.3%
Euro*	-35.2%

*Holding is a negative percentage because of the Fund’s holdings of currency forward contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGB-5

bonds fell 141 bps. Our net negative yen exposure, through the use of currency forwards, hindered relative performance. While the Australian dollar appreciated 0.01% against the U.S. dollar, supported by high Chinese demand for Australian exports as well as domestic strength, currencies elsewhere in Asia excluding Japan declined against the U.S. dollar.5 Central Banks in South Korea and the Philippines tightened monetary policy as capital flowed into these economies, but the South Korean won and Philippine peso finished the period down 1.48% and 0.10% for the year, respectively, against the dollar.5 The Indian rupee, Indonesian rupiah and Malaysian ringgit depreciated 15.80%, 0.63% and 2.73%, respectively, against the U.S. dollar.5

The euro strengthened against the dollar as building inflationary pressures and the strength of large, regional economies such as Germany’s led the ECB to hike policy rates in the early part of 2011, although the rate hikes were subsequently reversed toward year-end. The euro depreciated 3.24% against the U.S. dollar for the year, and the Fund’s net negative position, through the use of currency forwards, added to relative performance.5 However, this effect was partially offset by the Fund’s exposure to some other European currencies that depreciated against the U.S. dollar. For example, the Polish zloty, Swedish krona and Norwegian krone depreciated 13.96%, 1.93% and 2.60%, respectively, against the U.S. dollar.5

Global Sovereign Debt Strategy

The Fund purchased investment grade and sub-investment grade hard currency-denominated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Although risk aversion during the year led spreads to widen between high yielding sovereign credits and the underlying “risk-free assets,” such as U.S. Treasuries and German bunds, declining yields on U.S. Treasuries and the correspondingly high returns from these positions led sovereign credit exposures to benefit the Fund’s relative performance overall. As financial markets began reflecting the underlying strength of emerging economies, governments of some countries traditionally considered emerging markets could borrow more cheaply than some eurozone members and, in several cases, U.S. states. U.S. dollar-denominated emerging market debt posted a total return of +8.46% during the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.1 Sovereign

TGB-6

interest rate credit spreads rose 137 bps during the period.6 Regionally, Latin American sovereign debt posted a +13.43% total return, Asian debt a +9.04% total return, and central and eastern European debt a +2.19% total return, as measured by subindexes of the JPM EMBI Global.6

Thank you for your participation in the Templeton Global Bond Securities Fund. We look forward to serving your future investment needs.

6. Source: J.P. Morgan.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGB-7

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Bond Securities Fund – Class 4

TGB-8

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$940.80	$4.45
Hypothetical (5% return before expenses)	$1,000	$1,020.62	$4.63

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (0.91%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

TGB-9

SUPPLEMENT DATED JANUARY 3, 2012

TO THE PROSPECTUS

DATED MAY 1, 2011

TEMPLETON GLOBAL BOND SECURITIES FUND

(Franklin Templeton Variable Insurance Products Trust)

I.  The “FUND SUMMARY – Principal Investment Strategies” and the “FUND DETAILS – Principal Investment Policies and Practices” sections are revised by adding the following:

For purposes of pursuing its investment goals, the Fund regularly uses various currency related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts. The Fund maintains significant positions in currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under the instruments. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies.

II.  The “FUND SUMMARY – Principal Risks” and the “FUND DETAILS – Principal Risks” sections are revised by adding the following:

Currency Management Strategies Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

III.  The “FUND SUMMARY – Principal Risks” and the “FUND DETAILS – Principal Risks” sections are revised by replacing the disclosure under the heading “Derivative Instruments” with the following:

Derivative Instruments The performance of derivative instruments (including currency related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. Other risks include illiquidity in the Fund, mispricing or improper valuation, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives, there is the risk that the other party to the transaction will fail to perform.

Please keep this supplement for future reference.

TGB-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 1	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.94	$17.72	$17.42	$17.00	$15.73

Income from investment operations[a]:
Net investment income[b]	0.87	1.00	0.99	0.80	0.77
Net realized and unrealized gains (losses)	(0.92)	1.58	2.01	0.27	0.97

Total from investment operations	(0.05)	2.58	3.00	1.07	1.74

Less distributions from:
Net investment income and net foreign currency gains	(1.15)	(0.31)	(2.70)	(0.65)	(0.47)
Net realized gains	(0.13)	(0.05)	—	—	—

Total distributions	(1.28)	(0.36)	(2.70)	(0.65)	(0.47)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$18.61	$19.94	$17.72	$17.42	$17.00

Total return[d]	(0.61)%	14.71%	18.98%	6.46%	11.27%
Ratios to average net assets
Expenses[e]	0.56%	0.55%	0.54%	0.58%	0.64%
Net investment income	4.40%	5.27%	5.73%	4.66%	4.70%

Supplemental data
Net assets, end of year (000’s)	$269,819	$272,232	$195,662	$220,588	$137,700
Portfolio turnover rate	34.18%	8.77%	20.84%	28.46%	47.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 2	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.49	$17.34	$17.10	$16.72	$15.50

Income from investment operations[a]:
Net investment income[b]	0.79	0.93	0.93	0.74	0.72
Net realized and unrealized gains (losses)	(0.89)	1.54	1.98	0.27	0.96

Total from investment operations	(0.10)	2.47	2.91	1.01	1.68

Less distributions from:
Net investment income and net foreign currency gains	(1.11)	(0.27)	(2.67)	(0.63)	(0.46)
Net realized gains	(0.13)	(0.05)	—	—	—

Total distributions	(1.24)	(0.32)	(2.67)	(0.63)	(0.46)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$18.15	$19.49	$17.34	$17.10	$16.72

Total return[d]	(0.87)%	14.45%	18.68%	6.21%	11.00%
Ratios to average net assets
Expenses[e]	0.81%	0.80%	0.79%	0.83%	0.89%
Net investment income	4.15%	5.02%	5.48%	4.41%	4.45%

Supplemental data
Net assets, end of year (000’s)	$1,812,814	$1,490,794	$1,262,783	$793,773	$480,649
Portfolio turnover rate	34.18%	8.77%	20.84%	28.46%	47.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-12

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 3	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.48	$17.33	$17.08	$16.70	$15.49

Income from investment operations[a]:
Net investment income[b]	0.80	0.93	0.93	0.74	0.72
Net realized and unrealized gains (losses)	(0.90)	1.54	1.98	0.27	0.95

Total from investment operations	(0.10)	2.47	2.91	1.01	1.67

Less distributions from:
Net investment income and net foreign currency gains	(1.10)	(0.27)	(2.66)	(0.63)	(0.46)
Net realized gains	(0.13)	(0.05)	—	—	—

Total distributions	(1.23)	(0.32)	(2.66)	(0.63)	(0.46)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$18.15	$19.48	$17.33	$17.08	$16.70

Total return[d]	(0.83)%	14.38%	18.69%	6.21%	11.03%
Ratios to average net assets
Expenses[e]	0.81%	0.80%	0.79%	0.83%	0.89%
Net investment income	4.15%	5.02%	5.48%	4.41%	4.45%

Supplemental data
Net assets, end of year (000’s)	$185,811	$183,380	$143,264	$128,155	$91,162
Portfolio turnover rate	34.18%	8.77%	20.84%	28.46%	47.33%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-13

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 4	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.78	$17.61	$17.37	$18.00

Income from investment operations[b]:
Net investment income[c]	0.79	0.93	0.93	0.66
Net realized and unrealized gains (losses)	(0.91)	1.56	2.00	(0.64)

Total from investment operations	(0.12)	2.49	2.93	0.02

Less distributions from:
Net investment income and net foreign currency gains	(1.09)	(0.27)	(2.69)	(0.65)
Net realized gains	(0.13)	(0.05)	—	—

Total distributions	(1.22)	(0.32)	(2.69)	(0.65)

Redemption fees[d]	—	—	—	—

Net asset value, end of year	$18.44	$19.78	$17.61	$17.37

Total return[e]	(0.96)%	14.28%	18.58%	0.26%
Ratios to average net assets[f]
Expenses[g]	0.91%	0.90%	0.89%	0.93%
Net investment income	4.05%	4.92%	5.38%	4.31%

Supplemental data
Net assets, end of year (000’s)	$151,695	$150,891	$108,910	$43,069
Portfolio turnover rate	34.18%	8.77%	20.84%	28.46%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities 76.2%
Argentina 0.5%
[a,b]Government of Argentina, senior bond, FRN, 0.439%, 8/03/12	107,485,000		$13,073,503

Australia 7.9%
Government of Australia, senior bond, 5.75%, 4/15/12	43,700,000	AUD	44,932,969
New South Wales Treasury Corp.,
6.00%, 5/01/12	10,590,000	AUD	10,900,253
6.00%, 5/01/12 (London Exchange)	13,180,000	AUD	13,565,376
5.50%, 8/01/13	3,710,000	AUD	3,891,330
senior note, 5.50%, 3/01/17	32,225,000	AUD	35,002,163
Queensland Treasury Corp.,
6.00%, 8/14/13	24,450,000	AUD	25,869,263
6.00%, 9/14/17	13,160,000	AUD	14,577,214
senior note, 6.00%, 8/21/13	8,888,000	AUD	9,352,552
Western Australia Treasury Corp.,
5.50%, 7/17/12	26,480,000	AUD	27,297,146
8.00%, 6/15/13	4,350,000	AUD	4,710,083

			190,098,349

Brazil 3.5%
Nota Do Tesouro Nacional,
10.00%, 1/01/12	38,245	[c] BRL	20,525,589
10.00%, 1/01/14	7,100	[c] BRL	3,774,205
10.00%, 1/01/17	22,490	[c] BRL	11,613,794
[d]Index Linked, 6.00%, 5/15/15	29,822	[c] BRL	34,556,113
[d]Index Linked, 6.00%, 5/15/45	10,825	[c] BRL	13,087,225

			83,556,926

Hungary 2.8%
Government of Hungary,
5.50%, 2/12/14	608,600,000	HUF	2,335,185
5.50%, 2/12/16	436,800,000	HUF	1,571,560
6.50%, 6/24/19	389,700,000	HUF	1,335,072
7.50%, 11/12/20	28,000,000	HUF	100,095
A, 8.00%, 2/12/15	280,000,000	HUF	1,113,076
A, 6.75%, 11/24/17	1,443,600,000	HUF	5,183,575
A, 7.00%, 6/24/22	249,200,000	HUF	842,228
B, 6.75%, 2/24/17	394,700,000	HUF	1,437,819
D, 6.75%, 2/12/13	310,800,000	HUF	1,256,350
D, 6.75%, 8/22/14	1,760,900,000	HUF	6,851,660
E, 7.50%, 10/24/13	248,600,000	HUF	1,004,047
senior note, 3.50%, 7/18/16	1,055,000	EUR	1,097,988
senior note, 4.375%, 7/04/17	5,380,000	EUR	5,588,076
senior note, 5.75%, 6/11/18	13,795,000	EUR	14,944,436
senior note, 6.25%, 1/29/20	6,420,000		5,907,684
senior note, 3.875%, 2/24/20	3,120,000	EUR	2,935,480
senior note, 6.375%, 3/29/21	14,820,000		13,566,969

			67,071,300

Indonesia 7.9%
Government of Indonesia,
FR20, 14.275%, 12/15/13	14,267,000,000	IDR	1,841,462
FR31, 11.00%, 11/15/20	167,351,000,000	IDR	24,745,054
FR34, 12.80%, 6/15/21	207,810,000,000	IDR	33,985,497

TGB-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia (continued)
FR35, 12.90%, 6/15/22	66,582,000,000	IDR	$10,978,739
FR36, 11.50%, 9/15/19	30,075,000,000	IDR	4,440,023
FR37, 12.00%, 9/15/26	8,230,000,000	IDR	1,350,065
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	860,569
FR40, 11.00%, 9/15/25	61,856,000,000	IDR	9,495,261
FR42, 10.25%, 7/15/27	88,574,000,000	IDR	12,845,303
FR43, 10.25%, 7/15/22	68,340,000,000	IDR	9,814,546
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	635,447
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	31,004,137
FR47, 10.00%, 2/15/28	61,737,000,000	IDR	8,764,339
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	2,188,086
FR49, 9.00%, 9/15/13	35,030,000,000	IDR	4,116,754
[e]senior bond, 144A, 8.50%, 10/12/35	7,259,000		10,525,550
[e]senior bond, 144A, 6.625%, 2/17/37	1,930,000		2,355,208
[e]senior bond, 144A, 7.75%, 1/17/38	8,650,000		11,745,835
[e]senior note, 144A, 11.625%, 3/04/19	6,410,000		9,484,332

			191,176,207

Iraq 0.3%
Government of Iraq,
[e]144A, 5.80%, 1/15/28	5,055,000		4,160,113
[f]Reg S, 5.80%, 1/15/28	3,440,000		2,831,017

			6,991,130

Ireland 3.7%
Government of Ireland,
4.00%, 1/15/14	14,291,000	EUR	17,307,495
4.60%, 4/18/16	9,213,000	EUR	10,775,114
5.90%, 10/18/19	10,562,000	EUR	11,862,145
4.50%, 4/18/20	6,289,000	EUR	6,308,386
5.00%, 10/18/20	9,329,000	EUR	9,666,623
senior bond, 4.50%, 10/18/18	7,339,000	EUR	7,748,701
senior bond, 4.40%, 6/18/19	12,246,000	EUR	12,698,067
senior bond, 5.40%, 3/13/25	12,847,000	EUR	13,162,208

			89,528,739

Israel 1.7%
Government of Israel,
5.00%, 3/31/13	53,945,000	ILS	14,549,343
3.50%, 9/30/13	101,009,000	ILS	26,853,183

			41,402,526

Lithuania 1.5%
[e]Government of Lithuania, 144A,
6.75%, 1/15/15	19,480,000		20,478,350
7.375%, 2/11/20	12,690,000		13,797,139
6.125%, 3/09/21	3,240,000		3,251,421

			37,526,910

Malaysia 2.5%
Government of Malaysia, senior bond,
2.711%, 2/14/12	720,000	MYR	227,060
3.718%, 6/15/12	51,643,000	MYR	16,347,095

TGB-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Malaysia (continued)
Government of Malaysia, senior bond (continued)
2.509%, 8/27/12	26,335,000	MYR	$8,285,631
3.702%, 2/25/13	27,704,000	MYR	8,818,000
3.70%, 5/15/13	210,000	MYR	66,943
3.21%, 5/31/13	2,950,000	MYR	934,415
3.461%, 7/31/13	13,390,000	MYR	4,259,034
3.814%, 2/15/17	18,885,000	MYR	6,081,869
4.24%, 2/07/18	44,360,000	MYR	14,609,413

			59,629,460

Mexico 5.9%
Government of Mexico,
M, 9.00%, 6/20/13	2,982,300	[g] MXN	22,621,301
M, 8.00%, 12/17/15	726,000	[g] MXN	5,690,235
M, 7.25%, 12/15/16	250,000	[g] MXN	1,921,127
M, 7.75%, 12/14/17	4,473,000	[g] MXN	35,204,832
MI, 9.00%, 12/20/12	265,000	[g] MXN	1,976,937
MI, 8.00%, 12/19/13	9,939,900	[g] MXN	75,374,625

			142,789,057

Norway 0.4%
Government of Norway, 6.50%, 5/15/13	49,400,000	NOK	8,842,713

Peru 0.2%
Government of Peru, 7.84%, 8/12/20	11,090,000	PEN	4,700,285

Philippines 0.3%
Government of the Philippines, senior bond,
5.75%, 2/21/12	134,520,000	PHP	3,081,319
5.25%, 1/07/13	61,770,000	PHP	1,449,265
8.75%, 3/03/13	162,650,000	PHP	3,949,133
R3-7, 5.25%, 9/24/12	2,090,000	PHP	48,688

			8,528,405

Poland 7.9%
Government of Poland,
4.75%, 4/25/12	58,025,000	PLN	16,833,808
5.25%, 4/25/13	22,950,000	PLN	6,698,932
5.00%, 10/24/13	16,810,000	PLN	4,891,610
5.75%, 4/25/14	92,590,000	PLN	27,328,205
6.25%, 10/24/15	44,730,000	PLN	13,463,399
5.75%, 9/23/22	48,750,000	PLN	13,988,163
senior note, 6.375%, 7/15/19	27,200,000		30,298,896
Strip, 1/25/12	7,670,000	PLN	2,217,365
Strip, 7/25/12	11,905,000	PLN	3,366,039
Strip, 10/25/12	90,245,000	PLN	25,218,515
Strip, 1/25/13	99,335,000	PLN	27,456,390
Strip, 7/25/13	76,175,000	PLN	20,544,953

			192,306,275

Qatar 0.6%
[e]Government of Qatar, senior note, 144A, 6.55%, 4/09/19	11,830,000		14,018,964

Russia 2.8%
[e]Government of Russia, 144A, 7.50%, 3/31/30	59,148,895		68,797,559

TGB-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Singapore 1.3%
Government of Singapore, senior bond,
2.50%, 10/01/12	6,340,000	SGD	$4,965,988
1.625%, 4/01/13	34,700,000	SGD	27,182,692

			32,148,680

South Africa 1.6%
Government of South Africa,
5.25%, 5/16/13	3,590,000	EUR	4,780,304
4.50%, 4/05/16	1,874,000	EUR	2,500,910
6.875%, 5/27/19	21,215,000		25,535,591
senior note, 6.50%, 6/02/14	805,000		885,500
senior note, 5.875%, 5/30/22	3,485,000		4,020,434

			37,722,739

South Korea 11.0%
The Export-Import Bank of Korea, senior note, 4.625%, 2/20/17	230,000	EUR	309,939
KDICB Redemption Fund Bond, senior bond,
07-1, 5.57%, 9/14/12	6,600,000,000	KRW	5,771,111
08-1, 5.28%, 2/15/13	880,000,000	KRW	773,165
Korea Treasury Bond,
5.25%, 9/10/12	28,539,000,000	KRW	24,925,032
5.25%, 3/10/13	6,483,790,000	KRW	5,710,879
5.00%, 9/10/16	2,806,000,000	KRW	2,573,856
senior bond, 4.00%, 6/10/12	134,277,650,000	KRW	116,131,059
senior bond, 4.25%, 12/10/12	23,404,000,000	KRW	20,340,922
senior bond, 3.75%, 6/10/13	57,125,360,000	KRW	49,523,049
senior bond, 3.00%, 12/10/13	47,514,850,000	KRW	40,734,690

			266,793,702

Sri Lanka 1.5%
Government of Sri Lanka,
A, 6.90%, 8/01/12	14,600,000	LKR	126,843
A, 8.50%, 1/15/13	694,400,000	LKR	6,076,183
A, 13.50%, 2/01/13	674,300,000	LKR	6,172,065
A, 7.00%, 3/01/14	43,380,000	LKR	361,560
A, 11.25%, 7/15/14	773,000,000	LKR	7,020,116
A, 11.75%, 3/15/15	8,520,000	LKR	78,798
A, 6.50%, 7/15/15	218,480,000	LKR	1,734,691
A, 11.00%, 8/01/15	1,349,700,000	LKR	12,249,505
A, 6.40%, 8/01/16	109,200,000	LKR	835,735
B, 6.60%, 6/01/14	56,800,000	LKR	466,109
B, 6.40%, 10/01/16	119,100,000	LKR	910,901

			36,032,506

[h]Supranational 1.1%
Corporacion Andina De Fomento, 8.125%, 6/04/19	5,260,000		6,471,168
European Investment Bank, senior note, 4.50%, 5/15/13	33,700,000	NOK	5,785,522
Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	13,415,695

			25,672,385

Sweden 4.3%
Government of Sweden,
5.50%, 10/08/12	509,640,000	SEK	76,607,652
1.50%, 8/30/13	166,040,000	SEK	24,456,498

TGB-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Sweden (continued)
Kommuninvest I Sverige AB, senior note, 1.75%, 10/08/12	24,400,000	SEK	$3,524,671

			104,588,821

Ukraine 0.7%
[e]Financing of Infrastructure Projects State Enterprise, 144A, 7.40%, 4/20/18	840,000		690,375
[e]Government of Ukraine,
144A, 7.65%, 6/11/13	760,000		734,350
144A, 6.25%, 6/17/16	1,210,000		1,065,556
144A, 7.75%, 9/23/20	480,000		417,600
senior note, 144A, 4.95%, 10/13/15	290,000	EUR	310,118
senior note, 144A, 7.95%, 2/23/21	16,530,000		14,587,725

			17,805,724

United Arab Emirates 0.6%
[e]Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19	11,840,000		14,533,600

United Kingdom 2.6%
United Kingdom Treasury Bond, 5.00%, 3/07/12	17,642,000	GBP	27,627,053
United Kingdom Treasury Note, 5.25%, 6/07/12	22,260,000	GBP	35,302,289

			62,929,342

Venezuela 0.6%
Government of Venezuela, 10.75%, 9/19/13	13,570,000		13,756,927

Vietnam 0.5%
[e]Government of Vietnam, 144A, 6.75%, 1/29/20	13,110,000		13,167,356

Total Foreign Government and Agency Securities (Cost $1,794,910,963)			1,845,190,090

Municipal Bonds 1.1%
United States 1.1%
Alabama State University Revenue, General Tuition and Fee, Assured Guaranty, 5.00%, 9/01/29	175,000		190,892
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,585,125
California State GO,
7.625%, 3/01/40	1,320,000		1,625,382
Refunding, 5.125%, 4/01/33	3,800,000		3,967,580
Refunding, 5.00%, 4/01/38	1,370,000		1,398,592
Various Purpose, 6.00%, 4/01/38	10,740,000		12,128,145
Illinois Municipal Electricity Agency Power Supply Revenue, Series A, BHAC Insured, 5.00%, 2/01/35	2,155,000		2,227,990
Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/24	500,000		536,085
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health, Refunding, Series A, Assured Guaranty, 6.25%, 7/01/28	1,500,000		1,715,790

Total Municipal Bonds (Cost $22,747,056)			25,375,581

Total Investments before Short Term Investments (Cost $1,817,658,019)			$1,870,565,671

Short Term Investments 15.8%
Foreign Government and Agency Securities 8.1%
Egypt 0.2%
[i]Egypt Treasury Bill, 2/21/12	26,475,000	EGP	4,311,376

Hungary 0.1%
[i]Hungary Treasury Bill, 8/22/12	502,600,000	HUF	1,964,800

TGB-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Israel 1.8%
Government of Israel, 4.00%, 3/30/12	26,865,000	ILS	$7,071,820
[i]Israel Treasury Bills, 1/04/12 - 5/02/12	140,940,000	ILS	36,839,081

			43,910,901

Malaysia 2.3%
[i]Bank of Negara Monetary Note, 1/03/12 - 6/14/12	170,890,000	MYR	53,638,717
[i]Malaysia Treasury Bills, 1/20/12 - 7/27/12	7,680,000	MYR	2,401,595

			56,040,312

Norway 1.7%
[i]Norway Treasury Bill, 3/21/12	240,230,000	NOK	40,060,627

Philippines 0.1%
[i]Philippine Treasury Bills, 1/11/12 - 8/22/12	116,440,000	PHP	2,646,732

Singapore 1.8%
Government of Singapore, senior bond,
2.625%, 4/01/12	37,720,000	SGD	29,231,561
3.50%, 7/01/12	2,120,000	SGD	1,660,031
[i]Singapore Treasury Bills, 5/02/12 - 11/01/12	17,140,000	SGD	13,186,884

			44,078,476

Sri Lanka 0.1%
[i]Sri Lanka Treasury Bills, 1/27/12 - 9/28/12	213,370,000	LKR	1,832,844

Total Foreign Government and Agency Securities (Cost $210,293,047)			194,846,068

Total Investments before Repurchase Agreements (Cost $2,027,951,066)			2,065,411,739

Repurchase Agreements (Cost $186,697,298) 7.7%
United States 7.7%
[j]Joint Repurchase Agreement, 0.011%, 1/03/12 (Maturity Value $186,697,523)	186,697,298		186,697,298
BNP Paribas Securities Corp. (Maturity Value $22,590,400)
Credit Suisse Securities (USA) LLC (Maturity Value $27,106,613)
Deutsche Bank Securities Inc. (Maturity Value $28,570,322)
HSBC Securities (USA) Inc. (Maturity Value $45,180,802)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $27,106,613)
Morgan Stanley & Co. LLC (Maturity Value $9,036,160)
UBS Securities LLC (Maturity Value $27,106,613)

Collateralized by U.S. Government Agency Securities, 0.16% - 5.25%, 6/07/12 - 2/05/14;
[i]U.S. Treasury Bills, 1/12/12 - 9/20/12; U.S. Treasury Bonds, 0.50% - 11.25%, 5/31/13 - 2/15/16; and U.S. Treasury Notes, 0.125% - 4.875%, 12/31/11 - 5/15/19 (valued at $190,529,923)

Total Investments (Cost $2,214,648,364) 93.1%			2,252,109,037
Other Assets, less Liabilities 6.9%			168,028,522

Net Assets 100.0%			$2,420,137,559

See Abbreviations on page TGB-43.

TGB-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aThe coupon rate shown represents the rate at period end.

bThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

cPrincipal amount is stated in 1,000 Brazilian Real Units.

dRedemption price at maturity is adjusted for inflation. See Note 1(g).

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2011, the aggregate value of these securities was $204,121,151, representing 8.43% of net assets.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2011, the value of this security was $2,831,017, representing 0.12% of net assets.

gPrincipal amount is stated in 100 Mexican Peso Units.

hA supranational organization is an entity formed by two or more central governments through international treaties.

iThe security is traded on a discount basis with no stated coupon rate.

jSee Note 1(c) regarding joint repurchase agreement.

TGB-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund

At December 31, 2011, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	DBAB	Sell	770,370,000	9,941,541		1/04/12	$—	$(68,590)
Swedish Krona	DBAB	Buy	136,332,733	15,020,408	EUR	1/05/12	365,426	—
Euro	CITI	Sell	5,040,000	6,519,290		1/10/12	—	(4,469)
Japanese Yen	BZWS	Sell	277,330,000	3,353,446		1/10/12	—	(250,495)
Japanese Yen	UBSW	Sell	138,650,000	1,676,805		1/10/12	—	(124,970)
Japanese Yen	CITI	Sell	138,680,000	1,677,960		1/10/12	—	(124,206)
Euro	BZWS	Sell	1,726,000	2,233,444		1/11/12	—	(700)
Euro	UBSW	Sell	13,846,000	17,922,609		1/11/12	271	—
Euro	DBAB	Sell	9,460,000	12,259,119		1/11/12	14,044	—
Japanese Yen	DBAB	Sell	139,110,000	1,682,491		1/12/12	—	(125,319)
Japanese Yen	HSBC	Sell	139,250,000	1,687,572		1/12/12	—	(122,057)
Chilean Peso	MSCO	Buy	2,254,600,000	4,442,999		1/13/12	—	(112,471)
Euro	JPHQ	Sell	937,000	1,211,775		1/13/12	—	(1,099)
Japanese Yen	BZWS	Sell	394,150,000	4,771,792		1/13/12	—	(350,479)
Japanese Yen	HSBC	Sell	397,130,000	4,811,539		1/13/12	—	(349,459)
Japanese Yen	UBSW	Sell	313,510,000	3,797,176		1/13/12	—	(277,119)
Philippine Peso	JPHQ	Buy	374,905,000	8,515,730		1/13/12	30,477	—
Philippine Peso	HSBC	Buy	60,160,000	1,367,801		1/17/12	3,336	—
Euro	DBAB	Sell	4,856,000	6,438,109		1/18/12	152,178	—
Philippine Peso	HSBC	Buy	115,942,000	2,602,806		1/18/12	39,566	—
Philippine Peso	DBAB	Buy	66,125,000	1,484,121		1/18/12	22,899	—
Philippine Peso	JPHQ	Buy	165,119,000	3,670,535		1/19/12	92,433	—
Philippine Peso	DBAB	Buy	41,372,000	931,592		1/19/12	11,252	—
British Pound	BZWS	Buy	906,238	1,435,872		1/24/12	—	(28,590)
British Pound	DBAB	Buy	903,679	1,430,452		1/24/12	—	(27,144)
British Pound	CITI	Buy	603,463	953,634		1/24/12	—	(16,527)
British Pound	DBAB	Buy	474,519	755,031		1/26/12	—	(18,172)
Japanese Yen	BZWS	Sell	1,079,470,000	13,122,660		1/26/12	—	(908,680)
Japanese Yen	UBSW	Sell	944,420,000	11,488,596		1/26/12	—	(787,316)
Japanese Yen	DBAB	Sell	897,860,782	10,935,263		1/26/12	—	(735,456)
Philippine Peso	HSBC	Buy	154,149,000	3,423,251		1/26/12	88,596	—
British Pound	BZWS	Buy	601,378	945,862		1/27/12	—	(12,019)
British Pound	MSCO	Buy	358,395	564,198		1/27/12	—	(7,668)
British Pound	JPHQ	Buy	119,423	190,002		1/27/12	—	(4,557)
Chilean Peso	DBAB	Buy	2,227,910,000	4,404,290		1/27/12	—	(134,289)
Euro	CITI	Sell	4,998,400	6,758,487		1/27/12	287,828	—
Japanese Yen	HSBC	Sell	1,162,462,488	14,183,290		1/27/12	—	(927,050)
British Pound	JPHQ	Buy	237,230	373,367		1/30/12	—	(4,997)
Chilean Peso	DBAB	Buy	5,127,860,000	10,218,932		1/30/12	—	(394,837)
Chilean Peso	JPHQ	Buy	675,370,000	1,337,102		1/30/12	—	(43,209)
British Pound	MSCO	Buy	116,956	185,153		1/31/12	—	(3,546)
Chilean Peso	DBAB	Buy	3,093,470,000	6,161,677		1/31/12	—	(235,663)
Euro	DBAB	Sell	31,205,000	42,438,800		1/31/12	2,041,161	—
Philippine Peso	DBAB	Buy	128,745,000	2,986,361		1/31/12	—	(53,985)
British Pound	CITI	Buy	391,619	619,451		2/01/12	—	(11,359)
British Pound	MSCO	Buy	450,886	710,738		2/01/12	—	(10,618)
British Pound	BZWS	Buy	48,594	76,617		2/01/12	—	(1,162)
Euro	UBSW	Sell	5,540,000	7,543,763		2/01/12	371,672	—
Philippine Peso	DBAB	Buy	155,800,000	3,505,772		2/03/12	42,260	—
Philippine Peso	HSBC	Buy	99,500,000	2,237,354		2/03/12	28,559	—
Indian Rupee	JPHQ	Buy	21,500,000	445,873		2/06/12	—	(43,618)

TGB-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	HSBC	Buy	84,800,000	1,916,384		2/06/12	$14,458	$—
Philippine Peso	JPHQ	Buy	60,500,000	1,362,613		2/07/12	14,861	—
Singapore Dollar	HSBC	Buy	6,206,000	4,860,284		2/07/12	—	(76,226)
Singapore Dollar	DBAB	Buy	6,207,000	4,860,459		2/07/12	—	(75,629)
Australian Dollar	UBSW	Buy	10,557,970	10,238,591		2/08/12	510,979	—
Australian Dollar	MSCO	Buy	10,560,886	10,268,877		2/08/12	483,661	—
Euro	UBSW	Sell	4,929,000	6,676,084		2/08/12	294,562	—
Euro	CITI	Sell	6,572,000	8,878,181		2/08/12	369,484	—
Euro	HSBC	Sell	1,200,000	1,621,680		2/08/12	68,053	—
Norwegian Krone	UBSW	Buy	72,121,400	9,100,722	EUR	2/08/12	259,205	—
Singapore Dollar	DBAB	Buy	12,363,000	9,721,129		2/08/12	—	(190,785)
Australian Dollar	DBAB	Buy	3,351,000	265,995,678	JPY	2/09/12	—	(46,932)
Australian Dollar	CITI	Buy	3,351,000	265,901,850	JPY	2/09/12	—	(45,712)
Australian Dollar	BZWS	Buy	3,351,000	265,734,300	JPY	2/09/12	—	(43,533)
Euro	JPHQ	Sell	300,000	405,840		2/09/12	17,430	—
Euro	HSBC	Sell	600,000	806,880		2/09/12	30,059	—
Euro	BZWS	Sell	800,000	1,078,400		2/09/12	42,639	—
Euro	DBAB	Sell	180,000	242,431		2/09/12	9,385	—
Norwegian Krone	UBSW	Buy	100,802,700	12,673,686	EUR	2/09/12	421,309	—
Norwegian Krone	DBAB	Buy	144,025,000	18,112,935	EUR	2/09/12	595,472	—
Polish Zloty	DBAB	Buy	17,528,000	4,407,896	EUR	2/09/12	—	(647,273)
Singapore Dollar	BZWS	Buy	1,717,028	1,347,894		2/09/12	—	(24,278)
Chilean Peso	DBAB	Buy	1,145,000,000	2,326,290		2/10/12	—	(134,869)
Euro	BZWS	Sell	612,000	829,872		2/10/12	37,507	—
Japanese Yen	HSBC	Sell	413,563,000	5,052,077		2/10/12	—	(325,026)
Japanese Yen	MSCO	Sell	394,373,000	4,826,319		2/10/12	—	(301,278)
Polish Zloty	BZWS	Buy	17,528,000	4,405,238	EUR	2/10/12	—	(644,368)
Chilean Peso	BZWS	Buy	1,142,900,000	2,319,196		2/13/12	—	(132,393)
Chilean Peso	DBAB	Buy	1,058,220,000	2,149,980		2/13/12	—	(125,201)
Euro	UBSW	Sell	657,000	892,055		2/13/12	41,403	—
Singapore Dollar	HSBC	Buy	6,117,200	4,803,595		2/13/12	—	(87,991)
British Pound	BZWS	Buy	2,562,230	4,082,606		2/14/12	—	(104,567)
Chilean Peso	MSCO	Buy	1,963,430,000	4,038,733		2/14/12	—	(282,285)
Chilean Peso	DBAB	Buy	1,130,600,000	2,305,465		2/14/12	—	(142,393)
Malaysian Ringgit	DBAB	Buy	97,443,480	31,603,632		2/14/12	—	(954,218)
Polish Zloty	DBAB	Buy	17,528,000	4,365,194	EUR	2/14/12	—	(594,669)
Singapore Dollar	HSBC	Buy	4,404,400	3,458,582		2/14/12	—	(63,334)
Japanese Yen	JPHQ	Sell	144,920,000	1,765,595		2/15/12	—	(118,817)
Japanese Yen	DBAB	Sell	123,057,280	1,497,958		2/15/12	—	(102,170)
Chilean Peso	MSCO	Buy	3,554,470,000	7,382,077		2/16/12	—	(582,881)
Euro	JPHQ	Sell	1,971,000	2,636,410		2/16/12	84,380	—
Euro	UBSW	Sell	1,971,000	2,637,533		2/16/12	85,503	—
Euro	DBAB	Sell	2,038,000	2,734,629		2/17/12	95,823	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,582,569		2/17/12	—	(41,869)
Singapore Dollar	HSBC	Buy	7,334,000	5,736,724		2/17/12	—	(83,117)
Singapore Dollar	DBAB	Buy	7,334,000	5,736,544		2/17/12	—	(82,938)
Singapore Dollar	BZWS	Buy	4,886,000	3,824,209		2/17/12	—	(57,707)
Chilean Peso	DBAB	Buy	1,455,470,000	3,009,657		2/21/12	—	(226,818)
Chilean Peso	JPHQ	Buy	1,055,800,000	2,167,411		2/21/12	—	(148,736)
Euro	UBSW	Sell	2,038,000	2,728,495		2/21/12	89,586	—
Chilean Peso	JPHQ	Buy	1,792,000,000	3,719,772		2/22/12	—	(293,805)
Japanese Yen	HSBC	Sell	385,460,000	4,651,662		2/22/12	—	(361,179)

TGB-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	DBAB	Buy	1,435,490,000	2,965,643	2/23/12	$—	$(221,506)
Japanese Yen	JPHQ	Sell	385,700,000	4,652,313	2/23/12	—	(363,744)
Singapore Dollar	DBAB	Buy	9,547,000	7,468,688	2/24/12	—	(109,132)
Chilean Peso	CITI	Buy	2,285,090,000	4,709,098	2/27/12	—	(342,426)
Chilean Peso	MSCO	Buy	2,254,540,000	4,646,859	2/27/12	—	(338,566)
Chilean Peso	DBAB	Buy	2,094,920,000	4,297,757	2/27/12	—	(294,488)
Euro	DBAB	Sell	5,346,000	7,284,299	2/27/12	361,617	—
Singapore Dollar	DBAB	Buy	5,952,000	4,667,869	2/27/12	—	(79,613)
Chilean Peso	MSCO	Buy	1,559,200,000	3,181,392	2/28/12	—	(202,123)
Chilean Peso	JPHQ	Buy	593,800,000	1,223,069	2/28/12	—	(88,455)
Chilean Peso	BZWS	Buy	2,006,200,000	4,086,779	2/29/12	—	(253,847)
Chilean Peso	DBAB	Buy	790,050,000	1,632,200	2/29/12	—	(122,775)
Euro	DBAB	Sell	3,252,140	4,444,049	2/29/12	232,673	—
Singapore Dollar	DBAB	Buy	5,960,000	4,668,212	2/29/12	—	(73,754)
Chilean Peso	DBAB	Buy	1,253,970,000	2,553,390	3/01/12	—	(157,907)
Chilean Peso	BZWS	Buy	1,004,500,000	2,043,328	3/01/12	—	(124,412)
Euro	DBAB	Sell	1,530,900	2,087,306	3/01/12	104,835	—
Japanese Yen	UBSW	Sell	447,200,000	5,501,021	3/01/12	—	(315,662)
Japanese Yen	JPHQ	Sell	401,100,000	4,934,793	3/01/12	—	(282,272)
Japanese Yen	HSBC	Sell	400,800,000	4,932,923	3/01/12	—	(280,240)
Chilean Peso	DBAB	Buy	1,253,970,000	2,553,390	3/02/12	—	(158,188)
Chilean Peso	DBAB	Buy	1,328,230,000	2,706,255	3/05/12	—	(170,100)
Euro	DBAB	Sell	1,536,000	2,099,251	3/05/12	110,083	—
Chilean Peso	DBAB	Buy	1,320,220,000	2,682,556	3/07/12	—	(162,286)
Euro	UBSW	Sell	6,915,000	9,567,248	3/08/12	611,791	—
Euro	MSCO	Sell	5,225,000	7,228,526	3/08/12	461,749	—
Euro	HSBC	Sell	1,844,000	2,548,408	3/08/12	160,286	—
Chilean Peso	DBAB	Buy	1,284,460,000	2,629,396	3/09/12	—	(177,965)
Chilean Peso	MSCO	Buy	662,100,000	1,346,279	3/12/12	—	(83,085)
Chilean Peso	DBAB	Buy	2,600,220,000	5,301,695	3/15/12	—	(342,579)
Japanese Yen	CITI	Sell	286,112,008	3,688,722	3/15/12	—	(33,907)
Australian Dollar	CITI	Buy	16,742,000	15,737,313	3/19/12	1,237,293	—
Japanese Yen	CITI	Sell	407,702,000	5,074,644	3/19/12	—	(230,491)
Japanese Yen	UBSW	Sell	330,530,000	4,114,396	3/19/12	—	(186,555)
Japanese Yen	MSCO	Sell	244,700,000	3,044,896	3/19/12	—	(139,211)
Singapore Dollar	JPHQ	Buy	11,426,000	8,934,240	3/19/12	—	(124,850)
Singapore Dollar	HSBC	Buy	9,120,000	7,147,559	3/19/12	—	(116,084)
Singapore Dollar	DBAB	Buy	7,978,100	6,254,047	3/19/12	—	(102,970)
Australian Dollar	DBAB	Buy	8,192,166	7,679,992	3/21/12	624,272	—
Chilean Peso	JPHQ	Buy	1,065,000,000	2,137,481	3/21/12	—	(107,747)
Singapore Dollar	DBAB	Buy	8,589,700	6,700,757	3/21/12	—	(78,037)
Singapore Dollar	HSBC	Buy	6,864,000	5,360,615	3/21/12	—	(68,423)
Australian Dollar	DBAB	Buy	537,776	503,606	3/22/12	41,472	—
Japanese Yen	UBSW	Sell	242,774,840	3,005,643	3/23/12	—	(153,703)
Euro	DBAB	Sell	2,736,000	3,829,333	3/26/12	285,253	—
Malaysian Ringgit	DBAB	Buy	16,025,000	5,047,403	3/26/12	—	(14,070)
Malaysian Ringgit	HSBC	Buy	7,634,000	2,403,463	3/26/12	—	(5,681)
Singapore Dollar	MSCO	Buy	10,570,700	8,235,134	3/26/12	—	(84,735)
Singapore Dollar	FBCO	Buy	10,578,000	8,235,111	3/26/12	—	(79,084)
British Pound	MSCO	Buy	2,852,773	4,545,238	3/29/12	—	(118,112)
British Pound	DBAB	Buy	2,853,149	4,545,238	3/29/12	—	(117,528)
British Pound	BZWS	Buy	5,722,896	9,090,477	3/30/12	—	(209,396)

TGB-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	DBAB	Buy	1,252,750,000	2,510,018		3/30/12	$—	$(124,883)
New Israeli Shekel	MSCO	Buy	9,296,110	2,596,996		3/30/12	—	(161,179)
British Pound	FBCO	Buy	3,431,879	5,454,285		4/02/12	—	(128,694)
Chilean Peso	DBAB	Buy	1,330,940,000	2,656,408		4/02/12	—	(123,018)
Euro	DBAB	Sell	3,712,000	5,214,432		4/04/12	405,455	—
Euro	DBAB	Sell	2,488,000	3,482,304		4/05/12	258,994	—
Euro	DBAB	Sell	7,243,000	10,201,041		4/10/12	816,668	—
Euro	HSBC	Sell	8,692,000	12,212,434		4/10/12	950,667	—
Euro	UBSW	Sell	4,346,000	6,102,436		4/10/12	471,553	—
Indian Rupee	DBAB	Buy	159,915,000	3,413,340		4/11/12	—	(453,447)
Euro	UBSW	Sell	3,907,000	5,569,722		4/12/12	507,464	—
Indian Rupee	DBAB	Buy	342,913,000	7,346,037		4/13/12	—	(1,000,986)
Chilean Peso	MSCO	Buy	2,645,530,000	5,374,363		4/16/12	—	(344,379)
Euro	HSBC	Sell	6,919,000	9,915,481		4/16/12	950,029	—
Indian Rupee	JPHQ	Buy	230,330,000	4,921,581		4/16/12	—	(661,693)
Indian Rupee	JPHQ	Buy	226,092,000	4,802,294		4/18/12	—	(622,093)
Indian Rupee	JPHQ	Buy	112,941,000	2,396,880		4/19/12	—	(309,047)
Indian Rupee	DBAB	Buy	79,271,000	1,678,404		4/19/12	—	(212,996)
Malaysian Ringgit	JPHQ	Buy	4,069,213	1,329,330		4/19/12	—	(51,795)
Chilean Peso	MSCO	Buy	2,370,410,000	4,788,707		4/20/12	—	(283,263)
Japanese Yen	UBSW	Sell	261,900,000	3,188,653		4/20/12	—	(221,992)
Japanese Yen	CITI	Sell	261,800,000	3,189,299		4/20/12	—	(220,044)
Euro	DBAB	Sell	4,545,000	6,425,948		4/23/12	535,996	—
Malaysian Ringgit	JPHQ	Buy	11,659,000	3,812,498		4/23/12	—	(152,390)
Indian Rupee	DBAB	Buy	160,601,000	3,410,512		4/26/12	—	(444,874)
Chilean Peso	JPHQ	Buy	1,501,938,000	3,045,910		4/27/12	—	(192,780)
Indian Rupee	JPHQ	Buy	136,582,000	2,896,755		4/27/12	—	(375,042)
Chilean Peso	CITI	Buy	2,420,966,000	4,976,292		4/30/12	—	(378,456)
Indian Rupee	JPHQ	Buy	113,782,000	2,415,754		4/30/12	—	(315,979)
Indian Rupee	DBAB	Buy	71,377,981	1,505,547		4/30/12	—	(188,312)
Swedish Krona	BZWS	Buy	122,773,200	13,607,901	EUR	4/30/12	118,922	—
Euro	DBAB	Sell	2,045,000	2,991,017		5/07/12	340,263	—
Euro	FBCO	Sell	1,731,000	2,537,646		5/07/12	293,903	—
Euro	BZWS	Sell	1,259,000	1,850,818		5/07/12	218,887	—
Euro	MSCO	Sell	1,259,000	1,851,970		5/07/12	220,039	—
Euro	DBAB	Sell	1,259,000	1,816,422		5/09/12	184,439	—
Euro	UBSW	Sell	629,000	902,238		5/09/12	86,894	—
Japanese Yen	CITI	Sell	733,721,000	9,128,949		5/10/12	—	(431,032)
Chilean Peso	MSCO	Buy	1,150,200,000	2,368,958		5/11/12	—	(186,458)
Japanese Yen	UBSW	Sell	733,361,000	9,122,540		5/11/12	—	(432,997)
Japanese Yen	DBAB	Sell	490,555,000	6,101,962		5/11/12	—	(289,865)
Euro	DBAB	Sell	1,812,000	2,538,521		5/18/12	189,368	—
Euro	DBAB	Sell	2,642,000	3,691,346		5/21/12	265,979	—
Euro	UBSW	Sell	1,812,000	2,531,002		5/21/12	181,734	—
Chilean Peso	MSCO	Buy	420,740,000	852,512		5/22/12	—	(54,864)
Euro	DBAB	Sell	1,300,570	1,740,065		5/25/12	53,761	—
Indian Rupee	DBAB	Buy	217,594,000	4,559,807		6/01/12	—	(564,173)
Indian Rupee	HSBC	Buy	251,448,000	5,326,160		6/04/12	—	(711,019)
Euro	DBAB	Sell	785,200	1,123,692		6/06/12	105,413	—
Euro	DBAB	Sell	2,033,100	2,927,969		6/07/12	291,321	—
Euro	UBSW	Sell	1,057,200	1,517,505		6/07/12	146,463	—
Indian Rupee	DBAB	Buy	160,277,000	3,379,945		6/07/12	—	(439,547)

TGB-25

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	HSBC	Buy	42,784,000	908,558		6/08/12	$—	$(123,776)
Polish Zloty	DBAB	Buy	30,704,000	7,583,856	EUR	6/08/12	—	(1,059,465)
Polish Zloty	CITI	Buy	5,990,000	1,480,328	EUR	6/08/12	—	(207,733)
Euro	DBAB	Sell	16,210,600	23,377,407		6/11/12	2,353,154	—
Indian Rupee	DBAB	Buy	43,392,000	921,078		6/11/12	—	(125,514)
Swedish Krona	DBAB	Buy	41,300,000	4,531,649	EUR	6/11/12	88,274	—
Swedish Krona	MSCO	Buy	55,369,800	6,074,660	EUR	6/11/12	119,384	—
Euro	DBAB	Sell	6,935,000	9,949,645		6/13/12	955,042	—
Indian Rupee	HSBC	Buy	108,000,000	2,292,994		6/13/12	—	(313,495)
Swedish Krona	BZWS	Buy	24,372,000	2,664,986	EUR	6/13/12	63,754	—
Swedish Krona	MSCO	Buy	27,990,100	3,064,681	EUR	6/13/12	67,940	—
Euro	DBAB	Sell	1,448,000	2,068,989		6/14/12	190,922	—
Swedish Krona	MSCO	Buy	21,992,000	2,398,444	EUR	6/14/12	65,555	—
Japanese Yen	CITI	Sell	310,702,000	4,014,341		6/15/12	—	(37,715)
Indian Rupee	DBAB	Buy	108,614,000	2,300,657		6/18/12	—	(311,444)
Indian Rupee	DBAB	Buy	98,937,000	2,087,719		6/20/12	—	(276,296)
Indian Rupee	JPHQ	Buy	79,054,000	1,669,567		6/22/12	—	(222,626)
Indian Rupee	DBAB	Buy	119,627,000	2,538,773		6/25/12	—	(350,232)
Indian Rupee	HSBC	Buy	80,337,000	1,702,416		6/27/12	—	(233,128)
South Korean Won	DBAB	Buy	10,730,000,000	9,225,346		6/27/12	—	(52,446)
South Korean Won	DBAB	Buy	10,710,000,000	9,129,267		6/27/12	26,535	—
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,766,853		6/29/12	—	(134,922)
Swedish Krona	UBSW	Buy	302,991,000	32,586,637	EUR	6/29/12	1,467,682	—
Indian Rupee	DBAB	Buy	79,423,000	1,704,455		7/11/12	—	(254,307)
Indian Rupee	JPHQ	Buy	127,745,000	2,753,345		7/12/12	—	(421,185)
Indian Rupee	DBAB	Buy	40,128,000	861,351		7/12/12	—	(128,759)
Malaysian Ringgit	DBAB	Buy	18,006,622	5,897,043		7/12/12	—	(252,777)
Malaysian Ringgit	DBAB	Buy	13,610,000	4,466,835		7/13/12	—	(200,823)
Euro	DBAB	Sell	2,243,000	3,142,533		7/16/12	231,680	—
Euro	UBSW	Sell	8,965,000	12,558,620		7/16/12	924,294	—
Euro	MSCO	Sell	7,888,000	11,004,746		7/16/12	768,096	—
Euro	UBSW	Sell	8,965,000	12,571,171		7/18/12	936,401	—
Euro	DBAB	Sell	3,518,000	4,934,663		7/18/12	369,006	—
Euro	MSCO	Sell	1,791,000	2,507,400		7/18/12	183,042	—
Malaysian Ringgit	DBAB	Buy	2,637,000	865,896		7/18/12	—	(39,445)
Malaysian Ringgit	DBAB	Buy	11,455,000	2,669,790	EUR	7/18/12	125,214	—
Euro	BZWS	Sell	2,638,000	3,696,102		7/19/12	272,442	—
Indian Rupee	JPHQ	Buy	39,422,000	848,332		7/19/12	—	(129,230)
Euro	MSCO	Sell	12,182,000	16,976,226		7/20/12	1,165,834	—
Euro	DBAB	Sell	1,935,000	2,699,035		7/20/12	187,698	—
Malaysian Ringgit	DBAB	Buy	4,160,000	1,361,880		7/20/12	—	(58,180)
Malaysian Ringgit	DBAB	Buy	12,933,000	3,036,058	EUR	7/20/12	112,723	—
Euro	DBAB	Sell	1,759,000	2,467,437		7/23/12	184,391	—
Malaysian Ringgit	DBAB	Buy	5,058,000	1,667,216		7/25/12	—	(82,299)
Malaysian Ringgit	DBAB	Buy	16,628,000	3,885,501	EUR	7/25/12	167,089	—
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,763,964		7/27/12	—	(97,663)
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,875,268	EUR	7/27/12	179,907	—
Malaysian Ringgit	HSBC	Buy	3,005,000	1,009,745		7/31/12	—	(68,279)
Euro	BZWS	Sell	185,174	262,429		8/01/12	22,046	—
Euro	BZWS	Sell	97,724	139,325		8/02/12	12,463	—
Euro	DBAB	Sell	5,724,900	8,099,168		8/06/12	666,706	—
Euro	BZWS	Sell	2,762,518	3,924,433		8/06/12	337,941	—

TGB-26

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Malaysian Ringgit	JPHQ	Buy	1,100,000	365,509		8/06/12	$—	$(20,934)
Euro	CITI	Sell	1,210,637	1,699,674		8/08/12	127,881	—
Euro	DBAB	Sell	6,343,900	8,927,453		8/08/12	691,049	—
Malaysian Ringgit	HSBC	Buy	6,100,000	2,030,220		8/08/12	—	(119,492)
Euro	CITI	Sell	351,512	494,595		8/09/12	38,212	—
Euro	DBAB	Sell	4,845,000	6,861,651		8/09/12	571,177	—
South Korean Won	HSBC	Buy	21,363,430,000	19,660,804		8/09/12	—	(1,409,747)
Euro	DBAB	Sell	2,166,000	3,061,186		8/10/12	248,920	—
Euro	DBAB	Sell	4,115,000	5,828,152		8/13/12	485,061	—
Polish Zloty	DBAB	Buy	59,155,000	13,945,073	EUR	8/16/12	—	(1,278,338)
Euro	BZWS	Sell	19,627,000	28,201,112		8/20/12	2,713,177	—
Euro	FBCO	Sell	7,851,000	11,275,606		8/20/12	1,080,173	—
Euro	DBAB	Sell	7,851,000	11,258,098		8/20/12	1,062,665	—
Euro	MSCO	Sell	3,925,000	5,631,786		8/20/12	534,719	—
Japanese Yen	UBSW	Sell	758,781,000	9,947,313		8/20/12	33,913	—
Japanese Yen	JPHQ	Sell	377,047,000	4,932,265		8/20/12	6,183	—
Japanese Yen	DBAB	Sell	461,885,000	6,045,536		8/20/12	11,054	—
Japanese Yen	HSBC	Sell	1,621,372,000	21,274,729		8/20/12	91,663	—
Japanese Yen	BZWS	Sell	376,247,000	4,942,165		8/22/12	26,266	—
Japanese Yen	MSCO	Sell	300,000,000	3,940,421		8/22/12	20,736	—
Japanese Yen	DBAB	Sell	376,727,000	4,947,885		8/22/12	25,715	—
Euro	BZWS	Sell	1,002,141	1,441,079		8/23/12	139,608	—
Japanese Yen	FBCO	Sell	746,218,000	9,807,044		8/23/12	56,981	—
Japanese Yen	CITI	Sell	751,731,000	9,896,406		8/23/12	74,310	—
Japanese Yen	DBAB	Sell	371,821,000	4,902,929		8/23/12	44,727	—
Euro	BZWS	Sell	1,678,784	2,408,384		8/24/12	228,122	—
Indian Rupee	HSBC	Buy	143,891,000	3,048,648		8/24/12	—	(435,114)
Indian Rupee	DBAB	Buy	124,700,000	2,639,248		8/24/12	—	(374,286)
Japanese Yen	JPHQ	Sell	750,133,000	9,833,296		8/24/12	31,812	—
Euro	BZWS	Sell	8,738,369	12,570,326		8/27/12	1,221,027	—
Euro	HSBC	Sell	18,537,726	26,609,988		8/27/12	2,533,388	—
Japanese Yen	BZWS	Sell	1,085,075,000	14,227,693		8/27/12	48,586	—
Japanese Yen	DBAB	Sell	685,950,000	9,026,608		8/27/12	63,026	—
Japanese Yen	UBSW	Sell	937,086,000	12,324,808		8/27/12	79,533	—
Japanese Yen	JPHQ	Sell	751,903,000	9,886,956		8/27/12	61,540	—
Japanese Yen	HSBC	Sell	1,247,125,000	16,361,102		8/27/12	64,423	—
Malaysian Ringgit	JPHQ	Buy	8,340,000	2,788,645		8/27/12	—	(177,567)
Swedish Krona	UBSW	Buy	30,000,000	3,253,973	EUR	8/27/12	99,551	—
United States Dollar	CITI	Buy	7,760,297	5,387,112	EUR	8/27/12	763,573	—
United States Dollar	UBSW	Buy	16,993,151	11,812,119	EUR	8/27/12	1,651,697	—
United States Dollar	JPHQ	Buy	11,099,031	7,711,034	EUR	8/27/12	1,084,023	—
Euro	JPHQ	Sell	6,190,317	8,900,685		8/29/12	860,461	—
Euro	DBAB	Sell	1,011,997	1,448,775		8/29/12	134,354	—
Japanese Yen	BZWS	Sell	890,300,000	11,683,727		8/30/12	48,870	—
Euro	DBAB	Sell	46,315	66,985		8/31/12	6,827	—
Japanese Yen	JPHQ	Sell	372,662,000	4,883,848		8/31/12	13,593	—
Euro	DBAB	Sell	541,000	767,582		9/06/12	64,803	—
Indian Rupee	DBAB	Buy	88,183,000	1,858,088		9/06/12	—	(258,860)
Euro	BZWS	Sell	1,033,224	1,450,750		9/10/12	108,451	—
Euro	DBAB	Sell	1,191,000	1,665,983		9/10/12	118,712	—
Euro	BZWS	Sell	1,012,110	1,414,930		9/12/12	100,011	—
Euro	DBAB	Sell	541,000	740,256		9/13/12	37,383	—

TGB-27

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	2,890,070	3,953,110		9/14/12	$198,229	$—
Euro	UBSW	Sell	2,694,506	3,693,359		9/17/12	192,362	—
Japanese Yen	BZWS	Sell	285,057,504	3,677,924		9/18/12	—	(49,274)
Euro	BZWS	Sell	678,250	940,190		9/19/12	58,900	—
Euro	BZWS	Sell	1,647,381	2,241,295		9/24/12	100,551	—
Euro	DBAB	Sell	8,070,000	11,027,953		9/24/12	541,124	—
Philippine Peso	DBAB	Buy	165,158,000	3,711,833		9/24/12	10,951	—
Euro	DBAB	Sell	3,753,000	5,077,396		9/26/12	200,241	—
Malaysian Ringgit	HSBC	Buy	11,490,000	3,605,271		9/26/12	—	(10,765)
Malaysian Ringgit	DBAB	Buy	3,068,000	961,349		9/26/12	—	(1,562)
South Korean Won	HSBC	Buy	21,510,000,000	18,213,995		9/26/12	148,507	—
Indian Rupee	DBAB	Buy	25,000,000	485,692		9/27/12	—	(33,404)
Euro	HSBC	Sell	5,430,000	7,294,553		9/28/12	237,782	—
Euro	DBAB	Sell	14,880,000	20,050,113		9/28/12	712,220	—
Euro	MSCO	Sell	4,020,000	5,461,472		9/28/12	237,121	—
Euro	FBCO	Sell	12,170,000	16,453,565		9/28/12	637,560	—
Hungary Forint	DBAB	Buy	1,517,800,000	6,921,755		9/28/12	—	(856,503)
Japanese Yen	JPHQ	Sell	172,207,000	2,268,867		9/28/12	16,585	—
Philippine Peso	HSBC	Buy	49,600,000	1,134,648		9/28/12	—	(16,692)
Philippine Peso	HSBC	Buy	39,700,000	904,431		10/03/12	—	(9,671)
Swedish Krona	DBAB	Buy	340,320,000	49,645,514		10/03/12	—	(611,724)
Philippine Peso	DBAB	Buy	195,560,000	4,490,471		10/04/12	—	(82,988)
Philippine Peso	HSBC	Buy	156,866,000	3,558,585		10/04/12	—	(23,179)
Euro	UBSW	Sell	6,370,000	8,488,184		10/05/12	208,586	—
Philippine Peso	DBAB	Buy	233,811,000	5,368,794		10/05/12	—	(99,286)
Philippine Peso	HSBC	Buy	233,867,000	5,271,906		10/05/12	—	(1,135)
Euro	DBAB	Sell	12,680,000	16,748,632		10/09/12	266,041	—
Philippine Peso	DBAB	Buy	191,936,000	4,409,787		10/09/12	—	(84,253)
Philippine Peso	JPHQ	Buy	61,767,000	1,416,025		10/09/12	—	(24,023)
Philippine Peso	HSBC	Buy	230,704,000	5,304,638		10/11/12	—	(105,544)
Philippine Peso	DBAB	Buy	153,588,000	3,528,325		10/11/12	—	(67,101)
Philippine Peso	JPHQ	Buy	76,627,000	1,756,694		10/11/12	—	(29,845)
Malaysian Ringgit	DBAB	Buy	11,434,805	3,598,680		10/12/12	—	(22,236)
Philippine Peso	JPHQ	Buy	108,152,000	2,500,624		10/12/12	—	(63,366)
Philippine Peso	DBAB	Buy	45,732,000	1,047,698		10/12/12	—	(17,104)
Malaysian Ringgit	DBAB	Buy	4,934,783	1,552,893		10/15/12	—	(9,514)
Philippine Peso	JPHQ	Buy	194,374,000	4,458,552		10/15/12	—	(78,403)
Philippine Peso	HSBC	Buy	76,252,000	1,747,496		10/15/12	—	(29,184)
Euro	HSBC	Sell	12,569,000	17,260,839		10/17/12	919,799	—
Norwegian Krone	BZWS	Buy	61,773,000	7,840,706	EUR	10/18/12	38,348	—
Philippine Peso	HSBC	Buy	154,149,000	3,574,801		10/19/12	—	(101,282)
Philippine Peso	DBAB	Buy	41,880,000	959,011		10/19/12	—	(15,307)
Philippine Peso	DBAB	Buy	167,411,000	3,834,425		10/22/12	—	(62,208)
Philippine Peso	JPHQ	Buy	84,061,000	1,935,551		10/22/12	—	(41,432)
Chilean Peso	CITI	Buy	921,291,798	1,731,752		10/24/12	—	(5,680)
Euro	BZWS	Sell	649,907	893,037		10/24/12	47,965	—
Euro	BZWS	Sell	4,954,399	6,873,733		10/25/12	431,408	—
Euro	CITI	Sell	1,935,410	2,694,420		10/26/12	177,706	—
Chilean Peso	DBAB	Buy	398,486,000	763,749		10/29/12	—	(17,401)
Chilean Peso	BZWS	Buy	199,342,000	382,028		10/29/12	—	(8,668)
Indian Rupee	HSBC	Buy	213,392,000	4,137,549		10/29/12	—	(287,680)
Indian Rupee	DBAB	Buy	208,500,000	4,036,434		10/29/12	—	(274,824)

TGB-28

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Norwegian Krone	BZWS	Buy	61,766,000	7,904,530	EUR	10/29/12	$—	$(51,441)
Philippine Peso	JPHQ	Buy	82,631,000	1,919,821		10/29/12	—	(58,087)
Philippine Peso	MSCO	Buy	17,610,000	407,639		10/29/12	—	(10,873)
Euro	DBAB	Sell	3,319,244	4,679,503		10/31/12	362,867	—
Indian Rupee	DBAB	Buy	440,314,000	8,559,792		10/31/12	—	(617,334)
Indian Rupee	HSBC	Buy	317,880,000	6,178,426		10/31/12	—	(444,453)
Euro	DBAB	Sell	224,556	312,344		11/02/12	20,299	—
Euro	BZWS	Sell	1,581,109	2,179,717		11/05/12	123,289	—
Euro	BZWS	Sell	8,969,211	12,334,011		11/08/12	667,707	—
Japanese Yen	CITI	Sell	341,992,119	4,415,023		11/08/12	—	(63,356)
Norwegian Krone	UBSW	Buy	47,173,200	5,985,687	EUR	11/08/12	23,547	—
Japanese Yen	BZWS	Sell	335,950,000	4,355,069		11/13/12	—	(44,847)
Japanese Yen	BZWS	Sell	429,663,000	5,572,802		11/14/12	—	(54,636)
Japanese Yen	UBSW	Sell	340,600,700	4,423,099		11/14/12	—	(37,861)
Philippine Peso	DBAB	Buy	48,500,000	1,121,647		11/14/12	—	(29,126)
Euro	BZWS	Sell	10,778,730	14,705,960		11/15/12	683,949	—
Japanese Yen	DBAB	Sell	796,770,000	10,433,980		11/16/12	—	(2,202)
Euro	UBSW	Sell	4,794,427	6,515,147		11/19/12	277,571	—
Euro	BZWS	Sell	3,019,521	4,139,310		11/19/12	210,897	—
Euro	DBAB	Sell	933,877	1,266,617		11/19/12	51,638	—
Japanese Yen	JPHQ	Sell	397,873,000	5,207,421		11/19/12	—	(4,432)
Japanese Yen	UBSW	Sell	317,836,000	4,168,341		11/19/12	4,915	—
Japanese Yen	HSBC	Sell	207,909,000	2,723,818		11/19/12	357	—
Japanese Yen	BZWS	Sell	986,239,000	12,942,769		11/19/12	23,738	—
Euro	BZWS	Sell	10,515,154	14,269,064		11/21/12	588,219	—
Japanese Yen	BZWS	Sell	1,107,834,000	14,557,608		11/21/12	44,900	—
Euro	BZWS	Sell	4,730,771	6,421,075		11/23/12	265,801	—
Euro	DBAB	Sell	5,440,000	7,321,696		12/03/12	242,150	—
Euro	HSBC	Sell	2,155,292	2,897,574		12/07/12	92,470	—
Euro	UBSW	Sell	1,343,551	1,798,948		12/10/12	50,210	—
Euro	BZWS	Sell	5,095,000	6,861,437		12/12/12	229,617	—
Malaysian Ringgit	JPHQ	Buy	13,361,013	4,138,330		12/17/12	36,739	—
Japanese Yen	JPHQ	Sell	285,510,329	3,694,970		12/27/12	—	(49,273)

Unrealized appreciation (depreciation)							58,119,290	(44,123,134)

Net unrealized appreciation (depreciation)							$13,996,156

*In U.S. dollars unless otherwise indicated.

At December 31, 2011, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Counterparty	Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Notional Amount*	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
JPHQ	Receive	3.558%	3-month USD BBA LIBOR	3,240,000	3/4/21	$—	$(479,748)
DBAB	Receive	3.523%	3-month USD BBA LIBOR	14,630,000	3/28/21	—	(2,100,146)
CITI	Receive	4.347%	3-month USD BBA LIBOR	7,460,000	2/25/41	—	(2,802,849)
JPHQ	Receive	4.349%	3-month USD BBA LIBOR	7,460,000	2/25/41	—	(2,888,155)
JPHQ	Receive	4.320%	3-month USD BBA LIBOR	5,600,000	2/28/41	—	(2,079,888)
JPHQ	Receive	4.299%	3-month USD BBA LIBOR	1,870,000	3/1/41	—	(682,813)

Net unrealized appreciation (depreciation)						$—	$(11,033,599)

*In U.S. Dollars unless otherwise indicated.

The accompanying notes are an integral part of these financial statements.

TGB-29

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Templeton Global Bond Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,027,951,066
Cost - Repurchase agreements	186,697,298

Total cost of investments	$2,214,648,364

Value - Unaffiliated issuers	$2,065,411,739
Value - Repurchase agreements	186,697,298

Total value of investments	2,252,109,037
Restricted cash (Note 1e)	6,920,000
Foreign currency, at value (cost $124,578,395)	124,679,223
Receivables:
Investment securities sold	121,134
Capital shares sold	9,296,517
Interest	29,257,286
Due from brokers	12,205,000
Unrealized appreciation on forward exchange contracts	58,119,290
Other assets	55

Total assets	2,492,707,542

Liabilities:
Payables:
Capital shares redeemed	1,815,032
Affiliates	1,854,413
Funds advanced by custodian	82,618
Due to brokers	6,920,000
Unrealized depreciation on forward exchange contracts	44,123,134
Unrealized depreciation on swap contracts	11,033,599
Deferred tax	5,397,098
Accrued expenses and other liabilities	1,344,089

Total liabilities	72,569,983

Net assets, at value	$2,420,137,559

Net assets consist of:
Paid-in capital	$2,263,842,907
Undistributed net investment income	117,957,425
Net unrealized appreciation (depreciation)	34,069,657
Accumulated net realized gain (loss)	4,267,570

Net assets, at value	$2,420,137,559

The accompanying notes are an integral part of these financial statements.

TGB-30

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2011

Templeton Global Bond Securities Fund
Class 1:
Net assets, at value	$269,818,678

Shares outstanding	14,495,798

Net asset value and maximum offering price per share	$18.61

Class 2:
Net assets, at value	$1,812,813,528

Shares outstanding	99,856,649

Net asset value and maximum offering price per share	$18.15

Class 3:
Net assets, at value	$185,810,513

Shares outstanding	10,236,976

Net asset value and maximum offering price per share[a]	$18.15

Class 4:
Net assets, at value	$151,694,840

Shares outstanding	8,224,200

Net asset value and maximum offering price per share	$18.44

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGB-31

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Templeton Global Bond Securities Fund
Investment income:
Interest (net of foreign taxes of $4,220,818)	$115,048,301

Expenses:
Management fees (Note 3a)	10,704,656
Distribution fees: (Note 3c)
Class 2	4,232,572
Class 3	481,772
Class 4	557,170
Unaffiliated transfer agent fees	4,571
Custodian fees (Note 4)	1,534,910
Reports to shareholders	526,303
Professional fees	75,763
Trustees’ fees and expenses	8,325
Other	47,441

Total expenses	18,173,483
Expense reductions (Note 4)	(19)

Net expenses	18,173,464

Net investment income	96,874,837

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	53,540,262
Foreign currency transactions	(227,615)
Futures contracts	3,393
Swap contracts	(711,473)

Net realized gain (loss)	52,604,567

Net change in unrealized appreciation (depreciation) on:
Investments	(165,488,912)
Translation of other assets and liabilities denominated in foreign currencies	(9,182,902)
Change in deferred taxes on unrealized appreciation	(5,397,098)

Net change in unrealized appreciation (depreciation)	(180,068,912)

Net realized and unrealized gain (loss)	(127,464,345)

Net increase (decrease) in net assets resulting from operations	$(30,589,508)

The accompanying notes are an integral part of these financial statements.

TGB-32

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Bond Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income	$96,874,837	$93,415,601
Net realized gain (loss) from investments, foreign currency transactions, futures contracts and swap contracts	52,604,567	26,725,973
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(180,068,912)	123,023,722

Net increase (decrease) in net assets resulting from operations	(30,589,508)	243,165,296

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(15,683,467)	(3,860,853)
Class 2	(93,946,669)	(17,334,382)
Class 3	(10,753,201)	(2,167,994)
Class 4	(8,615,701)	(1,885,595)
Net realized gains:
Class 1	(1,762,080)	(610,541)
Class 2	(10,925,216)	(3,135,836)
Class 3	(1,252,885)	(394,847)
Class 4	(1,020,280)	(338,834)

Total distributions to shareholders	(143,959,499)	(29,728,882)

Capital share transactions: (Note 2)
Class 1	17,171,380	48,911,860
Class 2	451,366,379	75,615,219
Class 3	16,706,473	21,722,929
Class 4	12,126,720	26,968,281

Total capital share transactions	497,370,952	173,218,289

Redemption fees	18,113	23,708

Net increase (decrease) in net assets	322,840,058	386,678,411
Net assets:
Beginning of year	2,097,297,501	1,710,619,090

End of year	$2,420,137,559	$2,097,297,501

Undistributed net investment income included in net assets:
End of year	$117,957,425	$102,069,075

The accompanying notes are an integral part of these financial statements.

TGB-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Global Bond Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements

TGB-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 30, 2011.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

TGB-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

The Fund entered into futures contracts primarily to manage interest rate and/or foreign exchange rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At December 31, 2011, the Fund holds $10,141,489 in U.S. treasury bills, bonds, and notes and Government National Mortgage Association bonds as collateral for derivatives.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2011, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

TGB-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGB-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,403,657	$47,343,365	4,522,323	$85,300,049
Shares issued in reinvestment of distributions	889,172	17,445,546	243,806	4,471,394
Shares redeemed	(2,450,491)	(47,617,531)	(2,152,653)	(40,859,583)

Net increase (decrease)	842,338	$17,171,380	2,613,476	$48,911,860

Class 2 Shares:
Shares sold	29,318,184	$564,580,203	23,116,184	$432,400,311
Shares issued in reinvestment of distributions	5,473,480	104,871,884	1,140,402	20,470,218
Shares redeemed	(11,438,342)	(218,085,708)	(20,598,509)	(377,255,310)

Net increase (decrease)	23,353,322	$451,366,379	3,658,077	$75,615,219

Class 3 Shares:
Shares sold	1,851,973	$36,090,442	2,390,123	$44,722,862
Shares issued in reinvestment of distributions	626,622	12,006,087	142,856	2,562,841
Shares redeemed	(1,654,785)	(31,390,056)	(1,387,144)	(25,562,774)

Net increase (decrease)	823,810	$16,706,473	1,145,835	$21,722,929

Class 4 Shares:
Shares sold	1,191,215	$23,562,082	1,871,353	$34,938,015
Shares issued on reinvestment of distributions	494,660	9,635,982	122,020	2,224,429
Shares redeemed	(1,090,109)	(21,071,344)	(549,061)	(10,194,163)

Net increase (decrease)	595,766	$12,126,720	1,444,312	$26,968,281

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion

TGB-38

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees (continued)

Annualized Fee Rate	Net Assets
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from:
Ordinary Income	$130,777,554	$25,248,824
Long term capital gain	13,181,945	4,480,058

	$143,959,499	$29,728,882

TGB-39

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

5. INCOME TAXES (continued)

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,228,846,787

Unrealized appreciation	$149,299,655
Unrealized depreciation	(126,037,405)

Net unrealized appreciation (depreciation)	$23,262,250

Undistributed ordinary income	$173,648,253
Undistributed long term capital gains	4,334,661

Distributable earnings	$177,982,914

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, tax straddles, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2011, aggregated $893,596,104 and $637,958,693, respectively.

7. CREDIT RISK

At December 31, 2011, the Fund had 16.71% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER DERIVATIVE INFORMATION

At December 31, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Unrealized appreciation on swap contracts	$—	Unrealized depreciation on swap contracts	$11,033,599
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	58,119,290	Unrealized depreciation on forward exchange contracts	44,123,134

TGB-40

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

For the period ended December 31, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year Ended December 31, 2011	Change in Unrealized Appreciation (Depreciation) for the Year Ended December 31, 2011
Interest rate contracts	Net realized gain (loss) from futures/swap contracts/Net change in unrealized appreciation (depreciation) on investments	$(708,080)	$(11,036,651)
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	(2,279,806)	(7,512,599)

For the year ended December 31, 2011, the average month end market value of derivatives represented 3.40% of average month end net assets. The average month end number of open derivative contracts for the year was 412.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

TGB-41

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$1,845,190,090	$—	$1,845,190,090
Municipal Bonds	—	25,375,581	—	25,375,581
Short Term Investments	—	381,543,366	—	381,543,366

Total Investments in Securities	$—	$2,252,109,037	$—	$2,252,109,037

Forward Exchange Contracts	—	58,119,290	—	58,119,290
Liabilities:
Swaps	—	11,033,599	—	11,033,599
Forward Exchange Contracts	—	44,123,134	—	44,123,134

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

TGB-42

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BZWS - Barclays Bank PLC	AUD - Australian Dollar	BHAC - Berkshire Hathaway Assurance Corp.
CITI - Citigroup, Inc.	BRL - Brazilian Real	FRN - Floating Rate Note
DBAB - Deutsche Bank AG	EGP - Egyptian Pound	GO - General Obligation
FBCO - Credit Suisse Group AG	EUR - Euro
HSBC - HSBC Bank USA, N.A.	GBP - British Pound
JPHQ - JP Morgan Chase & Co.	HUF - Hungarian Forint
MSCO - Morgan Stanley	IDR - Indonesian Rupiah
UBSW - UBS AG	ILS - New Israeli Shekel
JPY - Japanese Yen
KRW - South Korean Won
LKR - Sri Lankan Rupee
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
PEN - Peruvian Nuevo Sol
PHP - Philippine Peso
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar

TGB-43

Franklin Templeton Variable Insurance Products Trust

Templeton Global Bond Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

TGB-44

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Global Bond Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $13,181,945 as a long term capital gain dividend for the fiscal year ended December 31, 2011.

At December 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2012 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGB-45

TEMPLETON GROWTH SECURITIES FUND

This annual report for Templeton Growth Securities Fund covers the fiscal year ended December 31, 2011.

Performance Summary as of 12/31/11

Average annual total return of Class 4 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/11

	1-Year	5-Year	10-Year
Average Annual Total Return	-7.14%	-5.05%	+2.62%

*For the period beginning 2/29/08, Class 4 performance reflects a 12b-1 fee expense of 0.35% per year, which affects future performance. Class 4 performance prior to 2/29/08 reflects historical Class 1 performance, which does not have a 12b-1 fee expense. Since 2/29/08 (effective date), the average annual total return of Class 4 shares was -4.50%.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/02–12/31/11)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the MSCI World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2012 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 4

Performance reflects the Fund’s Class 4 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the -5.02% total return of the MSCI World Index for the period under review.1

Economic and Market Overview

Global stocks declined in 2011 as deepening sovereign debt, political paralysis and economic growth concerns led to escalating investor anxiety and severe market volatility. Stocks entered the year supported by positive momentum in corporate earnings and renewed economic stimulus measures in the developed world. However, a number of events interrupted the market’s rise early in 2011, including a severe natural disaster and nuclear crisis in Japan and populist uprisings across the oil-and-gas-producing regions of the Middle East and North Africa. Global markets recovered quickly from these setbacks but soon faced more significant turmoil as Europe’s sovereign debt crisis worsened in the summer. Portugal, Greece and Ireland received bailouts and had their credit ratings slashed to junk grade, while rising bond yields in the larger economies of Italy and Spain, and eventually in the critical core economies of Germany and France, threatened the survival of the European Monetary Union. The U.S.’s sovereign debt issues and political dysfunction, accompanied by the downgrade of its AAA credit rating to AA+, further pressured investor sentiment during the summer months. Additionally, the precarious state of the global banking system as well as emerging signs of a renewed global economic slowdown and possible hard landing in China weighed on the markets.

Despite these global challenges, corporate profits remained remarkably resilient, some signs of U.S. economic improvement emerged toward year-end, and European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. Greek and Italian prime ministers were replaced with technocrats tasked with arresting a debt spiral, the European Central Bank cut short-term interest rates and expanded bank lending facilities, and six key global central banks agreed

1. Source: © 2012 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Foreign investing, especially in emerging or developing markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund may have significant investments in one or more countries or in particular sectors, such as financial services, from time to time and may be at greater risk of adverse developments in a country or sector than a fund that invests more broadly. Because the Fund may invest in bonds and other debt obligations, its share price and yield may be affected by interest rate movements. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

to lower dollar funding costs for Europe’s distressed commercial banks. Meanwhile, the Federal Reserve Board increased purchases of long-dated bonds to reduce key borrowing costs and hinted at “additional policy accommodation.” Chinese policymakers lowered commercial bank reserve requirements and the International Monetary Fund revamped its credit line and eased its lending terms. Commodities initially rallied due to the coordinated monetary stimulus, but most ultimately declined as global economic prospects weakened. Gold and oil, however, made annual gains. In currency markets, the euro declined with escalating weakness at year-end, while the dollar ultimately rose after a late surge. Amid general global market declines, perceived safe-haven currencies such as the Japanese yen and Swiss franc rallied strongly, and U.S. Treasuries posted their best one-year return since 2008.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

Global stocks, as measured by the MSCI World Index, declined in 2011 amid sensitivity to the changing global economic outlook. In our opinion, investors overlooked business fundamental prospects during the period as they focused on short-term economic or political developments. Although equity markets began 2011 with positive momentum after stocks staged a strong rally in the last six months of 2010, growing concerns about economic growth rates and sovereign debt led to heightened volatility. Traditionally defensive sectors and regions ultimately led market returns in 2011.

For the Fund, allocations and stock selection among defensive and cyclical sectors delivered some of the best returns. Among defensive sectors, health care holdings outperformed the MSCI World Index in absolute terms.2 Our health care positions also aided relative returns, benefiting from an overweighted Fund allocation as well as stock-specific

2. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

strength. Two major pharmaceuticals manufacturers, the U.S.’s Pfizer and the U.K.’s GlaxoSmithKline, along with U.S. biotechnology firm Amgen, represented top sector contributors. Although we believe the global health care sector’s strength was partly attributable to the market’s defensive rotation, we believe pharmaceuticals industry valuations at roughly half their long-term average present the opportunity for future outperformance given the industry’s strong fundamentals and long-term earnings potential we believe has been overlooked.

Among cyclical sectors, the Fund’s materials holdings helped relative results, benefiting from our underweighted exposure during a period of commodity price weakness and from stock selection within the sector.3 Our underweighting of what we viewed as expensive metals and mining stocks and our selective participation in the undervalued construction materials industry notably contributed to performance. With overall metals prices barely off their 100-year highs in 2011, we found what we considered to be more attractive value opportunities elsewhere. Energy stocks, for example, seemed to offer compelling cyclically leveraged opportunities given valuations that we believed understated future earnings potential for select firms capable of extracting increasingly valuable carbon reserves.4 The Fund’s energy holdings were key contributors in 2011, led by European oil companies from outside the eurozone, including the U.K.’s Royal Dutch Shell and Norway’s Statoil. Shell is consolidating its operational and financial turnaround with production volume growth above consensus expectations and consistent earnings, and we remained favorable toward the stock at recent, low valuations.

The relative contribution of the Fund’s consumer discretionary positions demonstrated, in our opinion, how value-oriented stock selection can add value.5 Strong corporate fundamentals helped the Fund’s holdings in the diverse consumer discretionary sector, led by South Korean auto manufacturer Hyundai Motor6 and U.S.-based media conglomerate News Corp., which ultimately posted strong annual gains despite considerable controversy and volatility in 2011.

Industrials represent another sector where we believe investors overlooked certain company management’s prudent capital allocation

3. The materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products in the SOI.

4. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

5. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; Internet and catalog retail; media; multiline retail; and specialty retail in the SOI.

6. This holding is not an index component and was sold during the period.

Top 10 Holdings

Templeton Growth Securities Fund

12/31/11

Company Sector/Industry, Country	% of Total Net Assets
Amgen Inc.	2.5%
Biotechnology, U.S.
Pfizer Inc.	2.4%
Pharmaceuticals, U.S.
Microsoft Corp.	2.3%
Software, U.S.
Samsung Electronics Co. Ltd.	2.3%
Semiconductors & Semiconductor Equipment, South Korea
Sanofi	2.2%
Pharmaceuticals, France
GlaxoSmithKline PLC	2.2%
Pharmaceuticals, U.K.
Royal Dutch Shell PLC	2.1%
Oil, Gas & Consumable Fuels, U.K.
Vodafone Group PLC	2.0%
Wireless Telecommunication Services, U.K.
Singapore Telecommunications Ltd.	2.0%
Diversified Telecommunication Services, Singapore
Comcast Corp.	1.8%
Media, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

strategies within an attractive global opportunity set.7 The Fund’s industrials stock selection detracted from performance as we believe investors treated industrial concerns as economic proxies, indiscriminately selling as global growth prospects dimmed. Early cyclical professional services firms such as Switzerland’s Adecco and the Netherlands’ Randstad Holding were easy targets for increasingly pessimistic investors, as were cyclical airline stocks such as International Consolidated Airlines Group, the parent of British Airways and Spain’s Iberia. Share price declines even affected Fund holdings we believed would be more resilient amid cyclicality, such as global industrial conglomerates including Germany’s Siemens and the Netherlands’ Koninklijke Philips Electronics. We remained favorable toward these stocks given their low valuations and leading market positions across a diverse range of product lines and geographies.

Among cyclical sectors, our financials stock selection was another significant detractor, with weakness from European financial concerns such as Italy’s Unicredit and France’s Credit Agricole.8 While we remained cautiously underweighted given the sector’s lack of political and regulatory visibility, we believe contrarian investors can find selective financials opportunities in this environment. Europe’s average bank price-to-book multiple stood at 0.6 times at year-end compared to an average of 1.5 times over the last decade.9 This valuation seems overly negative, even acknowledging that the higher capital requirements mandated under accelerated Basel III regulatory provisions may restrain future industry returns. U.S. banks traded at undemanding valuations despite having repaid nearly all federal bailout funds and having what we believe to be dramatically improved capital ratios, credit losses, liquidity, loan-to-value ratios and earnings. Although Asian bank valuations traded at somewhat higher valuations, many Asian bank stocks looked reasonable to us given the region’s higher returns on equity, stronger balance sheets and secular earnings drivers. In our assessment, select opportunities also emerged for investment banks, asset managers and insurers whose valuations we believe overstated the long-term risks of systemic volatility and muted economic growth.

7. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, professional services, road and rail, and trading companies and distributors in the SOI.

8. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, and real estate management and development in the SOI.

9. Source: MSCI, Inc.

We found less long-term potential in the consumer staples sector, where a 30% premium valuation to the broader market seemed unjustified given the potential margin impact of growing competitive pressures and volatile input prices.9,10 Our resulting underweighting detracted from relative performance during the year because in our view, risk-averse investors flocked to staples stocks for their perceived defensive characteristics. We found compelling opportunities in telecommunication services, where robust dividend yields and diverse global growth opportunities were available at what we believed were low valuations.11 Although the Fund’s overweighted position contributed to performance, Fund holding U.S. wireless carrier Sprint Nextel declined mainly due to growing liquidity concerns. We believed Sprint’s cash flow issues were largely a function of better-than-expected growth, and though increased capital expenditures may constrain the firm’s liquidity in the near-term, we believe they represent a critical investment in the firm’s long-term competitive prospects.

From a regional perspective, stock selection in Asia benefited relative performance. Although a steady stream of negative news flowed out of developed Europe, global emerging markets represented the worst-performing group in 2011 as investor capital retreated to traditionally safe-haven markets. This trend supported bellwether U.S. stocks, although the Fund’s underweighting in North America offset much of the stock selection benefit. Value-added stock selection in Europe did not offset our detractive overweighting in the troubled region during the year, and European stocks ultimately lagged.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2011, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure.

10. The consumer staples sector comprises food and staples retailing and food products in the SOI.

11. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

At year-end, we believe increasing fiscal consolidation and regulation in the developed world and a potential slowdown in emerging markets following the withdrawal of immense stimulus may increase the likelihood of a period of below trend economic growth. The importance of strong business fundamentals may again rise to the forefront, benefiting a value philosophy that has been challenging in macro-driven markets but performed well over longer term horizons. Volatility can continue to create compelling equity opportunities for disciplined, long-term value investors. We believe investors should also focus on total return as company managers seek to enhance shareholder value in an uncertain environment, keeping in mind that dividend income has accounted for 71% of total returns for the MSCI World Index since 1970.9 International equities looked attractive to us with an average earnings yield of over 8% and dividend yield of 3.5%, compared to 10-year Treasuries, German bunds and Japanese government bonds, which were each yielding at or below 2.0% at year-end.12 We remember the words of Sir John Templeton, who advised, “Whenever you can buy a large amount of future earnings power for a low price, you have made a good investment.”

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

12. Sources: Bloomberg LP (U.S. Treasury and Japanese government bonds); Deutsche Bundesbank (German bunds).

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Growth Securities Fund – Class 4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 4	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Fund-Level Expenses Incurred During Period* 7/1/11–12/31/11
Actual	$1,000	$855.60	$5.29
Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.75

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 4 shares (1.13%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Year Ended December 31,
Class 1	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.19	$10.56	$8.34	$15.68	$16.16

Income from investment operations[a]:
Net investment income[b]	0.25	0.17	0.17	0.29	0.27
Net realized and unrealized gains (losses)	(0.99)	0.62	2.36	(6.50)	0.19

Total from investment operations	(0.74)	0.79	2.53	(6.21)	0.46

Less distributions from:
Net investment income	(0.18)	(0.16)	(0.31)	(0.26)	(0.25)
Net realized gains	—	—	—	(0.87)	(0.69)

Total distributions	(0.18)	(0.16)	(0.31)	(1.13)	(0.94)

Net asset value, end of year	$10.27	$11.19	$10.56	$8.34	$15.68

Total return[c]	(6.80)%	7.74%	31.33%	(42.13)%	2.55%
Ratios to average net assets
Expenses before expense reduction	0.78%	0.77%	0.79%	0.78%	0.77%
Expenses net of expense reduction	0.78% [d]	0.77% [d]	0.79% [d]	0.78% [d]	0.76%
Net investment income	2.22%	1.71%	2.00%	2.64%	1.64%

Supplemental data
Net assets, end of year (000’s)	$1,200,682	$1,348,622	$824,575	$371,700	$406,538
Portfolio turnover rate	42.13% [e]	9.61%	14.95%	18.37%	20.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 2	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.01	$10.40	$8.20	$15.44	$15.93

Income from investment operations[a]:
Net investment income[b]	0.21	0.15	0.16	0.29	0.22
Net realized and unrealized gains (losses)	(0.96)	0.60	2.32	(6.44)	0.20

Total from investment operations	(0.75)	0.75	2.48	(6.15)	0.42

Less distributions from:
Net investment income	(0.15)	(0.14)	(0.28)	(0.22)	(0.22)
Net realized gains	—	—	—	(0.87)	(0.69)

Total distributions	(0.15)	(0.14)	(0.28)	(1.09)	(0.91)

Net asset value, end of year	$10.11	$11.01	$10.40	$8.20	$15.44

Total return[c]	(6.97)%	7.39%	31.10%	(42.32)%	2.35%
Ratios to average net assets
Expenses before expense reduction	1.03%	1.02%	1.04%	1.03%	1.02%
Expenses net of expense reduction	1.03% [d]	1.02% [d]	1.04% [d]	1.03% [d]	1.01%
Net investment income	1.97%	1.46%	1.75%	2.39%	1.39%

Supplemental data
Net assets, end of year (000’s)	$1,254,193	$1,626,885	$1,718,894	$1,513,557	$3,182,203
Portfolio turnover rate	42.13% [e]	9.61%	14.95%	18.37%	20.45%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 4	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.11	$10.50	$8.31	$14.08

Income from investment operations[b]:
Net investment income[c]	0.20	0.14	0.14	0.09
Net realized and unrealized gains (losses)	(0.98)	0.61	2.36	(4.73)

Total from investment operations	(0.78)	0.75	2.50	(4.64)

Less distributions from:
Net investment income[e]	(0.14)	(0.14)	(0.31)	(0.26)
Net realized gains	—	—	—	(0.87)

Total distributions	(0.14)	(0.14)	(0.31)	(1.13)

Net asset value, end of year	$10.19	$11.11	$10.50	$8.31

Total return[d]	(7.14)%	7.31%	30.98%	(35.79)%
Ratios to average net assets[e]
Expenses[f]	1.13%	1.12%	1.14%	1.13%
Net investment income	1.87%	1.36%	1.65%	2.29%

Supplemental data
Net assets, end of year (000’s)	$56,170	$60,569	$56,218	$24,877
Portfolio turnover rate	42.13% [g]	9.61%	14.95%	18.37%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks 94.7%
Aerospace & Defense 0.4%
BAE Systems PLC	United Kingdom	2,385,309	$10,551,787

Air Freight & Logistics 2.1%
Deutsche Post AG	Germany	798,754	12,343,898
FedEx Corp.	United States	197,560	16,498,236
United Parcel Service Inc., B	United States	339,990	24,883,868

			53,726,002

Airlines 2.0%
Deutsche Lufthansa AG	Germany	2,101,944	24,892,997
[a]International Consolidated Airlines Group SA	United Kingdom	11,509,160	26,403,741

			51,296,738

Auto Components 0.6%
Compagnie Generale des Etablissements Michelin, B	France	259,222	15,324,467

Automobiles 2.3%
[a]Mazda Motor Corp.	Japan	8,460,370	14,949,786
Nissan Motor Co. Ltd.	Japan	1,718,430	15,450,576
Toyota Motor Corp.	Japan	785,840	26,189,562

			56,589,924

Biotechnology 2.5%
Amgen Inc.	United States	963,620	61,874,040

Capital Markets 2.8%
Credit Suisse Group AG	Switzerland	817,506	19,227,748
Morgan Stanley	United States	1,414,280	21,398,057
Nomura Holdings Inc.	Japan	3,221,100	9,751,397
[a]UBS AG	Switzerland	1,632,469	19,450,102

			69,827,304

Chemicals 1.0%
Akzo Nobel NV	Netherlands	496,137	23,990,729

Commercial Banks 5.3%
BNP Paribas SA	France	315,040	12,375,403
Credit Agricole SA	France	2,566,880	14,485,284
[a]Danske Bank AS	Denmark	152,716	1,939,897
DBS Group Holdings Ltd.	Singapore	1,338,690	11,889,375
HSBC Holdings PLC	United Kingdom	2,748,024	20,875,726
ICICI Bank Ltd., ADR	India	416,350	11,004,130
Intesa Sanpaolo SpA	Italy	16,216,401	27,159,621
KB Financial Group Inc.	South Korea	594,254	18,608,083
UniCredit SpA	Italy	1,813,084	15,065,648

			133,403,167

Commercial Services & Supplies 0.2%
[a]Rentokil Initial PLC	United Kingdom	5,180,715	5,055,493

Communications Equipment 3.1%
[a]Brocade Communications Systems Inc.	United States	2,621,030	13,603,146
Cisco Systems Inc.	United States	2,119,990	38,329,419
Telefonaktiebolaget LM Ericsson, B	Sweden	2,458,661	25,155,649

			77,088,214

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Computers & Peripherals 1.5%
[a]Dell Inc.	United States	779,240	$11,400,281
Seagate Technology	United States	1,626,148	26,668,827

			38,069,108

Construction & Engineering 0.1%
Carillion PLC	United Kingdom	727,680	3,409,456

Construction Materials 1.5%
CRH PLC	Ireland	1,833,961	36,459,967

Consumer Finance 0.8%
American Express Co.	United States	435,650	20,549,611

Diversified Financial Services 2.7%
Bank of America Corp.	United States	1,119,120	6,222,307
Citigroup Inc.	United States	771,230	20,291,061
[a]ING Groep NV	Netherlands	3,990,689	28,718,227
JPMorgan Chase & Co.	United States	358,850	11,931,763

			67,163,358

Diversified Telecommunication Services 5.3%
France Telecom SA	France	1,949,580	30,620,748
Singapore Telecommunications Ltd.	Singapore	20,628,160	49,141,172
Telefonica SA	Spain	1,292,628	22,393,753
Telekom Austria AG	Austria	512,129	6,123,395
Vivendi SA	France	1,137,882	24,919,111

			133,198,179

Electrical Equipment 1.0%
Alstom SA	France	847,234	25,692,752

Electronic Equipment, Instruments & Components 1.0%
[a]Flextronics International Ltd.	Singapore	1,972,800	11,166,048
TE Connectivity Ltd.	United States	415,598	12,804,574

			23,970,622

Energy Equipment & Services 2.5%
Baker Hughes Inc.	United States	429,070	20,869,965
Halliburton Co.	United States	314,450	10,851,670
Noble Corp.	United States	640,470	19,355,003
SBM Offshore NV	Netherlands	544,135	11,212,041

			62,288,679

Food & Staples Retailing 2.4%
CVS Caremark Corp.	United States	716,870	29,233,958
Tesco PLC	United Kingdom	4,978,078	31,201,357

			60,435,315

Health Care Equipment & Supplies 1.1%
Medtronic Inc.	United States	714,240	27,319,680

Industrial Conglomerates 3.3%
Citic Pacific Ltd.	China	7,000	12,618
General Electric Co.	United States	1,336,230	23,931,880
Koninklijke Philips Electronics NV	Netherlands	1,428,011	30,089,911
Siemens AG	Germany	289,596	27,674,763

			81,709,172

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Insurance 5.2%
AIA Group Ltd.	Hong Kong	3,332,200	$10,404,276
Aviva PLC	United Kingdom	5,708,745	26,645,658
AXA SA	France	1,770,080	23,013,241
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	191,967	23,503,099
RenaissanceRe Holdings Ltd.	United States	274,670	20,427,208
[a]Swiss Re Ltd.	Switzerland	541,112	27,604,872

			131,598,354

Life Sciences Tools & Services 0.5%
Lonza Group AG	Switzerland	191,947	11,352,969

Machinery 0.4%
[a]Navistar International Corp.	United States	258,030	9,774,176

Media 6.1%
Comcast Corp., Special A	United States	1,952,832	46,008,722
News Corp., A	United States	1,880,832	33,554,043
Time Warner Cable Inc.	United States	348,940	22,182,116
Time Warner Inc.	United States	604,180	21,835,065
Viacom Inc., B	United States	235,808	10,708,041
The Walt Disney Co.	United States	528,110	19,804,125

			154,092,112

Multiline Retail 0.6%
Target Corp.	United States	304,580	15,600,588

Oil, Gas & Consumable Fuels 10.0%
BP PLC	United Kingdom	6,212,477	44,402,310
Chevron Corp.	United States	280,000	29,792,000
Eni SpA	Italy	1,115,195	23,108,784
Gazprom, ADR	Russia	2,053,300	21,931,297
Royal Dutch Shell PLC, B	United Kingdom	1,361,951	51,907,861
Statoil ASA	Norway	756,852	19,425,444
Talisman Energy Inc.	Canada	1,092,260	13,911,137
[b]Total SA, B	France	888,216	45,409,910

			249,888,743

Pharmaceuticals 10.8%
GlaxoSmithKline PLC	United Kingdom	2,369,672	54,152,193
Merck & Co. Inc.	United States	1,102,571	41,566,927
Merck KGaA	Germany	186,167	18,579,390
Pfizer Inc.	United States	2,770,073	59,944,380
Roche Holding AG	Switzerland	248,138	42,098,971
Sanofi	France	757,937	55,671,629

			272,013,490

Professional Services 1.3%
Adecco SA	Switzerland	140,580	5,895,266
Hays PLC	United Kingdom	3,623	3,620
Randstad Holding NV	Netherlands	909,891	26,921,580

			32,820,466

Real Estate Management & Development 0.4%
Cheung Kong (Holdings) Ltd.	Hong Kong	933,303	11,121,622

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 3.2%
Samsung Electronics Co. Ltd.	South Korea	62,450	$56,995,557
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	9,628,585	24,099,282

			81,094,839

Software 5.3%
Microsoft Corp.	United States	2,230,739	57,909,984
Nintendo Co. Ltd.	Japan	157,640	21,710,960
Oracle Corp.	United States	790,290	20,270,938
SAP AG	Germany	637,693	33,773,979

			133,665,861

Specialty Retail 0.8%
Kingfisher PLC	United Kingdom	5,183,728	20,181,398

Trading Companies & Distributors 0.7%
Itochu Corp.	Japan	1,707,480	17,348,787

Wireless Telecommunication Services 3.9%
China Mobile Ltd.	China	811,850	7,933,898
[a]Sprint Nextel Corp.	United States	8,776,630	20,537,314
[a]Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,655,120	19,464,211
Vodafone Group PLC	United Kingdom	18,096,428	50,299,759

			98,235,182

Total Common Stocks (Cost $2,625,810,541)			2,377,782,351

Preferred Stocks 0.7%
Metals & Mining 0.5%
Vale SA, ADR, pfd., A	Brazil	592,750	12,210,650

Oil, Gas & Consumable Fuels 0.2%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	274,380	6,445,186

Total Preferred Stocks (Cost $18,810,970)			18,655,836

Non-Registered Mutual Funds (Cost $11,935,000) 0.5%
Diversified Financial Services 0.5%
[a,c,d,e]Templeton China Opportunities Fund, Ltd., Reg D	China	1,194,518	12,184,081

Total Investments before Short Term Investments (Cost $2,656,556,511)			2,408,622,268

		Principal Amount
Short Term Investments 4.0%
Time Deposits (Cost $101,000,000) 4.0%
Royal Bank of Canada, 0.01%, 1/03/12	United States	$101,000,000	101,000,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2011 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Short Term Investments (continued)
[f]Investments from Cash Collateral Received for Loaned Securities (Cost $13,526) 0.0%†
Money Market Funds 0.0%†
[g]BNY Mellon Overnight Government Fund, 0.039%	United States	13,526	$13,526

Total Short Term Investments (Cost $101,013,526)			101,013,526

Total Investments (Cost $2,757,570,037) 99.9%			2,509,635,794
Other Assets, less Liabilities 0.1%			1,409,325

Net Assets 100.0%			$2,511,045,119

See Abbreviations on page TG-30.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2011. See Note 1(d).

cSee Note 1(c) regarding investment in Templeton China Opportunities Fund, Ltd.

dSee Note 8 regarding restricted securities.

eSee Note 9 regarding holdings of 5% voting securities.

fSee Note 1(d) regarding securities on loan.

gThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2011

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,745,635,037
Cost - Non-controlled affiliated issuers (Note 9)	11,935,000

Total cost of investments	$2,757,570,037

Value - Unaffiliated issuers	$2,497,451,713
Value - Non-controlled affiliated issuers (Note 9)	12,184,081

Total value of investments (includes securities loaned in the amount $12,876)	2,509,635,794
Cash	235,467
Receivables:
Investment securities sold	92,536
Capital shares sold	94,897
Dividends and interest	6,369,095
Other assets	81

Total assets	2,516,427,870

Liabilities:
Payables:
Investment securities purchased	1,951,199
Capital shares redeemed	684,386
Affiliates	2,110,694
Reports to shareholders	513,435
Payable upon return of securities loaned	13,526
Accrued expenses and other liabilities	109,511

Total liabilities	5,382,751

Net assets, at value	$2,511,045,119

Net assets consist of:
Paid-in capital	$3,053,263,375
Undistributed net investment income	58,485,038
Net unrealized appreciation (depreciation)	(248,007,804)
Accumulated net realized gain (loss)	(352,695,490)

Net assets, at value	$2,511,045,119

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2011

Templeton Growth Securities Fund
Class 1:
Net assets, at value	$1,200,681,988

Shares outstanding	116,957,241

Net asset value and maximum offering price per share	$10.27

Class 2:
Net assets, at value	$1,254,193,485

Shares outstanding	124,090,975

Net asset value and maximum offering price per share	$10.11

Class 4:
Net assets, at value	$56,169,646

Shares outstanding	5,511,306

Net asset value and maximum offering price per share	$10.19

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2011

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes $6,082,203)	$84,464,694
Interest	70,448
Income from securities loaned	2,830,011

Total investment income	87,365,153

Expenses:
Management fees (Note 3a)	21,549,019
Distribution fees: (Note 3c)
Class 2	3,675,317
Class 4	209,937
Unaffiliated transfer agent fees	3,678
Custodian fees (Note 4)	350,210
Reports to shareholders	529,624
Professional fees	141,797
Trustees’ fees and expenses	11,242
Other	69,492

Total expenses	26,540,316
Expense reductions (Note 4)	(75)

Net expenses	26,540,241

Net investment income	60,824,912

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes gains from a redemption in-kind of $9,941,638) (Note 11)	119,014,189
Foreign currency transactions	349,359

Net realized gain (loss)	119,363,548

Net change in unrealized appreciation (depreciation) on:
Investments	(404,067,405)
Translation of other assets and liabilities denominated in foreign currencies	(340,544)

Net change in unrealized appreciation (depreciation)	(404,407,949)

Net realized and unrealized gain (loss)	(285,044,401)

Net increase (decrease) in net assets resulting from operations	$(224,219,489)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Year Ended December 31,
	2011	2010

Increase (decrease) in net assets:
Operations:
Net investment income	$60,824,912	$41,851,542
Net realized gain (loss) from investments and foreign currency transactions	119,363,548	(42,734,201)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	(404,407,949)	206,309,126

Net increase (decrease) in net assets resulting from operations	(224,219,489)	205,426,467

Distributions to shareholders from:
Net investment income:
Class 1	(23,962,804)	(15,588,191)
Class 2	(19,367,342)	(21,721,910)
Class 4	(766,075)	(762,562)

Total distributions to shareholders	(44,096,221)	(38,072,663)

Capital share transactions: (Note 2)
Class 1	15,269,781	446,712,026
Class 2	(272,568,653)	(178,452,057)
Class 4	582,974	774,782

Total capital share transactions	(256,715,898)	269,034,751

Net increase (decrease) in net assets	(525,031,608)	436,388,555
Net assets:
Beginning of year	3,036,076,727	2,599,688,172

End of year	$2,511,045,119	$3,036,076,727

Undistributed net investment income included in net assets:
End of year	$58,485,038	$41,408,000

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Investments in non-registered money market funds are valued at the closing net asset value. Time deposits are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies of the Chinese government and thus the Fund may incur delays in redeeming its investment in the China Fund. The Fund’s investment in the China Fund is valued based upon the fair value of the China Fund’s portfolio securities and other assets and liabilities.

d. Securities Lending

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Securities Lending (continued)

day. The collateral is invested in a money market fund managed by the Fund’s custodian on the Fund’s behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2011, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2011, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2011		2010
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	64,351,377	$689,220,432	56,324,674	$579,159,138
Shares issued in reinvestment of distributions	2,081,912	23,962,804	1,592,257	15,588,191
Shares redeemed in-kind (Note 11)	(62,046)	(778,675)	—	—
Shares redeemed	(69,960,205)	(697,134,780)	(15,424,906)	(148,035,303)

Net increase (decrease)	(3,588,962)	$15,269,781	42,492,025	$446,712,026

Class 2 Shares:
Shares sold	8,669,643	$93,168,510	7,805,671	$79,205,936
Shares issued in reinvestment of distributions	1,706,374	19,367,342	2,250,975	21,721,910
Shares redeemed in-kind (Note 11)	(7,322,431)	(90,358,797)	—	—
Shares redeemed	(26,665,336)	(294,745,708)	(27,579,182)	(279,379,903)

Net increase (decrease)	(23,611,750)	$(272,568,653)	(17,522,536)	$(178,452,057)

Class 4 Shares:
Shares sold	552,161	$6,020,586	792,359	$8,038,832
Shares issued on reinvestment of distributions	66,906	766,075	78,292	762,562
Shares redeemed	(559,011)	(6,203,687)	(772,020)	(8,026,612)

Net increase (decrease)	60,056	$582,974	98,631	$774,782

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	over $100 million, up to and including $250 million
0.800%	over $250 million, up to and including $500 million
0.750%	over $500 million, up to and including $1 billion
0.700%	over $1 billion, up to and including $5 billion
0.675%	over $5 billion, up to and including $10 billion
0.655%	over $10 billion, up to and including $15 billion
0.635%	over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

f. Other Affiliated Transactions

At December 31, 2011, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 41.58% of the Fund’s outstanding shares.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2011, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At December 31, 2011, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2017	$240,654,060
2018	55,299,629

$295,953,689

During the year ended December 31, 2011, the Fund utilized $157,539,421 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2011 and 2010, was as follows:

	2011	2010
Distributions paid from ordinary income	$44,096,221	$38,072,663

At December 31, 2011, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,814,562,195

Unrealized appreciation	$229,259,904
Unrealized depreciation	(534,186,305)

Net unrealized appreciation (depreciation)	$(304,926,401)

Distributable earnings – undistributed ordinary income	$58,735,395

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2011, aggregated $1,198,508,134 and 1,284,923,812, respectively. Sales of investments excludes redemptions in-kind of $86,085,875.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
1,194,518	Templeton China Opportunities Fund, Ltd., Reg D (0.49% of Net Assets)	3/17/10-12/1/11	$11,935,000	$12,184,081

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2011, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Templeton China Opportunities Fund, Ltd., Reg D	1,192,192	2,326	—	1,194,518	$12,184,081	$—	$—

Total Affiliated Securities (0.49% of Net Assets)

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matured on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 20, 2012, the Borrowers renewed the Global Credit Facility for a total of $1.5 billion, maturing January 18, 2013.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers,

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

10. CREDIT FACILITY (continued)

including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2011, the Fund did not use the Global Credit Facility.

11. REDEMPTION IN-KIND

During the year ended December 31, 2011, the Fund realized $9,941,638 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders they will be reclassified from accumulated net realized gains to paid-in capital.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of December 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Equity Investments:
Diversified Financial Services	$67,163,358	$—	$12,184,081	$79,347,439
Other Equity Investments[a,b]	2,329,274,829	—	—	2,329,274,829
Short Term Investments	101,000,000	13,526	—	101,013,526

Total Investments in Securities	$2,497,438,187	$13,526	$12,184,081	$2,509,635,794

aIncludes common preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

12. FAIR VALUE MEASUREMENTS (continued)

At December 31, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value, is as follows:

	Balance at Beginning of Year	Purchases	Sales	Transfers Into (Out of) Level 3	Cost Basis Adjustments[a]	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets
Equity Investments-Diversified Financial Services	$14,592,433	$25,000	$—	$—	$—	$—	$(2,433,352)	$12,184,081	$(2,433,352)

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

13. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Portfolio Abbreviations

ADR - American Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Securities Fund (the “Fund”) at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 13, 2012

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Growth Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 41.54% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2011.

At December 31, 2011, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2012 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

For indexes sourced by Morningstar: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell® is a trademark and RussellTM is a servicemark of the Frank Russell Company.

Barclays Capital (BC) U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Barclays Capital (BC) U.S. Government Index: Intermediate Component is the intermediate component of the BC U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average is a price-weighted average of blue-chip stocks that are generally the leaders in their industry.

FTSE EPRA/NAREIT Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets. FTSE® is a trademark of London Stock Exchange Plc and The Financial Times Limited and is used by FTSE under license. All rights in and to the FTSE MPF Index series (including currency adjusted indices) are vested in FTSE. All information is provided for information purposes only. Every effort is made to ensure that all information given in this publication is accurate, but no responsibility or liability can be accepted by FTSE for any errors or for any loss arising from use of this publication.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/11, there were 192 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/11, there were 61 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/11, there were 78 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

I-1

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/11, there were 123 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

MSCI All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000® Value Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 2500™ Value Index is market capitalization weighted and measures performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index is market capitalization weighted and measures performance of the largest U.S. companies based on total market capitalization and represents the majority of the investable U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s 500 Index (S&P 500) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product.

Standard & Poor’s Global REIT Index is designed to measure performance of the investable universe of publicly traded real estate investment trusts. Index constituents generally derive the majority of their revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	132	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:

Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	132	Hess Corporation (exploration and refining of oil and gas).

Principal Occupation During at Least the Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).

Principal Occupation During at Least the Past 5 Years:

John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and formerly, Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	107	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President—Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President—Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Charles B. Johnson (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1988 and Chairman of the Board since 1993	132	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	50	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President— AML Compliance	Chief Compliance Officer since 2004 and Vice President— AML Compliance since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Director, Global Compliance, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer— Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer—Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since May 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*	We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**	Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 or their insurance companies to request the SAI.

BOD-4

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

SI-1

VALUE	BLEND	GROWTH	SECTOR	GLOBAL	INTERNATIONAL	HYBRID	ASSET ALLOCATION	FIXED INCOME

< GAIN FROM OUR PERSPECTIVE® >

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management, Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.	FTVIP A 02/12

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $912,438 for the fiscal year ended December 31, 2011 and $849,457 for the fiscal year ended December 31, 2010.

(b)	Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $10,000 for the fiscal year ended December 31, 2011 and $0 for the fiscal year ended December 31, 2010. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $1,295 for the fiscal year ended December 31, 2011 and $1,290 for the fiscal year ended December 31, 2010. The services for which these fees were paid included preparation of tax returns for foreign governments.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $100,000 for the fiscal year ended December 31, 2011 and $35,000 for the fiscal year ended December 31, 2010. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and derivative instruments.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2011 and $12,501 for the fiscal year ended December 31, 2010. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2011 and $132,299 for the fiscal year ended December 31, 2010. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1)    The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2)    None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)    No disclosures are required by this Item 4(f).

(g)    The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $111,295 for the fiscal year ended December 31, 2011 and $181,090 for the fiscal year ended December 31, 2010.

(h)    The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By:	/S/ LAURA F. FERGERSON
Laura F. Fergerson Chief Executive Officer – Finance and Administration

Date February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ LAURA F. FERGERSON
Laura F. Fergerson Chief Executive Officer – Finance and Administration

Date February 24, 2012

By:	/S/ GASTON GARDEY
Gaston Gardey Chief Financial Officer and Chief Accounting Officer

Date February 24, 2012